UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-07912

Old Westbury Funds, Inc.
(Exact name of registrant as specified in charter)

103 Bellevue Parkway Wilmington, DE 19809
(Address of principal executive offices) (Zip code)

Jordan Hedge BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-607-2200

Date of fiscal year end:   October 31

Date of reporting period:   October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Old Westbury Funds, Inc.

Annual Report

October 31, 2023

BESSEMER INVESTMENT MANAGEMENT LLC

Investment Adviser

Old Westbury Funds, Inc.

Old Westbury Funds, Inc.
A Letter from the President (Unaudited)
October 31, 2023

Dear Shareholders:

Fiscal 2023 was marked by ongoing geopolitical tensions, easing inflation, a slowing in the pace of interest rate hikes, resilient consumer spending despite diminishing excess savings, and economic strength that surprised to the upside. Equity markets had a strong year overall, though there has been some volatility, particularly given the sharp rise in yields. A “bad news is good news” narrative drove markets in recent months as they welcomed weaker economic data and sold off at the sight of strong data, recognizing that softening data would alleviate pressure on the Federal Reserve to keep interest rates elevated.

The primary economic question throughout the fiscal year has been whether higher interest rates would gently produce a “soft landing” or, not so gently, tip the economy into a recession. Throughout the period, economic growth in the U.S. continued to surpass expectations. In addition, labor market dynamics reflected a jobs market that has cooled but remained on solid ground. Inflation continued its decline, though the pace of disinflation slowed in recent months as components such as shelter and services remain elevated. Thus far, the Federal Reserve has been able to ease inflation and slow economic growth while avoiding a recession. Still, there is evidence that growth is set to slow further as the effects of elevated interest rates continue to permeate the economy.

The Adviser maintained an out-of-consensus positive economic outlook at the start of the fiscal year. With the economy on more stable footing, a soft landing has since become a more consensus view. The expected impact of still-elevated rates on future economic growth continues to be the market’s primary focus. Over time, the Adviser expects slower economic growth to place downward pressure on interest rates and believes investors are likely to pay a premium for companies that can maintain solid levels of earnings growth in this environment.

The Old Westbury All Cap Core Fund outperformed its primary benchmark, the MSCI ACWI Investable Market Index (Net), due to an overweight position in the U.S. and stock selection within consumer staples, communication services, and information technology, while investments in sector and exchange-traded funds and stock selection in the healthcare and energy sectors detracted from relative performance. The Old Westbury Large Cap Strategies Fund underperformed its benchmark, the MSCI All Country World Large Cap Index (Net), as stock selection in financials, energy, and healthcare detracted from relative performance. The Old Westbury Small & Mid Cap Strategies Fund underperformed its benchmark, MSCI All Country World Small Mid Cap Index (Net), as a result of stock selection in healthcare, technology, and financials.

The Old Westbury Credit Income Fund underperformed its benchmark, the ICE Bank of America 1-10 Year U.S. Corporate Index due to its Treasury curve positioning, while floating rate and credit allocations aided performance at the margin. The Old Westbury Fixed Income Fund underperformed its benchmark, the ICE Bank of America 1-10 Year AAA-A U.S. Corporate & Government Index; the Fund’s longer duration and barbelled yield-curve exposure were a drag on performance, while its overweight to credit aided performance. The Old Westbury Municipal Bond Fund underperformed its primary benchmark, the ICE Bank of America 1-12 Year AAA-AA Municipal Securities Index; duration and some credit selection were detractors while credit spread management, curve positioning, and roll-down were additive. The Old Westbury California Municipal Bond Fund outperformed its primary benchmark, the ICE Bank of America 3-7 Year AAA-AA Municipal Securities Index. The Old Westbury New York Municipal Bond Fund performed in line with its primary benchmark, the ICE Bank of America 3-7 Year AAA-AA Municipal Securities Index. Duration and some credit selection detracted while credit spread management, curve positioning, and roll-down contributed to performance.

At fiscal year-end, the Adviser remains committed to its longstanding investment approach, characterized by rigorous research and analysis, a centralized approach, and long-term perspective. These disciplines will likely continue to provide competitive long-term results for shareholders and position the Adviser to fulfill the central mandate of participating in strong market environments, while preserving capital during difficult times.

Sincerely,

David W. Rossmiller
President
Old Westbury Funds, Inc.

2

Old Westbury Funds, Inc.
All Cap Core Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury All Cap Core Fund (the “Fund”) for the fiscal year ended October 31, 2023, was 10.67%. In comparison, the return of its primary benchmark, the MSCI ACWI Investable Market Index (Net)a, was 9.43%. The Fund’s secondary benchmark, a blend of 90% MSCI USA Index (Gross) and 10% MSCI ACWI ex USA Index (Net)a, returned 10.33%.

The most significant detractor to the Fund’s results relative to its primary benchmark was the Fund’s investments in certain sector and exchange-traded funds such as SDIT Government II Fund, Health Care Select Sector SPDR Fund, and iShares China Large-Cap ETF as well as stock selection in the healthcare and energy sectors. Stocks within underperforming sectors with the highest negative relative contributions included UnitedHealth Group Incorporated and Pioneer Energy Resources Company. UnitedHealth Group failed to keep up with the move in cyclical assets that drove the market given its less economically sensitive healthcare business. Pioneer Energy Resources Company appreciated less than the sector and industry as it has less sensitivity to oil price movements and due to concerns that its oil wells were becoming less productive.

The most significant contributors to the Fund’s results relative to its primary benchmark were an overweight position in the U.S. and stock selection within consumer staples, communication services, and information technology. Stocks in these sectors with the greatest relative positive contribution included US Food Holdings Corp., Meta Platforms, and NVIDIA Corporation. US Food Holdings Corp. benefited from the return to restaurant dining post pandemic. Meta Platforms appreciated significantly on the recovery in earnings. NVIDIA Corporation more than doubled on the back of high demand for its artificial intelligence chips.

At fiscal year-end, versus its primary benchmark, the Fund maintained relative overweight positions in the industrials, financials, and energy sectors and underweight positions in healthcare, consumer staples, and consumer discretionary. Relative to the primary benchmark, the Fund continued to be significantly overweight U.S. stocks (94%) versus non-U.S. stocks (6%).

[a]	The Net version of each index reflects no deductions for fees, expenses or income taxes.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

3

Old Westbury Funds, Inc.
All Cap Core Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY SECTOR

Sector:	Percentage of Net Assets
Banks	3.3%
Communication Services	6.8
Consumer Discretionary	10.0
Consumer Staples	6.1
Energy	4.6
Exchange-Traded Funds	3.6
Financial Services	9.5
Health Care	9.6
Industrials	13.3
Information Technology	24.3
Insurance	1.0
Materials	1.9
Real Estate	1.2
Utilities	2.1
Other*	2.7
100.0%

*	Includes cash and equivalents, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
4

Old Westbury Funds, Inc.
All Cap Core Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Year Ended October 31, 2023 All Cap Core Fund
One Year	10.67%
Five Year	10.54%
Ten Year	8.69%

MSCI ACWI IMI Index (Net)
One Year	9.43%
Five Year	7.11%
Ten Year	6.61%

Blended Index (Net)
One Year	10.33%
Five Year	10.21%
Ten Year	10.22%

On December 30, 2016, the Fund changed its name to All Cap Core Fund (formerly Large Cap Core Fund) as part of a series of changes to the overall investment focus and strategies of the Fund. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy. The index performance is not illustrative of the Fund’s performance and performance of the fund will differ; the use of the index performance is not intended to mask negative performance.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus dated March 1, 2023 as 0.97%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2023 can be found in the Financial Highlights.

5

Old Westbury Funds, Inc.
All Cap Core Fund
Investment Adviser’s Report (Unaudited) - (Continued)

The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The Fund compares its performance to a blended benchmark, as a secondary benchmark, consisting of a 90% weighting in the MSCI USA Index (Gross) and a 10% weighting in the MSCI ACWI ex USA Index (Net) (the“Blended Index”). The MSCI ACWI IMI (Net) and the Blended Index (Net) also include the reinvestment of distributions but do not include fees, expenses and income taxes associated with an investment in the Fund. The MSCI ACWI IMI (Net) and the Blended Index (Net) are unmanaged. Investments cannot be made directly in an index.

The value of an investment in the Fund will fluctuate, which means that an investor could lose the principal amount invested. Investments made in foreign and emerging country securities may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

6

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Large Cap Strategies Fund (the “Fund”) for the fiscal year ended October 31, 2023, was 7.40%. In comparison, the return of the MSCI All Country World Large Cap Index (Net)a (“the Index”) was 11.86%.

Stock selection in the financials, energy, and healthcare sectors detracted from performance relative to the benchmark. Top relative detractors for the period included Chevron, NextEra Energy, and Bank of America. Shares in Chevron have underperformed as project slippage in key acreage and weak price realization have weighed on free cash flows and profitability. NextEra Energy shares fell due to the negative effect of higher interest rates on financing for renewables projects. Bank of America underperformed bank stocks due to the perception of its marginally higher mark-to-market risk, especially in relation to its treasury holdings. In addition, most banks underperformed the financials sector due to their greater interest rate sensitivity.

Stock selection within communications services and technology contributed to relative performance. Mega-capitalization U.S. companies such as Microsoft, NVIDIA, Meta, and Alphabet all experienced strong share price appreciation, particularly through the first half of 2023 due in part to strong results and growing excitement around artificial intelligence (AI). The Fund’s overweight positions in Microsoft and Alphabet helped drive the outperformance in these sectors. In addition, aerospace and defense company Rolls Royce was the Fund’s top positive contributor. Rolls Royce appreciated following management’s new and aggressive restructuring strategy, bolstered by the continued post-pandemic air traffic recovery.

At fiscal year-end, versus its benchmark, the Fund was relatively overweight the materials, technology, and utilities sectors and underweight the consumer staples, financials, and healthcare sectors. Relative to the benchmark, the Fund maintained its overweight to the U.S. and its underweight to developed Europe and Japan.

[a]	The Net version of each index reflects no deductions for fees, expenses or income taxes.
7

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY COUNTRY

Country:	Percentage of Net Assets
Australia	1.5%
Belgium	0.0	*
Brazil	0.5
Canada	1.4
Chile	0.0	*
China	4.0
Czech Republic	0.0	*
Denmark	0.0	*
Egypt	0.0	*
Faeroe Islands	0.0	*
Finland	0.0	*
France	1.3
Germany	0.7
Hong Kong	0.2
India	2.7
Indonesia	0.1
Ireland	0.4
Israel	0.0	*
Italy	0.0	*
Japan	0.6
Jersey Channel Islands	0.0	*
Kazakhstan	0.1
Malaysia	0.0	*
Mexico	0.0	*
Netherlands	2.1
Norway	0.1
Peru	0.0	*
Philippines	0.0	*
Poland	0.1
Portugal	0.0	*
Qatar	0.0	*
Singapore	0.4
South Africa	0.1
South Korea	0.1
Spain	0.0	*
Sweden	0.0	*
Switzerland	0.4
Taiwan	0.3
Turkey	0.0	*
United Arab Emirates	0.0	*
United Kingdom	3.4
United States	74.1
Uruguay	0.8
Other**	4.6
	100.0%

*	Represents less than 0.01% of net assets.
**	Includes cash and equivalents, exchange-traded funds, rights/warrants, U.S. Government Securities, investment company, forward foreign currency exchange contracts, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
8

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Year Ended October 31, 2023 Large Cap Strategies Fund
One Year	7.40%
Five Year	5.74%
Ten Year	5.72%

MSCI ACWI Large Cap Index (Net)
One Year	11.86%
Five Year	7.97%
Ten Year	7.13%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2026, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding, Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 1.10%. The expense ratio including acquired fund fees and expenses (if any), is stated in the prospectus dated March 1, 2023 as 1.11%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2023 can be found in the Financial Highlights.

The chart shown above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The MSCI ACWI Large Cap Index (Net) also includes the reinvestment of distributions but not fees, expenses and income taxes associated with an investment in the Fund. The MSCI ACWI Large Cap Index (Net) is unmanaged. Investments cannot be made directly in an index.

The value of an investment in the Fund will fluctuate, which means that an investor could lose the principal amount invested. Investments made in foreign and emerging country securities may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

9

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Small & Mid Cap Strategies Fund (the “Fund”) for the fiscal year ended October 31, 2023, was -0.53%. In comparison, the return of the MSCI All Country World Small Mid Cap Index (Net)a (the “Index”) was 2.28%.

Stock selection in healthcare, technology, and financials detracted from relative performance. The top three relative detractors were all in the healthcare sector and included Novocure, Alnylam Pharmaceuticals, and STAAR Surgical. Novocure faced setbacks in its clinical trials for Tumor Treating Fields (TTF) devices as a recent lung cancer trial failed to provide clear commercial viability and its ovarian cancer trial showed no meaningful benefit, although the team believes that the combination of TTFs with checkpoint inhibitors still holds promise. Alnylam’s shares faced pressure from below-market guidance and the Food and Drug Administration’s (FDA’s) rejection of Onpattro for Cardiomyopathy, but the team believes that the setback does not significantly diminish its potential as the company focuses on other therapies and larger patient groups. STAAR Surgical has been facing challenges gaining traction in the U.S. market due to limited surgery suite access and lack of control over the patient experience while experiencing strong global growth driven by China, Japan, and South Korea.

Stock selection within the real estate and consumer staples sectors contributed to relative performance. Real estate was a bottom performing sector in the index and the Fund’s underweight to the sector was a net benefit. Stocks with the greatest relative positive contribution include transportation and logistics company SAIA, healthcare technology company Exact Sciences, and software company Synopsis. SAIA outperformed due to consistent market share gains and resilient pricing power within the Less-Than-Truckload (LTL) freight industry, which led to leading to better-than-expected earnings along with valuation expansion. Exact Science’s share price has responded positively to the strong revenue growth of 33% year-over-year, and the expectation that it will turn free cash flow positive this year. Synopsys outperformed due to strong demand for semiconductor design software and increased investor enthusiasm around artificial intelligence (AI) adoption which could accelerate Synopsis growth rate over the medium-term.

At fiscal year-end, versus its benchmark, the Fund was relatively overweight the healthcare, technology, and energy sectors and underweight the real estate, financials, and consumer discretionary sectors. On a regional basis, the Fund was underweight the U.S. and Emerging Asia Pacific and overweight Developed Europe.

[a]	The Net version of each index reflects no deductions for fees, expenses or income taxes.
10

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY COUNTRY

Country:	Percentage of Net Assets
Australia	2.1%
Austria	0.2
Belgium	0.2
Bermuda	0.1
Brazil	0.7
Canada	3.4
Chile	0.1
China	4.0
Costa Rica	0.0	*
Denmark	1.4
Finland	0.5
France	1.3
Germany	1.6
Greece	0.4
Hong Kong	0.5
Iceland	0.1
India	1.0
Indonesia	0.1
Ireland	0.2
Israel	2.1
Italy	1.5
Japan	8.6
Jersey Channel Islands	0.1
Luxembourg	0.0	*
Malaysia	0.0	*
Mexico	0.1
Netherlands	0.8
New Zealand	0.2
Norway	0.6
Peru	0.1
Poland	0.4
Portugal	0.1
Russia	0.0	*
Singapore	0.4
South Africa	0.3
South Korea	1.1
Spain	0.5
Sweden	1.2
Switzerland	1.9
Taiwan	0.8
Thailand	0.4
Turkey	0.2
United Kingdom	5.8
United States	39.1
Uruguay	0.2
Vietnam	0.0	*
Other**	15.6
	100.0%

*	Represents less than 0.01% of net assets.
**	Includes cash and equivalents, exchange-traded funds, rights/warrants, U.S. Government Securities, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
11

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Year Ended October 31, 2023 Small & Mid Cap Strategies Fund
One Year	-0.53%
Five Year	2.03%
Ten Year	3.77%

MSCI ACWI SMID Cap Index (Net)
One Year	2.28%
Five Year	4.62%
Ten Year	5.13%

On December 30, 2016, the Fund changed its name to Small & Mid Cap Strategies Fund (formerly Small & Mid Cap Fund) as part of a series of changes to the overall investment focus and strategies of the Fund. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy. The index performance is not illustrative of the Fund’s performance and performance of the fund will differ; the use of the index performance is not intended to mask negative performance.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2026, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any), at 1.10%, as disclosed in the Funds’ prospectus dated March 1, 2023. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus as 1.17% and after fee waivers as 1.13%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2023 can be found in the Financial Highlights.

The chart shown above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The MSCI ACWI SMID Cap Index (Net) also includes the reinvestment of distributions but not fees, expenses and income taxes associated with an investment in the Fund. The MSCI ACWI SMID Cap Index (Net) is unmanaged. Investments cannot be made directly in an index.

12

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Investments made in small-capitalization and mid-capitalization companies are subject to greater volatility and less liquidity compared to investments made in larger and more established companies. The value of an investment in the Fund will fluctuate, which means that an investor could lose the principal amount invested. Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

13

Old Westbury Funds, Inc.
Credit Income Fund
Investment Adviser’s Report (Unaudited)

The Old Westbury Credit Income Fund (the “Fund”) returned -1.05% for the fiscal year ended October 31, 2023. In comparison, the return of the ICE Bank of America 1-10 Year U.S. Corporate Index (the “Index”) was 4.20%.

The Fund’s credit allocation generally has a tilt toward risk-on assets; namely convertible bonds, preferred securities, and emerging market debt. Global equity strength and credit spread compression were tailwinds for these asset classes, especially considering their lower duration risk profiles. Despite these tailwinds, bank failures early in the year created idiosyncratic volatility in preferred securities, which marginally detracted from performance relative to the benchmark through the end of the fiscal year.

Non-agency mortgage-backed securities overall high coupon rates delivered strong returns despite still elevated fixed income volatility and mortgage rates. While these dynamics continued to slow the overall housing market, underlying fundamentals remained strong and the overweight to mortgages remained a high conviction allocation as the floating rate component of the securities helped insulate performance. High-yield fixed income also participated in the general risk-on environment, especially considering higher yields have helped the asset class remain relatively stable. To note, high yield securities held by the Fund are managed with a conservative bent via rating and sector positioning. The government security allocation consists of long-duration U.S. Treasuries and agency mortgage-backed securities, which are quasi-government backed. The Fund’s long-duration Treasuries have the highest sensitivity to interest rates. With the continued pronounced shift toward tighter monetary policy, performance remained challenged in U.S. Treasuries. The allocation has been slightly underweight long-duration Treasuries relative to a target weight of 25% for the Fund but still contributed negatively relative to the Index.

At fiscal year end, the Fund allocated 28.1% to emerging market debt, convertible securities, and preferred securities, 40.5% to non-agency mortgage-backed securities and high yield debt, and 31.4% to government securities, which include agency mortgage-backed securities and long-duration Treasuries. Overall, diversification is of critical importance to the Fund’s construction.

PORTFOLIO DIVERSIFICATION BY SECTOR

Sector:	Percentage of Net Assets
Asset-Backed Securities	18.3%
Bank Loans	0.1
Corporate Bonds	7.9
Exchange-Traded Funds	13.6
Non-Agency Mortgage-Backed Securities	22.2
Preferred Stocks	0.2
U.S. Government Agencies and Securities	31.4
Other*	6.3
100.0%

*	Includes cash and equivalents, swap agreements, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
14

Old Westbury Funds, Inc.
Credit Income Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Year Ended October 31, 2023 Credit Income Fund
One Year	-1.05%
Since Inception date of October 1, 2020	-4.75%

ICE Bank of America 1-10 Year U.S. Corporate Index
One Year	4.20%
Since Inception date of October 1, 2020	-2.64%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2026, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any), at 0.85%, as disclosed in the Funds’ prospectus dated March 1, 2023. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus as 0.94% and after fee waivers as 0.93%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2023 can be found in the Financial Highlights.

The chart shown above illustrates the total value of a $10,000 investment for 3 Years and 1 Month, with distributions reinvested. The ICE Bank of America 1-10 Year U.S. Corporate Index also includes the reinvestment of distributions but does not include fees, expenses and income taxes associated with an investment in the Fund. The ICE Bank of America 1-10 Year U.S. Corporate Index is unmanaged. Investments cannot be made directly in an index.

Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including prepayment and contraction risk, risk of default of the underlying mortgage or assets, and delinquencies and losses of the underlying mortgage or assets. Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility. The Fund may invest in instruments that are volatile, speculative or otherwise risky. The Fund is non-diversified, meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

15

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited)

The Old Westbury Fixed Income Fund (the “Fund”) returned 1.18% for the fiscal year ended October 31, 2023. In comparison, the return of the ICE Bank of America 1-10 Year AAA-A U.S. Corporate & Government Index (the “Index”) was 1.90%.

During the first half of the fiscal year, the team began to extend the duration of the Fund by lowering exposure at the front of the yield curve and increasing exposure in longer-dated bonds, primarily at the 5-year point. The team believed that the Federal Reserve was quickly approaching the end of its rate hiking cycle. Higher interest rates and the resulting tightening of credit conditions were expected to slow the economy during the course of the 2023. The team believes that longer-maturity bonds generally outperform shorter-maturity bonds in this environment. At the same time, the team also gradually extended the maturity of its credit holdings. The high overall yield and strong credit fundamentals of the investment grade credit market provided an opportunity for the team to begin to lock in higher yields for longer.

Although the economy proved to be more resilient than the team had anticipated, the team believes there is evidence that the economy is beginning to slow and inflation is moderating. The team expects the economy to continue to slow over the course of the next several quarters as higher interest rates weigh on growth. The team maintains the Fund’s longer-than-benchmark duration position and has gradually increased high quality credit exposure. Exposure to asset-backed securities and collateralized loan obligations have been maintained for their high quality, high yield attributes.

PORTFOLIO DIVERSIFICATION BY SECTOR

Sector:	Percentage of Net Assets
Asset-Backed Securities	7.2%
Corporate Bonds	25.9
Municipal Bonds	0.6
Non-Agency Mortgage-Backed Securities	0.0 *
U.S. Government Agencies and Securities	64.8
Other**	1.5
100.0%

*	Represents less than 0.01% of net assets.
**	Includes cash and equivalents, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
16

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Year Ended October 31, 2023 Fixed Income Fund
One Year	1.18%
Five Year	0.43%
Ten Year	0.46%

ICE Bank of America 1-10 Year AAA-A U.S. Corporate & Government Index
One Year	1.90%
Five Year	0.80%
Ten Year	1.00%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2026, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 0.57%. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus dated March 1, 2023 as 0.69% and after fee waivers as 0.57%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2023 can be found in the Financial Highlights.

The chart shown above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The ICE Bank of America 1-10 Year AAA-A U.S. Corporate & Government Index also includes the reinvestment of distributions but does not include fees, expenses and income taxes associated with an investment in the Fund. The ICE Bank of America 1-10 Year AAA-A U.S. Corporate & Government Index is unmanaged. Investments cannot be made directly in an index.

The Fund is subject to risks such as credit, prepayment and interest rate risk associated with the underlying bond holdings in the Fund. The value of the Fund can decline as interest rates rise and an investor can lose principal.

17

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Municipal Bond Fund (the “Fund”) for the fiscal year ended October 31, 2023, was 1.34%. In comparison, the return of the primary benchmark, the ICE Bank of America 1-12 Year AAA-AA Municipal Securities Index (the “Index”), was 1.85%. The Fund’s secondary benchmark, the Lipper Short-Intermediate Municipal Debt Funds Index, returned 2.11%.

Throughout the year, the Fund maintained a longer duration posture compared to its primary benchmark, reflective of strong municipal fundamentals, favorable supply trends, relatively high yields, and a high-tax environment conducive to elevated demand for the asset class. Throughout the fiscal year, the team’s investment thesis remained unchanged, specifically that the Federal Reserve’s aggressive hiking campaign would ultimately lead to slower growth, in turn driving a flight-to-quality trade into fixed income. In the interim, the team believes that absolute and tax-adjusted municipal yields provided a compelling opportunity for investors. In light of that outlook, the team maintained the Fund’s longer duration posture throughout the year, utilizing the selloff in rates to opportunistically capture wider spreads and reset book yields higher.

The Fund’s performance fluctuated in line with broader market volatility. Positive contributors to performance during the period included credit spread management (as the flight to quality commenced, high-grade spreads tightened rather dramatically), curve positioning (barbell with overweights in the front end and back end of the curve to take advantage of the inversion), and roll-down (capturing the steepness of the yield curve in longer-dated maturities), while detractors included duration (the long duration posture proved to be particularly challenging in the third quarter) and some credit selection.

At fiscal year end, the Fund was positioned with a long duration posture relative to its primary benchmark and an up-in-quality focus. Exposures were spread across a number of municipal sectors, and the Fund maintained an opportunistic allocation to taxable municipals and U.S. Treasuries.

18

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY STATE

State:	Percentage of Net Assets
Alabama	0.4%
Arizona	1.5
California	5.8
Colorado	1.2
Connecticut	1.9
Delaware	1.6
District of Columbia	2.3
Florida	1.0
Georgia	1.9
Hawaii	3.2
Idaho	0.0 *
Illinois	0.3
Iowa	0.4
Maryland	6.6
Massachusetts	5.1
Michigan	0.5
Minnesota	1.1
Mississippi	0.3
Missouri	0.3
Nebraska	0.2
Nevada	1.1
New Jersey	4.2
New York	15.0
North Carolina	3.1
Ohio	2.7
Oklahoma	0.2
Oregon	1.4
Pennsylvania	1.0
South Carolina	0.1
Tennessee	0.5
Texas	15.7
Utah	0.8
Virginia	3.5
Washington	6.9
Wisconsin	1.6
Other**	6.6
100.0%

*	Represents less than 0.01% of net assets.
**	Includes cash and equivalents, Corporate Bonds, U.S. Government Securities, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
19

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Year Ended October 31, 2023 Municipal Bond Fund
One Year	1.34%
Five Year	0.58%
Ten Year	0.75%

ICE Bank of America 1-12 Year AAA-AA Municipal Securities Index
One Year	1.85%
Five Year	1.05%
Ten Year	1.28%

Lipper Short-Intermediate Municipal Debt Funds Index
One Year	2.11%
Five Year	0.97%
Ten Year	1.08%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2026, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 0.57%. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus dated March 1, 2023 as 0.66% and after fee waivers as 0.58%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2023 can be found in the Financial Highlights.

The chart shown above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The ICE Bank of America 1-12 Year AAA-AA Municipal Securities Index and the Lipper Short-Intermediate Municipal Debt Funds Index also include the reinvestment of distributions but do not include fees, expenses and income taxes associated with an investment in the Fund. The ICE Bank

20

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

of America 1-12 Year AAA-AA Municipal Securities Index and the Lipper Short-Intermediate Municipal Debt Funds Index are unmanaged. Investments cannot be made directly in an index.

Municipal securities held by the Fund may be adversely affected by local political and economic factors. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

21

Old Westbury Funds, Inc.
California Municipal Bond Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury California Municipal Bond Fund (the “Fund”) for the fiscal year ended October 31, 2023, was 1.85%. In comparison, the return of its benchmark, the ICE Bank of America 3-7 Year AAA-AA Municipal Securities Index (the “Index”), was 1.60%.

Throughout the year, the Fund maintained a longer duration posture compared to its benchmark, reflective of strong municipal fundamentals, favorable supply trends, relatively high yields, and a high-tax environment conducive to elevated demand for the asset class. Throughout the fiscal year, the team’s investment thesis remained unchanged, specifically that the Federal Reserve’s aggressive hiking campaign would ultimately lead to slower growth, in turn driving a flight-to-quality trade into fixed income. The team believes that in the interim, absolute and tax-adjusted municipal yields provided a compelling opportunity for investors. In light of that outlook, the Fund maintained its longer duration posture throughout the year, utilizing the selloff in rates to opportunistically capture wider spreads and reset book yields higher.

Through the fiscal year, the Fund’s performance fluctuated in line with the broader market volatility. Positive contributors to performance during the period included credit spread management (as the flight to quality commenced, high-grade spreads tightened rather dramatically), curve positioning (barbell with overweights in the front end and back end of the curve to take advantage of the inversion), and roll-down (capturing the steepness of the yield curve in longer-dated maturities), while detractors included duration (the long duration posture proved to be particularly challenging in the third quarter) and some credit selection. Notably, state-specific debt issuances for high-tax states such as New York, California, and Connecticut outperformed the broader municipal market as investors in those states sought to shelter their income from onerous in-state tax rates. California, for example, experienced very strong demand for the deals that came to market given the 13.3% top tax rate, resulting in significantly oversubscribed new issues and trading activity thereafter that drove prices higher than more generic counterparts.

At fiscal year end, the Fund was positioned with a long duration posture relative to its benchmark and an up-in-quality focus. Exposures were spread across a number of municipal sectors, and the Fund maintained an opportunistic allocation to taxable municipals and U.S. Treasuries. Furthermore, given the particularly onerous tax profile of the state of California, the tax-exempt portion of the Fund was funded solely with high-coupon California municipal bonds.

PORTFOLIO DIVERSIFICATION BY STATE

State:	Percentage of Net Assets
California	82.8%
Other*	17.2
100.0%

*	Includes cash and equivalents, Corporate Bonds, U.S. Government Securities, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
22

Old Westbury Funds, Inc.
California Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Year Ended October 31, 2023 California Municipal Bond Fund
One Year	1.85%
Since Inception date of December 4, 2018	0.34%

ICE Bank of America 3-7 Year AAA-AA Municipal Securities Index
One Year	1.60%
Since Inception date of December 4, 2018	0.63%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2026, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 0.57%. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus dated March 1, 2023 as 0.78% and after fee waivers as 0.58%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2023 can be found in the Financial Highlights.

The chart shown above illustrates the total value of a $10,000 investment for 4 Years and 11 Months, with distributions reinvested. The ICE Bank of America 3-7 Year AAA-AA Municipal Securities Index also includes the reinvestment of distributions but does not include fees, expenses and income taxes associated with an investment in the Fund. The ICE Bank of America 3-7 Year AAA-AA Municipal Securities Index is unmanaged. Investments cannot be made directly in an index.

Municipal securities held by the Fund may be adversely affected by local political and economic factors. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes. The Fund is non-diversified, meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

23

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury New York Municipal Bond Fund (the “Fund”) for the fiscal year ended October 31, 2023, was 1.58%. In comparison, the return of its benchmark, the ICE Bank of America 3-7 Year AAA-AA Municipal Securities Index (the “Index”), was 1.60%.

Throughout the fiscal year, the Fund maintained a longer duration posture compared to its benchmark, reflective of strong municipal fundamentals, favorable supply trends, relatively high yields, and a high-tax environment conducive to elevated demand for the asset class. Throughout the fiscal year, the team’s investment thesis remained unchanged, specifically that the Fed’s aggressive hiking campaign would ultimately lead to slower growth, in turn driving a flight-to-quality trade into fixed income. The team believes that in the interim, absolute and tax-adjusted municipal yields provided a compelling opportunity for investors. In light of that outlook, the Fund maintained its longer duration posture throughout the year, utilizing the selloff in rates to opportunistically capture wider spreads and reset book yields higher.

Through the fiscal year, the Fund’s performance fluctuated in line with the broader market volatility and ultimately ended the year in line with the benchmark. Positive contributors to performance during the period included credit spread management (as the flight to quality commenced, high-grade spreads tightened rather dramatically), curve positioning (barbell with overweights in the front end and back end of the curve to take advantage of the inversion), and roll-down (capturing the steepness of the yield curve in longer-dated maturities), while detractors included duration (the long duration posture proved to be particularly challenging in the third quarter) and some credit selection. Notably, state-specific debt issuances for high-tax states such as New York, California, and Connecticut outperformed the broader municipal market as investors in those states sought to shelter their income from onerous in-state tax rates. New York, for example, experienced very strong demand for the deals that came to market given the 10.9% top tax rate, resulting in oversubscribed new issues and trading activity thereafter that drove prices higher than more generic counterparts.

At fiscal year end, the Fund was positioned with a long duration posture relative to its primary benchmark and an up-in-quality focus. Exposures were spread across a number of municipal sectors, and the Fund maintained an opportunistic allocation to taxable municipals and U.S. Treasuries. Furthermore, given the particularly onerous tax profile of the state of New York, the tax-exempt portion of the Fund was funded solely with high-coupon New York municipal bonds.

PORTFOLIO DIVERSIFICATION BY STATE

State:	Percentage of Net Assets
New York	88.4%
Other*	11.6
100.0%

*	Includes cash and equivalents, Corporate Bonds, U.S. Government Securities, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
24

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns For the Year Ended October 31, 2023 New York Municipal Bond Fund
One Year	1.58%
Since Inception date of December 4, 2018	0.40%

ICE Bank of America 3-7 Year AAA-AA Municipal Securities Index
One Year	1.60%
Since Inception date of December 4, 2018	0.63%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2026, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 0.57%. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus dated March 1, 2023 as 0.75% and after fee waivers as 0.58%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2023 can be found in the Financial Highlights.

The chart shown above illustrates the total value of a $10,000 investment for 4 Years and 11 Months, with distributions reinvested. The ICE Bank of America 3-7 Year AAA-AA Municipal Securities Index also includes the reinvestment of distributions but does not include fees, expenses and income taxes associated with an investment in the Fund. The ICE Bank of America 3-7 Year AAA-AA Municipal Securities Index is unmanaged. Investments cannot be made directly in an index.

Municipal securities held by the Fund may be adversely affected by local political and economic factors. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes The Fund is non-diversified, meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

25

Old Westbury Funds, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Period Ended October 31, 2023

As a shareholder of Old Westbury Funds, Inc., you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 through October 31, 2023.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Actual Beginning Account Value 05/01/2023	Actual Ending Account Value 10/31/2023	Actual Expenses Paid During Period* 05/01/2023 - 10/31/2023	Actual Expense Ratio During Period** 05/01/2023 - 10/31/2023
All Cap Core Fund	$1,000.00	$1,014.90	$4.88	0.96%
Large Cap Strategies Fund	1,000.00	976.40	5.48	1.10%
Small & Mid Cap Strategies Fund	1,000.00	921.60	5.33	1.10%
Credit Income Fund	1,000.00	935.20	4.15	0.85%
Fixed Income Fund	1,000.00	962.30	2.82	0.57%
Municipal Bond Fund	1,000.00	964.20	2.82	0.57%
California Municipal Bond Fund	1,000.00	968.80	2.83	0.57%
New York Municipal Bond Fund	1,000.00	965.40	2.82	0.57%

*	Expenses are equal to the average account value times each Fund’s annualized expense ratio multiplied by 184/365 to reflect the one-half year period.
**	Expense ratios are annualized and reflect existing expense waivers/reimbursements.
26

Old Westbury Funds, Inc.
Disclosure of Fund Expenses (Unaudited) - (Continued)
For the Period Ended October 31, 2023

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Hypothetical Beginning Account Value 05/01/2023	Hypothetical Ending Account Value 10/31/2023	Hypothetical Expenses Paid During Period* 05/01/2023 - 10/31/2023	Hypothetical Expense Ratio During Period** 05/01/2023 - 10/31/2023
All Cap Core Fund	$1,000.00	$1,020.37	$4.89	0.96%
Large Cap Strategies Fund	1,000.00	1,019.66	5.60	1.10%
Small & Mid Cap Strategies Fund	1,000.00	1,019.66	5.60	1.10%
Credit Income Fund	1,000.00	1,020.92	4.33	0.85%
Fixed Income Fund	1,000.00	1,022.33	2.91	0.57%
Municipal Bond Fund	1,000.00	1,022.33	2.91	0.57%
California Municipal Bond Fund	1,000.00	1,022.33	2.91	0.57%
New York Municipal Bond Fund	1,000.00	1,022.33	2.91	0.57%

*	Expenses are equal to the average account value times each Fund’s annualized expense ratio multiplied by 184/365 to reflect the one-half year period.
**	Expense ratios are annualized and reflect existing expense waivers/reimbursements.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, these tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

27

Old Westbury Funds, Inc.
All Cap Core Fund
Portfolio of Investments	October 31, 2023

Shares		Value
COMMON STOCKS — 93.7%
Banks — 3.3%
217,851	Bank of America Corp.	$5,738,195
649,714	JPMorgan Chase & Co.	90,349,229
		96,087,424
Communication Services — 6.8%
748,214	Alphabet, Inc. - Class C(a)	93,751,214
97,065	Live Nation Entertainment, Inc.(a)	7,767,142
189,008	Meta Platforms, Inc. - Class A(a)	56,942,440
288,348	Take-Two Interactive Software, Inc.(a)	38,566,545
		197,027,341
Consumer Discretionary — 10.0%
745,995	Amazon.com, Inc.(a)	99,284,475
7,128	AutoZone, Inc.(a)	17,656,983
234,965	Bath & Body Works, Inc.	6,966,712
47,312	Burlington Stores, Inc.(a)	5,726,171
429,142	Dollarama, Inc.	29,305,749
185,061	Expedia Group, Inc.(a)	17,634,463
214,767	Hilton Worldwide Holdings, Inc.	32,543,644
59,005	Home Depot, Inc. (The)	16,798,133
360	Lowe’s Cos., Inc.	68,605
35,935	LVMH Moet Hennessy Louis Vuitton SE	25,726,965
19,633	MercadoLibre, Inc.(a)	24,359,448
26,540	Pool Corp.	8,380,536
14,613	Ulta Beauty, Inc.(a)	5,572,083
		290,023,967
Consumer Staples — 6.1%
1,025,899	Alimentation Couche-Tard, Inc.	55,846,487
375,955	BJ’s Wholesale Club Holdings, Inc.(a)	25,610,055
48,716	Costco Wholesale Corp.	26,912,667
610,808	US Foods Holding Corp.(a)	23,784,863
269,703	Walmart, Inc.	44,072,167
		176,226,239
Energy — 4.6%
377,008	ChampionX Corp.	11,611,846
333,835	ConocoPhillips	39,659,598
101,166	Pioneer Natural Resources Co.	24,178,674
1,022,890	Schlumberger NV	56,934,058
		132,384,176
Financial Services — 9.5%
310,032	Blackstone, Inc.	28,631,455
210,901	Brookfield Corp.	6,147,764
381,562	Intercontinental Exchange, Inc.	40,995,021
290,733	Nasdaq, Inc.	14,420,357
118,318	S&P Global, Inc.	41,329,661
249,978	Tradeweb Markets, Inc. - Class A	22,500,520
440,472	Visa, Inc. - Class A	103,554,967
93,905	WEX, Inc.(a)	15,633,304
		273,213,049
Shares		Value
Health Care — 9.6%
195,329	Avantor, Inc.(a)	$3,404,584
288,348	Cencora, Inc.	53,387,632
63,693	Cooper Cos., Inc. (The)	19,856,293
95,147	Danaher Corp.	18,270,127
56,055	IQVIA Holdings, Inc.(a)	10,136,426
37,035	Medpace Holdings, Inc.(a)	8,987,283
100,102	STERIS Plc	21,019,418
56,249	Teleflex, Inc.	10,392,003
113,097	Thermo Fisher Scientific, Inc.	50,302,153
154,815	UnitedHealth Group, Inc.	82,912,721
		278,668,640
Industrials — 13.3%
163,702	A.O. Smith Corp.	11,419,852
163,725	Ashtead Group Plc	9,390,039
150,325	Booz Allen Hamilton Holding Corp.	18,028,477
489,996	Canadian Pacific Kansas City Ltd.	34,789,981
89,073	Carlisle Cos., Inc.	22,632,559
129,215	Clean Harbors, Inc.(a)	19,856,469
1,024,133	Copart, Inc.(a)	44,570,268
127,013	Eaton Corp. Plc	26,407,273
125,669	Equifax, Inc.	21,309,693
201,150	Fortive Corp.	13,131,072
59,400	Herc Holdings, Inc.	6,343,326
922,213	Howmet Aerospace, Inc.	40,669,593
81,814	Lincoln Electric Holdings, Inc.	14,301,087
75,475	Northrop Grumman Corp.	35,581,179
37,335	Saia, Inc.(a)	13,384,224
741,523	TransUnion	32,538,029
70,211	Veralto Corp.(a)	4,844,559
353,603	WillScot Mobile Mini Holdings Corp.(a)	13,935,494
		383,133,174
Information Technology — 24.3%
889,401	Apple, Inc.	151,883,009
30,904	ASM International NV	12,753,462
58,552	ASML Holding NV	35,196,803
103,355	CDW Corp.	20,712,342
98,100	Five9, Inc.(a)	5,677,047
77,985	Gartner, Inc.(a)	25,894,139
37,366	Keysight Technologies, Inc.(a)	4,560,520
57,890	Manhattan Associates, Inc.(a)	11,287,392
463,652	Marvell Technology, Inc.	21,893,647
560,538	Microsoft Corp.	189,523,503
178,474	Motorola Solutions, Inc.	49,697,870
88,525	Nice Ltd. - ADR(a)	13,663,834
146,907	NVIDIA Corp.	59,908,675
528,220	Oracle Corp.	54,617,948
45,985	ServiceNow, Inc.(a)	26,756,372
35,406	Synopsys, Inc.(a)	16,620,993
		700,647,556

28

Old Westbury Funds, Inc.
All Cap Core Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
Insurance — 1.0%
89,235	Aon Plc - Class A	$27,609,309
Materials — 1.9%
128,012	Sherwin-Williams Co. (The)	30,493,739
131,741	Vulcan Materials Co.	25,885,789
		56,379,528
Real Estate — 1.2%
334,313	Prologis, Inc. REIT	33,682,035
Utilities — 2.1%
458,372	Ameren Corp.	34,703,344
431,510	NextEra Energy, Inc.	25,157,033
		59,860,377
Total Common Stocks (Cost $1,840,148,782)		2,704,942,815

EXCHANGE-TRADED FUNDS — 3.6%
603,004	Health Care Select Sector SPDR Fund	75,098,118
737,700	iShares China Large-Cap ETF	18,826,104
50,325	VanEck Retail ETF(a)	8,449,064

Total Exchange-Traded Funds (Cost $104,655,256)		102,373,286

INVESTMENT COMPANY — 2.8%
82,215,409	Federated Hermes Government Obligations Fund, 5.26%(b)	82,215,409
Total Investment Company (Cost $82,215,409)		82,215,409

TOTAL INVESTMENTS — 100.1% (Cost $2,027,019,447)		$2,889,531,510
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(1,780,479)
NET ASSETS — 100.0%		$2,887,751,031

(a)	Non-income producing security.
(b)	The rate shown represents the current yield as of October 31, 2023.

The following abbreviations are used in the report:

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depositary Receipt

29

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments	October 31, 2023

Shares		Value
COMMON STOCKS — 95.4%
AUSTRALIA — 1.5%
39,390	ANZ Group Holdings Ltd.	$621,140
268,018	Atlassian Corp. - Class A(a)	48,414,772
3,311,979	BHP Group Ltd.	93,753,768
63,459	BlueScope Steel Ltd.	760,712
417,530	Capricorn Metals Ltd.(a)	1,242,313
21,219	Commonwealth Bank of Australia	1,305,306
57,241	Computershare Ltd.	903,375
769,998	CSL Ltd.	113,799,642
2,077,935	Evolution Mining Ltd.	4,647,544
276,330	Fortescue Metals Group Ltd.	3,931,024
1,234,270	Gold Road Resources Ltd.	1,467,170
23,566	National Australia Bank Ltd.	422,167
78,727	Nick Scali Ltd.	540,000
265,632	Nine Entertainment Co. Holdings Ltd.	313,018
1,304,450	Northern Star Resources Ltd.	9,552,206
817,390	OceanaGold Corp.	1,367,474
1,530,745	Perseus Mining Ltd.	1,635,540
427,295	Pilbara Minerals Ltd.	1,003,715
6,007	REA Group Ltd.	551,471
845,060	Regis Resources Ltd.(a)	914,824
405,299	Santos Ltd.	1,977,640
1,040,245	Silver Lake Resources Ltd.(a)	684,226
89,940	SmartGroup Corp. Ltd.	491,722
791,820	South32 Ltd.	1,694,007
209,670	Woodside Energy Group Ltd.	4,566,571
39,726	Woolworths Group Ltd.	889,257
		297,450,604
BELGIUM — 0.0%
18,862	Proximus SADP	156,338
5,063	UCB SA	370,308
		526,646
BRAZIL — 0.5%
177,748	Ambev SA	452,677
153,321	B3 SA - Brasil Bolsa Balcao	339,075
108,815	Cia de Saneamento Basico do Estado de Sao Paulo SABESP	1,259,355
65,990	Cia de Saneamento de Minas Gerais Copasa MG	209,812
1,327,600	Localiza Rent a Car SA	13,426,751
3,405,483	NU Holdings Ltd. - Class A(a)	27,924,961
124,132	Petroleo Brasileiro SA	930,667
396,380	Petroleo Brasileiro SA - Preference Shares	2,730,456
3,128,540	Raia Drogasil SA	16,015,792
183,590	Suzano SA	1,880,416
615,615	Vale SA	8,428,800
1,640,500	WEG SA	10,714,864
949,080	XP, Inc. - Class A	18,981,600
		103,295,226
Shares		Value
CANADA — 1.4%
365,715	Agnico Eagle Mines Ltd.	$17,152,409
441,560	Alamos Gold, Inc. - Class A	5,467,161
18,292	Alimentation Couche-Tard, Inc.	995,755
1,221,765	B2Gold Corp.	3,911,763
10,593	Bank of Nova Scotia (The)	428,914
1,273,120	Barrick Gold Corp.	20,335,034
5,187	Canadian National Railway Co.	548,829
126,973	Canadian Natural Resources Ltd.	8,062,911
1,059,702	Canadian Pacific Kansas City Ltd.	75,239,415
115,880	Cenovus Energy, Inc.	2,207,716
253,410	Centerra Gold, Inc.	1,288,293
449	Constellation Software, Inc.	900,108
13,540	Dollarama, Inc.	924,635
217,550	Dundee Precious Metals, Inc.	1,426,017
17,628	Enbridge, Inc.	564,910
87,860	First Quantum Minerals Ltd.	1,018,143
396,415	Franco-Nevada Corp.	48,224,417
84,462	Frontera Energy Corp.(a)	716,260
14,240	Interfor Corp.(a)	175,696
14,649	Metro, Inc.	744,096
245,575	Nutrien Ltd.	13,189,419
208,610	Osisko Gold Royalties Ltd.	2,549,803
46,594	Pason Systems, Inc.	446,536
10,675	Rogers Communications, Inc. - Class B	395,516
12,979	Royal Bank of Canada	1,036,635
896,980	Shopify, Inc. - Class A(a)	42,328,486
15,525	Stella-Jones, Inc.	813,222
114,090	Suncor Energy, Inc.	3,694,813
9,866	TC Energy Corp.	339,787
75,500	Teck Resources Ltd. - Class B	2,667,748
94,950	Torex Gold Resources, Inc.(a)	915,437
10,456	Toronto-Dominion Bank (The)	584,043
25,505	Tourmaline Oil Corp.	1,348,680
15,825	West Fraser Timber Co. Ltd.	1,068,009
324,035	Wheaton Precious Metals Corp.	13,685,762
		275,396,378
CHILE — 0.0%
40,805	Antofagasta Plc	667,224
CHINA — 4.0%
1,194,656	Agricultural Bank of China Ltd. - H Shares	441,254
16,885,468	Alibaba Group Holding Ltd.(a)	173,837,229
162,600	Anker Innovations Technology Co. Ltd. - A Shares	2,075,788
2,086,000	ANTA Sports Products Ltd.	23,591,598
232,201	Asymchem Laboratories Tianjin Co. Ltd. - A Shares	4,775,867
1,076,358	Bank of China Ltd. - H Shares	376,010
626,835	Beijing United Information Technology Co. Ltd. - A Shares	3,216,150
115,000	BYD Co. Ltd. - H Shares	3,497,165

30

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
CHINA (continued)
2,108,600	Centre Testing International Group Co. Ltd. - A Shares(a)(b)	$4,362,795
970,432	China Construction Bank Corp. - H Shares	548,836
292,547	China International Capital Corp. Ltd. - H Shares(c)(d)	465,956
211,068	China Life Insurance Co. Ltd. - H Shares	285,870
123,904	China Mengniu Dairy Co. Ltd.	404,564
2,959,015	China Merchants Bank Co. Ltd. - H Shares	11,224,416
817,656	China Petroleum & Chemical Corp. - H Shares	418,180
909,312	China Resources Medical Holdings Co. Ltd.	536,292
225,590	China Shenhua Energy Co. Ltd. - H Shares	691,427
221,983	CITIC Securities Co. Ltd. - H Shares	431,947
910,750	CMOC Group Ltd. - H Shares	543,182
622,654	Contemporary Amperex Technology Co. Ltd. - A Shares	15,757,983
440,040	Dongguan Yiheda Automation Co. Ltd. - A Shares	1,786,869
495,359	ENN Energy Holdings Ltd.	3,752,417
1,913,321	Estun Automation Co. Ltd. - A Shares	4,904,518
2,322,140	Foshan Haitian Flavouring & Food Co. Ltd. - A Shares	11,911,372
379,985	Fosun International Ltd.	227,664
1,253,200	Fuyao Glass Industry Group Co. Ltd. - H Shares(c)(d)	5,713,454
946,740	Glodon Co. Ltd. - A Shares	2,377,908
210,300	Guangdong Kinlong Hardware Products Co. Ltd. - A Shares	1,402,836
768,955	Guangzhou Kingmed Diagnostics Group Co. Ltd. - A Shares	6,485,913
4,103,000	Haidilao International Holding Ltd.(c)(d)	10,273,117
2,041,400	Haier Smart Home Co. Ltd. - H Shares	5,822,745
451,782	Haitong Securities Co. Ltd. - H Shares	259,407
1,012,035	Hangzhou Robam Appliances Co. Ltd. - A Shares	3,182,268
1,382,386	Hangzhou Tigermed Consulting Co. Ltd. - H Shares(c)(d)	7,768,018
2,266,816	Huayu Automotive Systems Co. Ltd. - A Shares	5,418,413
781,421	Industrial & Commercial Bank of China Ltd. - H Shares	374,492
775,073	JD.com, Inc. - A Shares	9,853,629
1,737,700	Jiangsu Azure Corp. - A Shares	2,189,772
479,845	Kanzhun Ltd. - ADR(a)	7,101,706
710,571	KE Holdings, Inc. - A Shares	3,500,893
62,057	KE Holdings, Inc. - ADR	912,858
Shares		Value
CHINA (continued)
3,116,000	Kingdee International Software Group Co. Ltd.(a)	$4,134,522
813,000	Kingsoft Corp. Ltd.	2,836,947
436,200	Kuaishou Technology(a)(c)(d)	2,809,061
85,127	Kweichow Moutai Co. Ltd. - A Shares	19,540,194
485,392	Legend Holdings Corp. - H Shares(c)(d)	432,820
1,680,500	Li Ning Co. Ltd.	5,149,731
804,540	LONGi Green Energy Technology Co. Ltd. - A Shares	2,646,730
1,941,000	Medlive Technology Co. Ltd.(c)(d)	1,937,861
1,043,970	Meituan - B Shares(a)(c)(d)	14,798,289
1,092,011	Midea Group Co. Ltd. - A Shares	7,873,505
1,400,000	Minth Group Ltd.	3,125,120
546,598	NetEase, Inc.	11,698,045
127,461	New China Life Insurance Co. Ltd. - H Shares	279,606
103,107	PDD Holdings, Inc. - ADR(a)	10,457,112
459,397	PICC Property & Casualty Co. Ltd. - H Shares	524,611
3,519,205	Ping An Bank Co. Ltd. - A Shares	5,016,784
2,752,996	Ping An Insurance Group Co. of China Ltd. - H Shares	13,964,508
910,400	Pop Mart International Group Ltd.(c)(d)	2,513,170
478,511	Proya Cosmetics Co. Ltd. - A Shares	6,771,733
572,585	SG Micro Corp. - A Shares	6,997,647
2,382,493	Shandong Sinocera Functional Material Co. Ltd. - A Shares	8,010,372
809,152	Shenzhen Inovance Technology Co. Ltd. - A Shares	6,666,319
1,614,037	Shenzhen Megmeet Electrical Co. Ltd. - A Shares	5,698,172
789,000	Shenzhou International Group Holdings Ltd.	7,749,931
909,917	Sinocare, Inc. - A Shares	3,734,016
236,400	Sungrow Power Supply Co. Ltd. - A Shares	2,715,178
400,754	Sunny Optical Technology Group Co. Ltd.	3,357,490
5,770,952	Tencent Holdings Ltd.	213,575,755
231,872	Topchoice Medical Corp. - A Shares(a)	2,831,725
3,207,000	Weichai Power Co. Ltd. - H Shares	4,800,308
339,300	WuXi AppTec Co. Ltd. - H Shares(c)(d)	4,077,214
2,112,000	Wuxi Biologics Cayman, Inc.(a)(c)(d)	13,131,871
574,530	Yifeng Pharmacy Chain Co. Ltd. - A Shares	2,565,102
1,839,140	Yonyou Network Technology Co. Ltd. - A Shares	4,105,610
196,400	Yunnan Energy New Material Co. Ltd. - A Shares	1,796,669

31

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
CHINA (continued)
2,896,145	Zhaojin Mining Industry Co. Ltd. - H Shares	$3,590,492
2,550,368	Zhejiang Sanhua Intelligent Controls Co. Ltd. - A Shares	9,303,139
1,051,681	Zhou Hei Ya International Holdings Co. Ltd.(c)(d)	347,031
12,844,025	Zijin Mining Group Co. Ltd. - H Shares	19,868,575
		784,135,743
CZECH REPUBLIC — 0.0%
154,510	Moneta Money Bank AS(c)(d)	597,363
DENMARK — 0.0%
3,499	Carlsberg A/S - Class B	416,987
3,203	Coloplast A/S - Class B	334,023
358	DSV A/S	53,500
43,882	Novo Nordisk A/S - Class B	4,233,570
		5,038,080
EGYPT — 0.0%
405,277	Commercial International Bank Egypt SAE	791,705
1,069,422	EFG Holding SAE(a)	577,517
		1,369,222
FAEROE ISLANDS — 0.0%
28,260	Bakkafrost P/F	1,275,645
FINLAND — 0.0%
7,167	Elisa Oyj	304,062
28,529	Kesko Oyj - Class B	482,468
7,597	Kone Oyj - Class B	328,976
10,649	Neste Oyj	357,891
136,789	UPM-Kymmene Oyj	4,606,496
		6,079,893
FRANCE — 1.3%
5,407	Air Liquide SA	926,502
957,968	Airbus SE	128,440,724
3,330	Alten SA	393,366
19,518	BNP Paribas SA	1,122,363
5,901	Capgemini SE	1,042,877
10,071	Edenred SE	536,094
764	Hermes International SCA	1,425,491
2,992	L’Oreal SA	1,257,629
150,087	LVMH Moet Hennessy Louis Vuitton SE	107,451,872
2,393	Pernod Ricard SA	424,940
7,347	Publicis Groupe SA	559,425
3,738	Safran SA	583,949
9,259	Sanofi SA	840,775
8,212	Schneider Electric SE	1,263,476
232,809	TotalEnergies SE	15,565,024
Shares		Value
FRANCE (continued)
1,741	Virbac SACA	$499,890
		262,334,397
GERMANY — 0.7%
3,954	adidas AG	703,052
2,659	Deutsche Boerse AG	437,662
14,039	Deutsche Post AG	548,132
68,147	Deutsche Telekom AG	1,479,040
17,042	Evonik Industries AG	313,656
7,420	Fresenius Medical Care AG & Co. KGaA	246,538
15,845	Fresenius SE & Co. KGaA	407,585
112,665	K+S AG	1,894,035
758,600	Siemens AG	100,665,360
11,206	Vonovia SE	257,985
1,046,647	Zalando SE(a)(c)(d)	24,481,577
		131,434,622
HONG KONG — 0.2%
2,715,800	AIA Group Ltd.	23,583,486
1,302,560	Beijing Enterprises Water Group Ltd.	274,847
134,374	BOC Hong Kong Holdings Ltd.	355,357
7,504,000	Brilliance China Automotive Holdings Ltd.	3,449,848
86,803	China Resources Beer Holdings Co. Ltd.	459,333
101,469	China Resources Land Ltd.	379,809
4,044,000	Geely Automobile Holdings Ltd.	4,591,254
1,095,464	Guangdong Investment Ltd.	747,525
23,902	Hang Seng Bank Ltd.	273,274
944,366	Sino Biopharmaceutical Ltd.	366,867
68,736	Sun Hung Kai Properties Ltd.	705,830
		35,187,430
INDIA — 2.7%
52,448	Adani Ports & Special Economic Zone Ltd.	494,785
464,077	Apollo Hospitals Enterprise Ltd.	26,871,499
1,495,475	Asian Paints Ltd.	53,868,841
10,199	Avenue Supermarts Ltd.(a)(c)(d)	445,298
460,619	Bajaj Finance Ltd.	41,464,685
2,698,555	Bandhan Bank Ltd.(c)(d)	6,948,715
355,195	Bank of Baroda	837,521
450,058	Bharat Electronics Ltd.	721,034
60,677	Bharti Airtel Ltd.	666,392
468,064	Britannia Industries Ltd.	24,898,819
37,047	Central Depository Services India Ltd. (d)	647,907
112,229	DLF Ltd.	760,284
11,260,988	HDFC Bank Ltd.	199,821,038
2,376,511	ICICI Prudential Life Insurance Co. Ltd.(c)(d)	14,996,614
2,300,422	Jubilant Foodworks Ltd.	13,841,856
559,742	National Aluminium Co. Ltd.	619,773

32

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
INDIA (continued)
272,313	NTPC Ltd.	$771,504
312,354	Oil & Natural Gas Corp. Ltd.	698,919
657,899	Reliance Industries Ltd.	18,090,768
49,372	Tata Chemicals Ltd.	568,942
201,914	Tata Consultancy Services Ltd.	8,174,205
4,670	Tata Elxsi Ltd.	427,781
2,966,239	Titan Co. Ltd.	113,713,047
46,511	TVS Motor Co. Ltd.	888,796
102,646	Wipro Ltd.	471,219
		531,710,242
INDONESIA — 0.1%
3,086,776	Aneka Tambang Tbk	330,727
40,054,564	Bank Central Asia Tbk PT	22,066,887
1,662,425	Bank Rakyat Indonesia Persero Tbk PT	519,813
8,656,461	Bumi Serpong Damai Tbk PT(a)	547,460
2,047,251	Telkom Indonesia Persero Tbk PT	448,790
8,416,465	Timah Tbk PT	365,465
		24,279,142
IRELAND — 0.4%
5,526	Accenture Plc - Class A	1,641,719
460,652	Aptiv Plc(a)	40,168,855
13,845	Experian Plc	420,041
53,123	Grafton Group Plc - Units, CDI	500,066
1,823	ICON Plc(a)	444,739
3,938	Jazz Pharmaceuticals Plc(a)	500,205
487,847	Medtronic Plc	34,422,484
		78,098,109
ISRAEL — 0.0%
4,323	Check Point Software Technologies Ltd.(a)	580,363
387,595	ICL Group Ltd.	1,885,214
		2,465,577
ITALY — 0.0%
216,735	Eni SpA	3,543,110
82,002	FinecoBank Banca Fineco SpA	967,349
24,104	Prysmian SpA	902,622
		5,413,081
JAPAN — 0.6%
19,790	Aeon Co. Ltd.	416,374
15,479	Ajinomoto Co., Inc.	565,335
12,206	Asahi Group Holdings Ltd.	441,496
26,309	Astellas Pharma, Inc.	332,806
47,778	Avex, Inc.	436,329
24,468	Bandai Namco Holdings, Inc.	506,941
15,103	Chugai Pharmaceutical Co. Ltd.	447,903
16,779	Daiwa House Industry Co. Ltd.	461,518
280	Daiwa House REIT Investment Corp.	495,529
5,029	Disco Corp.	888,117
2,604	Fast Retailing Co. Ltd.	576,516
Shares		Value
JAPAN (continued)
28,469	Fuji Electric Co. Ltd.	$1,083,947
8,573	Fujitsu Ltd.	1,110,611
413	Fukuoka REIT Corp.	444,661
9,392	Hamamatsu Photonics KK	348,847
14,454	Hitachi Ltd.	916,190
5,569	Hoya Corp.	536,120
91,020	Inpex Corp.	1,320,780
20,995	ITOCHU Corp.	756,262
165	Japan Real Estate Investment Corp. REIT	612,863
23,152	Japan Tobacco, Inc.	538,952
7,841	Kao Corp.	286,070
18,075	KDDI Corp.	540,709
216,673	Keyence Corp.	83,878,174
7,386	Lawson, Inc.	356,939
19,809	Mitsubishi Corp.	923,408
35,725	Mitsubishi Electric Corp.	409,641
25,323	Mitsubishi Estate Co. Ltd.	324,143
28,991	Mitsui & Co. Ltd.	1,053,654
24,028	Mitsui Fudosan Co. Ltd.	520,804
27,408	Murata Manufacturing Co. Ltd.	469,482
15,142	Nichirei Corp.	327,734
11,739	Nihon Kohden Corp.	277,261
533,100	Nihon M&A Center Holdings, Inc.	2,434,829
139	Nippon Building Fund, Inc. REIT	558,493
361	Nippon Prologis REIT, Inc.	642,355
503,401	Nippon Telegraph & Telephone Corp.	592,390
16,909	Nomura Research Institute Ltd.	443,860
2,618	Obic Co. Ltd.	386,983
7,625	Omron Corp.	273,183
24,299	Osaka Gas Co. Ltd.	458,225
11,054	Otsuka Holdings Co. Ltd.	371,922
56,592	Panasonic Holdings Corp.	496,509
27,083	Recruit Holdings Co. Ltd.	776,543
11,943	Seven & i Holdings Co. Ltd.	437,576
15,743	Shimadzu Corp.	372,264
18,450	Shin-Etsu Chemical Co. Ltd.	551,717
1,164	SMC Corp.	537,492
31,839	SoftBank Corp.	359,999
14,954	Sony Group Corp.	1,243,259
49,110	Sumitomo Metal Mining Co. Ltd.	1,379,596
16,265	Sumitomo Mitsui Financial Group, Inc.	784,103
16,127	Sumitomo Realty & Development Co. Ltd.	404,690
11,412	Suntory Beverage & Food Ltd.	343,422
13,781	Terumo Corp.	377,023
26,551	Tokio Marine Holdings, Inc.	594,005
8,056	Tokyo Electron Ltd.	1,064,501
21,895	Tokyo Gas Co. Ltd.	491,700
9,677	Toyo Suisan Kaisha Ltd.	446,409
92,323	Toyota Motor Corp.	1,615,075

33

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
JAPAN (continued)
11,040	Unicharm Corp.	$375,127
		121,419,366
JERSEY CHANNEL ISLANDS — 0.0%
1,304,610	Centamin Plc	1,307,578
KAZAKHSTAN — 0.1%
160,969	Kaspi.KZ JSC - GDR(d)	14,546,327
MALAYSIA — 0.0%
269,170	Kuala Lumpur Kepong Berhad	1,242,529
138,690	Tenaga Nasional Berhad	288,207
		1,530,736
MEXICO — 0.0%
768,127	America Movil SAB de CV - Class B(a)	635,242
208,012	Grupo Financiero Banorte SAB de CV - Series O	1,685,071
760,110	Grupo Mexico SAB de CV - Series B	3,156,550
183,290	Wal-Mart de Mexico SAB de CV	656,749
		6,133,612
NETHERLANDS — 2.1%
85,367	Adyen NV(a)(c)(d)	57,578,847
221,345	ASML Holding NV	133,054,998
169,478	ASML Holding NV - New York	101,485,121
5,932	IMCD NV	714,187
8,980,413	ING Groep NV	115,133,645
19,440	Koninklijke Ahold Delhaize NV	575,653
5,698	NXP Semiconductors NV	982,506
5,647	Wolters Kluwer NV	724,544
		410,249,501
NORWAY — 0.1%
31,295	Aker BP ASA	901,972
93,445	Equinor ASA	3,132,577
267,800	Mowi ASA	4,351,659
245,340	Norsk Hydro ASA	1,399,102
27,113	Telenor ASA	277,160
92,690	Yara International ASA	3,032,996
		13,095,466
PERU — 0.0%
282,065	Cia de Minas Buenaventura SAA - ADR	2,284,727
PHILIPPINES — 0.0%
787,042	SM Prime Holdings, Inc.	416,408
POLAND — 0.1%
110,695	Dino Polska SA(a)(c)(d)	10,488,940
87,604	Powszechna Kasa Oszczednosci Bank Polski SA(a)	907,469
56,880	Powszechny Zaklad Ubezpieczen SA	643,647
		12,040,056
Shares		Value
PORTUGAL — 0.0%
23,161	Jeronimo Martins SGPS SA	$533,974
QATAR — 0.0%
157,936	Industries Qatar QSC	530,562
107,103	Qatar National Bank QPSC	438,249
		968,811
SINGAPORE — 0.4%
1,629,517	Sea Ltd. - ADR(a)	67,950,859
706,901	UMS Holdings Ltd.	646,422
1,691,890	Wilmar International Ltd.	4,398,552
		72,995,833
SOUTH AFRICA — 0.1%
90,355	Absa Group Ltd.	824,456
96,685	DRDGOLD Ltd. - ADR	822,789
1,021,225	Gold Fields Ltd.	13,471,948
694,265	Harmony Gold Mining Co. Ltd. - ADR	3,117,250
160,805	Impala Platinum Holdings Ltd.	669,848
511,005	Sibanye Stillwater Ltd.	651,814
72,737	Standard Bank Group Ltd.	713,885
73,049	Vodacom Group Ltd.	397,138
		20,669,128
SOUTH KOREA — 0.1%
3,287	Hyundai Mobis Co. Ltd.	509,040
18,697	KB Financial Group, Inc.	712,697
27,886	Kia Corp.	1,593,168
1,629	LG H&H Co. Ltd.	381,910
2,205	LG H&H Co. Ltd. - Preference Shares	231,721
3,329	NAVER Corp.	465,405
5,741	POSCO Holdings, Inc.	1,757,465
61,747	Samsung Electronics Co. Ltd.	3,073,449
20,055	Samsung Electronics Co. Ltd. - Preference Shares	800,690
16,734	Samsung SDI Co. Ltd.	5,298,568
		14,824,113
SPAIN — 0.0%
8,073	Amadeus IT Group SA	460,749
81,432	Banco Bilbao Vizcaya Argentaria SA	640,645
161,324	Banco Santander SA	593,339
85,392	Iberdrola SA	949,731
15,373	Industria de Diseno Textil SA	530,645
89,362	Melia Hotels International SA(a)	497,165
28,624	Redeia Corp. SA	446,389
113,485	Repsol SA	1,661,664
		5,780,327
SWEDEN — 0.0%
79,259	Atlas Copco AB - Class A	1,026,327
46,870	Boliden AB	1,201,426
271,799	Fastighets AB Balder - Class B(a)	1,154,820
120,417	Hexagon AB - Class B	981,355
33,523	Sandvik AB	570,998

34

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
SWEDEN (continued)
48,504	SkiStar AB	$461,453
31,261	Tele2 AB - Class B	222,004
66,545	Wihlborgs Fastigheter AB	431,348
		6,049,731
SWITZERLAND — 0.4%
11,498	Georg Fischer AG	596,647
137	Givaudan SA	456,008
2,128,795	Glencore Plc	11,275,868
25,569	Nestle SA	2,757,330
19,239	Novartis AG	1,801,147
5,752	Roche Holding AG	1,482,346
730	Siegfried Holding AG	578,904
253,599	Sika AG	60,688,675
2,289	Sonova Holding AG	542,524
17,141	STMicroelectronics NV	653,417
1,427	Swisscom AG	855,042
44,008	UBS Group AG	1,034,031
1,400	Zurich Insurance Group AG	664,989
		83,386,928
TAIWAN — 0.3%
94,314	Chailease Holding Co. Ltd.	511,611
812,485	Chunghwa Telecom Co. Ltd.	2,905,887
89,457	Delta Electronics, Inc.	806,177
718,954	Elitegroup Computer Systems Co. Ltd.	569,116
348,367	Hon Hai Precision Industry Co. Ltd.	1,039,776
38,030	MediaTek, Inc.	992,559
433,129	Mega Financial Holding Co. Ltd.	491,486
184,994	Pegatron Corp.	431,706
45,886	Poya International Co. Ltd.	705,381
69,252	Realtek Semiconductor Corp.	863,079
78,744	Sporton International, Inc.	519,805
256,551	Taiwan Semiconductor Manufacturing Co. Ltd.	4,190,124
440,609	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	38,028,963
197,223	Uni-President Enterprises Corp.	413,764
		52,469,434
TURKEY — 0.0%
26,898	BIM Birlesik Magazalar AS	258,685
25,958	Ford Otomotiv Sanayi AS	721,290
		979,975
UNITED ARAB EMIRATES — 0.0%
466,469	Agthia Group PJSC	565,609
444,447	Emaar Development PJSC	750,037
364,870	Emaar Properties PJSC	664,714
		1,980,360
UNITED KINGDOM — 3.4%
252,714	Anglo American Plc	6,439,054
478,145	Anglogold Ashanti Plc	8,826,173
1,400,114	AstraZeneca Plc	175,299,527
Shares		Value
UNITED KINGDOM (continued)
8,515	AstraZeneca Plc - ADR	$538,403
69,009	Barratt Developments Plc	348,026
1,834,606	BP Plc	11,202,140
24,761	British American Tobacco Plc	739,672
21,619	Compass Group Plc	545,045
2,265,300	Diageo Plc	85,664,641
280,015	Endeavour Mining Plc	5,728,520
33,775	GSK Plc	602,099
22,143	Hargreaves Lansdown Plc	190,706
65,448	Howden Joinery Group Plc	508,276
90,473	HSBC Holdings Plc	653,254
445,541	ITV Plc	346,914
155,208	Legal & General Group Plc	399,894
6,838	LivaNova Plc(a)	335,404
968,776	Lloyds Banking Group Plc	471,504
1,623,924	London Stock Exchange Group Plc	163,845,967
137,811	Mondi Plc	2,229,164
7,525	Next Plc	630,915
74,815	Pennon Group Plc	661,667
37,733	RELX Plc	1,317,928
191,545	Rio Tinto Plc	12,220,671
57,795,525	Rolls-Royce Holdings Plc(a)	152,130,949
680,005	Shell Plc	21,914,421
5,649	Spirax-Sarco Engineering Plc	563,847
15,449	Unilever Plc	731,675
13,255	Unilever Plc	627,019
253,820	United Utilities Group Plc	3,282,798
		658,996,273
UNITED STATES — 74.1%
5,038	3M Co.	458,206
14,694	A.O. Smith Corp.	1,025,053
1,046,116	Abbott Laboratories	98,910,268
1,016,090	AbbVie, Inc.	143,451,586
16,425	ACI Worldwide, Inc.(a)	334,577
5,212	Adobe, Inc.(a)	2,773,097
961,394	Agilent Technologies, Inc.	99,379,298
10,690	Agilysys, Inc.(a)	917,095
6,893	Agree Realty Corp. REIT	385,594
469,638	Air Products and Chemicals, Inc.	132,644,557
161,347	Airbnb, Inc. - Class A(a)	19,085,737
25,530	Alcoa Corp.	654,589
599,481	Alexandria Real Estate Equities, Inc. REIT	55,829,666
124,751	Align Technology, Inc.(a)	23,027,787
30,760	Ally Financial, Inc.	744,084
578,105	Alphabet, Inc. - Class A(a)	71,731,268
4,042,449	Alphabet, Inc. - Class C(a)	506,518,860
4,189,253	Amazon.com, Inc.(a)	557,547,682
9,572	American Express Co.	1,397,799
8,417	American International Group, Inc.	516,046
8,170	American States Water Co.	637,669
385,689	American Tower Corp. REIT	68,725,923

35

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
UNITED STATES (continued)
4,254	Ameriprise Financial, Inc.	$1,338,181
412,148	AMETEK, Inc.	58,018,074
7,015	Amgen, Inc.	1,793,735
3,913	Analog Devices, Inc.	615,632
2,107	ANSYS, Inc.(a)	586,294
2,243	Aon Plc - Class A	693,984
20,625	APA Corp.	819,225
5,181,921	Apple, Inc.	884,916,649
12,430	Applied Materials, Inc.	1,645,110
188,885	Archer-Daniels-Midland Co.	13,518,499
672,500	Arthur J Gallagher & Co.	158,367,025
11,310	ASGN, Inc.(a)	943,933
66,470	AT&T, Inc.	1,023,638
4,630	Autodesk, Inc.(a)	915,027
181,435	Automatic Data Processing, Inc.	39,592,746
444	AutoZone, Inc.(a)	1,099,846
3,690	Avery Dennison Corp.	642,318
306,960	Axon Enterprise, Inc.(a)	62,770,250
3,643,180	Bank of America Corp.	95,961,361
27,434	Bank OZK	982,412
632,612	BeiGene Ltd.(a)	9,081,702
520,564	Berkshire Hathaway, Inc. - Class B(a)	177,684,110
1,899	Biogen, Inc.(a)	451,088
10,040	Bio-Techne Corp.	548,485
1,707,515	Blackstone, Inc.	157,689,010
668,885	Block, Inc.(a)	26,922,621
563	Booking Holdings, Inc.(a)	1,570,522
14,949	BorgWarner, Inc.	551,618
27,464	Boyd Gaming Corp.	1,517,386
12,609	Bread Financial Holdings, Inc.	340,821
23,793	Bristol-Myers Squibb Co.	1,226,053
462,030	Broadcom, Inc.	388,738,181
3,910	Broadridge Financial Solutions, Inc.	667,202
50,000	Bunge Ltd.	5,299,000
275	Cable One, Inc.	151,214
485,462	Cadence Design Systems, Inc.(a)	116,438,061
19,123	California Water Service Group	930,908
14,215	Cal-Maine Foods, Inc.	644,082
4,849	Capital One Financial Corp.	491,155
7,809	Cardinal Health, Inc.	710,619
178,781	Caterpillar, Inc.	40,413,445
977,850	Cencora, Inc.	181,048,927
67,820	CF Industries Holdings, Inc.	5,410,680
16,310	Charles Schwab Corp. (The)	848,772
2,115	Charter Communications, Inc. - Class A(a)	851,922
14,598	Cheesecake Factory, Inc. (The)	453,560
1,032	Chemed Corp.	580,655
3,072,951	Chevron Corp.	447,821,149
69,229	Chipotle Mexican Grill, Inc.(a)	134,456,564
5,283	Cigna Group (The)	1,633,504
46,843	Cisco Systems, Inc.	2,441,926
32,849	Citigroup, Inc.	1,297,207
Shares		Value
UNITED STATES (continued)
32,743	Citizens Financial Group, Inc.	$767,168
3,279	Clorox Co. (The)	385,938
750,966	Cloudflare, Inc. - Class A(a)	42,572,263
1,272,654	Coca-Cola Co. (The)	71,892,224
344,040	Coeur Mining, Inc.(a)	863,540
10,570	Cognizant Technology Solutions Corp. - Class A	681,448
9,402	Colgate-Palmolive Co.	706,278
1,406,147	Comcast Corp. - Class A	58,059,810
18,252	Comerica, Inc.	719,129
11,353	CommVault Systems, Inc.(a)	741,919
77,227	ConocoPhillips	9,174,568
1,665,620	Corteva, Inc.	80,182,947
407,895	Costco Wholesale Corp.	225,337,514
68,615	Coterra Energy, Inc.	1,886,913
767,816	Coupang, Inc.(a)	13,052,872
4,121	Crown Castle, Inc. REIT	383,171
39,765	CSX Corp.	1,186,985
2,723	Cummins, Inc.	588,985
13,321	CVS Health Corp.	919,282
460,727	Danaher Corp.	88,468,799
94,154	Deere & Co.	34,400,105
38,130	Devon Energy Corp.	1,775,714
940,853	Dexcom, Inc.(a)	83,575,972
9,890	Diamondback Energy, Inc.	1,585,565
5,426	Digital Realty Trust, Inc. REIT	674,777
2,325	Dollar General Corp.	276,768
1,254	Domino’s Pizza, Inc.	425,093
545,378	DoorDash, Inc. - Class A(a)	40,876,081
1,128,326	Duke Energy Corp.	100,296,898
26,736	East West Bancorp, Inc.	1,433,584
502,651	Eaton Corp. Plc	104,506,169
25,398	eBay, Inc.	996,364
336,925	Edwards Lifesciences Corp.(a)	21,468,861
4,815	Electronic Arts, Inc.	596,049
337,637	Elevance Health, Inc.	151,967,037
186,385	Eli Lilly & Co.	103,244,243
5,633	Encompass Health Corp.	352,400
6,115	Enovis Corp.(a)	280,679
543,218	Entegris, Inc.	47,824,913
7,013	Envestnet, Inc.(a)	259,481
869,676	EOG Resources, Inc.	109,796,595
17,050	EQT Corp.	722,579
20,024	Equity Commonwealth REIT	379,255
6,518	Equity LifeStyle Properties, Inc. REIT	428,884
50,650	Essential Utilities, Inc.	1,694,749
5,428	Extra Space Storage, Inc. REIT	562,287
1,069,755	Exxon Mobil Corp.	113,233,567
3,042	Fair Isaac Corp.(a)	2,573,137
11,190	Fastenal Co.	652,825
1,387,800	Fiserv, Inc.(a)	157,862,250
3,353	FleetCor Technologies, Inc.(a)	754,995
50,459	Flex Ltd.(a)	1,297,805

36

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
UNITED STATES (continued)
43,230	FMC Corp.	$2,299,836
1,307,537	Fortinet, Inc.(a)	74,751,890
1,575,253	Freeport-McMoRan, Inc.	53,212,046
20,276	Gen Digital, Inc.	337,798
5,038	Generac Holdings, Inc.(a)	423,545
5,996	General Dynamics Corp.	1,446,895
5,575	General Electric Co.	605,612
10,526	General Mills, Inc.	686,716
544,860	Genuine Parts Co.	70,210,660
12,301	Gilead Sciences, Inc.	966,121
5,132	Goldman Sachs Group, Inc. (The)	1,558,127
8,672	Graco, Inc.	644,763
4,569	Guidewire Software, Inc.(a)	411,804
2,141,800	Halliburton Co.	84,258,412
3,567	HCA Healthcare, Inc.	806,641
688,420	Hecla Mining Co.	2,801,869
171,719	Hershey Co. (The)	32,171,555
15,875	Hess Corp.	2,292,350
271,297	Home Depot, Inc. (The)	77,235,543
437,257	Honeywell International, Inc.	80,131,718
8,932	Hormel Foods Corp.	290,737
1,117,187	Howmet Aerospace, Inc.	49,267,947
38,273	HP, Inc.	1,007,728
1,665	Humana, Inc.	871,944
1,966	IDEXX Laboratories, Inc.(a)	785,358
279,825	Illinois Tool Works, Inc.	62,714,379
8,635	Integra LifeSciences Holdings Corp.(a)	310,515
9,472	InterDigital, Inc.	712,768
13,285	International Business Machines Corp.	1,921,542
4,775	Intuit, Inc.	2,363,386
294,199	Intuitive Surgical, Inc.(a)	77,144,862
319,125	iRhythm Technologies, Inc.(a)	25,057,695
1,005,574	Jabil, Inc.	123,484,487
5,322	Jack in the Box, Inc.	336,244
415,672	Johnson & Johnson	61,660,784
3,114,251	JPMorgan Chase & Co.	433,067,744
17,770	Kennametal, Inc.	410,665
3,378,159	Kenvue, Inc.	62,833,757
4,973	Kimberly-Clark Corp.	594,970
28,406	Kinder Morgan, Inc.	460,177
268,966	KLA Corp.	126,333,330
13,136	Kroger Co. (The)	595,980
3,243	L3Harris Technologies, Inc.	581,827
141,361	Lam Research Corp.	83,151,367
2,903	Lancaster Colony Corp.	491,101
4,491	Leidos Holdings, Inc.	445,148
11,393	Lennar Corp. - Class A	1,215,405
15,169	Lincoln National Corp.	330,229
394,251	Linde Plc	150,666,962
133,166	Lockheed Martin Corp.	60,542,590
805,949	Lowe’s Cos., Inc.	153,589,701
8,101	Manhattan Associates, Inc.(a)	1,579,533
33,845	Marathon Oil Corp.	924,307
Shares		Value
UNITED STATES (continued)
5,044	Marriott Vacations Worldwide Corp.	$453,254
11,377	Masco Corp.	592,628
2,023	Masimo Corp.(a)	164,126
509,438	Mastercard, Inc. - Class A	191,726,991
17,647	Match Group, Inc.(a)	610,586
248,665	McDonald’s Corp.	65,192,503
3,042	McKesson Corp.	1,385,205
1,199,949	Merck & Co., Inc.	123,234,762
957,085	Meta Platforms, Inc. - Class A(a)	288,340,998
1,271,735	MetLife, Inc.	76,316,817
804	Mettler-Toledo International, Inc.(a)	792,101
13,912	Microchip Technology, Inc.	991,786
3,528,918	Microsoft Corp.	1,193,162,465
5,981	Mohawk Industries, Inc.(a)	480,753
2,509	Molina Healthcare, Inc.(a)	835,372
20,849	Mondelez International, Inc. - Class A	1,380,412
2,692	Monolithic Power Systems, Inc.	1,189,164
15,109	Monster Beverage Corp.(a)	772,070
25,037	Morgan Stanley	1,773,120
115,415	Mosaic Co. (The)	3,748,679
408,719	Motorola Solutions, Inc.	113,811,893
2,161	MSCI, Inc.	1,019,020
61,696	Navient Corp.	981,583
21,256	NCR Voyix Corp.(a)	325,004
9,599	NetApp, Inc.	698,615
144,374	Netflix, Inc.(a)	59,437,332
291,518	Newmont Corp. - CDI(a)	11,171,286
9,293	NextEra Energy Partners LP	251,562
3,828,494	NextEra Energy, Inc.	223,201,200
627,731	NIKE, Inc. - Class B	64,511,915
330,900	Northrop Grumman Corp.	155,996,187
5,243	Novanta, Inc.(a)	692,391
1,215,010	NVIDIA Corp.	495,481,078
48,853	Occidental Petroleum Corp.	3,019,604
733,663	Okta, Inc.(a)	49,456,223
10,644	Omnicell, Inc.(a)	378,288
36,203	ON Semiconductor Corp.(a)	2,267,756
2,821,518	Oracle Corp.	291,744,961
183,054	O’Reilly Automotive, Inc.(a)	170,320,764
13,850	Ovintiv, Inc.	664,800
8,897	PACCAR, Inc.	734,269
517,070	Palo Alto Networks, Inc.(a)	125,658,351
6,113	Paychex, Inc.	678,849
2,485	Paylocity Holding Corp.(a)	445,809
2,797	Penumbra, Inc.(a)	534,647
278,584	PepsiCo, Inc.	45,487,196
47,945	Pfizer, Inc.	1,465,199
10,207,482	PG&E Corp.(a)	166,381,957
1,365,702	Philip Morris International, Inc.	121,765,990
7,499	Phillips 66	855,411
12,480	Pioneer Natural Resources Co.	2,982,720
12,726	Premier, Inc. - Class A	244,594
475,189	Procter & Gamble Co. (The)	71,292,606

37

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
UNITED STATES (continued)
10,689	Progress Software Corp.	$549,201
7,637	Prologis, Inc. REIT	769,428
394,452	Prudential Financial, Inc.	36,068,691
3,669	Public Storage REIT	875,827
9,163	PVH Corp.	681,269
10,776	QUALCOMM, Inc.	1,174,476
722,071	Quanta Services, Inc.	120,672,506
701,163	Quest Diagnostics, Inc.	91,221,306
1,043	Regeneron Pharmaceuticals, Inc.(a)	813,425
217,303	Repligen Corp.(a)	29,240,292
15,783	Rollins, Inc.	593,599
1,894	Roper Technologies, Inc.	925,352
453,111	Ross Stores, Inc.	52,547,283
74,695	Royal Gold, Inc.	7,792,929
327,141	S&P Global, Inc.	114,273,623
5,033	Saia, Inc.(a)	1,804,280
2,801	Salesforce, Inc.(a)	562,525
28,812	Schlumberger NV	1,603,676
5,263	Science Applications International Corp.	574,930
8,004	Seagate Technology Holdings Plc	546,273
1,276	ServiceNow, Inc.(a)	742,441
8,215	Shake Shack, Inc. - Class A(a)	460,369
671,687	Simon Property Group, Inc. REIT	73,811,684
8,450	Simpson Manufacturing Co., Inc.	1,125,371
29,576	Six Flags Entertainment Corp.(a)	588,562
6,680	SJW Group	417,366
10,111	Skyworks Solutions, Inc.	877,028
287,747	Snowflake, Inc. - Class A(a)	41,760,722
14,175	Spectrum Brands Holdings, Inc.	1,067,661
11,457	SS&C Technologies Holdings, Inc.	575,714
725,946	Starbucks Corp.	66,961,259
14,444	State Street Corp.	933,516
8,137	Stericycle, Inc.(a)	335,570
29,379	Synchrony Financial	824,081
4,082	Synopsys, Inc.(a)	1,916,254
274,821	Target Corp.	30,447,419
917,256	TE Connectivity Ltd.	108,098,620
7,827	Teradyne, Inc.	651,754
255,009	Texas Instruments, Inc.	36,213,828
17,676	Textron, Inc.	1,343,376
237,732	Thermo Fisher Scientific, Inc.	105,736,062
11,353	Timken Co. (The)	784,719
5,806	Tractor Supply Co.	1,118,003
8,809	TriNet Group, Inc.(a)	905,125
1,741,201	Truist Financial Corp.	49,380,460
1,403	Tyler Technologies, Inc.(a)	523,179
22,212	UFP Industries, Inc.	2,113,916
2,202	Ulta Beauty, Inc.(a)	839,645
363,497	Union Pacific Corp.	75,465,612
186,778	United Rentals, Inc.	75,882,298
4,184	United Therapeutics Corp.(a)	932,446
257,819	UnitedHealth Group, Inc.	138,077,544
Shares		Value
UNITED STATES (continued)
2,577	Vail Resorts, Inc.	$546,968
8,697	Valero Energy Corp.	1,104,519
153,575	Veralto Corp.(a)	10,596,675
1,993	VeriSign, Inc.(a)	397,922
2,699	Verisk Analytics, Inc.	613,645
2,634,178	Verizon Communications, Inc.	92,538,673
31,769	Viatris, Inc.	282,744
1,074,187	Visa, Inc. - Class A	252,541,364
22,732	Vistra Corp.	743,791
9,362	Walgreens Boots Alliance, Inc.	197,351
652,287	Walmart, Inc.	106,590,219
492,577	Waste Management, Inc.	80,945,178
4,236	Waters Corp.(a)	1,010,413
2,540	WD-40 Co.	536,956
825,338	WEC Energy Group, Inc.	67,174,260
38,786	Wells Fargo & Co.	1,542,519
16,635	WESCO International, Inc.	2,132,607
2,830	West Pharmaceutical Services, Inc.	900,761
7,994	WEX, Inc.(a)	1,330,841
166,888	Weyerhaeuser Co. REIT	4,788,017
1,470	WW Grainger, Inc.	1,072,850
5,152	Yum! Brands, Inc.	622,671
2,352	Zebra Technologies Corp. - Class A(a)	492,579
343,672	Zoetis, Inc.	53,956,504
		14,584,164,407
URUGUAY — 0.8%
110,909	Globant SA(a)	18,886,694
104,758	MercadoLibre, Inc.(a)	129,977,441
		148,864,135

Total Common Stocks (Cost $14,595,342,950)		18,782,441,830

RIGHTS/WARRANTS — 0.0%
CANADA — 0.0%
489	Constellation Software, Inc. Warrants, Expire 03/31/40(a)(e)	0

Total Rights/Warrants (Cost $0)		0

EXCHANGE-TRADED FUNDS — 3.1%
1,372,000	Consumer Staples Select Sector SPDR Fund	93,103,920
1,566,720	Energy Select Sector SPDR Fund	133,468,877
763,500	Health Care Select Sector SPDR Fund	95,086,290
2,804,100	iShares MSCI Japan ETF	165,329,736
677,050	SPDR S&P Metals & Mining ETF	33,486,893

38

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
648,753	SPDR S&P Oil & Gas Exploration & Production ETF	$94,211,910

Total Exchange-Traded Funds (Cost $610,107,619)		614,687,626

Principal Amount
U.S. GOVERNMENT SECURITIES — 0.5%
U.S. Treasury Bills — 0.5%
$35,500,000	5.34%, 11/14/23(f)	35,432,057
50,000,000	0.03%, 11/28/23(f)	49,801,718

Total U.S. Government Securities (Cost $85,232,435)		85,233,775

Shares
INVESTMENT COMPANY — 0.9%
174,385,630	Federated Hermes Government Obligations Fund, 5.26%(g)	174,385,630

Total Investment Company (Cost $174,385,630)		174,385,630
Principal Amount		Value
CASH SWEEP — 0.0%
4,152,416	Citibank - US Dollars on Deposit in Custody Account, 2.10%(g)	$4,152,416

Total Cash Sweep (Cost $4,152,416)		4,152,416

TOTAL INVESTMENTS — 99.9% (Cost $15,469,221,050)		$19,660,901,277
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		24,014,985
NET ASSETS — 100.0%		$19,684,916,262

(a)	Non-income producing security.
(b)	These securities have been determined to be illiquid in accordance with procedures adopted by the Fund’s Board of Directors.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors except as indicated in (b).
(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. The aggregate value of fair valued securities is $0 which is 0.00% of net assets and the cost is $0.
(f)	Zero coupon security. The rate represents the yield at time of purchase.
(g)	The rate shown represents the current yield as of October 31, 2023.

Forward Foreign Currency Exchange Contracts Outstanding at October 31, 2023:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
JPY	7,749,300,000	USD	56,731,529	Barclays Bank Plc	12/15/23	$(5,209,684)
GBP	12,448,133	USD	15,898,008	Barclays Bank Plc	12/15/23	(762,565)
EUR	13,987,970	USD	15,430,550	Barclays Bank Plc	12/15/23	(598,617)
CAD	13,625,000	USD	10,318,921	Barclays Bank Plc	12/15/23	(486,224)
Total Forward Foreign Currency Exchange Contracts						$(7,057,090)

The following abbreviations are used in the report:

ADR — American Depositary Receipt

CAD — Canadian Dollar

CDI — CREST Depository Interest

ETF — Exchange-Traded Fund

EUR — Euro

GBP — British Pound

39

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

GDR — Global Depositary Receipt

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International Index

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depositary Receipt

USD — U.S. Dollar

40

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments	October 31, 2023

Shares		Value
COMMON STOCKS — 84.4%
AUSTRALIA — 2.1%
716,155	Accent Group Ltd.	$855,376
581,684	Adbri Ltd.(a)	730,764
325,532	AGL Energy Ltd.	2,225,319
314,097	Alkane Resources Ltd.(a)	117,211
338,672	Altium Ltd.	8,542,503
68,145	Ansell Ltd.	920,694
37,971	Audinate Group Ltd.(a)	302,898
938,900	Aurizon Holdings Ltd.	2,045,031
16,189	Aussie Broadband Ltd.(a)	40,332
140,436	Base Resources Ltd.	12,035
1,732,569	Boral Ltd.(a)	4,966,898
140,223	Boss Energy Ltd.(a)	386,421
290,985	Brambles Ltd.	2,428,489
7,957	Brickworks Ltd.	124,018
9,154	Cedar Woods Properties Ltd.	25,738
490,769	Cettire Ltd.(a)	801,642
115,656	Champion Iron Ltd.	526,062
35,496	Clinuvel Pharmaceuticals Ltd.	332,152
21,110	Cochlear Ltd.	3,235,617
534,537	Codan Ltd.	2,651,275
81,450	Computershare Ltd.	1,285,440
1,270,699	CSR Ltd.	4,540,454
57,468	Data#3 Ltd.	247,729
14,106	Enero Group Ltd.	13,586
195,577	Fenix Resources Ltd.	28,668
100,929	FleetPartners Group Ltd.(a)	159,424
11,142	Fleetwood Ltd.	11,739
786,752	Gold Road Resources Ltd.	935,208
652,151	GrainCorp Ltd. - Class A	2,882,277
1,895,693	Grange Resources Ltd.	501,520
256,997	Hansen Technologies Ltd.	848,657
1,147,340	Harvey Norman Holdings Ltd.	2,681,872
991,106	Helia Group Ltd.	2,279,293
155,179	Helloworld Travel Ltd.	232,386
23,924	Hotel Property Investments Trust REIT	38,861
32,100	HUB24 Ltd.	619,778
1,721,628	Iluka Resources Ltd.	7,950,060
193,070	Imdex Ltd.	202,513
3,970,353	Incitec Pivot Ltd.	6,930,985
789,235	Inghams Group Ltd.	1,848,498
35,452	Integrated Research Ltd.(a)	7,096
13,672	IPD Group Ltd.	32,533
221,455	IPH Ltd.	962,378
21,819	Jumbo Interactive Ltd.	192,433
943,225	Karoon Energy Ltd.(a)	1,518,882
113,561	Kogan.com Ltd.(a)	316,907
144,205	Lindsay Australia Ltd.	88,537
1,033,952	Macmahon Holdings Ltd.	101,905
62,416	Mader Group Ltd.	250,228
181,281	Magellan Financial Group Ltd.	752,296
427,459	McMillan Shakespeare Ltd.	4,555,542
Shares		Value
AUSTRALIA (continued)
1,437,925	Medibank Pvt Ltd.	$3,137,953
446,215	Metcash Ltd.	1,044,962
293,896	MMA Offshore Ltd.(a)	236,523
166,605	Monadelphous Group Ltd.	1,492,542
198,582	Monash IVF Group Ltd.	164,106
351,374	Mount Gibson Iron Ltd.(a)	110,787
72,003	Myer Holdings Ltd.	22,935
751,846	Nanosonics Ltd.(a)	1,794,339
57,294	Navigator Global Investments Ltd.	42,865
124,822	Netwealth Group Ltd.	1,014,198
54,689	New Energy Solar Ltd.(a)(b)	2,186
1,391,727	New Hope Corp. Ltd.	5,121,681
111,915	nib holdings Ltd.	515,773
179,378	NRW Holdings Ltd.	286,521
1,338,703	Nufarm Ltd.	3,699,113
37,291	Objective Corp. Ltd.	251,459
193,435	OFX Group Ltd.(a)	189,458
288,580	oOh!media Ltd.	239,428
7,416,639	Orora Ltd.	11,622,832
487,736	Perenti Ltd.(a)	329,796
4,266,023	Perseus Mining Ltd.	4,558,074
193,850	Pilbara Minerals Ltd.	455,353
293,465	Platinum Asset Management Ltd.	209,859
193,808	Pro Medicus Ltd.	9,231,650
32,335	PWR Holdings Ltd.	201,492
889,003	Ramelius Resources Ltd.	923,339
41,045	REA Group Ltd.	3,768,125
702,864	Red 5 Ltd.(a)	141,680
37,431	Regis Healthcare Ltd.	59,375
94,654	Regis Resources Ltd.(a)	102,468
169,133	Ridley Corp. Ltd.	237,651
39,275	SEEK Ltd.	518,143
124,340	Service Stream Ltd.	69,464
111,332	Seven Group Holdings Ltd.	1,967,417
27,988	SG Fleet Group Ltd.	45,041
1,730,427	Sierra Rutile Holdings Ltd.(a)	187,400
112,494	Sigma Healthcare Ltd.	46,145
1,428,570	Silver Lake Resources Ltd.(a)	939,648
175,195	Sims Ltd.	1,396,546
139,317	SmartGroup Corp. Ltd.	761,677
52,579	Southern Cross Electrical Engineering Ltd.	26,529
166,234	SRG Global Ltd.	65,560
434,099	Stanmore Resources Ltd.(a)	1,051,896
71,006	Super Retail Group Ltd.	597,467
719,548	Technology One Ltd.	6,672,940
2,286,638	Ventia Services Group Pty Ltd.	3,996,535
29,050	Washington H Soul Pattinson & Co. Ltd.	618,877
588,617	Webjet Ltd.(a)	2,287,357
1,649,355	West African Resources Ltd.(a)	766,354
846,044	Westgold Resources Ltd.(a)	1,107,383

41

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
AUSTRALIA (continued)
1,721,494	Whitehaven Coal Ltd.	$8,108,730
38,912	Worley Ltd.	406,766
		157,134,558
AUSTRIA — 0.2%
50,721	ANDRITZ AG	2,334,642
40,250	Erste Group Bank AG	1,441,323
353	EVN AG	9,591
58,828	Kontron AG	1,185,761
7,602	Palfinger AG	183,426
8,563	Porr AG	102,586
525,150	Raiffeisen Bank International AG(a)	7,608,243
27,582	Rhi Magnesita NV	860,960
36,700	Schoeller-Bleckmann Oilfield Equipment AG	1,854,566
964	Semperit AG Holding	15,624
4,167	Strabag SE	164,750
12,503	Vienna Insurance Group AG Wiener Versicherung Gruppe	335,687
19,750	voestalpine AG	493,177
42,626	Wienerberger AG	1,032,698
32,273	Zumtobel Group AG	196,801
		17,819,835
BELGIUM — 0.2%
2,523	Ascencio REIT	114,208
284,438	Azelis Group NV	4,851,197
41,054	Barco NV	630,339
40,903	Bekaert SA	1,656,179
47,489	bpost SA	257,507
3,608	Cie d’Entreprises CFE	25,323
18,844	Colruyt Group NV	779,869
18,393	EVS Broadcast Equipment SA	518,312
34,665	Melexis NV	2,551,886
15,462	Retail Estates NV REIT	941,427
2,173	Sipef NV	120,551
1,207	Wereldhave Belgium Comm VA REIT	54,547
		12,501,345
BERMUDA — 0.1%
335,000	James River Group Holdings Ltd.	4,606,250
BRAZIL — 0.7%
1,738,914	Americanas SA(a)	296,616
2,748,375	BRF SA - ADR(a)	5,689,136
2,430,984	Cia Energetica de Minas Gerais - ADR	5,518,334
11,081,300	Grupo Casas Bahia SA(a)	989,058
3,601,148	Hapvida Participacoes e Investimentos SA(a)(c)(d)	2,635,640
669,904	Natura & Co. Holding SA - ADR(a)	3,349,520
597,110	Pagseguro Digital Ltd. - Class A(a)	4,215,597
1,609,800	Rumo SA	7,117,061
579,100	StoneCo Ltd. - Class A(a)	5,741,776
2,018,638	Ultrapar Participacoes SA	8,163,838
Shares		Value
BRAZIL (continued)
2,027,700	Vibra Energia SA	$7,971,243
		51,687,819
CANADA — 3.4%
841,882	AbCellera Biologics, Inc.(a)	3,460,135
16,466	AGF Management Ltd. - Class B	77,417
4,941	Agnico Eagle Mines Ltd.	231,721
125,630	Altius Minerals Corp.	1,839,946
179,600	Altus Group Ltd.	6,099,989
54,300	Amerigo Resources Ltd.	46,204
203,005	ARC Resources Ltd.	3,265,939
2,300	AutoCanada, Inc.(a)	39,756
342,955	B2Gold Corp.	1,098,050
10,180	Bird Construction, Inc.	78,254
26,300	Black Diamond Group Ltd.	119,102
86,327	Boardwalk Real Estate Investment Trust REIT	4,031,395
18,100	Brookfield Asset Management Ltd. - Class A	518,821
818,326	CAE, Inc.(a)	17,089,397
45,320	Canada Goose Holdings, Inc.(a)	502,630
73,009	Canfor Corp.(a)	746,542
35,165	Capital Power Corp.	899,950
20,327	Cascades, Inc.	164,756
34,975	CCL Industries, Inc. - Class B	1,367,474
129,391	Celestica, Inc.(a)	3,020,290
317,180	Centerra Gold, Inc.	1,612,489
80,224	CES Energy Solutions Corp.	209,997
132,435	Choice Properties Real Estate Investment Trust REIT	1,149,823
10,441	Chorus Aviation, Inc.(a)	15,661
47,665	CI Financial Corp.	432,053
775	Computer Modelling Group Ltd.	5,119
15,513	Coveo Solutions, Inc.(a)	108,286
83,510	Crescent Point Energy Corp.	669,646
98,620	Descartes Systems Group, Inc. (The)(a)	7,121,350
72,500	Descartes Systems Group, Inc. (The)(a)	5,240,076
731,519	Dollarama, Inc.	49,954,822
5,000	DRI Healthcare Trust - Units	39,409
92,000	Dundee Precious Metals, Inc.	603,050
6,267	Enghouse Systems Ltd.	147,145
7,626	Ensign Energy Services, Inc.(a)	13,968
21,700	Evertz Technologies Ltd.	196,384
19,383	Exco Technologies Ltd.	99,938
64,415	FirstService Corp.	9,112,790
134,672	H&R Real Estate Investment Trust REIT	828,377
131,285	Headwater Exploration, Inc.	706,246
1,592,686	IAMGOLD Corp.(a)	4,045,422
3,979	International Petroleum Corp.(a)	42,204
219,480	Killam Apartment Real Estate Investment Trust REIT	2,480,081
111,242	Kinaxis, Inc.(a)	10,863,091

42

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
CANADA (continued)
1,204,630	Kinross Gold Corp.	$6,276,122
411,025	Knight Therapeutics, Inc.(a)	1,348,595
26,000	Labrador Iron Ore Royalty Corp.	571,841
120,785	Laurentian Bank of Canada	2,212,323
709,800	Lightspeed Commerce, Inc.(a)	8,860,024
30,037	Linamar Corp.	1,298,733
45,700	Lundin Gold, Inc.	551,003
11,050	Major Drilling Group International, Inc.(a)	58,487
285,667	Martinrea International, Inc.	2,354,551
3,500	MDA Ltd.(a)	28,949
346,500	MEG Energy Corp.(a)	6,846,295
17,980	Methanex Corp.	742,408
45,415	Metro, Inc.	2,306,856
945	Morguard Corp.	69,174
66,466	Morguard North American Residential Real Estate Investment Trust REIT	628,833
366,872	Mullen Group Ltd.	3,481,547
23,170	North West Co., Inc. (The)	590,800
76,930	Northland Power, Inc.	1,081,208
311,727	Pan American Silver Corp.	4,554,331
24,350	Parkland Corp.	736,953
206,987	Pason Systems, Inc.	1,983,672
28,415	Quebecor, Inc. - Class B	586,229
270,000	RB Global, Inc.	17,658,000
12,800	Reitmans Canada Ltd. - Class A(a)	21,230
99,890	Richelieu Hardware Ltd.	2,987,876
125,210	RioCan Real Estate Investment Trust REIT	1,521,391
106,305	Saputo, Inc.	2,146,414
8	SIR Royalty Income Fund - Units	94
102,674	Stelco Holdings, Inc.	2,893,456
115,250	Stella-Jones, Inc.	6,036,964
50,375	Teck Resources Ltd. - Class B	1,779,971
2,500	TECSYS, Inc.	47,774
41,875	TFI International, Inc.	4,632,445
92,775	TMX Group Ltd.	1,932,102
76,451	Torex Gold Resources, Inc.(a)	737,083
78,005	Tourmaline Oil Corp.	4,124,829
10,825	Transat AT, Inc.(a)	23,496
140,110	Transcontinental, Inc. - Class A	1,031,565
9,911	Trican Well Service Ltd.	33,519
142,270	Vermilion Energy, Inc.	2,052,874
44,177	Wajax Corp.	951,235
22,400	Westaim Corp. (The)(a)	58,635
475,912	Western Forest Products, Inc.	247,093
26,630	Westshore Terminals Investment Corp.	449,162
976,455	Whitecap Resources, Inc.	7,541,253
		246,472,590
CHILE — 0.1%
2,950,192	Cencosud SA	4,779,641
Shares		Value
CHINA — 4.0%
5,415,716	3SBio, Inc.(c)(d)	$4,818,049
15,134,000	Agricultural Bank of China Ltd. - H Shares	5,589,843
1,914,439	Aisino Corp. - A Shares	2,894,655
1,853,689	Alibaba Group Holding Ltd.(a)	19,083,875
3,030,000	Angang Steel Co. Ltd. - H Shares	666,164
194,700	Autohome, Inc. - ADR	5,208,225
3,196,200	Bank of Changsha Co. Ltd. - A Shares	3,199,977
2,261,239	Bank of Chengdu Co. Ltd. - A Shares	3,808,992
11,870,770	Bank of China Ltd. - H Shares	4,146,880
6,712,000	Bank of Communications Co. Ltd. - H Shares	3,970,188
4,640,951	Bank of Jiangsu Co. Ltd. - A Shares	4,363,769
2,881,900	Beibuwan Port Co. Ltd. - A Shares	2,902,367
1,020,100	Beibuwan Port Co. Ltd. - A Shares	1,030,756
6,712,800	Beijing Ultrapower Software Co. Ltd. - A Shares	7,758,835
4,926,600	Beijing Yanjing Brewery Co. Ltd. - A Shares	6,980,125
10,852,900	Beiqi Foton Motor Co. Ltd. - A Shares(a)	4,498,288
7,395,044	China Construction Bank Corp. - H Shares	4,182,326
7,769,000	China Galaxy Securities Co. Ltd. - H Shares	3,976,239
1,235,600	China National Medicines Corp. Ltd. - A Shares	4,861,974
6,863,000	China Railway Group Ltd. - H Shares	3,239,091
954,800	China Railway Tielong Container Logistics Co. Ltd. - A Shares	791,066
6,828,944	China Railway Tielong Container Logistics Co. Ltd. - A Shares	5,639,154
888,400	Chongqing Department Store Co. Ltd. - A Shares	3,270,508
5,845,600	Daqin Railway Co. Ltd. - A Shares	5,742,356
5,917,200	Dongfang Electric Corp. Ltd. - H Shares	5,677,004
4,636,000	Dongfeng Motor Group Co. Ltd. - H Shares	2,040,881
2,706,000	E-Commodities Holdings Ltd.	467,315
3,961,274	FAW Jiefang Group Co. Ltd. - A Shares(a)	4,974,855
1,610,730	Fujian Star-net Communication Co. Ltd. - A Shares	3,965,692
4,675,100	Guangxi Liugong Machinery Co. Ltd. - A Shares	4,090,143
10,746,000	Industrial & Commercial Bank of China Ltd. - H Shares	5,149,964
6,143,300	IRICO Display Devices Co. Ltd. - A Shares(a)	5,085,780
2,675,600	JD Logistics, Inc.(a)(c)(d)	3,168,168
3,317,583	Jilin Sino-Microelectronics Co. Ltd. - A Shares	3,163,740

43

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
CHINA (continued)
10,004,125	Kingdee International Software Group Co. Ltd.(a)	$13,274,159
2,651,400	Lufax Holding Ltd. - ADR	2,531,557
1,581,900	Maccura Biotechnology Co. Ltd. - A Shares	3,390,405
2,593,800	MLS Co. Ltd. - A Shares	3,279,544
1,001,700	NSFOCUS Technologies Group Co. Ltd. - A Shares	1,249,475
6,130,000	ORG Technology Co. Ltd. - A Shares	3,733,745
12,079,000	People’s Insurance Co. Group of China Ltd. (The) - H Shares	3,985,580
12,856,100	Rizhao Port Co. Ltd. - A Shares	5,009,392
1,779,500	Sany Heavy Industry Co. Ltd. - A Shares	3,506,841
13,414,050	Shandong Nanshan Aluminum Co. Ltd. - A Shares	5,665,626
890,400	Shanghai Kehua Bio-Engineering Co. Ltd. - A Shares	1,066,717
1,437,405	Shanghai Kehua Bio-Engineering Co. Ltd. - A Shares	1,716,341
2,436,100	Shanghai Mechanical and Electrical Industry Co. Ltd. - A Shares	4,152,536
2,246,131	Shenzhen Hepalink Pharmaceutical Group Co. Ltd. - A Shares	3,784,284
840,100	Shenzhen Laibao Hi-tech Co. Ltd. - A Shares	1,209,089
2,166,600	Shenzhen Laibao Hi-tech Co. Ltd. - A Shares	3,107,893
1,536,365	Sichuan Kelun Pharmaceutical Co. Ltd. - A Shares	5,751,559
7,990,500	Sinopec Engineering Group Co. Ltd. - H Shares	3,993,358
1,846,000	Sinopharm Group Co. Ltd. - H Shares	4,414,309
2,671,758	Tasly Pharmaceutical Group Co. Ltd. - A Shares	5,408,512
8,768,186	Tianjin Port Co. Ltd. - A Shares	5,083,707
2,315,467	Tongkun Group Co. Ltd. - A Shares(a)	4,558,536
2,144,767	Triangle Tyre Co. Ltd. - A Shares	4,376,092
553,636	Vipshop Holdings Ltd. - ADR(a)	7,894,849
295,192	Weibo Corp. - ADR	3,492,121
4,087,200	Wuxi Taiji Industry Co. Ltd. - A Shares(a)	3,602,847
2,773,500	Xiamen King Long Motor Group Co. Ltd. - A Shares(a)	2,995,971
4,878,400	Xiaomi Corp. - B Shares(a)(c)(d)	8,747,088
2,045,674	Xuji Electric Co. Ltd. - A Shares	4,791,026
3,030,000	Yunnan Copper Co. Ltd. - A Shares	4,553,460
1,566,600	Yusys Technologies Co. Ltd. - A Shares	3,567,153
3,391,440	Zai Lab Ltd.(a)	8,655,146
8,448,000	Zoomlion Heavy Industry Science and Technology Co. Ltd. - H Shares	4,391,954
		297,348,116
Shares		Value
COSTA RICA — 0.0%
42,074	Establishment Labs Holdings, Inc.(a)	$1,231,927
DENMARK — 1.4%
538,355	ALK-Abello A/S(a)	5,975,969
1,205,427	Ambu A/S - Class B(a)	11,896,683
9,724	Better Collective A/S(a)	234,997
141,763	D/S Norden A/S	8,054,456
24,971	DFDS A/S	721,342
35,532	DSV A/S	5,309,935
240,597	FLSmidth & Co. A/S	9,023,095
84,315	Genmab A/S(a)	23,834,410
1,642,580	H Lundbeck A/S	8,585,835
422,173	H Lundbeck A/S - Class A	1,909,794
25,765	Invisio AB	388,352
93,456	ISS A/S	1,352,541
17,780	Jyske Bank A/S(a)	1,253,035
142,794	Matas A/S	1,859,189
22,271	Nilfisk Holding A/S(a)	358,034
35,890	NKT A/S(a)	1,804,522
15,432	NTG Nordic Transport Group A/S(a)	612,514
5,855	Pandora A/S	664,077
9,119	Per Aarsleff Holding A/S	398,868
68,744	Royal Unibrew A/S	4,972,855
98	Solar A/S - Class B	5,848
145,830	Spar Nord Bank A/S	2,209,559
4,508	Sparekassen Sjaelland-Fyn A/S	132,340
31,250	Sydbank A/S	1,357,490
45,870	Topdanmark A/S	2,056,082
220,238	Vestas Wind Systems A/S(a)	4,773,611
63,273	Zealand Pharma A/S(a)	2,626,452
		102,371,885
FINLAND — 0.5%
309	Aspo Oyj	1,929
64,067	Cargotec Oyj - Class B	2,528,861
443,645	Citycon Oyj	2,346,644
513,190	Finnair Oyj(a)	31,308
124	Fiskars Oyj Abp	1,899
23,692	F-Secure Oyj	42,692
9,839	Kemira Oyj	159,304
163,406	Konecranes Oyj	5,357,794
131,473	Mandatum Oyj(a)	508,036
247,810	Metsa Board Oyj - Class B	1,876,334
1,676,533	Metso Oyj	14,770,972
12,419	Oriola Oyj - Class A	14,015
17,800	Oriola Oyj - Class B	17,395
73,995	Orion Oyj - Class B	2,943,929
653,830	Outokumpu Oyj	2,682,848
87,264	Puuilo Oyj	730,730
3,220	Titanium Oyj(d)	54,712
15,004	Tokmanni Group Corp.	202,608
5,907	Vaisala Oyj - Class A	201,297

44

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
FINLAND (continued)
51,435	Wartsila Oyj Abp	$613,799
		35,087,106
FRANCE — 1.3%
7,362	ABC arbitrage	37,686
3,790	Alten SA	447,705
24,725	Amundi SA(c)(d)	1,291,618
757	Assystem SA	30,253
3,607	Aubay	120,882
52,292	Beneteau SACA	630,961
2,813	Boiron SA	117,352
87,700	Carmila SA REIT	1,228,887
73,097	Catana Group	441,872
413,595	Cellectis SA(a)	392,264
146,205	Cellectis SA - ADR(a)	140,942
56,406	Cie des Alpes	792,450
166,048	Coface SA	2,003,418
67,620	Covivio SA REIT	2,897,814
4,400	Dassault Aviation SA	874,672
24,521	Derichebourg SA	106,293
79,495	Edenred SE	4,231,637
21,361	Elis SA	350,320
10,600	Eramet SA	734,033
2,838	Esso SA Francaise	174,169
92,919	Etablissements Maurel et Prom SA	553,091
56,025	Eurazeo SE	3,158,503
54,837	Gaztransport Et Technigaz SA	7,014,206
39,135	Gecina SA REIT	3,842,698
1,755	GL Events SACA	29,985
124	Groupe Guillin	3,481
5,312	Guerbet	97,245
18,441	Interparfums SA	871,114
31,510	Ipsen SA	3,724,244
65,695	IPSOS SA	3,192,614
1,959	Jacquet Metals SACA	31,104
101,065	Klepierre SA REIT	2,454,239
348,961	Lectra	8,843,452
2,369	Manitou BF SA	50,002
5	Neurones	182
25,645	Nexans SA	1,816,672
2,064	Peugeot Invest	200,531
7,300	Publicis Groupe SA	555,846
13,902	Remy Cointreau SA	1,579,555
558,225	Rexel SA	11,400,507
106,760	Rubis SCA	2,324,436
6,250	SEB SA	618,040
2,254	Seche Environnement SACA	232,292
57,524	Societe BIC SA	3,610,677
8,347	Societe pour l’Informatique Industrielle	397,082
14,909	Sopra Steria Group SACA	2,676,706
160,328	SPIE SA	4,216,228
972	Stef SA	104,528
Shares		Value
FRANCE (continued)
192,618	Technip Energies NV	$4,220,211
59,182	Television Francaise 1 SA	417,524
712	TFF Group	31,395
214,977	Ubisoft Entertainment SA(a)	6,129,810
57,456	Vallourec SACA(a)	690,068
28,985	Veolia Environnement SA	794,201
77,560	Verallia SA(c)(d)	2,521,974
795	Vetoquinol SA	67,037
25,755	Vicat SACA	790,765
4,559	Wavestone	207,383
		96,514,856
GERMANY — 1.6%
12,834	3U Holding AG	31,775
507,425	AIXTRON SE	14,259,028
312	Amadeus Fire AG	36,028
1,528	Basler AG	12,631
57,585	Bilfinger SE	2,113,409
9,946	BioNTech SE - ADR(a)	930,349
68,932	Brenntag SE	5,125,895
35,261	Carl Zeiss Meditec AG	3,061,802
165,191	CECONOMY AG(a)	314,313
3,102	Cewe Stiftung & Co. KGAA	281,522
38,345	CTS Eventim AG & Co. KGaA	2,321,641
68,905	Deutz AG	279,259
9,333	Draegerwerk AG & Co. KGaA - Preference Shares	470,670
372,142	Duerr AG	7,657,013
154	Einhell Germany AG - Preference Shares	21,671
3,477	ElringKlinger AG	19,621
30,231	Ernst Russ AG	135,362
176,004	EuroEyes International Eye Clinic Ltd.	101,277
29,244	Fielmann Group AG	1,259,648
23,006	flatexDEGIRO AG(a)	233,350
27,360	Freenet AG	694,476
74,093	FUCHS SE - Preference Shares	3,009,290
117,409	Gerresheimer AG	10,951,117
15,102	Hamborner REIT AG	99,917
32,109	Hannover Rueck SE	7,090,099
20,529	Heidelberger Druckmaschinen AG(a).	24,626
26,937	HOCHTIEF AG	2,790,463
6,349	Hornbach Holding AG & Co. KGaA.	379,060
175,825	HUGO BOSS AG	10,283,126
107,420	Immatics NV(a)	821,763
5,165	Indus Holding AG	100,571
4,392	Ionos SE(a)	58,038
26,885	K+S AG	451,969
15,907	Kloeckner & Co. SE	98,755
6,281	Knaus Tabbert AG	287,548
11,686	Koenig & Bauer AG(a)	133,332
30,446	Krones AG	2,967,659

45

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
GERMANY (continued)
227	KSB SE & Co. KGaA - Preference Shares	$126,799
3,538	KWS Saat SE & Co. KGaA	200,353
4,383	Mutares SE & Co. KGaA	132,049
2,098	New Work SE	150,159
99	Paul Hartmann AG	18,855
369,060	ProSiebenSat.1 Media SE	2,070,121
92,356	SAF-Holland SE	1,234,773
153,229	Salzgitter AG	3,828,725
11,752	Schaeffler AG - Preference Shares	60,994
57,380	Scout24 SE(c)(d)	3,530,025
21,524	Stabilus SE	1,366,687
1,332	STO SE & Co. KGaA - Preference Shares	173,273
201,490	Suedzucker AG	3,052,340
87,039	Symrise AG	8,894,452
1,486,399	thyssenkrupp AG	10,359,696
672	Villeroy & Boch AG - Preference Shares	12,585
2,033	Vossloh AG	78,970
69,286	Wacker Neuson SE	1,271,425
5,146	Washtec AG	163,027
3,812	Wuestenrot & Wuerttembergische AG	52,987
		115,686,368
GREECE — 0.4%
4,719,298	Alpha Services and Holdings SA(a)	7,064,469
4,631,994	Eurobank Ergasias Services and Holdings SA(a)	7,571,107
1,460,902	National Bank of Greece SA(a)	8,367,099
1,710,416	Piraeus Financial Holdings SA(a)	5,069,918
		28,072,593
HONG KONG — 0.5%
305,250	Analogue Holdings Ltd.	51,493
98,000	APT Satellite Holdings Ltd.	27,449
1,393,400	ASMPT Ltd.	11,801,473
731,920	Bank of East Asia Ltd. (The)	869,251
1,530,000	Bright Smart Securities & Commodities Group Ltd.	264,307
66,035	Build King Holdings Ltd.	9,195
152,481	Cafe de Coral Holdings Ltd.	192,047
619	Chow Sang Sang Holdings International Ltd.	712
1,010,445	Chow Tai Fook Jewellery Group Ltd.	1,426,874
116,000	Comba Telecom Systems Holdings Ltd.	13,191
3,006,710	COSCO SHIPPING Ports Ltd.	1,813,924
337,187	Dah Sing Banking Group Ltd.	221,212
2,756,045	Emperor Watch & Jewellery Ltd.	60,256
10,932	FSE Lifestyle Services Ltd.	8,152
48,000	Great Eagle Holdings Ltd.	78,225
93,696	HKR International Ltd.	19,394
Shares		Value
HONG KONG (continued)
473,100	Hutchison Port Holdings Trust - U Shares- Units	$74,312
431,247	International Housewares Retail Co. Ltd.	117,964
205,918	Jacobson Pharma Corp. Ltd.(d)	17,113
52,354	JBM Healthcare Ltd.(d)	7,891
128,765	Jinhui Shipping & Transportation Ltd.	65,751
673,882	Johnson Electric Holdings Ltd.	835,954
107,031	Kerry Logistics Network Ltd.	90,778
122,000	LH GROUP Ltd.(d)	15,906
537,374	Luk Fook Holdings International Ltd.	1,333,116
5,724,000	Nine Dragons Paper Holdings Ltd.	3,258,557
27,899	Oriental Watch Holdings	13,450
5,272,301	Pacific Basin Shipping Ltd.	1,525,665
1,237,876	PC Partner Group Ltd.	495,892
5,553,880	PCCW Ltd.	2,718,277
83,000	Perfect Medical Health Management Ltd.	38,987
951,043	Prosperity REIT	164,316
1,269,477	Shun Tak Holdings Ltd.(a)	165,583
1,545,623	Singamas Container Holdings Ltd.	106,839
358,000	SITC International Holdings Co. Ltd.	551,465
200,000	SOCAM Development Ltd.(a)	18,623
273,500	Stella International Holdings Ltd.	308,856
9,538,388	Sun Art Retail Group Ltd.	2,013,650
74,500	Swire Pacific Ltd. - A Shares	475,894
1,156,177	Tai Hing Group Holdings Ltd.(d)	127,062
1,397	Tang Palace China Holdings Ltd.	89
6,838,000	United Laboratories International Holdings Ltd. (The)	6,980,119
27,200	Valuetronics Holdings Ltd.	10,023
662,737	VSTECS Holdings Ltd.	335,113
123,000	VTech Holdings Ltd.	715,715
123,676	Wai Kee Holdings Ltd.(a)	19,869
1,439,700	WH Group Ltd.(c)(d)	859,837
100,500	Yue Yuen Industrial Holdings Ltd.	117,503
		40,437,324
ICELAND — 0.1%
1,085,974	Ossur HF(a)	3,973,319
INDIA — 1.0%
3,420,215	Bank of Baroda	8,064,591
4,746,307	Bank of India	5,466,992
209,418	IndiaMart InterMesh Ltd.(c)(d)	6,666,105
9,752,652	Indian Oil Corp. Ltd.	10,505,923
455,188	Lupin Ltd.	6,168,266
716,765	PB Fintech Ltd.(a)	6,031,276
714,580	Sun TV Network Ltd.	5,442,635
5,793,774	TV18 Broadcast Ltd.(a)	2,886,288
277,831	WNS Holdings Ltd. - ADR(a)	15,091,780
1,197,601	Zee Entertainment Enterprises Ltd.(a)	3,728,825
		70,052,681

46

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
INDONESIA — 0.1%
35,325,900	Perusahaan Gas Negara Tbk PT	$2,792,990
9,963,289	Semen Indonesia Persero Tbk PT	3,828,425
		6,621,415
IRELAND — 0.2%
286,519	Alkermes Plc(a)	6,930,895
227,043	Cairn Homes Plc	266,807
50,166	COSMO Pharmaceuticals NV	1,907,208
13,888	Grafton Group Plc - Units	130,733
125,892	Medtronic Plc	8,882,939
		18,118,582
ISRAEL — 2.1%
32	Afcon Holdings Ltd.(a)	741
139,937	Altshuler Shaham Penn Ltd.	157,526
2,161	Arad Ltd.	30,465
111,086	B Communications Ltd.(a)	418,511
246,330	Bank Leumi Le-Israel BM	1,586,592
605,180	Bezeq The Israeli Telecommunication Corp. Ltd.	744,673
12,025	Camtek Ltd.(a)	626,579
178,471	CyberArk Software Ltd.(a)	29,204,994
18,232	Danya Cebus Ltd.	453,308
44,384	Delek Group Ltd.	4,855,803
543,734	El Al Israel Airlines(a)	387,380
43,455	FIBI Holdings Ltd.	1,529,967
211,318	First International Bank of Israel Ltd. (The)	7,193,231
252,499	Fiverr International Ltd.(a)	5,345,404
779	FMS Enterprises Migun Ltd.	24,175
29,156	Formula Systems 1985 Ltd.	1,652,720
10,245	Israel Corp. Ltd.	2,211,354
127,652	Israir Group Ltd.(a)	46,299
6,635,241	Isramco Negev 2 LP	2,350,627
465	Isras Investment Co. Ltd.	78,640
355,807	JFrog Ltd.(a)	8,002,099
586,303	Kornit Digital Ltd.(a)	8,090,981
37,164	Max Stock Ltd.	56,982
9,827	Menora Mivtachim Holdings Ltd.	195,749
9,449	Naphtha Israel Petroleum Corp. Ltd.	36,284
267,942	Newmed Energy LP	596,962
42,614	Next Vision Stabilized Systems Ltd.	279,363
376,045	Nice Ltd. - ADR(a)	58,042,546
13,512,296	Oil Refineries Ltd.	3,707,470
54,546	One Software Technologies Ltd.	553,902
338,660	Plus500 Ltd.	5,809,575
367,396	Radware Ltd.(a)	5,477,874
46,566	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	2,514,616
44,042	Retailors Ltd.	762,922
178,015	Sella Capital Real Estate Ltd. REIT	316,352
1,000,537	Tel Aviv Stock Exchange Ltd.(a)	4,451,003
Shares		Value
ISRAEL (continued)
988	Telsys Ltd.	$59,150
		157,852,819
ITALY — 1.5%
7,339,170	A2A SpA	13,775,565
1,490	ACEA SpA	17,941
215,355	Anima Holding SpA(c)(d)	880,127
167,366	Arnoldo Mondadori Editore SpA	366,771
28,637	Azimut Holding SpA	603,408
145,193	Banca IFIS SpA	2,483,056
543,135	Banca Mediolanum SpA	4,435,000
77,178	Banca Popolare di Sondrio SPA	421,101
337,933	Banco BPM SpA	1,728,980
283,780	BFF Bank SpA(c)(d)	2,728,235
65,250	Biesse SpA	691,246
606,981	BPER Banca	1,975,206
19,200	Brunello Cucinelli SpA	1,544,405
336,165	Buzzi SpA	8,901,373
156,800	Cairo Communication SpA	269,287
856	Cembre SpA	29,090
65,146	Cementir Holding NV	542,006
118,969	Credito Emiliano SpA	964,672
6,429	Danieli & C Officine Meccaniche SpA	170,099
55,048	Danieli & C Officine Meccaniche SpA - RSP	1,112,264
86,162	Datalogic SpA	516,851
709,713	Davide Campari-Milano NV	7,845,002
46,006	De’ Longhi SpA	1,029,391
42,430	Digital Bros SpA	492,500
598,452	Ermenegildo Zegna NV	6,654,786
3,563	Fine Foods & Pharmaceuticals NTM.	28,769
813,265	Hera SpA	2,287,789
149,787	IMMSI SpA	75,315
22,367	Intercos SpA	319,188
1,070,926	Iren SpA	2,146,064
10,572	Italian Sea Group SpA (The)	77,804
767,106	Iveco Group NV(a)	6,464,998
1,046,821	Leonardo SpA	15,820,074
718,122	Maire Tecnimont SpA	3,339,289
168,411	MFE-MediaForEurope NV - Class A.	305,656
48,370	Moncler SpA	2,512,201
441	Orsero SpA	6,896
336,218	Piaggio & C SpA	904,124
137,922	Rizzoli Corriere Della Sera Mediagroup SpA	102,241
1,535	Salcef Group SpA	36,444
172,985	Salvatore Ferragamo SpA	2,116,463
31,494	Sanlorenzo SpA	1,120,724
1,443,759	Saras SpA	2,098,649
47,025	Sogefi SpA(a)	77,721
20,648	SOL SpA	594,209
167,450	Stevanato Group SpA	4,680,228
1,072,031	Unipol Gruppo SpA	5,807,815

47

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
ITALY (continued)
43,492	Zignago Vetro SpA	$568,965
		111,669,988
JAPAN — 8.6%
45,400	77 Bank Ltd. (The)	1,011,923
4,500	A&A Material Corp.	32,111
32,900	A&D HOLON Holdings Co. Ltd.	332,734
9,100	AB&Company Co. Ltd.	61,203
217,290	ABC-Mart, Inc.	3,365,614
4,400	Abist Co. Ltd.	89,684
53,500	Acom Co. Ltd.	125,634
42	Activia Properties, Inc. REIT	113,630
115,100	Adastria Co. Ltd.	2,415,466
48,400	ADEKA Corp.	809,163
8,900	Ad-sol Nissin Corp.	93,690
11,600	Advanced Media, Inc.	105,987
38,440	Advantest Corp.	990,162
21,700	Adways, Inc.	78,719
33,100	Aeon Delight Co. Ltd.	729,848
363,300	AEON Financial Service Co. Ltd.	2,994,849
990	AEON REIT Investment Corp.	942,473
52,900	Ai Holdings Corp.	818,912
1,400	Aichi Tokei Denki Co. Ltd.	18,598
23,800	Ain Holdings, Inc.	672,928
6,600	Aiphone Co. Ltd.	131,319
52,800	Airtrip Corp.(a)	632,837
104,800	Aisan Industry Co. Ltd.	830,242
9,500	AIT Corp.	103,937
57,000	Akatsuki, Inc.	789,807
20,200	Akita Bank Ltd. (The)	280,186
184,100	Alfresa Holdings Corp.	2,916,253
8,800	Alpha Systems, Inc.	160,833
12,300	AlphaPolis Co. Ltd.(a)	183,204
39,100	Alps Alpine Co. Ltd.	320,863
5,900	Alps Logistics Co. Ltd.	61,732
111,892	Altech Corp.	1,901,508
15,600	Amano Corp.	318,651
4,200	Amiyaki Tei Co. Ltd.	102,137
57,100	Anest Iwata Corp.	424,474
71,400	Anicom Holdings, Inc.	258,779
80,200	Anritsu Corp.	597,021
2,900	AOI Electronics Co. Ltd.	34,021
63,200	AOKI Holdings, Inc.	413,977
98,200	ARE Holdings, Inc.	1,243,194
32,300	Arealink Co. Ltd.	586,741
30,200	Artiza Networks, Inc.	136,406
12,600	Artner Co. Ltd.	142,603
45,500	As One Corp.	1,450,080
165,800	Asahi Diamond Industrial Co. Ltd.	947,278
21,300	Asahi Net, Inc.	86,531
15,300	ASAHI YUKIZAI CORP.	374,668
44,100	Asia Pile Holdings Corp.	216,802
Shares		Value
JAPAN (continued)
7,600	ASKA Pharmaceutical Holdings Co. Ltd.	$86,112
198,270	ASKUL Corp.	2,588,294
21,304	Ateam, Inc.	86,659
44,900	Atrae, Inc.(a)	300,382
6,600	Aucnet, Inc.	76,843
74,096	Avant Group Corp.	626,494
115,600	Avex, Inc.	1,055,708
21,500	Awa Bank Ltd. (The)	357,185
11,200	Axell Corp.	136,680
15,600	Axial Retailing, Inc.	399,558
591,000	Azbil Corp.	17,463,263
35,200	Bando Chemical Industries Ltd.	351,854
10,700	Bank of Iwate Ltd. (The)	194,191
7,700	Bank of Saga Ltd. (The)	105,000
391,139	BASE, Inc.(a)	641,815
8,400	Bewith, Inc.	102,814
339,700	BIPROGY, Inc.	8,472,900
4,500	B-Lot Co. Ltd.	23,975
87,300	BML, Inc.	1,652,093
1,100	Boutiques, Inc.(a)	12,989
278,800	Bunka Shutter Co. Ltd.	2,351,329
5,800	Business Brain Showa-Ota, Inc.	81,007
6,000	Business Engineering Corp.	134,732
1,700	Canare Electric Co. Ltd.	16,802
4,700	Career Design Center Co. Ltd.	60,732
478,500	Carenet, Inc.	2,729,106
10,200	Carlit Holdings Co. Ltd.	65,727
3,800	Celm, Inc.	18,683
3,300	Central Automotive Products Ltd.	73,909
41,100	Central Glass Co. Ltd.	778,947
27,652	Central Security Patrols Co. Ltd.	471,830
142,900	Chiba Kogyo Bank Ltd. (The)	933,409
5,700	Chino Corp.	77,131
271,200	Chiyoda Corp.(a)	637,574
2,500	Chiyoda Integre Co. Ltd.	45,825
3,500	Chofu Seisakusho Co. Ltd.	49,884
950,380	CKD Corp.	11,951,550
5,200	Cleanup Corp.	24,228
26,000	CMIC Holdings Co. Ltd.	294,790
155,500	COLOPL, Inc.(a)	598,016
320	Comforia Residential REIT, Inc.	679,123
219,600	Computer Engineering & Consulting Ltd.	2,266,200
10,900	Comture Corp.	145,708
23,600	Copro-Holdings Co. Ltd.	176,925
1,800	Core Corp.	20,323
21,000	Cosel Co. Ltd.	156,386
6,150	Cosmos Pharmaceutical Corp.	640,016
229,335	Credit Saison Co. Ltd.	3,437,688
47,600	Creek & River Co. Ltd.	620,913
63,000	Cresco Ltd.	689,610
4,600	CTI Engineering Co. Ltd.	138,341

48

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
JAPAN (continued)
19,400	CTS Co. Ltd.	$85,468
2,800	Cube System, Inc.	19,769
10,500	Cyber Security Cloud, Inc.(a)	142,131
16,800	Cybernet Systems Co. Ltd.	86,708
40,600	Cybozu, Inc.	505,855
22,000	Dai-Dan Co. Ltd.	216,053
9,700	Daihatsu Diesel Manufacturing Co. Ltd.	53,753
22,700	Daihen Corp.	715,459
5,900	Dai-Ichi Cutter Kogyo KK	46,975
5,100	Daiichi Jitsugyo Co. Ltd.	65,458
19,200	Daiichikosho Co. Ltd.	283,804
51,100	Daiken Medical Co. Ltd.	179,952
188,559	Daikokutenbussan Co. Ltd.	7,990,936
18,100	Daisue Construction Co. Ltd.	158,988
38,610	Daito Pharmaceutical Co. Ltd.	493,265
26,400	Daitron Co. Ltd.	504,746
475	Daiwa House REIT Investment Corp.	840,630
2,500	Daiwa Industries Ltd.	21,438
99,400	Daiwa Securities Group, Inc.	573,187
42,400	Daiwabo Holdings Co. Ltd.	805,885
235,000	Dear Life Co. Ltd.	1,170,099
24,500	Denka Co. Ltd.	442,556
3,100	Densan System Holdings Co. Ltd.	56,002
39,700	Dentsu Group, Inc.	1,153,126
6,300	Denyo Co. Ltd.	88,996
6,500	Digital Arts, Inc.	179,295
3,700	Digital Hearts Holdings Co. Ltd.	22,522
20,100	Digital Holdings, Inc.	138,368
28,300	dip Corp.	560,888
9,600	Direct Marketing MiX, Inc.	25,921
23,810	Disco Corp.	4,204,823
340,400	DMG Mori Co. Ltd.	5,630,218
117,700	Doshisha Co. Ltd.	1,752,181
19,800	Dowa Holdings Co. Ltd.	605,293
58,000	Duskin Co. Ltd.	1,264,554
3,300	Ebara Jitsugyo Co. Ltd.	57,691
24,600	eGuarantee, Inc.	284,156
24,300	Ehime Bank Ltd. (The)	179,910
156,600	Eiken Chemical Co. Ltd.	1,544,616
18,900	Eizo Corp.	606,456
143,600	Elecom Co. Ltd.	1,628,228
3,000	Elematec Corp.	34,145
301,050	en Japan, Inc.	4,490,405
2,900	Endo Lighting Corp.	22,749
3,500	Entrust, Inc.	19,570
13,000	ERI Holdings Co. Ltd.	139,648
1,100	Eslead Corp.	22,664
4,300	eSOL Co. Ltd.	19,532
20,100	Exedy Corp.	335,597
100,900	EXEO Group, Inc.	2,095,669
100	Fabrica Communications Co. Ltd.	1,324
7,200	FALCO HOLDINGS Co. Ltd.	96,525
Shares		Value
JAPAN (continued)
331,500	FAN Communications, Inc.	$886,066
7,100	Fast Fitness Japan, Inc.	56,970
56,500	FCC Co. Ltd.	670,431
58,905	Ferrotec Holdings Corp.	1,035,383
6,300	Fibergate, Inc.	47,504
10,500	FIDEA Holdings Co. Ltd.	113,138
61,800	Financial Partners Group Co. Ltd.	587,044
18,000	First Bank of Toyama Ltd. (The)	117,703
12,800	FJ Next Holdings Co. Ltd.	89,435
26,600	Forum Engineering, Inc.	229,240
106,027	Freee KK(a)	1,770,557
644	Frontier Real Estate Investment Corp. REIT	1,926,612
24,200	Fudo Tetra Corp.	322,708
31,400	Fuji Corp.	472,816
31,400	Fuji Corp.	354,064
1,900	Fuji Kosan Co. Ltd.	21,997
18,725	Fuji Pharma Co. Ltd.	144,648
5,500	Fuji Seal International, Inc.	61,265
13,500	Fuji Soft, Inc.	485,802
91,500	Fujimi, Inc.	1,826,509
10,200	Fujimori Kogyo Co. Ltd.	257,377
30,300	Fujisash Co. Ltd.	14,434
35,000	Fujitec Co. Ltd.	759,854
7,400	Fukuda Denshi Co. Ltd.	264,430
74,753	Fukui Computer Holdings, Inc.	1,283,355
13,200	Fukuyama Transporting Co. Ltd.	360,732
157,700	FULLCAST Holdings Co. Ltd.	1,784,510
8,100	Funai Soken Holdings, Inc.	133,131
37,800	Furukawa Electric Co. Ltd.	566,418
98,800	Furuno Electric Co. Ltd.	1,084,112
95,483	Furyu Corp.	1,006,059
1,400	Fuso Pharmaceutical Industries Ltd.	18,060
189,800	Futaba Industrial Co. Ltd.	935,165
142,000	Future Corp.	1,620,643
11,900	Fuyo General Lease Co. Ltd.	967,479
10,500	G-7 Holdings, Inc.	80,181
77,700	Gakken Holdings Co. Ltd.	432,439
30,800	Gakujo Co. Ltd.	343,520
12,200	Gecoss Corp.	77,468
1,300	Genky DrugStores Co. Ltd.	49,505
5,100	Global Link Management KK	61,604
92,200	Glory Ltd.	1,719,006
66,600	GMO Financial Gate, Inc.	3,733,785
8,697	Goldcrest Co. Ltd.	124,022
12,900	Grandy House Corp.	52,123
4,400	Gree, Inc.	16,443
3,700	Greens Co. Ltd.	38,704
370,980	GungHo Online Entertainment, Inc.	5,593,464
30,400	Gunze Ltd.	911,580
122,200	H.U. Group Holdings, Inc.	2,053,697
1,500	Halows Co. Ltd.	42,140
8,600	Hamakyorex Co. Ltd.	215,297

49

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
JAPAN (continued)
73,085	Hamamatsu Photonics KK	$2,714,598
54,100	Hanwa Co. Ltd.	1,630,742
29,100	Happinet Corp.	492,776
4,400	Hard Off Corp. Co. Ltd.	42,746
4,300	Hazama Ando Corp.	33,282
49,800	Heiwa Corp.	704,935
3,200	Hibiya Engineering Ltd.	48,476
17,300	Hiday Hidaka Corp.	316,356
10,200	Hioki EE Corp.	443,353
78,300	Hisamitsu Pharmaceutical Co., Inc.	2,497,412
17,411	Hito Communications Holdings, Inc.	141,784
32,800	Hochiki Corp.	365,156
1,200	Hodogaya Chemical Co. Ltd.	23,962
4,800	Hokkaido Gas Co. Ltd.	74,501
43,300	Hokuhoku Financial Group, Inc.	505,531
4,500	H-One Co. Ltd.	23,000
62,100	Horiba Ltd.	3,139,857
7,900	Hosokawa Micron Corp.	221,731
21,900	Hotland Co. Ltd.	288,761
3,800	HS Holdings Co. Ltd.	25,398
16,700	Hyakugo Bank Ltd. (The)	63,142
26,600	Hyakujushi Bank Ltd. (The)	506,517
45,200	Ichikoh Industries Ltd.	158,301
2,200	ID Holdings Corp.	20,987
18,900	Idec Corp.	339,134
47,115	Idemitsu Kosan Co. Ltd.	1,069,751
4,400	IG Port, Inc.	121,026
23,300	IHI Corp.	447,178
8,300	I’ll, Inc.	202,785
13,000	IMAGICA GROUP, Inc.	51,039
1,856,611	Infomart Corp.	4,453,055
39,700	Information Services International- Dentsu Ltd.	1,347,389
109,900	INFRONEER Holdings, Inc.	1,159,319
106,045	Inpex Corp.	1,538,806
2,100	Integrated Design & Engineering Holdings Co. Ltd.	46,615
377,500	Internet Initiative Japan, Inc.	6,099,876
40,500	I-PEX, Inc.	394,038
4,500	IR Japan Holdings Ltd.	40,454
17,000	ISB Corp.	159,328
142,530	Isuzu Motors Ltd.	1,589,302
75,500	Itfor, Inc.	529,200
33,300	ITmedia, Inc.	227,208
600	Itochu-Shokuhin Co. Ltd.	26,036
131,300	Itoki Corp.	1,264,389
5,700	Iwaki Co. Ltd.	68,799
77,000	Izumi Co. Ltd.	1,946,985
92,800	JAC Recruitment Co. Ltd.	1,481,270
158,760	JAFCO Group Co. Ltd.	1,709,976
123,900	Japan Aviation Electronics Industry Ltd.	2,335,332
20,700	Japan Best Rescue System Co. Ltd.	82,387
Shares		Value
JAPAN (continued)
11,000	Japan Electronic Materials Corp.	$101,051
1,233	Japan Excellent, Inc. REIT	1,082,228
29,200	Japan Exchange Group, Inc.	577,424
3,500	Japan Investment Adviser Co. Ltd.	37,447
143,100	Japan Lifeline Co. Ltd.	1,091,190
18,000	Japan Medical Dynamic Marketing, Inc.	85,273
1,490	Japan Metropolitan Fund Invest REIT	961,567
72,000	Japan Post Insurance Co. Ltd.	1,386,438
300	Japan Pulp & Paper Co. Ltd.	9,405
48,400	Japan System Techniques Co. Ltd.	657,436
14,500	Japan Transcity Corp.	63,658
42,091	JBCC Holdings, Inc.	830,877
39,400	JCR Pharmaceuticals Co. Ltd.	301,545
112,600	Jeol Ltd.	3,179,077
41,300	JFE Holdings, Inc.	575,428
29,800	JINUSHI Co. Ltd.	394,768
3,200	JK Holdings Co. Ltd.	20,341
25,800	JSB Co. Ltd.	393,620
5,400	J-Stream, Inc.	14,268
87,900	JTEKT Corp.	724,733
11,700	Juroku Financial Group, Inc.	315,222
73,800	Justsystems Corp.	1,315,149
58,400	JVCKenwood Corp.	250,988
5,400	K&O Energy Group, Inc.	85,031
2,300	Kaga Electronics Co. Ltd.	92,036
56,300	Kajima Corp.	930,493
203,800	Kakaku.com, Inc.	1,965,548
66,200	Kaken Pharmaceutical Co. Ltd.	1,466,010
12,600	Kamei Corp.	130,559
86,700	Kamigumi Co. Ltd.	1,758,844
7,700	Kanaden Corp.	76,721
172,900	Kanamoto Co. Ltd.	2,806,023
8,000	Kanematsu Corp.	108,109
32,000	Kansai Paint Co. Ltd.	468,311
46,100	Katitas Co. Ltd.	615,317
2,800	Kato Works Co. Ltd.	22,355
5,800	Kawada Technologies, Inc.	255,853
200	Kawai Musical Instruments Manufacturing Co. Ltd.	5,085
50,500	Kawasaki Kisen Kaisha Ltd.	1,731,644
25,600	Keihanshin Building Co. Ltd.	234,894
1,660	Kenedix Office Investment Corp. REIT	1,731,361
5,900	Kenko Mayonnaise Co. Ltd.	61,146
43,400	Kewpie Corp.	753,283
31,500	KH Neochem Co. Ltd.	477,153
45,300	Kimoto Co. Ltd.	55,870
9,400	Kimura Unity Co. Ltd.	81,469
59,400	Kinden Corp.	899,758
57,200	Kissei Pharmaceutical Co. Ltd.	1,209,835
1,800	Kita-Nippon Bank Ltd. (The)	27,723
67,250	Kitz Corp.	454,422

50

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
JAPAN (continued)
39,900	KNT-CT Holdings Co. Ltd.(a)	$334,360
5,100	Koatsu Gas Kogyo Co. Ltd.	25,822
17,600	Kobayashi Pharmaceutical Co. Ltd.	726,586
124,600	Kobe Steel Ltd.	1,473,203
70,600	Koei Tecmo Holdings Co. Ltd.	921,872
1,000	Koike Sanso Kogyo Co. Ltd.	22,757
14,800	Kokuyo Co. Ltd.	229,400
43,500	Komeri Co. Ltd.	902,009
100,700	Komori Corp.	771,089
3,000	Kondotec, Inc.	22,557
475,800	Konica Minolta, Inc.(a)	1,332,705
5,500	Konishi Co. Ltd.	81,590
37,400	Konoike Transport Co. Ltd.	495,015
5,700	Kose Corp.	377,631
9,500	KRS Corp.	60,835
67,900	K’s Holdings Corp.	631,863
31,000	Kurabo Industries Ltd.	464,110
8,900	Kureha Corp.	528,562
2,500	Kurimoto Ltd.	51,124
8,200	Kuriyama Holdings Corp.	47,313
3,500	Kusuri no Aoki Holdings Co. Ltd.	229,312
13,600	KYB Corp.	401,771
6,800	Kyodo Printing Co. Ltd.	144,151
58,800	Kyokuto Kaihatsu Kogyo Co. Ltd.	716,233
23,500	Kyokuto Securities Co. Ltd.	162,927
6,800	Kyushu Leasing Service Co. Ltd.	42,079
6,600	LAC Co. Ltd.	31,796
64,700	Lawson, Inc.	3,126,720
11,500	Life Corp.	271,085
6,600	Lifedrink Co., Inc.	163,932
203,700	LIFULL Co. Ltd.(a)	296,841
7,000	Link-U, Inc.(a)	34,101
345,700	Lion Corp.	3,317,576
37,100	M&A Capital Partners Co. Ltd.	673,458
154,153	M3, Inc.	2,374,140
44,200	Mabuchi Motor Co. Ltd.	1,262,773
11,000	Macnica Holdings, Inc.	446,924
1,600	Makino Milling Machine Co. Ltd.	66,765
25,800	MarkLines Co. Ltd.	474,789
9,000	Maruwa Co. Ltd.	1,579,171
21,000	Maruzen Showa Unyu Co. Ltd.	530,162
225,600	Marvelous, Inc.	1,036,069
38,700	Matching Service Japan Co. Ltd.	291,773
2,300	Matsuoka Corp.	24,364
54,300	Max Co. Ltd.	916,373
57,300	Maxell Ltd.	612,868
10,300	MCJ Co. Ltd.	74,102
10,200	Media Do Co. Ltd.(a)	88,169
49,700	Medipal Holdings Corp.	835,606
59,900	Megachips Corp.	1,544,383
7,900	Megmilk Snow Brand Co. Ltd.	127,332
99,700	Meidensha Corp.	1,561,987
6,300	Meisei Industrial Co. Ltd.	42,549
Shares		Value
JAPAN (continued)
285,700	MEITEC Group Holdings, Inc.	$5,028,347
24,200	Melco Holdings, Inc.	552,158
110,900	Menicon Co. Ltd.	1,285,668
264,600	Micronics Japan Co. Ltd.	4,008,924
12,800	Milbon Co. Ltd.	338,390
6,000	Mimaki Engineering Co. Ltd.	29,402
19,400	Mimasu Semiconductor Industry Co. Ltd.	314,591
156,300	Mirait one Corp.	2,071,562
530,500	Mirarth Holdings, Inc.	1,546,404
27,600	Miroku Jyoho Service Co. Ltd.	282,667
132,300	Mito Securities Co. Ltd.	384,819
36,600	Mitsuba Corp.	168,590
10,300	Mitsubishi Kakoki Kaisha Ltd.	184,336
72,900	Mitsubishi Logistics Corp.	1,907,059
40,400	Mitsubishi Materials Corp.	649,212
7,300	Mitsubishi Pencil Co. Ltd.	89,987
24,800	Mitsubishi Research Institute, Inc.	801,737
20,000	Mitsubishi Shokuhin Co. Ltd.	527,359
27,000	Mitsuboshi Belting Ltd.	779,461
26,100	Mitsui Mining & Smelting Co. Ltd.	677,729
164,850	Mitsui OSK Lines Ltd.	4,255,985
11,300	Mitsui-Soko Holdings Co. Ltd.	321,865
89,000	Miura Co. Ltd.	1,725,622
145,400	Mixi, Inc.	2,202,235
96,150	Mizuno Corp.	2,820,609
22,100	Mochida Pharmaceutical Co. Ltd.	486,986
191,000	Money Forward, Inc.(a)	4,824,284
10,100	Monogatari Corp. (The)	273,514
392,800	MonotaRO Co. Ltd.	3,139,253
2,900	MORESCO Corp.	23,682
232,693	Morinaga Milk Industry Co. Ltd.	9,076,176
6,900	Moriroku Holdings Co. Ltd.	109,289
27,300	Morito Co. Ltd.	239,320
7,300	Mory Industries, Inc.	209,162
46,580	Mugen Estate Co. Ltd.	315,860
1,300	Murakami Corp.	26,433
9,900	Musashino Bank Ltd. (The)	186,668
8,500	Nachi-Fujikoshi Corp.	211,812
1,500	Nagase & Co. Ltd.	22,724
17,500	Naigai Trans Line Ltd.	274,337
35,100	Nakanishi, Inc.	770,910
1,700	Nanyo Corp.	22,782
68,100	NEC Corp.	3,279,058
7,600	NEC Networks & System Integration Corp.	102,856
3,000	NEOJAPAN, Inc.	19,119
176,900	NET One Systems Co. Ltd.	2,700,011
24,900	Nextage Co. Ltd.	344,027
3,000	NexTone, Inc.(a)	27,237
25,500	Nichias Corp.	505,913
15,900	Nichiban Co. Ltd.	193,204
4,500	Nichiha Corp.	88,857

51

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
JAPAN (continued)
4,300	Nichirin Co. Ltd.	$85,230
12,400	Nihon Chouzai Co. Ltd.	116,415
20,300	Nihon Falcom Corp.	166,311
3,700	Nihon Flush Co. Ltd.	21,769
68,200	Nihon Kohden Corp.	1,610,799
10,400	Nihon Trim Co. Ltd.	202,350
32,300	Nikkon Holdings Co. Ltd.	685,366
120	Nippon Accommodations Fund, Inc. REIT	483,456
8,100	Nippon Air Conditioning Services Co. Ltd.	41,137
380	Nippon Building Fund, Inc. REIT	1,526,815
2,600	Nippon Concept Corp.	30,640
5,000	Nippon Densetsu Kogyo Co. Ltd.	68,165
23,500	Nippon Express Holdings, Inc.	1,207,792
250,222	Nippon Gas Co. Ltd.	3,760,712
23,700	Nippon Paper Industries Co. Ltd.(a)	206,217
4,400	Nippon Pillar Packing Co. Ltd.	109,824
12,800	Nippon Road Co. Ltd. (The)	168,181
37,000	Nippon Seiki Co. Ltd.	263,436
29,000	Nippon Shinyaku Co. Ltd.	1,176,126
2,800	Nippon Shokubai Co. Ltd.	103,998
147,205	Nippon Steel Corp.	3,175,044
46,800	Nippon Thompson Co. Ltd.	166,794
22,600	Nippon Yusen KK	552,960
75,100	Nipro Corp.	571,846
21,900	Nishio Holdings Co. Ltd.	485,272
12,000	Nissan Tokyo Sales Holdings Co. Ltd.	36,344
44,800	Nissha Co. Ltd.	465,780
358,200	Nisshinbo Holdings, Inc.	2,590,925
21,000	Nissin Corp.	361,910
65,900	Nisso Holdings Co. Ltd.	332,006
7,400	Nitta Corp.	167,092
139,200	Nitto Kogyo Corp.	3,181,655
4,500	Nitto Kohki Co. Ltd.	56,448
37,900	Nitto Seiko Co. Ltd.	146,538
61,900	Nittoc Construction Co. Ltd.	431,529
3,100	Noda Corp.	25,649
282,017	NOF Corp.	11,125,837
15,400	Nomura Co. Ltd.	88,667
7,300	Noritake Co. Ltd.	284,126
70,400	Noritz Corp.	739,078
141,000	North Pacific Bank Ltd.	363,102
4,400	Novac Co. Ltd.	83,849
21,800	NPR-RIKEN CORP.	247,088
14,200	NS Solutions Corp.	412,361
263,022	NSD Co. Ltd.	4,576,291
28,900	NSK Ltd.	155,552
2,061	NSW, Inc.	37,158
1,210	NTT UD REIT Investment Corp.	997,481
2,300	Obara Group, Inc.	55,194
18,500	OBIC Business Consultants Co. Ltd.	794,762
18,000	Ogaki Kyoritsu Bank Ltd. (The)	251,375
Shares		Value
JAPAN (continued)
4,600	Ohba Co. Ltd.	$27,883
10,000	Oita Bank Ltd. (The)	184,994
13,200	Okabe Co. Ltd.	61,306
142,900	Okamura Corp.	2,034,422
179,700	Oki Electric Industry Co. Ltd.	1,084,172
2,200	Okinawa Cellular Telephone Co.	46,531
6,300	Okinawa Financial Group, Inc.	105,078
27,500	OKUMA Corp.	1,132,189
15,600	Okura Industrial Co. Ltd.	282,101
24,500	Ono Pharmaceutical Co. Ltd.	423,103
214,800	Onward Holdings Co. Ltd.	680,135
55,900	Open Up Group, Inc.	693,376
24,600	Optim Corp.(a)	134,237
12,900	Oracle Corp. Japan	915,122
36,800	Organo Corp.	1,213,327
3,600	Oricon, Inc.	17,562
110,100	Oriental Shiraishi Corp.	243,020
415	Orix JREIT, Inc. REIT	476,944
19,200	Oro Co. Ltd.	263,487
181,300	Osaki Electric Co. Ltd.	770,830
102,800	OSG Corp.	1,173,009
59,200	Otsuka Corp.	2,373,602
14,130	Oyo Corp.	215,971
2,000	Pack Corp. (The)	44,456
1,900	PALTAC Corp.	61,591
31,400	Pan Pacific International Holdings Corp.	608,088
7,200	PAPYLESS Co. Ltd.	41,462
38,300	Paramount Bed Holdings Co. Ltd.	652,542
7,400	Pasco Corp.	78,788
44,000	Pasona Group, Inc.	393,605
2,800	PCA Corp.	20,661
29,500	Pegasus Co. Ltd.	99,758
448,245	PeptiDream, Inc.(a)	3,267,631
21,000	Pilot Corp.	712,646
101,200	Pola Orbis Holdings, Inc.	1,016,525
46,300	Pole To Win Holdings, Inc.	143,108
4,800	PR Times, Corp.(a)	51,888
109,900	Prestige International, Inc.	446,095
44,300	Pronexus, Inc.	345,016
108,352	Proto Corp.	885,262
35,900	Qol Holdings Co. Ltd.	414,397
4,500	Quick Co. Ltd.	60,395
2,400	Raito Kogyo Co. Ltd.	31,065
96,100	Rakus Co. Ltd.	1,196,506
2,500	Rasa Corp.	28,196
88,400	Raysum Co. Ltd.	1,904,800
13,500	Relo Group, Inc.	133,840
157,200	Resorttrust, Inc.	2,262,129
3,748	Rheon Automatic Machinery Co. Ltd.	32,789
83,100	Riken Technos Corp.	474,018
23,700	Riken Vitamin Co. Ltd.	354,316
23,700	Rinnai Corp.	435,356

52

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
JAPAN (continued)
7,600	Rion Co. Ltd.	$111,890
7,600	Riso Kagaku Corp.	118,350
2,900	Rix Corp.	62,106
657,440	Rohm Co. Ltd.	10,533,484
324,400	Rohto Pharmaceutical Co. Ltd.	7,568,676
57,900	Roland DG Corp.	1,266,905
8,400	RPA Holdings, Inc.(a)	15,869
2,100	RS Technologies Co. Ltd.	33,282
6,400	Ryobi Ltd.	120,044
365,500	Ryohin Keikaku Co. Ltd.	5,153,285
14,400	Sac’s Bar Holdings, Inc.	80,034
100	Saison Information Systems Co. Ltd.	1,258
45,900	Saizeriya Co. Ltd.	1,864,990
3,000	Sakai Heavy Industries Ltd.	103,437
32,100	Sakai Moving Service Co. Ltd.	547,882
5,500	Sakata INX Corp.	45,975
77,410	Sakata Seed Corp.	2,082,929
56,200	Sangetsu Corp.	1,056,162
10,400	Sanken Electric Co. Ltd.	517,257
1,400	Sanko Metal Industrial Co. Ltd.	42,594
95,505	Sankyo Co. Ltd.	3,968,985
15,200	Sankyo Tateyama, Inc.	80,217
55,300	Sankyu, Inc.	1,665,093
36,100	Sansan, Inc.(a)	286,863
4,100	Sansei Technologies, Inc.	29,576
30,700	Sansha Electric Manufacturing Co. Ltd.	245,999
544,700	Santen Pharmaceutical Co. Ltd.	4,724,482
162,300	Sanwa Holdings Corp.	2,189,794
600	Sanyo Denki Co. Ltd.	22,196
29,600	Sanyo Shokai Ltd.	534,264
113,800	Sato Holdings Corp.	1,528,403
2,500	Sato Shoji Corp.	24,487
55,140	Sawai Group Holdings Co. Ltd.	1,757,279
1,400	SB Technology Corp.	20,776
12,700	SBS Holdings, Inc.	225,468
119,000	SCREEN Holdings Co. Ltd.	5,532,565
25,100	Scroll Corp.	156,696
301,535	SCSK Corp.	5,147,285
5,400	Seed Co. Ltd.	28,179
269,000	Sega Sammy Holdings, Inc.	4,207,046
3,500	Seika Corp.	50,118
125,200	Seikagaku Corp.	657,214
19,600	Seiko Group Corp.	306,076
153,500	Seino Holdings Co. Ltd.	2,232,800
4,900	Sekisui Jushi Corp.	79,907
32,000	Sekisui Kasei Co. Ltd.	93,101
900	Semba Corp.	5,422
13,800	SERAKU Co. Ltd.	113,682
24,700	Seria Co. Ltd.	342,352
16,800	SFP Holdings Co. Ltd.	252,554
972,400	SG Holdings Co. Ltd.	13,783,391
3,600	Shibusawa Warehouse Co. Ltd. (The)	69,962
Shares		Value
JAPAN (continued)
3,900	Shibuya Corp.	$63,666
26,200	Shikoku Bank Ltd. (The)	187,314
10,200	Shin Nippon Air Technologies Co. Ltd.	157,227
39,000	Shinagawa Refractories Co. Ltd.	378,371
59,600	Shindengen Electric Manufacturing Co. Ltd.	1,127,492
20,600	Shinmaywa Industries Ltd.	164,386
27,500	Shinnihon Corp.	221,650
9,100	Shinnihonseiyaku Co. Ltd.	89,296
10,100	Ship Healthcare Holdings, Inc.	155,935
30,400	Shoei Co. Ltd.	405,043
20,297	Shofu, Inc.	339,018
3,400	Sigma Koki Co. Ltd.	32,269
26,100	SIGMAXYZ Holdings, Inc.	243,442
16,200	Simplex Holdings, Inc.	272,096
73,500	Sinfonia Technology Co. Ltd.	770,699
59,800	Sinko Industries Ltd.	876,870
32,900	SK-Electronics Co. Ltd.	620,268
276,500	SKY Perfect JSAT Holdings, Inc.	1,279,765
2,900	SMK Corp.	47,012
180,100	SMS Co. Ltd.	2,857,811
152,800	Sodick Co. Ltd.	770,699
11,600	Softcreate Holdings Corp.	131,344
393,000	Sohgo Security Services Co. Ltd.	2,301,494
51,800	Solasto Corp.	201,401
103,713	Soliton Systems KK	758,308
3,400	SPK Corp.	40,397
6,000	Sprix, Inc.	31,876
13,000	Square Enix Holdings Co. Ltd.	431,883
4,400	SRA Holdings	95,321
22,700	Star Mica Holdings Co. Ltd.	91,091
153,200	Star Micronics Co. Ltd.	1,841,793
6,100	Startia Holdings, Inc.	52,815
108,900	Starts Corp., Inc.	2,068,300
4,600	St-Care Holding Corp.	25,702
2,200	Step Co. Ltd.	25,342
1,000	STI Foods Holdings, Inc.	26,636
13,200	Strike Co. Ltd.	323,040
32,200	Subaru Corp.	557,392
21,800	Sugi Holdings Co. Ltd.	882,428
4,200	Sugimoto & Co. Ltd.	57,843
63,600	Sumitomo Forestry Co. Ltd.	1,501,689
28,200	Sumitomo Heavy Industries Ltd.	645,491
19,000	Sumitomo Mitsui Trust Holdings, Inc.	712,439
306,100	Sumitomo Pharma Co. Ltd.	934,725
77,500	Sumitomo Riko Co. Ltd.	484,023
1,900	Sumitomo Seika Chemicals Co. Ltd.	58,435
38,000	Sumitomo Warehouse Co. Ltd. (The)	608,364
219,100	Sun Frontier Fudousan Co. Ltd.	2,125,931
13,800	Sun*, Inc.(a)	115,975
161,700	Suntory Beverage & Food Ltd.	4,866,048
42,000	Sun-Wa Technos Corp.	616,796

53

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
JAPAN (continued)
131,900	Suzuken Co. Ltd.	$4,040,073
14,800	Synchro Food Co. Ltd.(a)	54,608
2,500	System Support, Inc.	32,458
332,600	Systena Corp.	566,218
5,000	T. RAD Co. Ltd.	68,948
40,400	Tadano Ltd.	303,732
4,400	Taihei Dengyo Kaisha Ltd.	115,181
4,500	Taiho Kogyo Co. Ltd.	23,286
11,500	Taikisha Ltd.	334,647
41,500	Taisho Pharmaceutical Holdings Co. Ltd.	1,643,320
1,400	Takamatsu Construction Group Co. Ltd.	25,490
21,200	Takara & Co. Ltd.	337,232
100,900	Takara Holdings, Inc.	841,072
101,300	Takara Standard Co. Ltd.	1,229,703
13,200	Takasago International Corp.	281,785
22,400	Takasago Thermal Engineering Co. Ltd.	442,279
66,900	Takeuchi Manufacturing Co. Ltd.	1,908,731
27,500	Takuma Co. Ltd.	266,796
124,400	Tamron Co. Ltd.	3,386,554
68,700	Tanseisha Co. Ltd.	386,023
102,600	TBS Holdings, Inc.	1,672,603
153,300	TechMatrix Corp.	1,515,008
1,100	Techno Medica Co. Ltd.	16,624
36,800	TechnoPro Holdings, Inc.	729,039
15,200	Teikoku Electric Manufacturing Co. Ltd.	243,024
13,200	Temairazu, Inc.	180,521
2,600	Tera Probe, Inc.	77,062
19,187	T-Gaia Corp.	228,526
85,580	TIS, Inc.	1,832,683
11,600	TKC Corp.	270,593
11,500	Toa Corp.	78,935
1,100	Toa Corp.	27,356
12,500	Tobishima Corp.	114,701
88,700	TOC Co. Ltd.	374,107
20,900	Tocalo Co. Ltd.	188,910
133,365	Tochigi Bank Ltd. (The)	312,881
2,300	Toei Co. Ltd.	270,025
6,100	Toho Co. Ltd.	123,603
15,500	Toho Gas Co. Ltd.	266,930
144,200	Toho Holdings Co. Ltd.	3,250,717
79,200	Tokai Carbon Co. Ltd.	607,772
24,000	Tokai Corp.	303,348
7,800	Tokyo Keiki, Inc.	76,462
4,200	Tokyo Kiraboshi Financial Group, Inc.	123,966
12,600	Tokyo Ohka Kogyo Co. Ltd.	728,038
3,500	Tokyo Rakutenchi Co. Ltd.	95,351
62,800	Tokyo Seimitsu Co. Ltd.	2,935,612
42,410	Tokyo Tatemono Co. Ltd.	563,134
19,600	Tokyotokeiba Co. Ltd.	507,560
Shares		Value
JAPAN (continued)
16,700	Tokyu Construction Co. Ltd.	$85,929
326,645	Tokyu Fudosan Holdings Corp.	1,903,140
1,035	Tokyu REIT, Inc.	1,235,056
47,100	Toli Corp.	105,120
5,800	Tomoku Co. Ltd.	90,150
119,885	TOMONY Holdings, Inc.	403,992
291,890	Tomy Co. Ltd.	4,025,920
800	Tonami Holdings Co. Ltd.	23,024
31,400	Topre Corp.	338,348
20,100	Topy Industries Ltd.	323,813
5,700	Torishima Pump Manufacturing Co. Ltd.	72,123
193,800	Tosei Corp.	2,290,073
65,655	Toshiba TEC Corp.	1,427,183
91,300	TOTO Ltd.	2,201,390
36,400	Towa Bank Ltd. (The)	163,348
142,500	Towa Pharmaceutical Co. Ltd.	2,619,486
6,600	Toyo Denki Seizo KK	40,682
109,500	Toyo Engineering Corp.(a)	436,260
18,700	Toyo Machinery & Metal Co. Ltd.	76,961
44,700	Toyo Seikan Group Holdings Ltd.	751,518
14,800	Toyo Suisan Kaisha Ltd.	682,738
48,900	Toyo Tire Corp.	726,319
7,200	Toyoda Gosei Co. Ltd.	143,047
2,200	Toyokumo, Inc.	20,467
61,200	Toyota Boshoku Corp.	1,064,324
5,700	TPR Co. Ltd.	66,815
56,200	Traders Holdings Co. Ltd.	234,103
6,500	Trancom Co. Ltd.	298,623
137,600	Transcosmos, Inc.	2,802,083
54,305	Trend Micro, Inc.	2,046,463
2,900	Trinity Industrial Corp.	18,826
93,200	Trusco Nakayama Corp.	1,406,620
96,800	Tsubakimoto Chain Co.	2,446,936
4,300	Tsubakimoto Kogyo Co. Ltd.	143,058
68,700	Tsugami Corp.	492,230
27,300	Tsukada Global Holdings, Inc.	71,446
14,900	Tsukuba Bank Ltd.	29,615
15,700	TV Asahi Holdings Corp.	169,246
3,700	TYK Corp.	7,982
35,000	UACJ Corp.	712,433
31,600	Ubicom Holdings, Inc.	242,491
9,800	Uchida Yoko Co. Ltd.	451,025
900	ULS Group, Inc.	27,660
41,200	Unipres Corp.	290,394
86,200	United Arrows Ltd.	1,100,252
96,800	UNITED, Inc.	584,816
147,200	Ushio, Inc.	1,795,167
147,040	USS Co. Ltd.	2,570,097
32,600	UT Group Co. Ltd.(a)	402,669
7,500	V Technology Co. Ltd.	92,714
14,000	Valor Holdings Co. Ltd.	219,162
70,400	ValueCommerce Co. Ltd.	585,223

54

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
JAPAN (continued)
32,700	Vector, Inc.	$231,488
15,200	VINX Corp.	118,649
27,800	Vision, Inc.(a)	247,293
56,200	Vital KSK Holdings, Inc.	379,420
179,800	Wacom Co. Ltd.	619,877
19,600	Warabeya Nichiyo Holdings Co. Ltd.	450,270
7,000	WATAMI Co. Ltd.	52,531
700	WDB coco Co. Ltd.	23,919
23,300	WDB Holdings Co. Ltd.	330,757
24,800	Will Group, Inc.	178,672
9,400	WingArc1st, Inc.	168,160
37,200	Workman Co. Ltd.	958,396
30,300	Wowow, Inc.	218,088
103,400	Xebio Holdings Co. Ltd.	665,480
135,700	YAMABIKO Corp.	1,289,124
1,500	YAMADA Consulting Group Co. Ltd.	15,606
30,400	Yamae Group Holdings Co. Ltd.	725,815
4,500	Yamagata Bank Ltd. (The)	34,770
66,800	Yamaguchi Financial Group, Inc.	613,054
80,000	Yamaichi Electronics Co. Ltd.	925,316
33,400	Yamanashi Chuo Bank Ltd. (The)	416,919
65,400	Yamazen Corp.	529,837
18,400	Yellow Hat Ltd.	222,621
9,900	Yokogawa Bridge Holdings Corp.	163,642
147,410	Yokohama Rubber Co. Ltd. (The)	2,724,077
8,200	Yokowo Co. Ltd.	67,853
4,300	Yorozu Corp.	25,578
36,900	Yoshinoya Holdings Co. Ltd.	862,371
10,900	Yossix Holdings Co. Ltd.	203,653
1,900	Yuasa Trading Co. Ltd.	51,968
4,600	Yurtec Corp.	29,962
20,100	Yushin Precision Equipment Co. Ltd.	88,598
150,700	Zenkoku Hosho Co. Ltd.	4,819,127
110,300	Zenrin Co. Ltd.	648,911
60,600	Zeon Corp.	500,887
50,800	ZERIA Pharmaceutical Co. Ltd.	674,890
201,500	ZIGExN Co. Ltd.	643,314
60,600	ZOZO, Inc.	1,152,294
13,100	Zuken, Inc.	327,344
		634,623,716
JERSEY CHANNEL ISLANDS — 0.1%
492,802	Novocure Ltd.(a)	6,554,267
LUXEMBOURG — 0.0%
36,390	APERAM SA	1,008,375
326,057	Perimeter Solutions SA(a)	1,043,383
		2,051,758
MALAYSIA — 0.0%
21,463,000	Top Glove Corp. Behrad(a)	3,267,083
MEXICO — 0.1%
714,065	Qualitas Controladora SAB de CV	5,902,552
Shares		Value
NETHERLANDS — 0.8%
50,914	ASM International NV	$21,011,188
54,715	ASR Nederland NV	2,041,880
17,580	BE Semiconductor Industries NV	1,816,008
48,443	Brunel International NV	675,392
200,130	Eurocommercial Properties NV REIT	4,296,462
14,144	ForFarmers NV	34,722
90,824	IMCD NV	10,934,806
42,190	JDE Peet’s NV	1,171,701
187,057	Koninklijke Heijmans NV	2,148,700
33,200	Koninklijke Vopak NV	1,119,409
266	Nedap NV	16,049
26,710	OCI NV	622,364
81,830	Randstad NV	4,237,548
2,310	Sligro Food Group NV	39,409
94,065	TKH Group NV	3,440,801
548,334	TomTom NV(a)	3,285,134
56,013	Van Lanschot Kempen NV	1,505,298
30,547	Vastned Retail NV REIT	612,056
136,783	Wereldhave NV REIT	2,062,613
		61,071,540
NEW ZEALAND — 0.2%
445,293	a2 Milk Co. Ltd. (The)(a)	1,087,398
2,341,157	Air New Zealand Ltd.	913,710
32,809	Bathurst Resources Ltd.(a)	20,208
33,913	Channel Infrastructure NZ Ltd.	28,274
379,630	Goodman Property Trust REIT	444,637
113,794	SKY Network Television Ltd.	191,026
1,336,155	Spark New Zealand Ltd.	3,879,021
40,274	Vital Healthcare Property Trust REIT	46,927
124,701	Xero Ltd.(a)	8,525,467
		15,136,668
NORWAY — 0.6%
254,929	ABG Sundal Collier Holding ASA	115,558
153,655	Aker BP ASA	4,428,584
56,987	Atea ASA	592,951
51,474	Awilco LNG AS	38,869
572,148	Belships ASA	897,420
1,271	BLUENORD ASA(a)	67,539
30,307	Bouvet ASA	146,187
5,913,844	DNO ASA	6,028,992
183,748	DOF Group ASA(a)	869,478
156,880	Elkem ASA(c)(d)	242,834
36,575	FLEX LNG Ltd.	1,121,186
197,710	Gjensidige Forsikring ASA	2,965,009
2,763	Gram Car Carriers ASA	50,742
56,905	Grieg Seafood ASA	377,953
623,950	Hoegh Autoliners ASA	5,045,021
45,562	Kitron ASA	120,342
73,900	Kongsberg Gruppen ASA	3,018,794
1,727	Medistim ASA	29,844
1,361,256	MPC Container Ships ASA	1,924,248
5,111	NORBIT ASA	26,145

55

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
NORWAY (continued)
29,632	Odfjell Drilling Ltd.	$103,722
1,194	Odfjell SE - Class A	12,676
165,813	OKEA ASA	573,979
214,555	Orkla ASA	1,478,819
48,216	Protector Forsikring ASA	755,201
54,728	Rana Gruber ASA	304,048
37,495	Salmar ASA	1,777,821
35,578	SATS ASA(a)	38,021
22,598	Schibsted ASA - Class A	452,731
23,796	Siem Offshore, Inc.(a)	54,458
2,897	SpareBank 1 Nord Norge	24,499
91	Sparebank 1 Oestlandet	1,011
4,705	Sparebanken More	32,345
43,200	TGS ASA	590,795
67,324	Veidekke ASA	580,886
746,443	Wallenius Wilhelmsen ASA	6,273,354
8,665	Western Bulk Chartering AS	18,534
2,055	Wilh Wilhelmsen Holding ASA - Class A	57,782
		41,238,378
PERU — 0.1%
831,900	Cia de Minas Buenaventura SAA - ADR	6,738,390
POLAND — 0.4%
1,057,341	Allegro.eu SA(a)(c)(d)	7,584,605
167,054	KGHM Polska Miedz SA	4,457,884
3,245,409	Orange Polska SA	6,019,888
2,776,297	PGE Polska Grupa Energetyczna SA(a)	4,821,641
3,514,671	Tauron Polska Energia SA(a)	3,091,040
		25,975,058
PORTUGAL — 0.1%
3,582,149	Banco Comercial Portugues SA - Class R(a)	1,099,422
3,621	Ibersol SGPS SA	25,677
212,280	Jeronimo Martins SGPS SA	4,894,089
156,560	Mota-Engil SGPS SA	508,036
225,122	Navigator Co. SA (The)	896,176
258,125	NOS SGPS SA	943,603
1,578,089	Sonae SGPS SA	1,552,494
		9,919,497
RUSSIA — 0.0%
3,531,360	Alrosa PJSC(b)(e)	0
1,189,126,065	Federal Grid Co. - Rosseti PJSC(a)(b) (e)	0
4,480,742	Gazprom PJSC(a)(b)(e)	0
1,073,095	Gazprom PJSC - ADR(a)(b)(e)	0
112,793	Magnit PJSC(b)(e)	0
532,967	Mobile TeleSystems PJSC(b)(e)	0
217,810,135	ROSSETI PJSC(a)(b)(e)	0
1,641,600	Rostelecom PJSC(a)(b)(e)	0
461,432,194	RusHydro PJSC(b)(e)	0
Shares		Value
RUSSIA (continued)
13,369,855	Surgutneftegas PJSC(b)(e)	$0
243,969	VK Co. Ltd. - GDR(a)(b)(d)(e)	0
		0
SINGAPORE — 0.4%
1,164,100	AIMS APAC REIT	1,020,159
62,500	APAC Realty Ltd.	22,393
1,038,000	CapitaLand Integrated Commercial Trust REIT	1,334,059
2,303,040	ComfortDelGro Corp. Ltd.	2,224,426
68,400	Cromwell European Real Estate Investment Trust REIT(d)	83,206
379,800	CSE Global Ltd.	113,859
72,100	Delfi Ltd.	64,869
863,100	Dyna-Mac Holdings Ltd.	195,942
675,800	Frasers Hospitality Trust REIT	251,347
2,118,500	Frasers Logistics & Commercial Trust REIT(d)	1,609,229
4,190,400	Genting Singapore Ltd.	2,632,642
9,772,300	Golden Agri-Resources Ltd.	1,928,108
752,084	Hafnia Ltd.	4,942,321
215,800	Hour Glass Ltd. (The)	259,943
793,729	IGG, Inc.(a)	279,214
244,000	InnoTek Ltd.	67,852
94,300	ISDN Holdings Ltd.	22,391
658,600	Keppel Pacific Oak US REIT(d)	121,118
123,000	Kimly Ltd.	27,385
988,600	Lendlease Global Commercial REIT.	368,211
194,900	LHN Ltd.	44,170
1,887,000	Manulife US Real Estate Investment Trust REIT(d)	94,401
993,800	Mapletree Pan Asia Commercial Trust REIT	965,880
2,500,700	Marco Polo Marine Ltd.(a)	93,212
327,800	Prime US REIT(d)	30,522
109,200	Propnex Ltd.(d)	64,250
81,500	PSC Corp. Ltd.	19,005
4,636,995	Raffles Medical Group Ltd.	4,034,743
304,400	RHT Health Trust REIT(a)(b)(e)	4,224
4,526,600	Riverstone Holdings Ltd.	1,952,454
973,076	Samudera Shipping Line Ltd.	437,501
2,156,910	Sheng Siong Group Ltd.	2,442,013
120,000	Silverlake Axis Ltd.	23,673
243,500	Singapore Exchange Ltd.	1,685,912
3,494,100	Starhill Global REIT	1,136,726
4,589,400	Yangzijiang Financial Holding Ltd.	1,074,503
368,800	Yanlord Land Group Ltd.(a)	152,386
		31,824,249
SOUTH AFRICA — 0.3%
492,892	Aspen Pharmacare Holdings Ltd.	4,483,076
1,695,683	Harmony Gold Mining Co. Ltd. - ADR	7,613,617
102,070	Investec Plc	568,319

56

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
SOUTH AFRICA (continued)
659,786	Remgro Ltd.	$5,102,291
2,317,633	Sappi Ltd.	4,878,092
420,358	SPAR Group Ltd. (The)	2,538,225
		25,183,620
SOUTH KOREA — 1.1%
41,853	Green Cross Corp.	2,983,195
231,729	GS Engineering & Construction Corp.	2,268,142
142,169	Hankook Tire & Technology Co. Ltd.	4,033,552
96,465	HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	6,471,170
102,595	Hyundai Department Store Co. Ltd.	4,063,228
157,352	Hyundai Engineering & Construction Co. Ltd.	3,902,453
113,903	KB Financial Group, Inc.	4,341,785
107,178	Kia Corp.	6,123,234
59,776	LG Electronics, Inc.	4,434,363
39,897	Lotte Chemical Corp.	4,332,694
20,191	OCI Co. Ltd.(a)	1,562,434
44,560	OCI Holdings Co. Ltd.(b)	3,219,556
453,924	Samsung Engineering Co. Ltd.(a)	8,000,248
1,526,253	Samsung Heavy Industries Co. Ltd.(a)	7,737,312
93,185	Samsung Life Insurance Co. Ltd.	4,989,062
49,833	Samsung SDS Co. Ltd.	5,108,127
179,610	Shinhan Financial Group Co. Ltd.	4,616,735
826,907	SK Networks Co. Ltd.	3,414,726
		81,602,016
SPAIN — 0.5%
98,065	ACS Actividades de Construccion y Servicios SA	3,546,419
425,242	Almirall SA	3,871,592
206,525	Atresmedia Corp. de Medios de Comunicacion SA	773,865
2,251,196	Banco de Sabadell SA	2,799,125
413,905	Bankinter SA	2,617,312
188,891	Cia de Distribucion Integral Logista Holdings SA	4,638,257
79,480	CIE Automotive SA	2,026,493
4,339	Construcciones y Auxiliar de Ferrocarriles SA	129,612
8,572	Elecnor SA	144,043
184,825	Ence Energia y Celulosa SA	552,892
23,652	Ercros SA	72,967
457,390	Faes Farma SA	1,436,712
241,525	Fluidra SA	4,258,256
8,183	Grupo Catalana Occidente SA	262,131
204,717	Indra Sistemas SA	2,874,468
9,847	Laboratorios Farmaceuticos Rovi SA	526,610
36,162	Lar Espana Real Estate Socimi SA REIT	209,940
1,366,694	Mapfre SA	2,840,976
386,850	Merlin Properties Socimi SA REIT	3,225,472
571,416	Obrascon Huarte Lain SA(a)	235,346
Shares		Value
SPAIN (continued)
3,817	Pharma Mar SA	$130,160
61,428	Prosegur Cia de Seguridad SA	91,851
8,416	Realia Business SA	9,393
		37,273,892
SWEDEN — 1.2%
420,977	AAK AB	8,005,909
16,940	Alfa Laval AB	548,971
705,478	Alleima AB	4,294,393
51	Alligo AB - Class B	401
31,020	Arise AB	86,658
113,650	Axfood AB	2,512,861
7,329	B3 Consulting Group AB	51,683
332,002	Beijer Ref AB	3,156,126
463,923	Betsson AB - Class B	4,669,080
94,258	BioGaia AB - Class B	841,481
1,562	Bjorn Borg AB	5,520
10,692	Bufab AB	254,187
8,035	Bulten AB	44,909
87,066	Camurus AB(a)	2,609,483
97,174	Clas Ohlson AB - Class B	1,020,699
7,290	Doro AB(a)	11,958
180	Elanders AB - Class B	1,347
15,525	Electrolux Professional AB - Class B	62,808
198,201	Elekta AB - Class B	1,350,104
15,527	Eolus Vind AB - Class B	120,007
8,104	Ependion AB	75,288
33,562	Fagerhult Group AB	169,789
135,700	Fastighets AB Balder - Class B(a)	576,563
1,276,693	Fortnox AB	5,060,718
39,006	Granges AB	375,540
15,914	Hanza AB	100,000
367,140	Hexpol AB	3,258,381
9,200	HMS Networks AB	305,154
12,658	Humana AB(a)	32,134
147,370	Inwido AB	1,505,965
73,581	Lindab International AB	1,133,839
222,321	Loomis AB	5,775,288
25,416	MEKO AB	204,637
51	Momentum Group AB	442
96,420	Mycronic AB	2,112,258
76,418	NCC AB - Class B	782,847
79	Nederman Holding AB	1,111
807,521	Net Insight AB - Class B(a)	281,411
70,966	Paradox Interactive AB	1,349,833
6,843	Prevas AB - Class B	57,079
19,329	Proact IT Group AB	134,258
254	QleanAir AB(a)	770
52,543	Rvrc Holding AB	181,728
162,217	Sectra AB - Class B	1,754,465
1,700	Softronic AB - Class B	2,514
10,855	Solid Forsakring AB	56,656
280,375	SSAB AB - Class A	1,679,591

57

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
SWEDEN (continued)
363,810	SSAB AB - Class B	$2,110,661
574,050	Stillfront Group AB(a)	594,243
872,165	Swedish Orphan Biovitrum AB(a)	17,942,365
44,518	Systemair AB	244,508
14,006	Tethys Oil AB	71,639
21,230	Thule Group AB(c)(d)	483,228
80,550	Tobii AB(a)	74,362
11,916	Tobii Dynavox AB(a)	35,754
230,244	Trelleborg AB - Class B	5,822,661
16,529	Troax Group AB	264,942
4,237	VBG Group AB - Class B	88,144
2,501	W5 Solutions AB(a)	17,754
87,535	Wihlborgs Fastigheter AB	567,406
7,250	Xvivo Perfusion AB(a)	151,027
		85,085,538
SWITZERLAND — 1.9%
83,304	Accelleron Industries AG	2,057,537
296,494	Alcon, Inc.	21,221,906
2,036	ALSO Holding AG	519,366
928	APG SGA SA	172,640
969,123	Aryzta AG(a)	1,776,217
95,888	Ascom Holding AG	992,696
61,952	Baloise Holding AG	8,895,432
20,270	Banque Cantonale Vaudoise	2,291,206
6,106	Barry Callebaut AG	9,257,908
34,404	Basilea Pharmaceutica AG(a)	1,339,087
18,905	Belimo Holding AG	7,959,331
14,325	BKW AG	2,408,148
15,749	Bucher Industries AG	5,621,864
19,641	Burckhardt Compression Holding AG	9,956,438
606	Burkhalter Holding AG	56,684
8,830	Cembra Money Bank AG	608,832
1,562	Coltene Holding AG	109,543
14,452	Comet Holding AG	2,842,495
11,280	DKSH Holding AG	690,740
12,045	dormakaba Holding AG	5,505,679
61,004	DSM-Firmenich AG	5,530,366
5,105	EMS-Chemie Holding AG	3,492,128
1,123,224	Ferrexpo Plc(a)	1,032,355
81	Forbo Holding AG	89,330
47,465	Galenica AG(c)(d)	3,585,929
140,797	Georg Fischer AG	7,306,153
73,251	Huber + Suhner AG	5,016,267
14,185	Implenia AG	441,227
52	Ina Invest Holding AG(a)	1,011
4,171	Inficon Holding AG	4,514,626
1,240	Investis Holding SA(d)	128,516
17,485	Julius Baer Group Ltd.	1,036,191
870	Jungfraubahn Holding AG	147,672
228	Komax Holding AG	45,264
8,388	Kudelski SA(a)	12,264
2,174	Landis+Gyr Group AG	161,293
Shares		Value
SWITZERLAND (continued)
45	LEM Holding SA	$91,114
8,250	Logitech International SA	649,369
3,415	Meier Tobler Group AG	117,541
54	Metall Zug AG - Class B	77,392
99,797	Mobilezone Holding AG	1,516,962
19	Orell Fuessli AG	1,463
99	Phoenix Mecano AG(a)	40,090
17,810	PSP Swiss Property AG	2,191,329
38,604	SFS Group AG	3,862,058
2,602	Siegfried Holding AG	2,063,436
28,785	Stadler Rail AG	973,918
23,980	Swiss Prime Site AG	2,228,892
10,930	Tecan Group AG	3,145,658
437	TX Group AG	40,624
16,031	u-blox Holding AG	1,516,387
55	Vaudoise Assurances Holding SA	25,627
3,975	Vetropack Holding AG	155,839
6,349	VZ Holding AG	624,464
2,993	Ypsomed Holding AG	824,872
20,405	Zehnder Group AG	1,057,522
		138,028,898
TAIWAN — 0.8%
6,927,000	Acer, Inc.	7,321,047
2,076,000	ASE Technology Holding Co. Ltd.	7,268,037
3,436,018	Cheng Shin Rubber Industry Co. Ltd.	4,695,468
10,290,432	China Petrochemical Development Corp.(a)	3,226,803
2,645,000	Ennostar, Inc.(a)	3,375,433
528,000	Hiwin Technologies Corp.	3,199,755
1,857,000	Hon Hai Precision Industry Co. Ltd.	5,542,614
2,581,000	HTC Corp.(a)	3,533,573
3,024,431	International CSRC Investment Holdings Co.	1,783,327
1,972,000	Pegatron Corp.	4,601,904
421,000	Phison Electronics Corp.	6,076,381
7,586,000	Qisda Corp.	9,958,080
		60,582,422
THAILAND — 0.4%
122,439	Fabrinet(a)	18,978,045
3,799,258	PTT Global Chemical Public Co. Ltd. - FOR	3,648,904
457,032	Siam Cement Public Co. Ltd. (The) - FOR	3,661,097
		26,288,046
TURKEY — 0.2%
1,326,150	Anadolu Efes Biracilik Ve Malt Sanayii AS	4,674,331
1,841,615	Tekfen Holding AS	2,657,477
3,405,002	Turkcell Iletisim Hizmetleri AS(a)	5,774,271
		13,106,079

58

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
UNITED KINGDOM — 5.8%
111,215	3i Group Plc	$2,622,182
30,556	4imprint Group Plc	1,870,070
525,705	abrdn Plc	1,003,623
13,299	accesso Technology Group Plc(a)	89,721
2,399,018	Adaptimmune Therapeutics Plc - ADR(a)	1,297,149
80,881	AG Barr Plc	483,365
537,550	Airtel Africa Plc(c)(d)	740,497
379,385	AJ Bell Plc	1,168,329
4,464,297	Alphawave IP Group Plc(a)	5,321,188
24,442	Ashtead Technology Holdings Plc	142,871
4,480,720	Assura Plc REIT	2,231,895
82,610	B&M European Value Retail SA	531,822
3,060,558	Balfour Beatty Plc	11,534,859
90,610	Bank of Georgia Group Plc	3,668,551
103,525	Barratt Developments Plc	522,097
34,829	Bellway Plc	886,354
5,893	Big Technologies Plc(a)	12,924
62,483	Big Yellow Group Plc REIT	726,683
27,727	Bloomsbury Publishing Plc	134,280
3,989	Braemar Plc(b)(e)	11,297
1,154,293	Breedon Group Plc	4,395,943
724,051	Britvic Plc	7,385,747
2,309	Brooks Macdonald Group Plc	50,161
27,400	Burberry Group Plc	564,716
178,984	Bytes Technology Group Plc	1,071,350
197,250	Card Factory Plc(a)	232,818
403,015	Centrica Plc	771,491
828,602	Ceres Power Holdings Plc(a)	1,995,771
10,247	Cerillion Plc	158,093
503,660	Chemring Group Plc	1,715,139
28,390	Chesnara Plc	87,303
45,203	Clarkson Plc	1,454,468
251,030	Close Brothers Group Plc	2,437,008
149,812	CLS Holdings Plc REIT	158,257
54,027	Computacenter Plc	1,689,835
32,918	Concentric AB	462,504
11,192,560	ConvaTec Group Plc(c)(d)	27,813,345
1,629	Costain Group Plc	1,006
94,149	Cranswick Plc	4,003,015
14,534	Crest Nicholson Holdings Plc	28,289
479,544	Darktrace Plc(a)	2,046,333
7,608	DiscoverIE Group Plc	57,176
393,797	Domino’s Pizza Group Plc	1,643,160
213,961	dotdigital group Plc	187,540
2,239,803	Dowlais Group Plc	2,726,929
195,950	Drax Group Plc	1,006,747
744,768	DS Smith Plc	2,583,206
278,985	Dunelm Group Plc	3,308,746
100,315	easyJet Plc(a)	447,503
1,978	Eco Animal Health Group Plc(a)	2,547
84,100	Ecora Resources Plc	87,825
561,811	EnQuest Plc(a)	110,458
Shares		Value
UNITED KINGDOM (continued)
1,306	Epwin Group Plc	$1,001
230,094	FDM Group Holdings Plc	1,220,720
2,456,218	Firstgroup Plc	4,726,755
49,135	Foresight Group Holdings Ltd.	219,885
23,420	Frasers Group Plc(a)	228,884
17,922	Frontier Developments Plc(a)	52,542
308	Fuller Smith & Turner Plc - Class A	2,111
21,075	Galliford Try Holdings Plc	55,464
91,400	Games Workshop Group Plc	10,989,250
289,198	Gamma Communications Plc	3,684,766
55,656	Genel Energy Plc	55,354
228,197	Genus Plc	5,936,048
172,378	Greggs Plc	4,972,013
991,418	Gulf Keystone Petroleum Ltd.	1,460,767
534,610	Hammerson Plc REIT	143,449
64,200	Hargreaves Lansdown Plc	552,919
22,413	Hargreaves Services Plc	116,379
27,215	Helical Plc REIT	63,568
90,739	Hill & Smith Plc	1,818,962
96,884	Hollywood Bowl Group Plc	294,408
1,829,803	Howden Joinery Group Plc	14,210,448
201,832	Hunting Plc	710,568
260,855	IG Group Holdings Plc	2,026,478
353,352	IMI Plc	6,310,532
19,656	Immunocore Holdings Plc - ADR(a)	872,726
48,384	Impax Asset Management Group Plc	227,034
69,391	Indivior Plc(a)	1,330,416
2,907,331	ITM Power Plc(a)	2,288,890
100,889	J D Wetherspoon Plc(a)	775,448
5,524,018	JD Sports Fashion Plc	8,588,945
1,759,999	JET2 Plc	21,508,575
873,936	Johnson Service Group Plc	1,361,262
1,098,866	Just Group Plc	1,010,872
594,648	Kainos Group Plc	8,120,484
121,010	Keller Group Plc	1,143,456
396,992	Kier Group Plc(a)	486,691
83,863	Lancashire Holdings Ltd.	579,065
75,358	Liontrust Asset Management Plc	513,986
28,648	Macfarlane Group Plc	35,075
2,636,263	Man Group Plc	7,048,418
4,348,011	Marks & Spencer Group Plc(a)	11,481,296
23,292	Marshalls Plc	58,587
110,944	Marston’s Plc(a)	39,218
35,574	ME Group International Plc	60,701
50,365	Mears Group Plc	157,642
2,574,529	Mitie Group Plc	3,090,084
1,344,750	Moneysupermarket.com Group Plc	4,243,612
24,400	Morgan Sindall Group Plc	558,806
56,895	Next Plc	4,770,217
307,405	Ninety One Plc	591,386
306	Norcros Plc	530
3,416,949	Ocado Group Plc(a)	19,391,594
827	Odfjell Technology Ltd.	4,110
59

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
UNITED KINGDOM (continued)
160,017	OSB Group Plc	$584,229
40,534	Oxford Instruments Plc	889,261
96,831	Oxford Metrics Plc	101,836
8,242,362	Oxford Nanopore Technologies Plc - Class A(a)	20,401,460
234,341	Pagegroup Plc	1,073,912
585,367	Pan African Resources Plc	115,213
360,353	Paragon Banking Group Plc	1,943,757
5,827	Patisserie Holdings Plc(a)(b)	0
24,051	PayPoint Plc	156,002
120,160	Pearson Plc	1,390,941
7,657	Pentair Plc	445,025
276,475	Pets at Home Group Plc	945,261
138,251	Pharos Energy Plc	37,878
172,406	Polar Capital Holdings Plc	875,061
2,125,800	Primary Health Properties Plc REIT	2,322,690
55,288	PRS REIT Plc (The)	48,528
911,728	QinetiQ Group Plc	3,675,496
81,305	Redrow Plc	481,814
184,153	Renishaw Plc	6,918,980
1,463,164	Rightmove Plc	8,437,530
805	Robert Walters Plc	3,697
440,215	Rolls-Royce Holdings Plc(a)	1,158,746
4,455,024	Rotork Plc	15,930,840
291,095	RS GROUP Plc	2,402,241
509,998	RWS Holdings Plc	1,289,961
324,513	Safestore Holdings Plc REIT	2,700,437
35,836	Sanderson Design Group Plc	46,618
229	Secure Trust Bank Plc	1,701
703,004	Serco Group Plc	1,221,417
867,874	Serica Energy Plc	2,458,264
130,078	SigmaRoc Plc(a)	76,912
678,174	Smiths Group Plc	13,302,818
36,944	Smiths News Plc	21,372
304,552	Softcat Plc	4,691,650
121,923	Spectris Plc	4,607,099
364,112	Speedy Hire Plc	133,778
67,921	Spirax-Sarco Engineering Plc	6,779,442
1,722,995	Spirent Communications Plc	2,041,409
743,605	St. James’s Place Plc	5,796,987
835,005	Standard Chartered Plc	6,402,266
131,893	SThree Plc	563,066
74,487	Stolt-Nielsen Ltd.	2,453,181
558,108	Subsea 7 SA	7,331,210
828,795	Taylor Wimpey Plc	1,119,407
105,683	Telecom Plus Plc	1,981,158
38,831	TORM Plc - Class A	1,185,051
2,560,371	Trainline Plc(a)(c)(d)	8,093,184
830	TT Electronics plc	1,594
3,009,758	UK Commercial Property REIT Ltd.	1,930,653
8,223	UNITE Group Plc (The) REIT	87,020
2,730	Verici Dx Plc(a)	224
60,862	Vertu Motors Plc	56,303
Shares		Value
UNITED KINGDOM (continued)
137,553	Vesuvius Plc	$674,959
184,651	Victrex Plc	3,093,608
34,380	Virgin Money UK Plc	62,461
1,167,474	Virgin Money UK Plc - CDI	2,088,399
378,420	Vistry Group Plc	3,261,724
18,366	Weir Group Plc (The)	381,472
264,188	WH Smith Plc	3,731,473
36,427	XPS Pensions Group Plc(d)	94,380
19,825	YouGov Plc	204,927
1,017	Young & Co’s Brewery Plc - Class A	12,828
		426,197,394
UNITED STATES — 39.1%
246,367	A.O. Smith Corp.	17,186,562
133,125	Academy Sports & Outdoors, Inc.	5,969,325
178,535	AeroVironment, Inc.(a)	20,470,823
187,297	Agilysys, Inc.(a)	16,068,210
47,348	Akero Therapeutics, Inc.(a)	564,388
225,000	Albany International Corp. - Class A	18,362,250
316,612	Alnylam Pharmaceuticals, Inc.(a)	48,061,702
197,190	Alphatec Holdings, Inc.(a)	1,810,204
132,077	Ambarella, Inc.(a)	5,942,144
77,615	American States Water Co.	6,057,851
178,000	AMERISAFE, Inc.	9,072,660
65,325	AMN Healthcare Services, Inc.(a)	4,955,555
171,550	Amphastar Pharmaceuticals, Inc.(a)	7,766,069
421,315	Appian Corp. - Class A(a)	16,625,090
102,205	Applied Industrial Technologies, Inc.	15,689,490
745,000	Asana, Inc. - Class A(a)	13,760,150
52,550	Atkore, Inc.(a)	6,530,914
415,000	AtriCure, Inc.(a)	14,375,600
293,000	Avantor, Inc.(a)	5,106,990
324,952	Avidity Biosciences, Inc.(a)	1,673,503
157,447	Axon Enterprise, Inc.(a)	32,196,337
555,894	Axonics, Inc.(a)	28,467,332
183,505	AZEK Co., Inc. (The)(a)	4,807,831
130,000	BancFirst Corp.	10,544,300
280,000	Barnes Group, Inc.	5,821,200
212,067	Beam Therapeutics, Inc.(a)	4,483,096
148,670	Berry Global Group, Inc.	8,176,850
690,502	BJ’s Wholesale Club Holdings, Inc.(a)	47,036,996
224,662	BlackLine, Inc.(a)	11,030,904
4,314	Booking Holdings, Inc.(a)	12,034,162
227,107	Booz Allen Hamilton Holding Corp.	27,236,943
465,000	Bowlero Corp. - Class A(a)	4,691,850
800,000	Box, Inc. - Class A(a)	19,888,000
330,000	Braze, Inc. - Class A(a)	14,051,400
116,775	Bright Horizons Family Solutions, Inc.(a)	8,648,356
21,405	Brookfield Renewable Corp. - Class A	486,986
835,000	BRP Group, Inc. - Class A(a)	17,476,550
58,700	Burlington Stores, Inc.(a)	7,104,461
147,640	Cactus, Inc. - Class A	6,930,222

60

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
UNITED STATES (continued)
193,521	Calix, Inc.(a)	$6,409,416
187,997	Cardlytics, Inc.(a)	2,329,283
135,348	Carlisle Cos., Inc.	34,390,573
10,491	Casella Waste Systems, Inc. - Class A(a)	791,546
259,670	CBIZ, Inc.(a)	13,492,453
156,144	CDW Corp.	31,291,258
399,050	Central Garden & Pet Co. - Class A(a)	15,838,295
872,669	ChampionX Corp.	26,878,205
19,548	Chart Industries, Inc.(a)	2,272,064
588,435	Chegg, Inc.(a)	4,430,916
146,100	Civitas Resources, Inc.	11,020,323
194,410	Clean Harbors, Inc.(a)	29,874,985
1,226,820	Codexis, Inc.(a)	2,036,521
46,225	Comfort Systems USA, Inc.	8,406,016
166,575	Commercial Metals Co.	7,044,457
225,000	Community Bank System, Inc.	8,988,750
210,000	CONMED Corp.	20,466,600
96,783	Cooper Cos., Inc. (The)	30,172,100
121,250	Core & Main, Inc. - Class A(a)	3,647,200
125,600	Crane Co.	12,224,648
168,825	Crane NXT Co.	8,778,900
118,440	CSW Industrials, Inc.	20,994,674
160,000	Cullen/Frost Bankers, Inc.	14,558,400
43,065	Curtiss-Wright Corp.	8,561,753
79,987	Cushman & Wakefield Plc(a)	589,504
328,330	CVB Financial Corp.	5,128,515
15,247	Deckers Outdoor Corp.(a)	9,103,374
194,852	Digimarc Corp.(a)	5,054,461
88,875	Diodes, Inc.(a)	5,783,985
262,835	Doximity, Inc. - Class A(a)	5,369,719
597,510	Element Solutions, Inc.	10,892,607
100,450	elf Beauty, Inc.(a)	9,304,683
510,130	Enerpac Tool Group Corp.	14,436,679
91,100	Ensign Group, Inc. (The)	8,800,260
126,170	Envestnet, Inc.(a)	4,668,290
180,158	Envista Holdings Corp.(a)	4,192,277
173,037	Equifax, Inc.	29,341,884
265,000	ESCO Technologies, Inc.	25,763,300
228,215	Essent Group Ltd.	10,780,877
775,000	European Wax Center, Inc. - Class A(a)	11,446,750
181,319	EverQuote, Inc. - Class A(a)	1,557,530
360,434	Exact Sciences Corp.(a)	22,199,130
384,825	ExlService Holdings, Inc.(a)	10,047,781
152,239	Expedia Group, Inc.(a)	14,506,854
144,700	First Bancorp/Southern Pines NC	4,199,194
545,000	First Financial Bankshares, Inc.	13,107,250
103,175	FirstCash Holdings, Inc.	11,237,821
80,688	Five9, Inc.(a)	4,669,415
197,250	Fluor Corp.(a)	6,566,453
161,740	FormFactor, Inc.(a)	5,479,751
207,239	Fortive Corp.	13,528,562
Shares		Value
UNITED STATES (continued)
48,265	Fox Factory Holding Corp.(a)	$3,932,150
285,000	Freshpet, Inc.(a)	16,359,000
1,320,000	Freshworks, Inc. - Class A(a)	23,680,800
335,000	German American Bancorp, Inc.	9,155,550
204,930	Glaukos Corp.(a)	13,976,226
430,000	Globus Medical, Inc. - Class A(a)	19,655,300
101,500	Hamilton Lane, Inc. - Class A	8,538,180
233,600	HashiCorp, Inc. - Class A(a)	4,599,584
1,170,000	Hayward Holdings, Inc.(a)	12,285,000
566,529	ImmunoGen, Inc.(a)	8,418,621
150,000	Independent Bank Corp.	7,320,000
99,010	Independent Bank Group, Inc.	3,500,004
190,853	Ingersoll Rand, Inc.	11,580,960
249,685	Innospec, Inc.	24,469,130
115,000	Inspire Medical Systems, Inc.(a)	16,923,400
28,152	Insulet Corp.(a)	3,732,111
545,000	Integra LifeSciences Holdings Corp.(a)	19,598,200
50,110	Inter Parfums, Inc.	6,369,482
77,287	IPG Photonics Corp.(a)	6,638,953
154,025	Iridium Communications, Inc.	5,706,626
122,077	iRobot Corp.(a)	4,019,996
95,000	J & J Snack Foods Corp.	14,877,950
335,000	John Bean Technologies Corp.	34,846,700
41,500	John Wiley & Sons, Inc. - Class A	1,256,205
106,345	Keysight Technologies, Inc.(a)	12,979,407
28,152	Kinsale Capital Group, Inc.	9,400,234
132,495	Kirby Corp.(a)	9,897,377
145,000	Lancaster Colony Corp.	24,529,650
35,907	Lantheus Holdings, Inc.(a)	2,319,592
77,878	Legend Biotech Corp. - ADR(a)	5,145,399
1,070,000	Leslie’s, Inc.(a)	5,285,800
201,200	Light & Wonder, Inc.(a)	14,709,732
123,807	Lincoln Electric Holdings, Inc.	21,641,464
147,000	Live Nation Entertainment, Inc.(a)	11,762,940
254,835	LivePerson, Inc.(a)	672,764
394,467	LiveRamp Holdings, Inc.(a)	10,910,957
46,553	Madrigal Pharmaceuticals, Inc.(a)	6,116,133
381,435	Magnolia Oil & Gas Corp. - Class A	8,563,216
187,925	Malibu Boats, Inc. - Class A(a)	8,197,288
87,607	Manhattan Associates, Inc.(a)	17,081,613
111,052	MarketAxess Holdings, Inc.	23,737,365
171,360	Matador Resources Co.	10,571,198
56,277	Medpace Holdings, Inc.(a)	13,656,740
220,000	MGP Ingredients, Inc.	20,825,200
44,205	MKS Instruments, Inc.	2,902,500
385,367	Model N, Inc.(a)	9,287,345
320,000	Montrose Environmental Group, Inc.(a)	7,398,400
179,580	MSA Safety, Inc.	28,352,090
188,100	Mueller Industries, Inc.	7,093,251
23,315	Murphy USA, Inc.	8,456,117
44,895	MYR Group, Inc.(a)	5,200,188
384,826	Myriad Genetics, Inc.(a)	5,995,589

61

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
UNITED STATES (continued)
437,274	Nasdaq, Inc.	$21,688,790
1,090,000	Neogen Corp.(a)	16,230,100
53,200	Nexstar Media Group, Inc.	7,452,256
171,118	Novanta, Inc.(a)	22,597,843
730,000	Nutanix, Inc. - Class A(a)	26,418,700
436,300	Old National Bancorp	5,977,310
125,000	Ollie’s Bargain Outlet Holdings, Inc.(a)	9,655,000
355,000	Omnicell, Inc.(a)	12,616,700
73,550	Onto Innovation, Inc.(a)	8,264,814
151,350	Origin Bancorp, Inc.	4,478,447
425,000	Outset Medical, Inc.(a)	1,504,500
476,365	P10, Inc. - Class A	4,487,358
286,595	Pacira BioSciences, Inc.(a)	8,099,175
250,000	Palomar Holdings, Inc.(a)	12,520,000
90,000	Penumbra, Inc.(a)	17,203,500
115,630	Performance Food Group Co.(a)	6,678,789
81,500	Pinnacle Financial Partners, Inc.	5,082,340
389,375	Planet Fitness, Inc. - Class A(a)	21,520,756
38,507	Pool Corp.	12,159,355
40,231	Primerica, Inc.	7,690,558
350,000	PROCEPT BioRobotics Corp.(a)	9,376,500
450,811	Progyny, Inc.(a)	13,912,027
1,115,000	Pure Storage, Inc. - Class A(a)	37,698,150
3,319,448	PureTech Health Plc(a)	6,149,694
390,000	Q2 Holdings, Inc.(a)	11,711,700
383,298	QuantumScape Corp.(a)	2,000,816
152,600	RadNet, Inc.(a)	4,114,096
145,000	RBC Bearings, Inc.(a)	31,876,800
29,232	Repligen Corp.(a)	3,933,458
42,540	Rhythm Pharmaceuticals, Inc.(a)	983,099
13,295	Ross Stores, Inc.	1,541,821
371,872	RxSight, Inc.(a)	8,233,246
90,330	Saia, Inc.(a)	32,382,402
925,000	Sally Beauty Holdings, Inc.(a)	7,862,500
804,819	Schrodinger, Inc.(a)	17,464,572
140,625	SeaWorld Entertainment, Inc.(a)	6,058,125
250,000	Selective Insurance Group, Inc.	26,027,500
320,000	Sensient Technologies Corp.	18,054,400
250,000	ServisFirst Bancshares, Inc.	11,790,000
245,000	Shake Shack, Inc. - Class A(a)	13,729,800
131,045	Shift4 Payments, Inc. - Class A(a)	5,834,123
43,579	Shockwave Medical, Inc.(a)	8,988,605
97,075	SI-BONE, Inc.(a)	1,651,246
726,170	Simply Good Foods Co. (The)(a)	27,078,879
67,590	Simpson Manufacturing Co., Inc.	9,001,636
280,000	Skyward Specialty Insurance Group, Inc.(a)	7,882,000
590,000	Smartsheet, Inc. - Class A(a)	23,328,600
96,700	SouthState Corp.	6,391,870
314,398	Sprout Social, Inc. - Class A(a)	13,607,145
66,030	SPS Commerce, Inc.(a)	10,587,250
506,426	STAAR Surgical Co.(a)	21,178,735
Shares		Value
UNITED STATES (continued)
297,510	STAG Industrial, Inc. REIT	$9,883,282
123,925	Standex International Corp.	17,791,912
92,600	Stericycle, Inc.(a)	3,818,824
151,839	STERIS Plc	31,883,153
190,000	Stock Yards Bancorp, Inc.	7,430,900
221,882	Stratasys Ltd.(a)	2,256,540
148,572	Summit Materials, Inc. - Class A(a)	4,888,019
53,488	Synopsys, Inc.(a)	25,109,407
150,420	Synovus Financial Corp.	3,921,449
355,000	Tandem Diabetes Care, Inc.(a)	6,141,500
60,837	Tarsus Pharmaceuticals, Inc.(a)	866,319
299,906	Teladoc Health, Inc.(a)	4,960,445
36,325	Teleflex, Inc.	6,711,044
235,000	Tenable Holdings, Inc.(a)	9,895,850
104,425	Texas Capital Bancshares, Inc.(a)	5,749,641
37,325	Texas Roadhouse, Inc.	3,789,980
45,985	Thermo Fisher Scientific, Inc.	20,452,748
367,313	Tradeweb Markets, Inc. - Class A	33,061,843
80,975	Transcat, Inc.(a)	7,289,370
56,660	TransMedics Group, Inc.(a)	2,123,617
63,960	TransUnion	2,806,565
458,935	TriMas Corp.	11,110,816
229,283	Trupanion, Inc.(a)	4,723,230
348,448	Twist Bioscience Corp.(a)	5,491,540
93,065	UFP Technologies, Inc.(a)	14,510,695
304,483	UiPath, Inc. - Class A(a)	4,728,621
55,077	Ulta Beauty, Inc.(a)	21,001,411
24,420	United Rentals, Inc.	9,921,113
1,172,445	Upwork, Inc.(a)	12,252,050
923,497	US Foods Holding Corp.(a)	35,960,973
42,531	US Physical Therapy, Inc.	3,577,282
1,315,000	Utz Brands, Inc.	16,029,850
362,883	Veeco Instruments, Inc.(a)	8,687,419
515,000	Veracyte, Inc.(a)	10,670,800
2,193,315	ViewRay, Inc.(a)	219
234,700	Vontier Corp.	6,937,732
144,318	WEX, Inc.(a)	24,026,061
523,515	WillScot Mobile Mini Holdings Corp.(a)	20,631,726
132,349	Wingstop, Inc.	24,189,427
28,964	Winmark Corp.	11,681,760
344,600	Wolfspeed, Inc.(a)	11,661,264
315,615	Workiva, Inc.(a)	27,486,910
265,000	WSFS Financial Corp.	9,381,000
119,800	Xylem, Inc.	11,206,092
108,224	Zillow Group, Inc. - Class A(a)	3,845,199
480,372	Zillow Group, Inc. - Class C(a)	17,413,485
1,160,898	Zuora, Inc. - Class A(a)	8,602,254
		2,873,267,598
URUGUAY — 0.2%
160,805	Dlocal Ltd.(a)	2,709,564

62

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2023

Shares		Value
URUGUAY (continued)
11,863	MercadoLibre, Inc.(a)	$14,718,899
		17,428,463

VIETNAM — 0.0%
563,790	Vietnam National Petroleum Group	733,532

Total Common Stocks (Cost $6,416,499,604)		6,209,121,671

RIGHTS/WARRANTS — 0.0%
FINLAND — 0.0%
513,190	Finnair Oyj,Rights,Expire 11/24/23(a)	202,324
UNITED STATES — 0.0%
146,063	Aduro Biotech CVR, Rights, Expire 12/31/49(a)(b)(e)	0

Total Rights/Warrants (Cost $0)		202,324

EXCHANGE-TRADED FUNDS — 10.3%
149,050	Energy Select Sector SPDR Fund	12,697,570
2,444,400	FlexShares Morningstar Global Upstream Natural Resources Index Fund	94,280,508
847,650	Health Care Select Sector SPDR Fund	105,566,331
518,000	iShares S&P Small-Cap 600 Value ETF	43,278,900
390,100	SPDR S&P Biotech ETF	25,836,323
1,535,025	SPDR S&P Metals & Mining ETF	75,922,336
928,400	Utilities Select Sector SPDR Fund	55,416,196
2,846,650	VanEck Junior Gold Miners ETF	94,907,311
621,350	VanEck Oil Services ETF	201,565,940
304,600	Vanguard Small-Cap Value ETF	46,229,142

Total Exchange-Traded Funds (Cost $754,781,061)		755,700,557

Principal Amount
U.S. GOVERNMENT SECURITIES — 0.8%
U.S. Treasury Bills — 0.8%
$60,000,000	5.33%, 11/14/23(f)	59,885,167

Total U.S. Government Securities (Cost $59,885,340)		59,885,167
Shares		Value
INVESTMENT COMPANY — 0.6%
43,960,935	Federated Hermes Government Obligations Fund, 5.26%(g)	$43,960,935

Total Investment Company (Cost $43,960,935)		43,960,935

Principal Amount
CASH SWEEP — 3.7%
272,688,321	Citibank - US Dollars on Deposit in Custody Account, 2.10%(g)	272,688,321

Total Cash Sweep (Cost $272,688,321)		272,688,321

TOTAL INVESTMENTS — 99.8% (Cost $7,547,815,261)		$7,341,558,975
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		11,152,597
NET ASSETS — 100.0%		$7,352,711,572

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. The aggregate value of fair valued securities is $3,237,263 which is 0.04% of net assets and the cost is $61,756,844.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors except as indicated in (e).
(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933.
(e)	These securities have been determined to be illiquid in accordance with procedures adopted by the Fund’s Board of Directors.
(f)	Zero coupon security. The rate represents the yield at time of purchase.
(g)	The rate shown represents the current yield as of October 31, 2023.

The following abbreviations are used in the report:

ADR — American Depositary Receipt

CDI — CREST Depository Interest

CVR — Contingent Value Right

ETF — Exchange-Traded Fund

FOR — Foreign Ownership Restrictions

GDR — Global Depositary Receipt

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depositary Receipt

63

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments	October 31, 2023

Shares		Value
PREFERRED STOCKS — 0.2%
UNITED STATES — 0.2%
27,600	MetLife, Inc., Series F, 4.75%	$516,948
38,900	Morgan Stanley, Series K, 5.85%	850,354
31,500	Public Storage, Series O, 3.90%	486,675
28,500	US Bancorp, Series L, 3.75%	404,415
122,100	Wells Fargo & Co., Series Z, 4.75%	2,173,380

Total Preferred Stocks (Cost $6,547,571)		4,431,772

EXCHANGE-TRADED FUNDS — 13.6%
UNITED STATES — 13.6%
5,091,215	Invesco Preferred ETF	52,337,690
1,751,797	iShares JP Morgan USD Emerging Markets Bond ETF	142,228,399
322,460	iShares MBS ETF	27,931,485
1,249,478	SPDR Bloomberg Convertible Securities ETF	80,991,164

Total Exchange-Traded Funds (Cost $368,673,057)		303,488,738

Principal Amount
BANK LOANS — 0.1%
UNITED STATES — 0.1%
$1,474,843	Caliber Home Loans, Inc., (SOFR + 3.250%), 8.67%, 07/24/25(a)(b)	1,474,843

Total Bank Loans (Cost $1,474,843)		1,474,843

CORPORATE BONDS — 7.9%
AUSTRALIA — 0.1%
500,000	FMG Resources August 2006 Pty Ltd., 4.50%, 09/15/27(c)	450,205
425,000	Mineral Resources Ltd., 9.25%, 10/01/28(c)	424,235
650,000	Mineral Resources Ltd. MTN, 8.50%, 05/01/30(c)	625,014
		1,499,454
AUSTRIA — 0.0%
625,000	Benteler International AG, 10.50%, 05/15/28(c)	629,521
BERMUDA — 0.1%
1,350,000	Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28(c)	1,438,344
Principal Amount		Value
CANADA — 0.4%
$800,000	Baytex Energy Corp., 8.50%, 04/30/30(c)	$792,153
1,250,000	Brookfield Residential Properties, Inc./Brookfield Residential US LLC, 6.25%, 09/15/27(c)	1,094,475
1,000,000	First Quantum Minerals Ltd., 6.88%, 03/01/26(c)	880,000
550,000	Garda World Security Corp., 7.75%, 02/15/28(c)	527,431
1,325,000	GFL Environmental, Inc., 3.75%, 08/01/25(c)	1,253,198
1,100,000	goeasy Ltd., 5.38%, 12/01/24(c)	1,078,207
750,000	Hudbay Minerals, Inc., 6.13%, 04/01/29(c)	671,063
475,000	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(c)	429,659
550,000	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 7.00%, 12/31/27(c)	467,227
500,000	NOVA Chemicals Corp., 4.88%, 06/01/24(c)	491,541
500,000	NOVA Chemicals Corp., 5.00%, 05/01/25(c)	472,128
600,000	Ontario Gaming GTA LP, 8.00%, 08/01/30(c)	586,519
		8,743,601
CAYMAN ISLANDS — 0.0%
631,125	Seagate HDD Cayman, 9.63%, 12/01/32(c)	672,848
FRANCE — 0.1%
1,200,000	Altice France SA, 5.50%, 01/15/28(c)	891,640
650,000	Constellium SE, 5.63%, 06/15/28(c)	594,231
		1,485,871
IRELAND — 0.2%
1,825,000	Avolon Holdings Funding Ltd., 2.53%, 11/18/27(c)	1,525,050
500,000	Castlelake Aviation Finance DAC, 5.00%, 04/15/27(c)	441,147
1,200,000	Cimpress Plc, 7.00%, 06/15/26	1,110,504
603,000	LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(c)	544,008
		3,620,709

64

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
ITALY — 0.1%
$700,000	Intesa Sanpaolo SpA MTN, 5.71%, 01/15/26(c)	$664,032
1,525,000	UniCredit SpA, (USD Swap Rate 11:00 am NY 5 + 3.703%), 5.86%, 06/19/32(b)(c)	1,372,548
		2,036,580
JAPAN — 0.0%
1,100,000	Nissan Motor Co. Ltd., 4.81%, 09/17/30(c)	936,145
LUXEMBOURG — 0.1%
1,075,000	Altice Financing SA, 5.00%, 01/15/28(c)	874,406
1,000,000	Altice France Holding SA, 6.00%, 02/15/28(c)	438,556
925,000	Connect Finco SARL/Connect US Finco LLC, 6.75%, 10/01/26(c)	861,310
1,000,000	Intelsat Jackson Holdings SA, 6.50%, 03/15/30(c)	879,526
		3,053,798
MALTA — 0.0%
475,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 9.50%, 06/01/28(c)	363,932
NETHERLANDS — 0.1%
1,075,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	946,772
675,000	Trivium Packaging Finance BV, 8.50%, 08/15/27(c)	563,147
500,000	UPC Holding BV, 5.50%, 01/15/28(c)	436,250
		1,946,169
UNITED KINGDOM — 0.1%
775,000	INEOS Quattro Finance 2 Plc, 3.38%, 01/15/26(c)	740,125
1,050,000	Jaguar Land Rover Automotive Plc, 5.50%, 07/15/29(c)	905,289
975,000	Macquarie Airfinance Holdings Ltd., 8.38%, 05/01/28(c)	971,831
		2,617,245
UNITED STATES — 6.6%
1,000,000	Abercrombie & Fitch Management Co., 8.75%, 07/15/25(c)	1,012,727
Principal Amount		Value
UNITED STATES (continued)
$650,000	AdaptHealth LLC, 6.13%, 08/01/28(c)	$533,195
1,000,000	Adient Global Holdings Ltd., 4.88%, 08/15/26(c)	931,323
650,000	Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(c)	529,750
750,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 7.50%, 03/15/26(c)	761,221
1,175,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.88%, 02/15/28(c)	1,124,582
750,000	Allison Transmission, Inc., 5.88%, 06/01/29(c)	695,259
381,965	Ambac Assurance Corp., 5.10%(c)(d)	542,390
1,025,000	American Airlines, Inc., 11.75%, 07/15/25(c)	1,086,011
770,833	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26(c)	749,675
1,025,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29(c)	924,430
1,050,000	American Axle & Manufacturing, Inc., 6.50%, 04/01/27	989,643
950,000	American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/29(c)	792,028
1,225,000	AMN Healthcare, Inc., 4.63%, 10/01/27(c)	1,091,666
520,000	Antero Resources Corp., 8.38%, 07/15/26(c)	536,048
975,000	Archrock Partners LP/Archrock Partners Finance Corp., 6.25%, 04/01/28(c)	905,531
875,000	Ascent Resources Utica Holdings LLC/ ARU Finance Corp., 8.25%, 12/31/28(c)	868,847
700,000	Ball Corp., 6.00%, 06/15/29	669,568
630,000	Bank of New York Mellon Corp. (The), Series F, (3 mo. Term SOFR + 3.393%), 4.63%(b)(d)	541,342
1,000,000	Bath & Body Works, Inc., 6.63%, 10/01/30(c)	926,112

65

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
UNITED STATES (continued)
$1,350,000	BellRing Brands, Inc., 7.00%, 03/15/30(c)	$1,304,681
1,000,000	Berry Global, Inc., 5.63%, 07/15/27(c)	949,474
1,000,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.63%, 07/15/26(c)	980,000
1,200,000	Bread Financial Holdings, Inc., 7.00%, 01/15/26(c)	1,092,267
1,000,000	Brinker International, Inc., 8.25%, 07/15/30(c)	966,930
1,050,000	Brink’s Co. (The), 5.50%, 07/15/25(c)	1,021,919
625,000	Buckeye Partners LP, 4.50%, 03/01/28(c)	543,750
1,200,000	Builders FirstSource, Inc., 4.25%, 02/01/32(c)	955,273
951,000	Caesars Entertainment, Inc., 8.13%, 07/01/27(c)	942,237
1,200,000	Caesars Entertainment, Inc., 4.63%, 10/15/29(c)	986,248
275,000	Caesars Entertainment, Inc., 7.00%, 02/15/30(c)	265,453
500,000	Calpine Corp., 5.25%, 06/01/26(c)	478,471
1,175,000	Calpine Corp., 5.00%, 02/01/31(c)	948,047
575,000	Calpine Corp., 3.75%, 03/01/31(c)	458,103
1,775,000	Carnival Corp., 5.75%, 03/01/27(c)	1,588,206
1,250,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 08/15/30(c)	1,000,308
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 02/01/31(c)	778,262
1,600,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 06/01/33(c)	1,193,632
800,000	CDI Escrow Issuer, Inc., 5.75%, 04/01/30(c)	714,933
1,670,000	Charles Schwab Corp. (The), Series H, (10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.079%), 4.00%(b)(d)	1,139,575
400,000	Chart Industries, Inc., 7.50%, 01/01/30(c)	392,766
Principal Amount		Value
UNITED STATES (continued)
$900,000	Chesapeake Energy Corp., 5.50%, 02/01/26(c)	$875,060
650,000	CHS/Community Health Systems, Inc., 8.00%, 03/15/26(c)	594,602
1,525,000	CHS/Community Health Systems, Inc., 6.00%, 01/15/29(c)	1,153,495
1,250,000	Churchill Downs, Inc., 4.75%, 01/15/28(c)	1,119,504
600,000	CITGO Petroleum Corp., 7.00%, 06/15/25(c)	589,575
875,000	Civitas Resources, Inc., 8.63%, 11/01/30(c)	891,355
1,200,000	Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/27(c)	1,066,155
1,000,000	Cleveland-Cliffs, Inc., 6.75%, 03/15/26(c)	994,311
1,325,000	Cogent Communications Group, Inc., 7.00%, 06/15/27(c)	1,252,125
750,000	Cornerstone Building Brands, Inc., 6.13%, 01/15/29(c)	548,326
425,000	Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC, 6.63%, 07/15/30(c)	406,653
1,150,000	Crescent Energy Finance LLC, 9.25%, 02/15/28(c)	1,158,217
975,000	CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)	958,490
1,325,000	CSC Holdings LLC, 6.50%, 02/01/29(c)	1,048,156
1,000,000	CSC Holdings LLC, 4.50%, 11/15/31(c)	660,522
1,025,000	Dana, Inc., 4.50%, 02/15/32	802,677
925,000	Darling Ingredients, Inc., 6.00%, 06/15/30(c)	867,835
650,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 08/15/27(c)	569,667
1,100,000	DISH DBS Corp., 5.25%, 12/01/26(c)	887,650
1,200,000	DISH Network Corp., 11.75%, 11/15/27(c)	1,188,663
1,000,000	DT Midstream, Inc., 4.13%, 06/15/29(c)	859,743

66

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
UNITED STATES (continued)
$1,532,000	Edgewell Personal Care Co., 4.13%, 04/01/29(c)	$1,284,292
1,250,000	Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 01/15/26(c)	878,125
1,050,000	EQM Midstream Partners LP, 6.50%, 07/01/27(c)	1,020,555
925,000	EQM Midstream Partners LP, 6.50%, 07/15/48	782,078
450,000	EquipmentShare.com, Inc., 9.00%, 05/15/28(c)	423,000
226,000	Evergreen Acqco 1 LP/TVI, Inc., 9.75%, 04/26/28(c)	228,068
425,000	Ford Motor Co., 6.63%, 10/01/28	419,560
850,000	Ford Motor Co., 4.75%, 01/15/43	589,766
575,000	Ford Motor Co., 5.29%, 12/08/46	417,992
800,000	Ford Motor Credit Co. LLC, 4.13%, 08/17/27	725,830
500,000	Ford Motor Credit Co. LLC, 4.00%, 11/13/30	411,602
975,000	Fortrea Holdings, Inc., 7.50%, 07/01/30(c)	940,875
1,025,000	Frontier Communications Holdings LLC, 8.63%, 03/15/31(c)	963,174
500,000	GCI LLC, 4.75%, 10/15/28(c)	429,050
900,000	Gen Digital, Inc., 5.00%, 04/15/25(c)	871,326
722,000	Global Infrastructure Solutions, Inc., 5.63%, 06/01/29(c)	577,600
600,000	GrafTech Finance, Inc., 4.63%, 12/15/28(c)	440,412
475,000	GrafTech Global Enterprises, Inc., 9.88%, 12/15/28(c)	425,357
525,000	Gray Escrow II, Inc., 5.38%, 11/15/31(c)	331,154
275,000	GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31(c)	271,521
1,000,000	Gulfport Energy Corp., 8.00%, 05/17/26(c)	998,280
1,050,000	H&E Equipment Services, Inc., 3.88%, 12/15/28(c)	889,320
1,050,000	Hanesbrands, Inc., 4.88%, 05/15/26(c)	964,705
1,625,000	Harvest Midstream I LP, 7.50%, 09/01/28(c)	1,542,805
Principal Amount		Value
UNITED STATES (continued)
$775,000	HAT Holdings I LLC/HAT Holdings II LLC REIT, 3.38%, 06/15/26(c)	$682,116
1,350,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 02/01/31(c)	1,175,236
1,125,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 4.88%, 07/01/31(c)	891,244
500,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.38%, 12/15/25	470,412
575,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.38%, 02/01/29	442,759
450,000	IRB Holding Corp., 7.00%, 06/15/25(c)	446,641
750,000	JB Poindexter & Co., Inc., 7.13%, 04/15/26(c)	715,384
450,000	JELD-WEN, Inc., 4.88%, 12/15/27(c)	384,178
4,810,000	JP Morgan Chase & Co., Series HH, (3 mo. Term SOFR + 3.125%), 4.60%(b)(d)	4,489,314
1,250,000	Kaiser Aluminum Corp., 4.50%, 06/01/31(c)	924,548
675,000	Kennedy-Wilson, Inc., 4.75%, 02/01/30	492,750
575,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. REIT, 4.25%, 02/01/27(c)	502,272
675,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. REIT, 4.75%, 06/15/29(c)	538,837
1,025,000	Las Vegas Sands Corp., 3.20%, 08/08/24	997,384
1,025,000	Las Vegas Sands Corp., 2.90%, 06/25/25	961,967
925,000	LCM Investments Holdings II LLC, 4.88%, 05/01/29(c)	775,267
300,000	LCM Investments Holdings II LLC, 8.25%, 08/01/31(c)	285,087
750,000	Level 3 Financing, Inc., 4.25%, 07/01/28(c)	424,105
975,000	Light & Wonder International, Inc., 7.00%, 05/15/28(c)	950,392

67

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
UNITED STATES (continued)
$325,000	Light & Wonder International, Inc., 7.50%, 09/01/31(c)	$317,101
550,000	Live Nation Entertainment, Inc., 4.88%, 11/01/24(c)	538,305
600,000	Live Nation Entertainment, Inc., 5.63%, 03/15/26(c)	574,729
1,050,000	Masonite International Corp., 5.38%, 02/01/28(c)	966,955
1,275,000	Match Group Holdings II LLC, 5.00%, 12/15/27(c)	1,176,317
500,000	Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26(c)	469,777
500,000	Mauser Packaging Solutions Holding Co., 9.25%, 04/15/27(c)	416,289
625,000	Maxim Crane Works Holdings Capital LLC, 11.50%, 09/01/28(c)	609,937
1,300,000	Medline Borrower LP, 3.88%, 04/01/29(c)	1,099,124
825,000	Midcap Financial Issuer Trust, 6.50%, 05/01/28(c)	699,094
750,000	Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(c)	680,625
862,500	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(c)	852,085
650,000	ModivCare, Inc., 5.88%, 11/15/25(c)	614,250
1,300,000	MPT Operating Partnership LP/MPT Finance Corp. REIT, 4.63%, 08/01/29	899,967
1,400,000	Navient Corp., 6.75%, 06/25/25	1,365,490
1,000,000	NCR Voyix Corp., 5.13%, 04/15/29(c)	860,137
650,000	Neptune Bidco US, Inc., 9.29%, 04/15/29(c)	573,684
1,425,000	New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/28(c)	1,257,550
550,000	Nexstar Media, Inc., 4.75%, 11/01/28(c)	461,967
975,000	Northern Oil and Gas, Inc., 8.13%, 03/01/28(c)	961,252
575,000	Novelis Corp., 3.25%, 11/15/26(c)	511,668
Principal Amount		Value
UNITED STATES (continued)
$1,350,000	Novelis Corp., 3.88%, 08/15/31(c)	$1,053,517
1,000,000	Occidental Petroleum Corp., 4.30%, 08/15/39	712,300
900,000	Olympus Water US Holding Corp., 9.75%, 11/15/28(c)	877,608
250,000	OneMain Finance Corp., 6.13%, 03/15/24	249,353
600,000	OneMain Finance Corp., 5.38%, 11/15/29	493,329
1,000,000	Open Text Holdings, Inc., 4.13%, 02/15/30(c)	828,313
1,325,000	Open Text Holdings, Inc., 4.13%, 12/01/31(c)	1,039,359
1,075,000	Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.13%, 04/30/31(c)	841,013
1,425,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, 10/15/28(c)	1,210,772
1,221,000	Performance Food Group, Inc., 5.50%, 10/15/27(c)	1,141,700
500,000	PetSmart, Inc./PetSmart Finance Corp., 4.75%, 02/15/28(c)	442,215
1,675,000	Prestige Brands, Inc., 3.75%, 04/01/31(c)	1,323,250
1,075,000	Prime Healthcare Services, Inc., 7.25%, 11/01/25(c)	978,251
425,000	Rain Carbon, Inc., 12.25%, 09/01/29(c)	432,432
525,000	Range Resources Corp., 8.25%, 01/15/29	536,144
800,000	RingCentral, Inc., 8.50%, 08/15/30(c)	760,000
500,000	Rockies Express Pipeline LLC, 3.60%, 05/15/25(c)	473,349
1,050,000	Royal Caribbean Cruises Ltd., 5.50%, 08/31/26(c)	990,854
875,000	Royal Caribbean Cruises Ltd., 11.63%, 08/15/27(c)	949,161
825,000	Royal Caribbean Cruises Ltd., 9.25%, 01/15/29(c)	861,126
500,000	Royal Caribbean Cruises Ltd., 8.25%, 01/15/29(c)	510,836
675,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26(c)	598,743

68

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
UNITED STATES (continued)
$1,350,000	Scotts Miracle-Gro Co. (The), 4.38%, 02/01/32	$989,415
1,050,000	Service Properties Trust REIT, 4.35%, 10/01/24	1,005,518
1,000,000	Service Properties Trust REIT, 7.50%, 09/15/25	971,565
650,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29(c)	528,062
1,025,000	Sirius XM Radio, Inc., 3.13%, 09/01/26(c)	919,189
1,155,000	Six Flags Entertainment Corp., 4.88%, 07/31/24(c)	1,118,132
650,000	Southwestern Energy Co., 4.75%, 02/01/32	559,021
500,000	Spectrum Brands, Inc., 3.88%, 03/15/31(c)	400,625
425,000	Spirit AeroSystems, Inc., 9.38%, 11/30/29(c)	434,617
925,000	Sprint Capital Corp., 6.88%, 11/15/28	946,885
400,000	Starwood Property Trust, Inc. REIT, 5.50%, 11/01/23(c)	400,000
800,000	Starwood Property Trust, Inc. REIT, 3.63%, 07/15/26(c)	702,368
1,100,000	Station Casinos LLC, 4.63%, 12/01/31(c)	869,044
650,000	Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(c)	588,555
1,850,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, 12/31/30(c)	1,556,198
1,000,000	TEGNA, Inc., 5.00%, 09/15/29	837,500
1,350,000	Tenet Healthcare Corp., 5.13%, 11/01/27	1,246,285
500,000	Tenet Healthcare Corp., 6.13%, 10/01/28	463,285
650,000	TransDigm, Inc., 6.25%, 03/15/26(c)	634,569
525,000	TriNet Group, Inc., 7.13%, 08/15/31(c)	507,581
1,650,000	Truist Financial Corp., Series N, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.003%), 4.80%(b)(d)	1,352,267
Principal Amount		Value
UNITED STATES (continued)
$500,000	United Airlines, Inc., 4.38%, 04/15/26(c)	$463,739
550,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC REIT, 10.50%, 02/15/28(c)	529,872
825,000	USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 09/01/27	788,190
950,000	Venture Global LNG, Inc., 8.13%, 06/01/28(c)	921,233
225,000	Venture Global LNG, Inc., 9.50%, 02/01/29(c)	229,021
725,000	Venture Global LNG, Inc., 8.38%, 06/01/31(c)	687,887
500,000	Viking Cruises Ltd., 5.88%, 09/15/27(c)	450,450
575,000	Vistra Operations Co. LLC, 4.38%, 05/01/29(c)	488,308
225,000	Vital Energy, Inc., 10.13%, 01/15/28	225,583
950,000	Vital Energy, Inc., 9.75%, 10/15/30	930,856
1,275,000	VOC Escrow Ltd., 5.00%, 02/15/28(c)	1,145,348
1,025,000	WASH Multifamily Acquisition, Inc., 5.75%, 04/15/26(c)	948,125
750,000	WESCO Distribution, Inc., 7.25%, 06/15/28(c)	745,262
525,000	WR Grace Holdings LLC, 5.63%, 08/15/29(c)	408,287
239,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/25(c)	234,651
1,075,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(c)	916,885
650,000	ZF North America Capital, Inc., 4.75%, 04/29/25(c)	626,780
300,000	ZF North America Capital, Inc., 7.13%, 04/14/30(c)	290,401
575,000	ZipRecruiter, Inc., 5.00%, 01/15/30(c)	449,092
		148,501,583
Total Corporate Bonds (Cost $193,690,067)		177,545,800

69

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
ASSET-BACKED SECURITIES — 18.3%
CAYMAN ISLANDS — 1.4%
Collateralized Loan Obligations — 1.4%
$1,000,000	Apidos CLO XV, Series 2013-15A, Class ERR, (3 mo. Term SOFR + 5.962%), 11.38%, 04/20/31(b)(c)	$872,342
5,000,000	Atrium VIII, Series 8A, Class SUB, 12.51%, 10/23/24(b)(c)(e)	9,000
12,131,250	Atrium XIII, Series 13A, Class SUB, 2.23%, 11/21/47(b)(c)(e)	5,208,743
17,550,000	CBAM Ltd., Series 2019-10A, Class SUB, 8.31%, 04/20/32(b)(c)(e)	7,718,195
9,915,625	Cedar Funding VII CLO Ltd., Series 2018-7A, Class SUB, 8.26%, 01/20/31(b)(c)(e)	2,704,504
4,500,000	Generate CLO 2 Ltd., Series 3A, Class ER, (3 mo. Term SOFR + 6.662%), 12.08%, 10/20/29(b)(c)	4,478,077
2,000,000	Madison Park Funding XLI Ltd., Series 12A, Class ER, (3 mo. Term SOFR + 5.512%), 10.92%, 04/22/27(b)(c)	1,987,597
5,000,000	Romark CLO II Ltd., Series 2018-2A, Class SUB, 8.59%, 07/25/31(b)(c)(e)	1,517,716
5,000,000	Romark CLO Ltd., Series 2017-1A, Class SUB, 9.67%, 10/23/30(b)(c)(e)	1,373,382
7,500,000	Romark WM-R Ltd., Series 2018-1A, Class F, (3 mo. Term SOFR + 8.362%), 13.78%, 04/20/31(b)(c)(e)	5,240,608
		31,110,164
UNITED STATES — 16.9%
Other Asset-Backed Securities — 16.9%
3,356,759	510 Loan Acquisition Trust, Series 2020-1, Class A, STEP, 8.11%, 09/25/60(c)	3,282,564
204,901	Aegis Asset-Backed Securities Corp. Mortgage Pass-Through Certificates, Series 2003-3, Class M1, (1 mo. Term SOFR + 1.164%), 6.49%, 01/25/34(b)	196,939
8,852,413	Ajax Mortgage Loan Trust, Series 2023-B, Class A, STEP, 4.25%, 10/25/62(a)(c)	8,156,309
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$873,700	Ajax Mortgage Loan Trust, Series 2023-B, Class B, STEP, 4.25%, 10/25/62(a)(c)	$757,250
2,246,800	Ajax Mortgage Loan Trust, Series 2023-B, Class C, 4.34%, 10/25/62(a)(c)(f)	783,484
639,267	Ajax Mortgage Loan Trust, Series 2023-B, Class SA, 1.44%, 10/25/62(a)(c)(f)	461,698
5,000,000	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R3, Class M7, (1 mo. Term SOFR + 2.094%), 7.42%, 05/25/35(b)	3,805,890
1,750,000	AMSR Trust, Series 2020-SFR1, Class G, 4.31%, 04/17/37(c)	1,644,707
6,000,000	AMSR Trust, Series 2020-SFR5, Class F, 2.69%, 11/17/37(c)	5,399,565
1,800,000	AMSR Trust, Series 2023-SFR2, Class F1, 3.95%, 06/17/40(a)(c)	1,338,913
2,230,000	AMSR Trust, Series 2023-SFR2, Class F2, 3.95%, 06/17/40(c)	1,576,736
7,193,439	Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. Term SOFR + 0.594%), 5.92%, 05/25/35(b)	5,939,242
4,719,171	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W5, Class M1, (1 mo. Term SOFR + 0.804%), 6.13%, 01/25/36(b)	4,071,491
6,033,933	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2006- HE1, Class M2, (1 mo. Term SOFR + 0.744%), 3.91%, 01/25/36(b)	4,912,766
5,740,000	BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(b)	1,311,661
5,000,000	BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.33%, 12/10/25(b)	868,415

70

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$13,109,648	Barclays Mortgage Trust, Series 2021-NPL1, Class A, STEP, 2.00%, 11/25/51(c)	$11,753,171
1,177,500	Barclays Mortgage Trust, Series 2021-NPL1, Class B, STEP, 4.63%, 11/25/51(c)	1,005,720
2,600,855	Barclays Mortgage Trust, Series 2021-NPL1, Class C, 0.00%, 11/25/51(c)(f)	2,795,168
5,648,638	Bayview Financial Revolving Asset Trust, Series 2004-B, Class A1, (1 mo. Term SOFR + 1.114%), 6.44%, 05/28/39(b)(c)	4,561,469
1,247,252	Bayview Financial Revolving Asset Trust, Series 2004-B, Class A2, (1 mo. Term SOFR + 1.414%), 6.74%, 05/28/39(b)(c)	617,390
764,734	Bayview Financial Revolving Asset Trust, Series 2005-E, Class A1, (1 mo. Term SOFR + 1.114%), 6.44%, 12/28/40(b)(c)	703,165
1,606,114	Bayview Financial Revolving Asset Trust, Series 2005-E, Class A2A, (1 mo. Term SOFR + 1.044%), 6.37%, 12/28/40(b)(c)	1,452,730
908,185	Bear Stearns Asset Backed Securities I Trust, Series 2005-TC1, Class M4, (1 mo. Term SOFR + 1.914%), 5.18%, 05/25/35(b)	868,274
1,811,379	Bear Stearns Asset Backed Securities I Trust, Series 2006-HE1, Class 1M4, (1 mo. Term SOFR + 1.134%), 5.24%, 12/25/35(b)	2,615,036
2,816,229	Bear Stearns Asset Backed Securities I Trust, Series 2006-HE10, Class 22A, (1 mo. Term SOFR + 0.254%), 5.20%, 12/25/36(b)	3,818,336
4,650,000	Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class M3, (1 mo. Term SOFR + 2.364%), 7.69%, 04/25/36(b)	4,521,936
4,884,740	Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A4, (1 mo. Term SOFR + 0.534%), 5.86%, 12/26/36(b)	3,705,277
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$7,150,793	Carrington Mortgage Loan Trust, Series 2007-FRE1, Class M1, (1 mo. Term SOFR + 0.614%), 5.94%, 02/25/37(b)	$5,067,279
5,121,010	Cascade MH Asset Trust, Series 2019- MH1, Class A, 4.00%, 11/25/44(b)(c)	4,845,756
3,100,000	CFMT LLC, Series 2021-HB7, Class M3, 3.85%, 10/27/31(b)(c)	2,838,069
3,400,000	CFMT LLC, Series 2023-HB11, Class M2, 4.00%, 02/25/37(b)(c)	2,885,320
6,000,000	CIT Mortgage Loan Trust, Series 2007-1, Class 1M2, (1 mo. Term SOFR + 1.864%), 7.19%, 10/25/37(b)(c)	4,829,954
2,907,995	Citigroup Mortgage Loan Trust, Series 2007-AHL2, Class A3B, (1 mo. Term SOFR + 0.314%), 5.64%, 05/25/37(b)	1,823,002
78,140	Citigroup Mortgage Loan Trust, Series 2007-AHL2, Class A3C, (1 mo. Term SOFR + 0.384%), 5.71%, 05/25/37(b)	48,985
3,498,466	Citigroup Mortgage Loan Trust, Series 2007-AHL3, Class A3B, (1 mo. Term SOFR + 0.284%), 5.61%, 07/25/45(b)	2,318,295
1,057,429	Conseco Finance Corp., Series 1997-7, Class M1, 7.03%, 07/15/28(b)	1,034,703
1,181,913	Conseco Finance Corp., Series 1998-2, Class M1, 6.94%, 12/01/28(b)	1,094,022
2,095,520	Conseco Finance Corp., Series 1999-5, Class A5, 7.86%, 03/01/30(b)	784,727
2,364,078	Conseco Finance Corp., Series 1999-5, Class A6, 7.50%, 03/01/30(b)	849,696
11,183,347	Conseco Finance Securitizations Corp., Series 2000-1, Class A5, 8.06%, 09/01/29(b)	2,092,511
3,180,792	Countrywide Asset-Backed Certificates, Series 2007-QX1, Class A1, (1 mo. Term SOFR + 0.614%), 5.94%, 05/25/37(b)(c)	2,520,516

71

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$1,251,447	Countrywide Asset-Backed Certificates Trust, Series 2006-11, Class 1AF4, 6.30%, 12/25/35(b)	$1,141,144
27,549	Countrywide Asset-Backed Certificates Trust, Series 2006-11, Class 3AV2, (1 mo. Term SOFR + 0.434%), 5.76%, 09/25/46(b)	27,355
3,797,141	Countrywide Asset-Backed Certificates Trust, Series 2006-13, Class 1AF4, 3.98%, 01/25/37(b)	3,614,897
9,330,112	Countrywide Asset-Backed Certificates Trust, Series 2006-18, Class M1, (1 mo. Term SOFR + 0.564%), 5.89%, 03/25/37(b)	6,705,913
6,187,347	Countrywide Asset-Backed Certificates Trust, Series 2006-22, Class M1, (1 mo. Term SOFR + 0.344%), 5.67%, 05/25/47(b)	4,602,806
6,000,439	Countrywide Asset-Backed Certificates Trust, Series 2006-26, Class M1, (1 mo. Term SOFR + 0.364%), 5.69%, 06/25/37(b)	4,479,020
589,753	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-C, Class 2A, (1 mo. Term SOFR + 0.294%), 5.63%, 05/15/36(b)	565,249
98,023	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, (1 mo. Term SOFR + 0.414%), 5.75%, 12/15/33(b)(c)	97,816
412,553	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4T1B, (1 mo. Term SOFR + 0.354%), 5.69%, 02/15/30(b)(c)	394,471
9,817	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 5B1A, (1 mo. Term SOFR + 0.304%), 5.64%, 05/15/35(b)(c)	9,801
149,333	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 5B1B, (1 mo. Term SOFR + 0.304%), 5.64%, 05/15/35(b)(c)	148,974
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$4,086,248	Credit Suisse Mortgage Capital Certificates Trust, Series 2017-2, Class CERT, 0.43%, 02/01/47(c)(f)	$3,641,301
2,003,532	Credit-Based Asset Servicing and Securitization LLC, Series 2007- CB6, Class A4, (1 mo. Term SOFR + 0.454%), 5.77%, 07/25/37(b)(c)	1,238,701
4,893,758	First Frankin Mortgage Loan Trust, Series 2006-FF4, Class M1, (1 mo. Term SOFR + 0.654%), 4.59%, 03/25/36(b)	4,317,050
1,326,306	First Franklin Mortgage Loan Trust, Series 2003-FF4, Class M1, (1 mo. Term SOFR + 1.914%), 7.23%, 10/25/33(b)	1,233,886
9,143,039	First Franklin Mortgage Loan Trust, Series 2006-FF8, Class M1, (1 mo. Term SOFR + 0.489%), 5.81%, 07/25/36(b)	7,428,289
4,383,980	First Franklin Mortgage Loan Trust, Series 2006-FFH1, Class M2, (1 mo. Term SOFR + 0.714%), 6.04%, 01/25/36(b)	3,646,672
3,436,168	First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2C, (1 mo. Term SOFR + 0.414%), 5.74%, 03/25/37(b)	1,626,413
2,710,000	FirstKey Homes Trust, Series 2020-SFR2, Class F1, 3.02%, 10/19/37(c)	2,474,130
4,000,000	FirstKey Homes Trust, Series 2022-SFR1, Class E1, 5.00%, 05/17/39(c)	3,614,248
4,000,000	FirstKey Homes Trust, Series 2022-SFR1, Class E2, 5.00%, 05/17/39(c)	3,557,650
2,553,000	FirstKey Homes Trust, Series 2022-SFR2, Class E1, 4.50%, 07/17/39(c)	2,269,975
1,500,000	Fremont Home Loan Trust, Series 2005-D, Class M1, (1 mo. Term SOFR + 0.729%), 6.05%, 11/25/35(b)	1,262,869
1,500,000	FRTKL, Series 2021-SFR1, Class F, 3.17%, 09/17/38(c)	1,270,089
2,880,613	GITSIT Mortgage Loan Trust, Series 2023-NPL1, Class A1, STEP, 8.35%, 05/25/53(c)	2,883,806

72

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$399,828	GMACM Home Equity Loan Trust, Series 2005-HE3, Class A3, (1 mo. Term SOFR + 0.614%), 5.94%, 02/25/36(b)	$387,909
4,955,343	Greenpoint Manufactured Housing, Series 2000-3, Class IA, 8.45%, 06/20/31(b)	2,308,088
2,463,906	GSAA Home Equity Trust, Series 2005-14, Class 1A2, (1 mo. Term SOFR + 0.814%), 6.14%, 12/25/35(b)	1,035,256
8,212,070	GSAA Home Equity Trust, Series 2006-5, Class 1A1, (1 mo. Term SOFR + 0.474%), 5.80%, 03/25/36(b)	2,477,736
350,820	GSAA Trust, Series 2006-7, Class AF2, 5.99%, 03/25/46(b)	127,104
3,566,000	GSAMP Trust, Series 2007-HS1, Class M5, (1 mo. Term SOFR + 3.489%), 8.81%, 02/25/47(b)	3,408,532
3,172,087	Home Equity Asset Trust, Series 2007- 1, Class 2A3, (1 mo. Term SOFR + 0.414%), 5.74%, 05/25/37(b)(e)	2,374,952
2,887,950	Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(c)	2,440,937
3,682,458	Home Partners of America Trust, Series 2021-3, Class F, 4.24%, 01/17/41(c)	2,998,258
4,450,750	HSI Asset Loan Obligation Trust, Series 2007-WF1, Class A3, STEP, 4.49%, 12/25/36	1,366,446
396,071	Irwin Home Equity Loan Trust, Series 2006-3, Class 2A3, STEP, 6.53%, 09/25/37(c)	366,181
107,380	JP Morgan Mortgage Acquisition Trust, Series 2006-WF1, Class A4, STEP, 6.63%, 07/25/36	29,377
215,573	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC2, Class A3, (1 mo. Term SOFR + 0.294%), 5.62%, 07/25/36(b)	86,773
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$1,417,655	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M1, 6.63%, 04/15/40(b)	$1,413,106
220,582	Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1 mo. Term SOFR + 0.204%), 5.53%, 06/25/37(b)(c)	135,559
1,497,802	Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. Term SOFR + 2.414%), 7.74%, 12/25/37(b)	1,497,189
4,514,951	Long Beach Mortgage Loan Trust, Series 2006-2, Class 1A, (1 mo. Term SOFR + 0.474%), 5.80%, 03/25/46(b)	3,503,672
4,913,957	Long Beach Mortgage Loan Trust, Series 2006-9, Class 2A3, (1 mo. Term SOFR + 0.434%), 5.76%, 10/25/36(b)	1,416,310
336,139	Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (1 mo. Term SOFR + 3.364%), 8.69%, 03/25/32(b)	335,823
1,212,042	Mastr Asset Backed Securities Trust, Series 2007-NCW, Class A1, (1 mo. Term SOFR + 0.414%), 5.74%, 05/25/37(b)(c)	991,726
3,733,289	MASTR Second Lien Trust, Series 2006-1, Class A, (1 mo. Term SOFR + 0.434%), 5.76%, 03/25/36(b)	253,690
2,022,856	MERIT Securities Corp., Series 13, Class M2, STEP, 7.88%, 12/28/33	1,676,379
7,045,808	Merrill Lynch Mortgage Investors Trust, Series 2006-RM5, Class A2D, (1 mo. Term SOFR + 0.614%), 5.94%, 10/25/37(b)(e)	1,070,885
943,317	Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE4, Class A4, (1 mo. Term SOFR + 0.594%), 5.92%, 06/25/36(b)	474,728

73

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$5,832,630	Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-NC1, Class A1, (1 mo. Term SOFR + 0.244%), 5.57%, 11/25/36(b)	$2,493,775
1,465,609	Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-SEA1, Class 2A1, (1 mo. Term SOFR + 3.914%), 9.24%, 02/25/47(b)(c)	1,322,929
3,569,799	Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2, Class M1, (1 mo. Term SOFR + 0.654%), 5.98%, 02/25/36(b)	3,069,129
4,033,707	Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A4, STEP, 6.51%, 10/25/36	858,655
279,927	Morgan Stanley Mortgage Loan Trust, Series 2006-4SL, Class A1, (1 mo. Term SOFR + 0.414%), 5.74%, 03/25/36(b)	275,579
5,712,222	New Century Home Equity Loan Trust, Series 2005-C, Class M2, (1 mo. Term SOFR + 0.789%), 6.11%, 12/25/35(b)	4,360,624
6,500,000	New Residential Mortgage Loan Trust, Series 2022-SFR1, Class F, 4.44%, 02/17/39(c)	5,522,279
5,000,000	New Residential Mortgage Loan Trust, Series 2022-SFR2, Class E1, 4.00%, 09/04/39(c)	4,254,796
5,000,000	New Residential Mortgage Loan Trust, Series 2022-SFR2, Class F, 4.00%, 09/04/39(c)	4,056,175
525,499	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. Term SOFR + 0.514%), 5.84%, 10/25/36(b)(c)	590,075
1,003,724	Oakwood Mortgage Investors, Inc., Series 1999-C, Class A2, 7.48%, 08/15/27	792,421
9,752,270	Oakwood Mortgage Investors, Inc., Series 2000-D, Class A4, 7.40%, 07/15/30(b)	2,021,674
8,572,117	Oakwood Mortgage Investors, Inc., Series 2001-C, Class A2, 5.92%, 06/15/31(b)	780,016
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$5,947,218	Oakwood Mortgage Investors, Inc., Series 2001-C, Class A3, 6.61%, 06/15/31(b)	$605,259
6,795,981	Oakwood Mortgage Investors, Inc., Series 2001-C, Class A4, 7.41%, 06/15/31(b)	774,822
522,488	Oakwood Mortgage Investors, Inc., Series 2001-D, Class A3, 5.90%, 09/15/22(b)	242,419
13,612	Oakwood Mortgage Investors, Inc., Series 2002-B, Class A4, 7.09%, 06/15/32(b)	13,568
5,000,000	Pagaya AI Technology in Housing Trust, Series 2022-1, Class D, 4.25%, 08/25/25(c)	4,667,598
3,000,000	Pagaya AI Technology in Housing Trust, Series 2023-1, Class F, 3.60%, 10/25/40(c)	1,885,319
2,955,985	Popular ABS Mortgage Pass-Through Trust, Series 2005-3, Class M2, STEP, 3.56%, 07/25/35	2,132,530
1,784,427	PRET LLC, Series 2021-NPL6, Class A1, STEP, 2.49%, 07/25/51(c)	1,696,976
2,000,000	PRET LLC, Series 2021-NPL6, Class A2, STEP, 5.07%, 07/25/51(c)	1,659,967
5,615,637	PRET LLC, Series 2021-RN4, Class A1, 2.49%, 10/25/51(b)(c)	5,206,374
1,000,000	Progress Residential Trust, Series 2019-SFR3, Class F, 3.87%, 09/17/36(c)	966,208
3,000,000	Progress Residential Trust, Series 2019-SFR4, Class F, 3.68%, 10/17/36(c)	2,881,717
750,000	Progress Residential Trust, Series 2020-SFR1, Class G, 4.03%, 04/17/37(c)	696,367
2,985,452	Progress Residential Trust, Series 2021-SFR10, Class F, 4.61%, 12/17/40(c)	2,468,407
2,500,000	Progress Residential Trust, Series 2021-SFR11, Class F, 4.42%, 01/17/39(c)	2,035,369
3,500,000	Progress Residential Trust, Series 2021-SFR8, Class F, 3.18%, 10/17/38(c)	2,966,923

74

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$2,400,000	Progress Residential Trust, Series 2021-SFR9, Class F, 4.05%, 11/17/40(c)	$1,898,750
4,000,000	Progress Residential Trust, Series 2022-SFR1, Class F, 4.88%, 02/17/41(c)	3,213,283
4,000,000	Progress Residential Trust, Series 2022-SFR1, Class G, 5.52%, 02/17/41(c)	3,170,690
1,548,000	Progress Residential Trust, Series 2022-SFR3, Class E2, 5.60%, 04/17/39(c)	1,411,388
4,751,000	Progress Residential Trust, Series 2022-SFR4, Class E1, 6.12%, 05/17/41(c)	4,303,495
5,000,000	Progress Residential Trust, Series 2022-SFR5, Class E1, 6.62%, 06/17/39(c)	4,776,377
6,000,000	Progress Residential Trust, Series 2022-SFR6, Class D, 6.04%, 07/20/39(c)	5,671,102
5,000,000	Progress Residential Trust, Series 2022-SFR7, Class E1, 6.75%, 10/27/39(c)	4,779,386
925,000	Progress Residential Trust, Series 2023-SFR1, Class E1, 6.15%, 03/17/40(c)	849,601
3,882,115	PRPM LLC, Series 2022-1, Class A1, STEP, 3.72%, 02/25/27(c)	3,687,051
5,121,365	PRPM LLC, Series 2023-1, Class A1, 6.88%, 02/25/28(b)(c)	5,094,854
3,788,273	RCO VI Mortgage LLC, Series 2022-1, Class A1, STEP, 3.00%, 01/25/27(c)	3,598,375
3,825,000	Residential Asset Securities Corp. Trust, Series 2005-KS10, Class M4, (1 mo. Term SOFR + 0.984%), 6.31%, 11/25/35(b)	2,956,549
1,888,853	Residential Asset Securities Corp. Trust, Series 2006-KS4, Class M2, (1 mo. Term SOFR + 0.404%), 5.87%, 06/25/36(b)	1,788,662
3,500,000	RMF Buyout Issuance Trust, Series 2021-HB1, Class M4, 4.70%, 11/25/31(b)(c)	2,884,394
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$4,542,670	RMF Buyout Issuance Trust, Series 2021-HB1, Class M6, 6.00%, 11/25/31(a)(b)(c)	$2,720,151
4,191,748	Saxon Asset Securities Trust, Series 2006-2, Class M3, (1 mo. Term SOFR + 0.594%), 5.92%, 09/25/36(b)	3,244,265
8,499,536	Saxon Asset Securities Trust, Series 2007-1, Class M1, (1 mo. Term SOFR + 0.404%), 5.73%, 01/25/47(b)	7,408,564
5,898,334	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR1, Class A2B, (1 mo. Term SOFR + 0.654%), 5.98%, 02/25/37(b)	2,399,061
11,736,784	Soundview Home Loan Trust, Series 2006-OPT5, Class M1, (1 mo. Term SOFR + 0.489%), 5.81%, 07/25/36(b)	8,314,330
4,344,262	Structured Asset Investment Loan Trust, Series 2005-9, Class M2, (1 mo. Term SOFR + 0.789%), 6.11%, 11/25/35(b)	3,522,182
4,363,389	Structured Asset Investment Loan Trust, Series 2005-HE1, Class M3, (1 mo. Term SOFR + 0.864%), 6.19%, 07/25/35(b)	2,558,763
2,413,375	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-WF1, Class M1, (1 mo. Term SOFR + 0.774%), 6.10%, 02/25/37(b)	4,141,098
1,700,000	Tricon American Homes Trust, Series 2017-SFR2, Class F, 5.10%, 01/17/36(c)	1,690,781
1,520,000	Tricon American Homes Trust, Series 2020-SFR1, Class F, 4.88%, 07/17/38(c)	1,415,561
1,500,000	Tricon Residential Trust, Series 2021-SFR1, Class F, 3.69%, 07/17/38(c)	1,299,901
968,000	Tricon Residential Trust, Series 2021-SFR1, Class G, 4.13%, 07/17/38(c)	846,308
1,600,000	Tricon Residential Trust, Series 2022-SFR1, Class E2, 5.74%, 04/17/39(c)	1,463,147

75

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$4,000,000	Tricon Residential Trust, Series 2022-SFR2, Class E, 7.51%, 07/17/40(c)	$3,857,698
4,336,960	VOLT CVI LLC, Series 2021-NP12, Class A1, STEP, 2.73%, 12/26/51(c)	3,903,933
4,119,269	WaMu Asset-Backed Certificates Trust, Series 2007-HE1, Class 2A3, (1 mo. Term SOFR + 0.264%), 5.59%, 01/25/37(b)	1,850,002
1,619,846	WaMu Asset-Backed Certificates Trust, Series 2007-HE1, Class 2A4, (1 mo. Term SOFR + 0.344%), 5.67%, 01/25/37(b)	727,466
5,197,542	WaMu Asset-Backed Certificates Trust, Series 2007-HE2, Class 2A3, (1 mo. Term SOFR + 0.364%), 5.69%, 04/25/37(b)	1,793,956
8,140,383	Yale Mortgage Loan Trust, Series 2007-1, Class A, (1 mo. Term SOFR + 0.514%), 5.84%, 06/25/37(b)(c)	2,537,169
		377,463,521
	Total Asset-Backed Securities (Cost $503,158,289)	408,573,685

NON-AGENCY MORTGAGE-BACKED SECURITIES — 22.2%
COLLATERALIZED MORTGAGE OBLIGATIONS — 19.5%
2,763,636	1Texas Capital Bank CLN, 0.17%, 02/01/26	2,740,405
290,949	Adjustable Rate Mortgage Trust, Series 2005-3, Class 2A1, 3.96%, 07/25/35(b)	257,758
1,451,330	Adjustable Rate Mortgage Trust, Series 2007-1, Class 4A1, 5.55%, 03/25/37(b)	990,430
18,552	Ajax Mortgage Loan Trust, Series 2017-D, Class B, 2.26%, 12/25/57(b)(c)	8,410
202,641	Ajax Mortgage Loan Trust, Series 2019-E, Class C, 2.59%, 09/25/59(c)(f)	334,292
1,230,360	Ajax Mortgage Loan Trust, Series 2021-C, Class B, STEP, 3.72%, 01/25/61(c)	1,035,293
3,087,958	Ajax Mortgage Loan Trust, Series 2021-C, Class C, 1.38%, 01/25/61(c)(f)	3,469,752
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$8,462,817	Ajax Mortgage Loan Trust, Series 2021-D, Class A, STEP, 2.00%, 03/25/60(c)	$7,819,514
2,042,300	Ajax Mortgage Loan Trust, Series 2021-D, Class B, 4.00%, 03/25/60(b)(c)	1,897,602
2,988,620	Ajax Mortgage Loan Trust, Series 2021-D, Class C, 0.00%, 03/25/60(b)(c)	3,338,044
4,041,340	Ajax Mortgage Loan Trust, Series 2021-E, Class B2, 3.99%, 12/25/60(b)(c)	3,034,869
4,000,000	Ajax Mortgage Loan Trust, Series 2021-E, Class M1, 2.94%, 12/25/60(b)(c)	3,056,493
7,865,198	Ajax Mortgage Loan Trust, Series 2021-F, Class A, STEP, 1.88%, 06/25/61(c)	7,110,971
1,080,800	Ajax Mortgage Loan Trust, Series 2021-F, Class B, STEP, 3.75%, 06/25/61(c)	1,017,104
2,004,902	Ajax Mortgage Loan Trust, Series 2021-F, Class C, 0.55%, 06/25/61(c)(f)	1,619,248
9,102,797	Ajax Mortgage Loan Trust, Series 2022-A, Class A1, STEP, 3.50%, 10/25/61(c)	8,538,295
532,000	Ajax Mortgage Loan Trust, Series 2022-A, Class A2, 3.00%, 10/25/61(b)(c)	435,431
283,800	Ajax Mortgage Loan Trust, Series 2022-A, Class A3, 3.00%, 10/25/61(b)(c)	227,838
2,128,000	Ajax Mortgage Loan Trust, Series 2022-A, Class B, 3.00%, 10/25/61(c)	1,433,086
1,057,403	Ajax Mortgage Loan Trust, Series 2022-A, Class C, 3.00%, 10/25/61(c)	1,576,113
310,300	Ajax Mortgage Loan Trust, Series 2022-A, Class M1, 3.00%, 10/25/61(c)	228,600
1,392,000	Ajax Mortgage Loan Trust, Series 2022-A, Class M2, 3.00%, 10/25/61(c)	1,044,385
88,700	Ajax Mortgage Loan Trust, Series 2022-A, Class M3, 3.00%, 10/25/61(c)	64,183
9,919,057	Ajax Mortgage Loan Trust, Series 2022-B, Class A1, STEP, 3.50%, 03/27/62(c)	9,028,090

76

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$403,400	Ajax Mortgage Loan Trust, Series 2022-B, Class A2, 3.00%, 03/27/62(b)(c)	$329,242
345,800	Ajax Mortgage Loan Trust, Series 2022-B, Class A3, 3.00%, 03/27/62(b)(c)	276,758
1,921,100	Ajax Mortgage Loan Trust, Series 2022-B, Class B, 3.00%, 03/27/62(c)	1,128,812
1,324,285	Ajax Mortgage Loan Trust, Series 2022-B, Class C, 3.00%, 03/27/62(a)(c)	1,149,612
259,300	Ajax Mortgage Loan Trust, Series 2022-B, Class M1, 3.00%, 03/27/62(c)	180,871
1,287,100	Ajax Mortgage Loan Trust, Series 2022-B, Class M2, 3.00%, 03/27/62(c)	860,442
11,064,607	Ajax Mortgage Loan Trust, Series 2023-A, Class A1, STEP, 3.50%, 07/25/62(c)	10,107,166
481,800	Ajax Mortgage Loan Trust, Series 2023-A, Class A2, 3.00%, 07/25/62(b)(c)	383,161
273,000	Ajax Mortgage Loan Trust, Series 2023-A, Class A3, 2.50%, 07/25/62(b)(c)	205,543
1,605,800	Ajax Mortgage Loan Trust, Series 2023-A, Class B, 2.50%, 07/25/62(b)(c)	1,032,479
893,065	Ajax Mortgage Loan Trust, Series 2023-A, Class C, 2.50%, 07/25/62(b)(c)	843,432
827,000	Ajax Mortgage Loan Trust, Series 2023-A, Class M1, 2.50%, 07/25/62(b)(c)	554,999
13,317,718	Ajax Mortgage Loan Trust, Series 2023-C, Class A1, STEP, 3.50%, 05/25/63(a)(c)	12,141,447
782,700	Ajax Mortgage Loan Trust, Series 2023-C, Class A2, 3.00%, 05/25/63(a)(b)(c)	601,227
417,400	Ajax Mortgage Loan Trust, Series 2023-C, Class A3, 2.50%, 05/25/63(a)(b)(c)	300,658
3,317,982	Ajax Mortgage Loan Trust, Series 2023-C, Class C, 2.50%, 05/25/63(a)(b)(c)	2,620,366
365,300	Ajax Mortgage Loan Trust, Series 2023-C, Class M1, 2.50%, 05/25/63(a)(b)(c)	255,556
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,264,500	Ajax Mortgage Loan Trust, Series 2023-C, Class M2, 2.50%, 05/25/63(a)(b)(c)	$1,451,397
1,181,259	American Home Mortgage Assets Trust, Series 2006-2, Class 1A1, (12 mo. Federal Reserve Cumulative Average USD + 0.960%), 5.76%, 09/25/46(b)	966,860
832,957	American Home Mortgage Assets Trust, Series 2007-3, Class 22A1, STEP, 6.75%, 06/25/37	672,729
3,324,000	Angel Oak Mortgage Trust, Series 2020-R1, Class B2, 4.61%, 04/25/53(b)(c)	2,577,064
1,000,000	Angel Oak Mortgage Trust I LLC, Series 2019-2, Class B1, 5.02%, 03/25/49(b)(c)	966,389
14,181,117	APS Resecuritization Trust, Series 2016-1, Class 1MZ, 3.03%, 07/31/57(b)(c)	5,366,648
3,122,761	ARI Investments LLC, 4.55%, 01/30/25(a)(e)	3,029,078
1,100,367	Banc of America Alternative Loan Trust, Series 2006-9, Class A2, (1 mo. Term SOFR + 0.514%), 5.84%, 01/25/37(b)	841,333
73,746	Banc of America Funding Corp. Trust, Series 2005-F, Class 6A1, 4.49%, 09/20/35(b)	60,736
281,971	Banc of America Funding Corp. Trust, Series 2006-A, Class 3A2, 4.37%, 02/20/36(b)	243,685
240,293	Banc of America Funding Corp. Trust, Series 2006-E, Class 2A1, 4.93%, 06/20/36(b)	211,236
1,068,536	Banc of America Funding Corp. Trust, Series 2007-1, Class TA5, STEP, 6.59%, 01/25/37	901,594
2,945,010	Banc of America Funding Corp. Trust, Series 2015-R3, Class 1A2, 2.63%, 03/27/36(b)(c)	2,166,934
278,124	Banc of America Mortgage Trust, Series 2005-I, Class 2A5, 4.75%, 10/25/35(b)	251,934
6,982,836	Barclays Mortgage Trust, Series 2022-RPL1, Class A, STEP, 4.25%, 02/25/28(c)	6,458,143

77

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,187,900	Barclays Mortgage Trust, Series 2022-RPL1, Class B, STEP, 4.25%, 02/25/28(c)	$1,077,852
2,066,025	Barclays Mortgage Trust, Series 2022-RPL1, Class C, 0.23%, 02/25/28(c)(f)	1,149,218
70,482	Barclays Mortgage Trust, Series 2022-RPL1, Class SA, 0.37%, 02/25/28(c)(f)	38,320
1,809,895	BCAP LLC Trust, Series 2012-RR3, Class 1A5, 5.13%, 12/26/37(b)(c)	1,314,022
567,390	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 23A1, 4.64%, 02/25/36(b)	495,893
42,058	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 5A1, 5.48%, 08/25/35(b)	37,446
208,227	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 3.88%, 05/25/47(b)	180,983
850,881	Bear Stearns ALT-A Trust, Series 2006-2, Class 11A1, (1 mo. Term SOFR + 0.554%), 5.88%, 04/25/36(b)	726,508
2,322,326	Bear Stearns ALT-A Trust, Series 2006-6, Class 1A1, (1 mo. Term SOFR + 0.434%), 5.76%, 11/25/36(b)	1,957,783
2,945,505	Bear Stearns Asset Backed Securities I Trust, Series 2006-AC2, Class 22A1, (1 mo. Term SOFR + 0.464%), 5.79%, 03/25/36(b)(e)	379,899
2,945,505	Bear Stearns Asset Backed Securities I Trust, Series 2006-AC2, Class 22A3, (1 mo. Term SOFR + 0.464%), 5.79%, 03/25/36(b)(e)	379,899
586,049	Bear Stearns Mortgage Funding Trust, Series 2006-SL1, Class A1, (1 mo. Term SOFR + 0.394%), 5.72%, 08/25/36(b)	561,378
55,405	Bear Stearns Mortgage Funding Trust, Series 2006-SL4, Class A, (1 mo. Term SOFR + 0.414%), 5.74%, 11/25/36(b)	55,919
2,501,000	BRAVO Residential Funding Trust, Series 2021-NQM2, Class M1, 2.29%, 03/25/60(b)(c)	2,139,026
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,412,855	Chase Mortgage Finance Corp., Series 2016-SH1, Class M4, 3.75%, 04/25/45(b)(c)	$1,984,639
5,399,328	Chase Mortgage Finance Trust, Series 2007-S2, Class 1A9, 6.00%, 03/25/37	2,909,092
3,548,427	Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37	1,459,429
11,175,597	ChaseFlex Trust, Series 2007-1, Class 2A7, 6.00%, 02/25/37(e)	4,036,861
1,228,489	CHNGE Mortgage Trust, Series 2022-1, Class A1, 3.01%, 01/25/67(b)(c)	1,070,498
1,851,807	Citicorp Mortgage Securities Trust, Series 2007-9, Class 1A1, 6.25%, 12/25/37	1,473,449
2,112,496	Citicorp Mortgage Securities Trust, Series 2008-2, Class 1A1, 6.50%, 06/25/38	1,573,974
54,988	Citigroup Mortgage Loan Trust, Series 2006-AR3, Class 1A2A, 4.19%, 06/25/36(b)	49,556
2,757,347	Citigroup Mortgage Loan Trust, Series 2007-9, Class 1A1, 5.75%, 04/25/47(c)	1,449,456
3,810,066	Citigroup Mortgage Loan Trust, Series 2022-A, Class A1, STEP, 6.17%, 09/25/62(c)	3,767,968
107,860	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A1, 4.70%, 05/25/35(b)	99,708
2,354,000	COLT Mortgage Loan Trust, Series 2022-1, Class B1, 4.11%, 12/27/66(b)(c)	1,633,696
1,711,645	COLT Mortgage Loan Trust, Series 2022-7, Class A3, 6.25%, 04/25/67(b)(c)	1,624,721
309,176	Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1A1, 6.00%, 02/25/35	216,170
548,248	Countrywide Alternative Loan Trust, Series 2005-31, Class 2A1, (1 mo. Term SOFR + 0.714%), 6.04%, 08/25/35(b)	491,498
4,634,306	Countrywide Alternative Loan Trust, Series 2005-42CB, Class A1, (1 mo. Term SOFR + 0.794%), 5.50%, 10/25/35(b)	2,710,867

78

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,708,014	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A6, (1 mo. Term SOFR + 0.614%), 5.94%, 11/25/35(b)	$2,021,450
5,149,461	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A7, (1 mo. Term SOFR + 5.386%), 0.06%, 11/25/35(b)(e)	216,045
102,656	Countrywide Alternative Loan Trust, Series 2005-63, Class 5A1, 3.94%, 12/25/35(b)	90,564
50,663	Countrywide Alternative Loan Trust, Series 2005-69, Class A1, (12 mo. Federal Reserve Cumulative Average USD + 1.000%), 5.80%, 12/25/35(b)	43,173
1,819,763	Countrywide Alternative Loan Trust, Series 2005-79CB, Class A1, (1 mo. Term SOFR + 0.664%), 5.50%, 01/25/36(b)	933,045
777,542	Countrywide Alternative Loan Trust, Series 2005-9CB, Class 1A3, (1 mo. Term SOFR + 0.564%), 5.50%, 05/25/35(b)	662,321
543,185	Countrywide Alternative Loan Trust, Series 2005-J14, Class A3, 5.50%, 12/25/35	329,328
2,456,839	Countrywide Alternative Loan Trust, Series 2006-12CB, Class A10, (1 mo. Term SOFR + 0.464%), 5.79%, 05/25/36(b)	1,001,814
1,572,888	Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.50%, 06/25/36	725,106
2,956,800	Countrywide Alternative Loan Trust, Series 2006-20CB, Class A9, 6.00%, 07/25/36	1,279,869
958,328	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A13, (1 mo. Term SOFR + 0.464%), 5.79%, 08/25/36(b)	438,965
958,328	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A14, (1 mo. Term SOFR + 7.036%), 1.71%, 08/25/36(b)	116,405
987,902	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A15, 5.75%, 08/25/36	510,152
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$7,059,483	Countrywide Alternative Loan Trust, Series 2006-25CB, Class A1, 6.00%, 10/25/36	$3,695,487
1,014,999	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A4, (1 mo. Term SOFR + 0.514%), 5.84%, 03/25/36(b)	359,389
1,804,193	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A5, (1 mo. Term SOFR + 6.986%), 1.66%, 03/25/36(b)(e)	222,275
2,850,987	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A6, 5.50%, 03/25/36	1,128,346
1,090,886	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A10, 6.00%, 01/25/37	547,754
789,786	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A4, 5.75%, 01/25/37	381,973
1,021,935	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A2, 6.00%, 02/25/37	521,853
2,336,736	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A5, 6.00%, 02/25/37	1,193,258
4,454,360	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A7, (1 mo. Term SOFR + 0.454%), 5.78%, 02/25/37(b)	1,778,382
2,227,180	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A8, (1 mo. Term SOFR + 6.486%), 1.16%, 02/25/37(b)(e)	250,051
106,699	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A10, 5.50%, 05/25/36	83,305
306,998	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A2, (1 mo. Term SOFR + 0.514%), 5.50%, 05/25/36(b)	235,373
2,365,579	Countrywide Alternative Loan Trust, Series 2006-7CB, Class 2A1, 6.50%, 05/25/36	1,091,959
1,532,277	Countrywide Alternative Loan Trust, Series 2006-J7, Class 2A1, (1 mo. LIBOR USD + 1.500%), 6.93%, 11/20/46(b)	1,132,071

79

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,445,060	Countrywide Alternative Loan Trust, Series 2006-OA14, Class 1A1, (12 mo. Federal Reserve Cumulative Average USD + 1.730%), 6.53%, 11/25/46(b)	$2,558,504
908,015	Countrywide Alternative Loan Trust, Series 2006-OA14, Class 2A1, (1 mo. Term SOFR + 0.494%), 5.82%, 11/25/46(b)	789,357
2,430,249	Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, (1 mo. Term SOFR + 0.304%), 5.64%, 03/20/47(b)	1,915,842
533,301	Countrywide Alternative Loan Trust, Series 2006-OA3, Class 2A1, (1 mo. Term SOFR + 0.534%), 5.86%, 05/25/36(b)	442,975
1,814,747	Countrywide Alternative Loan Trust, Series 2006-OC3, Class 1A1, (1 mo. Term SOFR + 0.474%), 5.80%, 04/25/46(b)	1,582,086
1,729,461	Countrywide Alternative Loan Trust, Series 2007-12T1, Class A22, 5.75%, 06/25/37	741,065
1,741,990	Countrywide Alternative Loan Trust, Series 2007-12T1, Class A5, 6.00%, 06/25/37	776,744
887,041	Countrywide Alternative Loan Trust, Series 2007-19, Class 1A34, 6.00%, 08/25/37	434,004
4,080,461	Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 09/25/37	1,507,014
3,443,770	Countrywide Alternative Loan Trust, Series 2007-25, Class 1A3, 6.50%, 11/25/37	1,540,134
785,917	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A8, 6.00%, 05/25/37	377,652
158,563	Countrywide Alternative Loan Trust, Series 2007-J1, Class 3A4, STEP, 4.06%, 11/25/36	199,367
5,359,288	Countrywide Alternative Loan Trust, Series 2007-OA2, Class 1A1, (12 mo. Federal Reserve Cumulative Average USD + 0.840%), 5.64%, 03/25/47(b)	4,352,635
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$136,119	Countrywide Alternative Loan Trust, Series 2007-OA3, Class 1A2, (1 mo. Term SOFR + 0.474%), 5.80%, 04/25/47(b)	$37,215
918,279	Countrywide Alternative Loan Trust, Series 2007-OH2, Class A2A, (1 mo. Term SOFR + 0.594%), 5.92%, 08/25/47(b)	785,720
920,074	Countrywide Alternative Resecuritization Loan Trust, Series 2006-22R, Class 2A1, 6.25%, 05/25/36	495,913
1,369,906	Countrywide Alternative Resecuritization Loan Trust, Series 2008-1R, Class 2A3, 6.00%, 08/25/37	668,917
873,338	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-31, Class 2A3, 3.27%, 01/25/36(b)	725,145
4,264,396	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J2, Class 3A9, (1 mo. Term SOFR + 1.514%), 6.00%, 08/25/35(b)	2,806,791
127,426	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J3, Class 2A4, 4.50%, 09/25/35	105,264
9,716,683	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1, (12 mo. Federal Reserve Cumulative Average USD + 0.960%), 5.76%, 04/25/46(b)	2,907,469
1,757,488	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, (1 mo. Term SOFR + 0.514%), 5.84%, 04/25/46(b)	1,589,590
1,346,514	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-21, Class 1A1, 6.25%, 02/25/38	639,253
2,302,927	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-8, Class 1A12, 5.88%, 01/25/38	994,958

80

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,333,198	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 3A1, 4.28%, 03/25/37(b)	$1,144,433
6,048,829	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-12, Class 2A1, 6.50%, 01/25/36	3,446,186
1,243,309	Credit Suisse Mortgage Capital Certificates Trust, Series 2006-9, Class 3A1, 6.00%, 11/25/36	1,011,924
2,453,347	Credit Suisse Mortgage Capital Certificates Trust, Series 2007-3, Class 1A1A, 5.84%, 04/25/37(b)	553,587
7,024,307	Credit Suisse Mortgage Capital Certificates Trust, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(c)	2,642,375
2,439,496	Credit Suisse Mortgage Capital Certificates Trust, Series 2014-2R, Class 17A3, 4.66%, 04/27/37(b)(c)	2,388,441
5,175,596	Credit Suisse Mortgage Capital Certificates Trust, Series 2015-4R, Class 1A4, (1 mo. Term SOFR + 0.264%), 4.08%, 10/27/36(b)(c)	3,693,515
3,241,549	Credit Suisse Mortgage Capital Certificates Trust, Series 2020-RPL2, Class A12, 3.52%, 02/25/60(b)(c)	3,198,539
2,400,000	Credit Suisse Mortgage Capital Certificates Trust, Series 2020-SPT1, Class B2, 3.39%, 04/25/65(b)(c)	1,756,016
2,244,775	Credit Suisse Mortgage Capital Certificates Trust, Series 2021-JR1, Class A2, 3.50%, 09/27/66(b)(c)	1,885,268
3,805,746	Credit Suisse Mortgage Capital Certificates Trust, Series 2021-JR1, Class B2, 0.43%, 09/27/66(c)(f)	3,370,628
2,777,527	Credit Suisse Mortgage Capital Certificates Trust, Series 2021-JR1, Class PT2, 3.16%, 07/26/60(b)(c)	862,395
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,289,850	Credit Suisse Mortgage Capital Certificates Trust, Series 2021-NQM2, Class B1, 3.44%, 02/25/66(b)(c)	$1,769,764
4,091,805	Credit Suisse Mortgage Capital Certificates Trust, Series 2021-RPL9, Class A1, 2.44%, 02/25/61(b)(c)	3,665,750
6,066,083	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, (1 mo. Term SOFR + 1.464%), 6.25%, 11/25/35(b)	1,495,549
1,626,000	Deephaven Residential Mortgage Trust, Series 2021-1, Class B1, 3.10%, 05/25/65(b)(c)	1,275,490
3,314,000	Deephaven Residential Mortgage Trust, Series 2022-1, Class B1, 4.28%, 01/25/67(b)(c)	2,092,870
2,000,000	GCAT Trust, Series 2020-NQM2, Class B1, 4.85%, 04/25/65(b)(c)	1,575,955
3,437,000	GCAT Trust, Series 2021-NQM7, Class B1, 4.50%, 08/25/66(b)(c)	2,133,341
3,626,473	GCAT Trust, Series 2022-NQM4, Class A2, STEP, 5.73%, 08/25/67(c)	3,511,918
407,778	GMACM Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 3.51%, 11/19/35(b)	335,786
3,027,928	GSMPS Mortgage Loan Trust, Series 2004-4, Class 1AF, (1 mo. Term SOFR + 0.514%), 5.84%, 06/25/34(b)(c)	2,634,064
2,791,685	GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, (1 mo. Term SOFR + 0.464%), 5.79%, 01/25/35(b)(c)	2,444,190
3,732,709	GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF, (1 mo. Term SOFR + 0.464%), 5.79%, 09/25/35(b)(c)	3,103,344
1,047,444	GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1AF1, (1 mo. Term SOFR + 0.464%), 5.79%, 01/25/36(b)(c)	836,215
4,100,000	GSMSC Resecuritization Trust, Series 2015-5R, Class 1D, (1 mo. Term SOFR + 0.254%), 3.72%, 04/26/37(b)(c)	2,353,208

81

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$196,088	GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 5.48%, 01/25/35(b)	$181,316
2,513,528	GSR Mortgage Loan Trust, Series 2006-7F, Class 4A2, 6.50%, 08/25/36	841,520
49,119	GSR Mortgage Loan Trust, Series 2006-AR1, Class 3A1, 4.02%, 01/25/36(b)	49,396
492,997	GSR Mortgage Loan Trust, Series 2007-4F, Class 3A1, 6.00%, 07/25/37	298,616
8,337,612	GSR Mortgage Loan Trust, Series 2007-OA2, Class 2A1, 3.06%, 06/25/47(b)	5,001,946
1,437,765	HarborView Mortgage Loan Trust, Series 2007-4, Class 2A2, (1 mo. Term SOFR + 0.614%), 5.70%, 07/19/47(b)	1,294,436
155,679	HomeBanc Mortgage Trust, Series 2006-1, Class 2A1, 3.70%, 04/25/37(b)	138,883
3,690,000	Homeward Opportunities Fund I Trust, Series 2020-2, Class B1, 5.45%, 05/25/65(b)(c)	3,190,050
2,734,776	Homeward Opportunities Fund Trust, Series 2022-1, Class A2, STEP, 5.08%, 07/25/67(c)	2,612,968
1,766,762	Impac Secured Assets Trust, Series 2006-2, Class 1A2B, (1 mo. Term SOFR + 0.454%), 5.78%, 08/25/36(b)	1,688,713
735,887	IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 1A4, 6.00%, 07/25/37	498,279
15,050,223	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 0.41%, 07/25/47(a)(b)	8,594
1,421,091	IndyMac INDX Mortgage Loan Trust, Series 2007-FLX3, Class A2, (1 mo. Term SOFR + 0.654%), 5.98%, 06/25/37(b)	1,624,064
2,537,173	IndyMac INDX Mortgage Loan Trust, Series 2007-FLX5, Class 2A2, (1 mo. Term SOFR + 0.354%), 5.68%, 08/25/37(b)	2,161,020
827,036	JP Morgan Mortgage Trust, Series 2007-A5, Class 2A1, 2.83%, 10/25/37(b)	556,527
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$6,183,685	JP Morgan Mortgage Trust, Series 2007-S3, Class 1A10, 6.25%, 08/25/37	$1,767,059
22,697	JP Morgan Mortgage Trust, Series 2017-5, Class A1B, 3.65%, 10/26/48(b)(c)	22,154
95,462,258	JP Morgan Mortgage Trust, Series 2021-INV5, Class A2X, 0.50%, 12/25/51(b)(c)	2,483,575
5,615,380	JP Morgan Mortgage Trust, Series 2021-INV5, Class A5X, 0.50%, 12/25/51(b)(c)	146,093
101,077,638	JP Morgan Mortgage Trust, Series 2021-INV5, Class AX1, 0.19%, 12/25/51(b)(c)	899,257
1,273,553	JP Morgan Mortgage Trust, Series 2021-INV5, Class B4, 3.19%, 12/25/51(b)(c)	805,657
445,770	JP Morgan Mortgage Trust, Series 2021-INV5, Class B5, 3.19%, 12/25/51(b)(c)	266,378
1,520,325	JP Morgan Mortgage Trust, Series 2021-INV5, Class B6, 2.82%, 12/25/51(b)(c)	565,914
31,789,726	JP Morgan Mortgage Trust, Series 2021-INV7, Class A2X, 0.50%, 02/25/52(b)(c)	830,322
19,183,727	JP Morgan Mortgage Trust, Series 2021-INV7, Class A3X, 0.50%, 02/25/52(b)(c)	409,112
7,872,776	JP Morgan Mortgage Trust, Series 2021-INV7, Class A4X, 0.50%, 02/25/52(b)(c)	306,789
3,461,600	JP Morgan Mortgage Trust, Series 2021-INV7, Class A5X, 0.50%, 02/25/52(b)(c)	90,414
62,307,921	JP Morgan Mortgage Trust, Series 2021-INV7, Class AX1, 0.27%, 02/25/52(b)(c)	785,566
3,762,695	JP Morgan Mortgage Trust, Series 2021-INV7, Class B1, 3.27%, 02/25/52(b)(c)	2,778,647
883,050	JP Morgan Mortgage Trust, Series 2021-INV7, Class B2, 3.27%, 02/25/52(b)(c)	629,204
1,228,521	JP Morgan Mortgage Trust, Series 2021-INV7, Class B3, 3.27%, 02/25/52(b)(c)	817,641
652,736	JP Morgan Mortgage Trust, Series 2021-INV7, Class B4, 3.27%, 02/25/52(b)(c)	412,555

82

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$268,699	JP Morgan Mortgage Trust, Series 2021-INV7, Class B5, 3.27%, 02/25/52(b)(c)	$160,209
883,225	JP Morgan Mortgage Trust, Series 2021-INV7, Class B6, 3.07%, 02/25/52(b)(c)	319,701
1,637,120	Legacy Mortgage Asset Trust, Series 2019-SL2, Class B, 8.02%, 02/25/59(c)(f)	266,289
2,433,280	Legacy Mortgage Asset Trust, Series 2019-SL2, Class M, 4.25%, 02/25/59(b)(c)	1,897,233
4,203,122	MASTR Asset Securitization Trust, Series 2007-1, Class 1A4, 6.50%, 11/25/37	1,021,235
2,295,767	MASTR Reperforming Loan Trust, Series 2005-2, Class 1A3, 7.50%, 05/25/35(c)	1,625,670
979,402	MASTR Resecuritization Trust, Series 2008-3, Class A1, 6.18%, 08/25/37(b)(c)	575,379
5,945,705	MCM Trust, Series 2021-VFN1, 2.50%, 09/25/31(a)(e)	5,714,685
3,860,965	MCM Trust, Series 2021-VFN1, Class CERT, 3.00%, 08/25/28(a)(e)	2,544,635
1,610,334	Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, (1 mo. Term SOFR + 0.534%), 5.86%, 04/25/37(b)	1,250,001
589,122	Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, 4.08%, 05/25/36(b)	402,890
376,921	Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AF1, 6.25%, 10/25/36	149,176
2,598,113	Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, STEP, 3.18%, 05/26/37(c)	2,538,031
2,436,166	Morgan Stanley Resecuritization Trust, Series 2013-R7, Class 1B, (1 mo. Term SOFR + 0.274%), 5.75%, 12/26/46(b)(c)	2,162,182
676,914	MortgageIT Trust, Series 2004-1, Class B1, (1 mo. Term SOFR + 1.914%), 7.24%, 11/25/34(b)	611,987
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,053,138	New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1, 2.71%, 11/25/59(b)(c)	$2,694,134
1,389,000	New Residential Mortgage Loan Trust, Series 2020-NQM1, Class B2, 4.52%, 01/26/60(b)(c)	946,593
2,804,747	NYMT Loan Trust, Series 2020-SP2, Class A1, 5.94%, 10/25/60(b)(c)	2,790,169
2,333,117	Prime Mortgage Trust, Series 2006-DR1, Class 2A1, 5.50%, 05/25/35(c)	1,938,545
1,178,623	Prime Mortgage Trust, Series 2006-DR1, Class 2A2, 6.00%, 05/25/35(c)	874,199
3,006,678	PRPM LLC, Series 2020-4, Class A1, STEP, 5.95%, 10/25/25(c)	2,930,165
386,273	Reperforming Loan REMIC Trust, Series 2006-R2, Class AF1, (1 mo. Term SOFR + 0.534%), 5.86%, 07/25/36(b)(c)	350,102
5,179,252	Residential Accredit Loans, Inc., Series 2005-QA10, Class A21, 4.73%, 09/25/35(b)	2,198,237
1,373,419	Residential Accredit Loans, Inc., Series 2005-QA12, Class NB4, 5.03%, 12/25/35(b)	1,198,488
3,531,337	Residential Accredit Loans, Inc., Series 2005-QA4, Class A11, 4.43%, 04/25/35(b)	1,568,235
505,028	Residential Accredit Loans, Inc., Series 2006-QO5, Class 2A1, (1 mo. Term SOFR + 0.494%), 5.82%, 05/25/46(b)	453,132
431,797	Residential Accredit Loans, Inc., Series 2006-QS15, Class A1, 6.50%, 10/25/36	345,554
2,762,636	Residential Accredit Loans, Inc., Series 2007-QS1, Class 1A5, (1 mo. Term SOFR + 0.664%), 5.99%, 01/25/37(b)	1,958,419
641,451	Residential Asset Securitization Trust, Series 2006-A7CB, Class 2A5, (1 mo. Term SOFR + 0.364%), 5.69%, 07/25/36(b)	117,753
1,918,103	Residential Funding Mortgage Securities I, Inc. Trust, Series 2005-SA4, Class 2A1, 5.13%, 09/25/35(b)	1,189,100

83

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$5,735,244	Residential Funding Mortgage Securities I, Inc. Trust, Series 2006-SA2, Class 2A1, 5.35%, 08/25/36(b)	$3,930,622
82,324	Residential Funding Mortgage Securities I, Inc. Trust, Series 2006-SA3, Class 2A1, 5.72%, 09/25/36(b)	51,301
2,150,000	Residential Mortgage Loan Trust, Series 2020-1, Class B2, 4.67%, 01/26/60(b)(c)	1,565,157
3,750,000	Residential Mortgage Loan Trust, Series 2020-2, Class B2, 5.40%, 05/25/60(b)(c)	2,765,080
2,814,000	Residential Mortgage Loan Trust, Series 2021-1R, Class B1, 3.42%, 01/25/65(b)(c)	2,114,217
10,609,621	Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 12.19%, 07/25/56(c)(f)	1,016,204
16,580,163	Seasoned Credit Risk Transfer Trust, Series 2017-3, Class BIO, 0.72%, 07/25/56(b)(c)	1,602,050
4,696,115	Seasoned Credit Risk Transfer Trust, Series 2018-2, Class BX, 3.09%, 11/25/57(b)	1,569,676
2,604,391	Seasoned Credit Risk Transfer Trust, Series 2018-3, Class BX, 0.45%, 08/25/57(b)(c)	780,718
6,224,955	Seasoned Loans Structured Transaction Trust, Series 2020-3, Class M1, 4.75%, 04/26/60(b)(c)	5,967,319
100,000	SG Residential Mortgage Trust, Series 2019-3, Class B1, 4.08%, 09/25/59(b)(c)	78,368
175,000	SG Residential Mortgage Trust, Series 2020-2, Class B1, 4.25%, 05/25/65(b)(c)	129,314
257,000	SG Residential Mortgage Trust, Series 2020-2, Class M1, 3.19%, 05/25/65(b)(c)	195,966
5,204,996	SG Residential Mortgage Trust, Series 2022-2, Class A2, 5.35%, 08/25/62(b)(c)	4,970,413
2,425,000	Spruce Hill Mortgage Loan Trust, Series 2020-SH1, Class B2, 4.68%, 01/28/50(b)(c)	1,880,980
1,007,757	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 1A1, 4.87%, 05/25/35(b)	792,449
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,584,724	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 3.84%, 04/25/36(b)	$862,566
860,348	Structured Asset Mortgage Investments II Trust, Series 2006-AR4, Class 4A1, (1 mo. Term SOFR + 0.474%), 5.80%, 06/25/36(b)	823,040
2,905,936	Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 4A1, (1 mo. Term SOFR + 0.554%), 5.88%, 05/25/46(b)	977,054
1,051,089	Structured Asset Mortgage Investments II Trust, Series 2007-AR4, Class GA4B, (1 mo. Term SOFR + 0.474%), 5.80%, 09/25/47(b)	911,630
2,197,879	Structured Asset Securities Corp., Series 2005-RF3, Class 1A, (1 mo. Term SOFR + 0.464%), 5.79%, 06/25/35(b)(c)	1,859,827
13,255,904	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF3, Class 1A2, 6.00%, 10/25/36(c)	7,166,855
397,387	Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 3A3, 4.15%, 04/25/37(b)	235,446
129,218	Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 4A1, 4.43%, 04/25/37(b)	63,785
59,246	Thornburg Mortgage Securities Trust, Series 2007-3, Class 4A1, (12 mo. Term SOFR + 1.965%), 7.35%, 06/25/47(b)	57,480
4,000,000	TRK Trust, Series 2022-INV1, Class B1, 4.04%, 02/25/57(b)(c)	2,493,200
5,290,989	TVC Holdings Plc, Series 2021-1, Class A, 2.38%, 02/01/51(a)(e)	4,925,551
1,322,747	TVC Holdings Plc, Series 2021-1, Class CERT, 0.47%, 02/01/51(a)(e)(f)	1,150,966
3,951,000	TVC Mortgage Trust, Series 2023- RTL1, Class A1, STEP, 8.25%, 11/25/27(c)	3,929,278

84

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,343,000	Verus Securitization Trust, Series 2019-INV3, Class M1, 3.28%, 11/25/59(b)(c)	$2,908,270
3,162,000	Verus Securitization Trust, Series 2021-1, Class B1, 2.98%, 01/25/66(b)(c)	1,879,739
5,000,000	Verus Securitization Trust, Series 2022-1, Class B1, 4.01%, 01/25/67(b)(c)	2,941,547
2,680,000	Verus Securitization Trust, Series 2023-INV1, Class M1, 7.60%, 02/25/68(b)(c)	2,628,215
3,300,000	Vista Point Securitization Trust, Series 2020-2, Class B2, 5.16%, 04/25/65(b)(c)	2,426,433
25,663,379	Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 5.72%, 02/25/38(b)(c)	5,778,551
689,493	WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2A2, 3.77%, 07/25/37(b)	559,503
5,361,480	WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA4, Class 2A, (12 mo. Federal Reserve Cumulative Average USD + 0.798%), 5.60%, 05/25/47(b)	4,443,263
1,120,815	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-10, Class 1CB, 6.50%, 11/25/35	690,083
660,100	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-10, Class 2A6, 5.50%, 11/25/35	543,985
3,591,369	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1, Class 4CB, 6.50%, 02/25/36	2,747,506
3,710,015	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5, Class 3A3, STEP, 6.72%, 07/25/36	866,245
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,095,135	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR6, Class 2A, (12 mo. Federal Reserve Cumulative Average USD + 0.960%), 5.76%, 08/25/46(b)	$578,884
1,179,793	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-11, Class A1, 5.75%, 01/25/36	947,251
2,397,072	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-11, Class A7, 5.75%, 01/25/36	1,924,068
1,549,251	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-9, Class 5A3, (1 mo. Term SOFR + 1.464%), 6.25%, 11/25/35(b)	1,110,784
3,750,953	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-5, Class A6, 6.00%, 06/25/37	3,119,351
499,060	Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A1, (1 mo. Term SOFR + 0.434%), 5.76%, 03/25/37(b)	384,768
4,169,425	Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A2, (1 mo. Term SOFR + 6.566%), 1.24%, 03/25/37(b)(e)	232,154
883,535	Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A8, (1 mo. Term SOFR + 0.654%), 5.98%, 03/25/37(b)	683,227
794,406	Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A9, (1 mo. Term SOFR + 0.604%), 5.93%, 03/25/37(b)	617,183
1,049,790	Wells Fargo Mortgage Backed Securities Trust, Series 2008-AR1, Class A2, 4.43%, 03/25/38(b)	828,559
1,737,827	Western Mortgage Reference Notes, Series 2021-CL2, Class M1, (SOFR 30A + 3.150%), 8.47%, 07/25/59(b)(c)	1,714,560

85

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,445,283	Western Mortgage Reference Notes, Series 2021-CL2, Class M2, (SOFR 30A + 3.700%), 9.02%, 07/25/59(b)(c)	$2,413,375
		436,422,352
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.7%
721,032	Bayview Commercial Asset Trust, Series 2005-4A, Class M2, (1 mo. Term SOFR + 0.819%), 6.14%, 01/25/36(b)(c)	649,801
615,104	Bayview Commercial Asset Trust, Series 2005-4A, Class M3, (1 mo. Term SOFR + 0.864%), 6.19%, 01/25/36(b)(c)	553,621
899,044	Bayview Commercial Asset Trust, Series 2006-2A, Class B1, (1 mo. Term SOFR + 1.419%), 6.74%, 07/25/36(b)(c)	836,551
5,039,282	Bayview Commercial Asset Trust, Series 2007-4A, Class A1, (1 mo. Term SOFR + 0.789%), 6.11%, 09/25/37(b)(c)	4,510,381
6,098,560	Bayview Commercial Asset Trust, Series 2007-5A, Class A4, (1 mo. Term SOFR + 1.614%), 6.94%, 10/25/37(b)(c)	3,789,999
7,802,755	Bayview Commercial Asset Trust, Series 2007-6A, Class A4A, (1 mo. Term SOFR + 1.614%), 6.94%, 12/25/37(b)(c)	6,495,793
2,728,500	BX Commercial Mortgage Trust, Series 2019-XL, Class J, (1 mo. Term SOFR + 2.764%), 8.10%, 10/15/36(b)(c)	2,662,202
1,147,476	CBA Commercial Small Balance Commercial Mortgage, Series 2007-1A, Class A, STEP, 6.26%, 07/25/39(c)	1,015,419
875,530	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class M1, (1 mo. Term SOFR + 0.514%), 5.84%, 06/25/37(b)(c)	864,229
3,000,000	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class M2, (1 mo. Term SOFR + 0.714%), 6.04%, 06/25/37(b)(c)	2,412,473
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
$3,600,000	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-3A, Class M2, (1 mo. Term SOFR + 2.114%), 7.44%, 10/25/37(b)(c)	$2,990,822
1,412,240	Velocity Commercial Capital Loan Trust, Series 2018-2, Class M4, 5.32%, 10/26/48(b)(c)	1,131,790
515,681	Velocity Commercial Capital Loan Trust, Series 2018-2, Class M5, 6.36%, 10/26/48(b)(c)	389,695
1,087,834	Velocity Commercial Capital Loan Trust, Series 2019-1, Class M2, 4.01%, 03/25/49(b)(c)	899,819
1,298,508	Velocity Commercial Capital Loan Trust, Series 2019-1, Class M3, 4.12%, 03/25/49(b)(c)	1,007,703
1,538,475	Velocity Commercial Capital Loan Trust, Series 2019-1, Class M4, 4.61%, 03/25/49(b)(c)	1,161,444
1,046,981	Velocity Commercial Capital Loan Trust, Series 2019-1, Class M5, 5.70%, 03/25/49(b)(c)	787,412
285,177	Velocity Commercial Capital Loan Trust, Series 2019-2, Class M5, 4.93%, 07/25/49(b)(c)	236,388
1,896,873	Velocity Commercial Capital Loan Trust, Series 2021-1, Class M5, 3.97%, 05/25/51(b)(c)	1,294,793
1,241,259	Velocity Commercial Capital Loan Trust, Series 2021-2, Class M5, 4.01%, 08/25/51(b)(c)	858,863
1,241,259	Velocity Commercial Capital Loan Trust, Series 2021-2, Class M6, 4.92%, 08/25/51(b)(c)	848,108
2,404,063	Velocity Commercial Capital Loan Trust, Series 2021-2, Class M7, 6.54%, 08/25/51(b)(c)	1,629,881
4,447,016	Velocity Commercial Capital Loan Trust, Series 2021-3, Class M5, 4.33%, 10/25/51(b)(c)	2,968,674
1,969,995	Velocity Commercial Capital Loan Trust, Series 2021-4, Class M5, 5.68%, 12/26/51(b)(c)	1,375,151
3,762,214	Velocity Commercial Capital Loan Trust, Series 2021-4, Class M6, 6.96%, 12/26/51(b)(c)	2,551,474
4,555,389	Velocity Commercial Capital Loan Trust, Series 2022-1, Class M4, 5.20%, 02/25/52(b)(c)	3,295,625

86

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
$2,322,897	Velocity Commercial Capital Loan Trust, Series 2022-4, Class M2, 6.97%, 08/25/52(b)(c)	$2,126,124
1,987,080	Velocity Commercial Capital Loan Trust, Series 2022-4, Class M3, 7.53%, 08/25/52(b)(c)	1,674,012
3,953,602	Velocity Commercial Capital Loan Trust, Series 2023-2, Class M2, 8.00%, 05/25/53(b)(c)	3,787,799
1,239,676	Velocity Commercial Capital Loan Trust, Series 2023-3, Class M2, 8.27%, 08/25/53(b)(c)	1,215,063
1,239,676	Velocity Commercial Capital Loan Trust, Series 2023-3, Class M3, 9.32%, 08/25/53(b)(c)	1,218,448
3,000,000	Velocity Commercial Capital Loan Trust, Series 2023-4, Class M2, 9.08%, 11/25/53(a)(b)(c)	2,999,961
1,001,000	Velocity Commercial Capital Loan Trust, Series 2023-4, Class M4, 10.71%, 11/25/53(a)(b)(c)	925,053
		61,164,571
Total Non-Agency Mortgage-Backed Securities (Cost $592,683,956)		497,586,923

U.S. GOVERNMENT SPONSORED AGENCY MORTGAGE-BACKED SECURITIES — 0.1%
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
1,357,484	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class B2, (SOFR 30A + 10.114%), 15.44%, 07/25/29(b)	1,504,401
29,416	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-SPI2, Class M2, 3.84%, 05/25/48(b)(c)	27,908
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $1,318,490)		1,532,309

U.S. GOVERNMENT SECURITIES — 31.3%
U.S. Treasury Bonds — 24.0%
41,315,000	3.63%, 08/15/43	33,140,763
42,400,000	3.63%, 02/15/44	33,858,719
48,055,000	3.38%, 05/15/44	36,782,724
47,350,000	3.13%, 08/15/44	34,683,875
47,550,000	3.00%, 02/15/47	33,283,143
52,750,000	2.75%, 08/15/47	35,018,994
60,400,000	3.00%, 08/15/48	41,923,734
Principal Amount		Value
U.S. Treasury Bonds (continued)
$46,350,000	3.38%, 11/15/48	$34,561,529
47,000,000	3.00%, 02/15/49	32,606,250
47,300,000	2.88%, 05/15/49	31,995,863
81,560,000	1.25%, 05/15/50	36,227,296
103,400,000	1.63%, 11/15/50	51,102,219
82,250,000	2.38%, 05/15/51	49,391,767
78,500,000	3.00%, 08/15/52	54,266,191
		538,843,067
U.S. Treasury Notes — 7.3%
180,000,000	2.25%, 11/15/27	162,892,969
Total U.S. Government Securities (Cost $1,041,698,510)		701,736,036

CASH SWEEP — 6.0%
UNITED STATES — 6.0%
134,443,903	Citibank - US Dollars on Deposit in Custody Account, 2.10%(g)	134,443,903
Total Cash Sweep (Cost $134,443,903)		134,443,903

TOTAL INVESTMENTS — 99.7% (Cost $2,843,688,686)		$2,230,814,009
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		7,630,733
NET ASSETS — 100.0%		$2,238,444,742

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. The aggregate value of fair valued securities is $55,511,434 which is 2.48% of net assets and the cost is $61,703,992.
(b)	Floating rate security. Rate shown is the rate in effect as of October 31, 2023.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The aggregate value is $712,613,340, which is 31.84% of net assets. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors except as indicated in (e).
(d)	Perpetual security with no stated maturity date.
(e)	These securities have been determined to be illiquid in accordance with procedures adopted by the Fund’s Board of Directors.
(f)	Zero coupon security. The rate represents the yield at time of purchase.
(g)	The rate shown represents the current yield as of October 31, 2023.

87

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Reference Entity	Counterparty	Payment/ Expiration Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Depreciation
Total Return Swap Agreements
Total return swap with Barclays receiving total return of the Barclays US Mortgage Backed Securities Index over the initial level of 2,045.18 and paying a (SOFR RATE + 0.750%) at expiration date	Barclays Bank Plc	02/06/2024	$50,000	$(5,003,387)	$–	$(5,003,387)
Total return swap with Barclays receiving total return of the Barclays US Mortgage Backed Securities Index over the initial level of 2,061.53 and paying a (SOFR RATE + 0.750%) at expiration date	Barclays Bank Plc	03/15/2024	50,000	(5,084,696)	–	(5,084,696)
Total return swap with Barclays receiving total return of the Barclays US Mortgage Backed Securities Index over the initial level of 2,107.78 and paying a (SOFR RATE + 0.750%) at expiration date	Barclays Bank Plc	05/06/2024	50,000	(5,732,542)	–	(5,732,542)
Total return swap with Barclays receiving total return of the Barclays US Mortgage Backed Securities Index over the initial level of 2,088.50 and paying a (SOFR RATE + 0.750%) at expiration date	Barclays Bank Plc	05/14/2024	50,000	(5,260,420)	–	(5,260,420)
Total return swap with Barclays receiving total return of the Barclays US Mortgage Backed Securities Index over the initial level of 1,945.47 and paying a (SOFR RATE + 0.750%) at expiration date	Barclays Bank Plc	12/04/2024	50,000	(206,293)	–	(206,293)
Total Return Swap Agreements						$(21,287,338)

The following abbreviations are used in the report:

CLO — Collateralized Loan Obligation
ETF — Exchange-Traded Fund
LIBOR — London Interbank Offered Rate
MTN — Medium Term Note
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate
SOFR 30A — Secured Overnight Financing Rate 30 Day Average USD
SPDR — Standard & Poor’s Depositary Receipt
STEP — Step Coupon Bond
USD — U.S. Dollar

88

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments	October 31, 2023

Principal Amount		Value
MUNICIPAL BONDS — 0.6%
California — 0.3%
$4,500,000	University of California University & College Improvements Revenue Bonds, Series BG, 1.61%, 05/15/30	$3,521,711
Pennsylvania — 0.3%
5,000,000	Pennsylvania State University Refunding Revenue Bonds, Series D, 1.65%, 09/01/25	4,682,493
Total Municipal Bonds (Cost $9,500,000)		8,204,204

CORPORATE BONDS — 25.9%
Banks — 6.9%
2,500,000	Banco Santander SA, 5.59%, 08/08/28	2,409,275
5,470,000	Bank of America Corp., (SOFR RATE + 0.960%), 1.73%, 07/22/27(a)	4,827,000
5,000,000	Bank of America Corp. GMTN, (SOFR RATE + 1.370%), 1.92%, 10/24/31(a)	3,702,018
2,695,000	Bank of New York Mellon Corp. (The) MTN, (SOFR RATE + 1.418%), 4.29%, 06/13/33(a)	2,324,518
5,000,000	Barclays Plc, (SOFR RATE + 1.880%), 6.50%, 09/13/27(a)	4,952,726
5,000,000	BPCE SA, 1.00%, 01/20/26(b)	4,471,538
6,295,000	Citigroup, Inc., (3 mo. Term SOFR + 1.652%), 3.67%, 07/24/28(a)	5,705,360
5,000,000	Citigroup, Inc., (SOFR RATE + 2.661%), 6.17%, 05/25/34(a)	4,657,506
5,959,000	Credit Suisse AG GMTN, 3.70%, 02/21/25	5,738,858
2,000,000	Danske Bank A/S MTN, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.550%), 0.98%, 09/10/25(a)(b)	1,904,787
6,500,000	Fifth Third Bancorp, (SOFR RATE + 2.340%), 6.34%, 07/27/29(a)	6,301,987
Principal Amount		Value
Banks (continued)
$7,136,000	JPMorgan Chase & Co., (SOFR RATE + 1.015%), 2.07%, 06/01/29(a)	$5,934,785
3,369,000	JPMorgan Chase & Co., (3 mo. Term SOFR + 1.522%), 4.20%, 07/23/29(a)	3,091,381
5,000,000	JPMorgan Chase & Co., (SOFR RATE + 2.080%), 4.91%, 07/25/33(a)	4,500,270
5,000,000	Mitsubishi UFJ Financial Group, Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.750%), 1.54%, 07/20/27(a)	4,416,743
11,167,000	Morgan Stanley, (SOFR RATE + 2.620%), 5.30%, 04/20/37(a)	9,704,053
5,000,000	PNC Financial Services Group, Inc. (The), 3.90%, 04/29/24	4,940,621
5,423,000	Sumitomo Mitsui Financial Group, Inc., 2.63%, 07/14/26	4,969,741
6,000,000	Toronto-Dominion Bank (The) GMTN, 5.53%, 07/17/26	5,936,335
5,903,000	Truist Financial Corp. MTN, (SOFR RATE + 2.050%), 6.05%, 06/08/27(a)	5,782,700
		96,272,202
Communication Services — 0.7%
5,000,000	Amazon.com, Inc., 3.60%, 04/13/32	4,348,048
5,720,000	Comcast Corp., 4.15%, 10/15/28	5,347,032
		9,695,080
Consumer Discretionary — 3.5%
5,000,000	AutoZone, Inc., 4.50%, 02/01/28	4,729,820
2,500,000	Brown University, Series A, 1.91%, 09/01/30	1,976,472
6,000,000	Church & Dwight Co., Inc., 5.60%, 11/15/32	5,884,234
2,630,000	DR Horton, Inc., 1.40%, 10/15/27	2,217,948
5,465,000	Equifax, Inc., 2.60%, 12/01/24	5,264,953
2,994,000	General Motors Financial Co., Inc., 6.00%, 01/09/28	2,941,692

89

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
Consumer Discretionary (continued)
$3,510,000	Southwest Airlines Co., 5.13%, 06/15/27	$3,388,156
5,135,000	Target Corp., 4.50%, 09/15/32	4,668,379
4,525,000	Toyota Motor Credit Corp., 4.45%, 05/18/26	4,418,770
4,985,000	Verisk Analytics, Inc., 4.00%, 06/15/25	4,828,694
2,135,000	Warnermedia Holdings, Inc., 6.41%, 03/15/26	2,130,509
6,000,000	Warnermedia Holdings, Inc., 3.76%, 03/15/27	5,527,266
		47,976,893
Energy — 2.0%
8,157,000	BP Capital Markets America, Inc., 4.81%, 02/13/33	7,471,753
5,000,000	Enbridge, Inc., 5.70%, 03/08/33	4,683,724
5,567,000	Energy Transfer LP, 4.95%, 06/15/28	5,264,464
5,370,000	Sabine Pass Liquefaction LLC, 5.88%, 06/30/26	5,329,711
5,000,000	Williams Cos., Inc. (The), 3.75%, 06/15/27	4,621,426
		27,371,078
Financial Services — 3.9%
3,100,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.10%, 01/15/27	3,050,204
5,000,000	Air Lease Corp., 5.85%, 12/15/27	4,888,216
2,995,000	American Express Co., (SOFR RATE + 1.330%), 6.34%, 10/30/26(a)	3,003,655
5,000,000	Andrew W Mellon Foundation (The), Series 2020, 0.95%, 08/01/27	4,249,784
3,000,000	Aon Corp./Aon Global Holdings Plc, 2.85%, 05/28/27	2,714,328
5,000,000	Athene Global Funding, 1.73%, 10/02/26(b)	4,344,590
5,000,000	Capital One Financial Corp., (SOFR RATE + 0.690%), 1.34%, 12/06/24(a)	4,949,669
3,155,000	Capital One Financial Corp., (SOFR RATE + 2.640%), 6.31%, 06/08/29(a)	3,022,255
2,490,000	Charles Schwab Corp. (The), 2.45%, 03/03/27	2,196,213
Principal Amount		Value
Financial Services (continued)
$3,235,000	Charles Schwab Corp. (The), 2.00%, 03/20/28	$2,702,985
5,000,000	Diageo Capital Plc, 5.20%, 10/24/25	4,976,271
5,000,000	Metropolitan Life Global Funding I, 5.40%, 09/12/28(b)	4,881,903
5,105,000	Moody’s Corp., 4.25%, 08/08/32	4,513,427
6,070,000	Public Storage Operating Co. REIT, 1.85%, 05/01/28	5,145,435
		54,638,935
Health Care — 3.2%
5,000,000	AbbVie, Inc., 3.20%, 11/21/29	4,360,779
3,235,000	Cigna Group (The), 1.25%, 03/15/26	2,910,176
6,241,000	CVS Health Corp., 5.25%, 01/30/31	5,881,602
5,000,000	Haleon US Capital LLC, 3.38%, 03/24/27	4,612,657
3,302,000	HCA, Inc., 5.38%, 09/01/26	3,229,214
6,000,000	Kenvue, Inc., 4.90%, 03/22/33	5,635,017
5,330,000	Laboratory Corp. of America Holdings, 1.55%, 06/01/26	4,771,965
5,000,000	Pfizer Investment Enterprises Pte Ltd., 4.75%, 05/19/33	4,605,536
5,000,000	Stryker Corp., 1.15%, 06/15/25	4,647,719
3,430,000	Zoetis, Inc., 5.40%, 11/14/25	3,404,853
		44,059,518
Industrials — 1.4%
1,404,000	Caterpillar Financial Services Corp. MTN, 3.40%, 05/13/25	1,359,921
4,745,000	John Deere Capital Corp. MTN, 4.95%, 07/14/28	4,631,153
3,500,000	Magna International, Inc., 3.63%, 06/15/24	3,447,160
3,350,000	Ryder System, Inc., 6.30%, 12/01/28	3,348,392
2,000,000	Veralto Corp., 5.50%, 09/18/26(b)	1,979,682

90

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
Industrials (continued)
$5,000,000	Waste Connections, Inc., 4.20%, 01/15/33	$4,347,703
		19,114,011
Information Technology — 0.8%
4,871,000	Hewlett Packard Enterprise Co., 4.90%, 10/15/25	4,774,025
7,545,000	PayPal Holdings, Inc., 2.85%, 10/01/29	6,422,105
		11,196,130
Materials — 2.1%
5,000,000	Air Products and Chemicals, Inc., 4.80%, 03/03/33	4,686,213
6,000,000	BHP Billiton Finance USA Ltd., 5.10%, 09/08/28	5,852,507
4,730,000	DuPont de Nemours, Inc., 4.49%, 11/15/25	4,608,719
5,000,000	Georgia-Pacific LLC, 1.75%, 09/30/25(b)	4,635,595
5,250,000	Nucor Corp., 2.00%, 06/01/25	4,940,361
3,996,000	Sherwin-Williams Co. (The), 3.45%, 08/01/25	3,830,608
		28,554,003
Utilities — 1.4%
1,690,000	Duke Energy Corp., 2.65%, 09/01/26	1,548,769
5,000,000	National Rural Utilities Cooperative Finance Corp. MTN, 5.05%, 09/15/28	4,858,901
3,681,371	SCE Recovery Funding LLC, Series A-1, 0.86%, 11/15/31	3,034,327
5,610,000	Southern California Edison Co., 5.65%, 10/01/28	5,557,796
5,000,000	Xcel Energy, Inc., 3.30%, 06/01/25	4,796,317
		19,796,110
Total Corporate Bonds (Cost $384,165,102)		358,673,960
Principal Amount		Value
ASSET-BACKED SECURITIES — 7.2%
BERMUDA — 0.3%
Collateralized Loan Obligations — 0.3%
$5,000,000	Trinitas CLO XXIII Ltd., Series 2023-23A, Class A, (3 mo. Term SOFR + 1.800%), 7.14%, 10/20/36(a)(b)	$4,986,571
CAYMAN ISLANDS — 3.7%
Collateralized Loan Obligations — 3.7%
3,500,000	AGL CLO 10 Ltd., Series 2021-10A, Class B, (3 mo. Term SOFR + 1.762%), 7.16%, 04/15/34(a)(b)	3,419,738
4,500,000	Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class BR, (3 mo. Term SOFR + 1.962%), 7.36%, 10/15/34(a)(b)	4,424,998
1,500,000	Flatiron CLO 17 Ltd., Series 2017-1A, Class BR, (3 mo. Term SOFR + 1.712%), 7.08%, 05/15/30(a)(b)	1,475,304
2,000,000	Flatiron CLO 19 Ltd., Series 2019-1A, Class BR, (3 mo. Term SOFR + 1.812%), 7.18%, 11/16/34(a)(b)	1,963,098
3,500,000	Golub Capital Partners CLO Ltd., Series 2020-50A, Class BR, (3 mo. Term SOFR + 1.950%), 7.37%, 04/20/35(a)(b)	3,426,911
1,500,000	LCM XXIV Ltd., Series 24A, Class BR, (3 mo. Term SOFR + 1.662%), 7.08%, 03/20/30(a)(b)	1,473,513
1,750,000	OCP CLO Ltd., Series 2019-17A, Class BR, (3 mo. Term SOFR + 1.862%), 7.28%, 07/20/32(a)(b)	1,716,733
4,500,000	Octagon 55 Ltd., Series 2021-1A, Class B, (3 mo. Term SOFR + 1.912%), 7.33%, 07/20/34(a)(b)	4,410,626
4,500,000	Palmer Square CLO Ltd., Series 2022-1A, Class B, (3 mo. Term SOFR + 1.800%), 7.22%, 04/20/35(a)(b)	4,394,526
3,000,000	Palmer Square CLO Ltd., Series 2023-4A, Class B, (3 mo. Term SOFR + 2.150%), 7.56%, 10/20/33(a)(b)	2,976,134

91

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
CAYMAN ISLANDS (continued)
Collateralized Loan Obligations (continued)
$4,000,000	Palmer Square Loan Funding Ltd., Series 2021-3A, Class A2, (3 mo. Term SOFR + 1.662%), 7.08%, 07/20/29(a)(b)	$3,960,224
5,000,000	Rad CLO 1 Ltd., Series 2018-1A, Class BR, (3 mo. Term SOFR + 1.662%), 7.06%, 07/15/31(a)(b)	4,893,603
3,000,000	Regatta XXI Funding Ltd., Series 2021-3A, Class B, (3 mo. Term SOFR + 1.962%), 7.38%, 10/20/34(a)(b)	2,937,324
4,700,000	RRX 3 Ltd., Series 2021-3A, Class A2, (3 mo. Term SOFR + 2.012%), 7.41%, 04/15/34(a)(b)	4,639,033
5,000,000	RRX 7 Ltd., Series 2022-7A, Class A2, (3 mo. Term SOFR + 2.000%), 7.39%, 07/15/35(a)(b)	4,922,293
		51,034,058
UNITED STATES — 3.2%
Other Asset-Backed Securities — 3.2%
3,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2022-5A, Class A, 6.12%, 04/20/27(b)	2,983,809
2,272,440	Capital One Prime Auto Receivables Trust, Series 2021-1, Class A3, 0.77%, 09/15/26	2,182,335
1,500,000	CarMax Auto Owner Trust, Series 2021-1, Class B, 0.74%, 10/15/26	1,387,998
168,466	CarMax Auto Owner Trust, Series 2021-2, Class A3, 0.52%, 02/17/26	163,988
1,000,000	CarMax Auto Owner Trust, Series 2022-2, Class A3, 3.49%, 02/16/27	975,808
5,000,000	CarMax Auto Owner Trust, Series 2022-4, Class A3, 5.34%, 08/16/27	4,950,759
2,250,000	CarMax Auto Owner Trust, Series 2023-4, Class A3, 6.00%, 07/17/28	2,265,932
1,500,000	CNH Equipment Trust, Series 2021- C, Class A4, 1.16%, 10/16/28	1,355,697
540,837	Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A, 0.96%, 02/15/30(b)	535,374
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$3,750,000	Daimler Trucks Retail Trust, Series 2023-1, Class A3, 5.90%, 03/15/27	$3,746,349
191,783	Enterprise Fleet Financing LLC, Series 2020-2, Class A2, 0.61%, 07/20/26(b)	190,210
740,799	Enterprise Fleet Financing LLC, Series 2021-3, Class A2, 0.77%, 08/20/27(b)	717,432
4,000,000	Ford Credit Auto Owner Trust, Series 2020-2, Class A, 1.06%, 04/15/33(b)	3,635,653
2,000,000	Honda Auto Receivables Owner Trust, Series 2023-2, Class A3, 4.93%, 11/15/27	1,967,740
661,369	HPEFS Equipment Trust, Series 2021- 2A, Class B, 0.61%, 09/20/28(b)	659,372
1,379,072	Navient Private Education Refi Loan Trust, Series 2021-BA, Class A, 0.94%, 07/15/69(b)	1,170,994
2,231,280	Navient Private Education Refi Loan Trust, Series 2021-CA, Class A, 1.06%, 10/15/69(b)	1,888,470
2,000,000	PFS Financing Corp., Series 2021-A, Class A, 0.71%, 04/15/26(b)	1,950,126
500,630	Sofi Professional Loan Program Trust, Series 2018-B, Class A2FX, 3.34%, 08/25/47(b)	484,688
562,611	Sofi Professional Loan Program Trust, Series 2021-A, Class AFX, 1.03%, 08/17/43(b)	462,948
1,800,000	Synchrony Card Funding LLC, Series 2022-A1, Class A, 3.37%, 04/15/28	1,734,305
1,949,109	Tesla Auto Lease Trust, Series 2021-B, Class A3, 0.60%, 09/22/25(b)	1,908,252
1,000,000	Tesla Auto Lease Trust, Series 2023-A, Class A3, 5.89%, 06/22/26(b)	995,168
2,457,000	Verizon Master Trust, Series 2022-7, Class A1A, 5.23%, 11/22/27	2,435,290
2,500,000	Verizon Owner Trust, Series 2020-C, Class B, 0.67%, 04/21/25	2,483,321
92

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$830,554	World Omni Auto Receivables Trust, Series 2020-C, Class A3, 0.48%, 11/17/25	$817,776
		44,049,794
Total Asset-Backed Securities (Cost $102,731,357)		100,070,423

NON-AGENCY MORTGAGE-BACKED SECURITIES — 0.0%
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.0%
468,360	JP Morgan Tax-Exempt Pass-Through Trust, Series 2012-AMT1, Class A, 3.00%, 01/27/38(b)	407,946
Total Non-Agency Mortgage-Backed Securities (Cost $473,954)		407,946

U.S. GOVERNMENT AGENCIES — 0.3%
Federal Farm Credit Banks Funding Corp. — 0.3%
5,000,000	5.65%, 07/25/33	4,813,526
Total U.S. Government Agencies (Cost $5,000,000)		4,813,526

U.S. GOVERNMENT SECURITIES — 64.5%
U.S. Treasury Bonds — 3.1%
16,000,000	3.38%, 08/15/42	12,446,250
44,926,000	2.88%, 05/15/52	30,218,000
		42,664,250
U.S. Treasury Inflation Indexed Notes — 2.5%
36,142,963	1.25%, 04/15/28(c)	34,188,631
U.S. Treasury Notes — 58.9%
10,369,000	2.38%, 08/15/24	10,119,496
4,691,000	4.75%, 07/31/25	4,659,666
39,764,000	2.00%, 08/15/25	37,643,771
22,783,000	2.25%, 11/15/25	21,546,844
52,522,000	4.75%, 10/15/26	52,128,085
33,751,000	2.75%, 07/31/27	31,309,326
40,212,000	4.13%, 10/31/27	39,134,444
44,140,000	3.88%, 12/31/27	42,519,234
15,940,000	4.00%, 02/29/28	15,419,459
82,883,000	4.00%, 06/30/28	80,050,085
51,181,000	1.00%, 07/31/28	42,878,082
95,400,000	4.13%, 07/31/28	92,586,445
12,458,000	4.88%, 10/31/28	12,491,092
3,249,000	2.63%, 02/15/29	2,911,409
973,000	3.88%, 11/30/29	920,511
41,397,000	3.88%, 12/31/29	39,136,335
Principal Amount		Value
U.S. Treasury Notes (continued)
$34,069,000	1.50%, 02/15/30	$27,887,340
77,725,000	4.00%, 07/31/30	73,717,305
7,000,000	4.13%, 08/31/30	6,685,000
16,000,000	4.13%, 11/15/32	15,106,875
190,029,000	3.38%, 05/15/33	168,442,893
		817,293,697
Total U.S. Government Securities (Cost $946,905,750)		894,146,578

Shares
INVESTMENT COMPANY — 0.8%
11,024,552	Federated Hermes Government Obligations Fund, 5.26%(d)	11,024,552
Total Investment Company (Cost $11,024,552)		11,024,552

TOTAL INVESTMENTS — 99.3% (Cost $1,459,800,715)		$1,377,341,189
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.7%		9,478,271
NET ASSETS — 100.0%		$1,386,819,460

(a)	Floating rate security. Rate shown is the rate in effect as of October 31, 2023.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors.
(c)	Inflation protected security.
(d)	The rate shown represents the current yield as of October 31, 2023.

The following abbreviations are used in the report:

CLO — Collateralized Loan Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

SOFR — Secured Overnight Financing Rate

93

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments	October 31, 2023

Principal Amount		Value
MUNICIPAL BONDS — 93.4%
Alabama — 0.4%
$1,500,000	City of Huntsville Warrants Refunding GO, Series A, 5.00%, 08/01/26(a)	$1,510,813
13,000,000	Water Works Board of the City of Birmingham Water Utility Improvements Revenue Bonds, Series B, 5.00%, 01/01/45(a)	13,178,055
		14,688,868
Arizona — 1.5%
1,715,000	Arizona Board of Regents Advance Refunding COP, Series A, 5.00%, 06/01/24	1,725,878
12,270,000	Arizona Department of Transportation State Highway Fund Refunding Revenue Bonds, 5.00%, 07/01/24	12,363,036
5,000,000	Arizona Department of Transportation State Highway Fund Refunding Revenue Bonds, 5.00%, 07/01/32	5,466,510
10,000,000	Arizona Transportation Board Refunding Revenue Bonds, 5.00%, 07/01/24	10,075,824
1,250,000	Arizona Water Infrastructure Finance Authority Refunding Revenue Bonds, Series A, 5.00%, 10/01/26	1,262,355
5,000,000	City of Phoenix Civic Improvement Corp. Current Refunding Revenue Bonds, 5.00%, 07/01/29	5,131,891
5,000,000	City of Phoenix Civic Improvement Corp. Current Refunding Revenue Bonds, 5.00%, 07/01/31	5,135,676
7,500,000	Salt River Project Agricultural Improvement & Power District Advance Refunding Revenue Bonds, 5.00%, 01/01/30	7,863,983
3,950,000	Salt River Project Agricultural Improvement & Power District Advance Refunding Revenue Bonds, Series A, 5.00%, 01/01/33	4,091,175
Principal Amount		Value
Arizona (continued)
$5,250,000	Town of Gilbert Public Improvements GO, 5.00%, 07/15/25	$5,358,662
		58,474,990
California — 5.8%
5,000,000	Bay Area Toll Authority Refunding Revenue Bonds, Series B2, 2.22%, 04/01/47(b)	5,000,000
10,000,000	California Infrastructure & Economic Development Bank Water Utility Improvements Revenue Bonds, 5.00%, 10/01/36	10,909,013
10,000,000	City of Los Angeles Department of Airports Airport & Marina Improvements Revenue Bonds, 5.00%, 05/15/30	10,270,023
4,735,000	City of Los Angeles Department of Airports Airport & Marina Improvements Revenue Bonds, 5.00%, 05/15/32	4,883,779
1,500,000	City of Los Angeles Department of Airports Current Refunding Revenue Bonds, 5.00%, 05/15/26	1,519,911
2,250,000	City of Los Angeles Department of Airports Current Refunding Revenue Bonds, 5.00%, 05/15/27	2,287,498
4,340,000	City of San Francisco CA Public Utilities Commission Water Revenue Cash Flow Management Revenue Bonds, Sub-Series C, 5.00%, 11/01/31	4,810,551
2,000,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/24	2,020,221
6,200,000	Los Angeles Community College District University & College Improvements GO, Series A-2, 5.50%, 08/01/24	6,194,064
4,325,000	Los Angeles Department of Water & Power Water System Revenue Water Utility Improvements Revenue Bonds, Series A, 5.00%, 07/01/26	4,490,722
5,000,000	Los Angeles Department of Water & Power Water System Revenue Water Utility Improvements Revenue Bonds, Series A, 5.00%, 07/01/27	5,268,640

94

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
California (continued)
$6,850,000	San Bernardino Community College District Advance Refunding GO, 1.61%, 08/01/27	$6,002,577
2,335,000	San Diego County Water Authority Current Refunding Revenue Bonds, Series A, 5.00%, 05/01/29	2,527,939
18,115,000	San Francisco City & County Airport Comm-San Francisco International Airport Refunding Revenue Bonds, Series C, 5.00%, 05/01/30	18,528,160
4,415,000	State of California Current Refunding GO, 5.00%, 10/01/25	4,521,894
14,000,000	State of California Current Refunding GO, 5.00%, 12/01/25	14,358,588
10,000,000	State of California Current Refunding GO, 5.00%, 10/01/37	10,582,506
9,500,000	State of California Current Refunding GO, 5.00%, 04/01/27	9,903,802
15,000,000	State of California Current Refunding GO, (AGM), 5.25%, 08/01/32	16,418,649
11,250,000	State of California Public Improvements GO, 5.00%, 09/01/25	11,510,355
8,500,000	State of California Public Improvements GO, 5.00%, 09/01/26	8,801,871
5,000,000	State of California Public Improvements GO, 5.00%, 09/01/31	5,428,746
3,000,000	State of California Public Improvements GO, 5.00%, 03/01/26	3,049,358
5,715,000	State of California Public Improvements GO, 5.00%, 10/01/27	5,893,094
8,000,000	State of California Refunding GO, 5.00%, 10/01/25	8,083,256
10,000,000	State of California School Improvements GO, 1.75%, 11/01/30	7,840,573
5,000,000	State of California Water Utility Improvements GO, 5.22%, 03/01/24	4,991,927
Principal Amount		Value
California (continued)
$5,000,000	State of California Water Utility Improvements GO, 5.00%, 04/01/28	$5,279,298
7,265,000	State of California Water Utility Improvements GO, 5.00%, 04/01/29	7,750,046
10,000,000	University of California University & College Improvements Revenue Bonds, Series BK, 5.00%, 05/15/32	11,083,771
		220,210,832
Colorado — 1.2%
2,375,000	Adams & Arapahoe Joint School District 28J Aurora Current Refunding GO, (State Aid Withholding), 5.00%, 12/01/23	2,377,155
3,225,000	Adams & Arapahoe Joint School District 28J Aurora Current Refunding GO, (State Aid Withholding), 5.00%, 12/01/24	3,267,436
3,000,000	Adams & Weld Counties School District No 27J Brighton Improvements GO, (State Aid Withholding), 5.00%, 12/01/23	3,002,278
6,175,000	City & County of Denver Co. Airport System Refunding Revenue Bonds, Series A, 5.00%, 11/15/36	6,176,436
2,225,000	City & County of Denver Co. Airport System Refunding Revenue Bonds, Series C, 5.00%, 11/15/27	2,328,132
11,220,000	City & County of Denver Co. Airport System Revenue Airport & Marina Improvements Refunding Revenue Bonds, Series A, 5.00%, 12/01/28	11,445,795
10,000,000	City & County of Denver Co. Airport System Revenue, Series A, 5.00%, 12/01/32	10,097,463
5,000,000	City & County of Denver Refunding COP, 5.00%, 12/01/23	5,003,715
2,060,000	Colorado Higher Education Refunding COP, Series A, 5.00%, 11/01/24	2,083,667
		45,782,077

95

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
Connecticut — 1.9%
$5,000,000	Connecticut State Health & Educational Facilities Authority University & College Improvements Revenue Bonds, Series C-1, 5.00%, 07/01/40(b)	$5,280,365
11,200,000	Connecticut State Health & Educational Facilities Authority University & College Improvements Revenue Bonds, Series S, 5.00%, 07/01/27	11,742,705
1,000,000	Metropolitan District Refunding Notes GO, 5.00%, 03/01/25	1,003,984
5,860,000	Metropolitan District Refunding Notes GO, Series C, (AGM), 5.00%, 11/01/25	5,995,743
7,000,000	State of Connecticut Current Refunding GO, Series B, 5.00%, 08/01/24	7,059,415
2,000,000	State of Connecticut Current Refunding GO, Series D, 5.00%, 09/15/24	2,019,357
9,345,000	State of Connecticut Public Improvements GO, Series A, 5.00%, 01/15/26	9,575,793
6,000,000	State of Connecticut Public Improvements GO, Series A, 3.85%, 09/15/27	5,701,493
6,775,000	State of Connecticut Special Tax Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/30	7,266,407
10,000,000	State of Connecticut Special Tax Highway Improvements Revenue Bonds, Series A, 5.00%, 01/01/35	10,344,460
1,900,000	State of Connecticut Transportation Infrastructure Refunding Revenue Bonds, 5.00%, 09/01/24	1,917,996
5,000,000	State of Connecticut Transportation Infrastructure Revenue Bonds, Series A, 5.00%, 09/01/27	5,034,704
		72,942,422
Principal Amount		Value
Delaware — 1.6%
$10,000,000	Delaware State Health Facilities Authority Current Refunding Revenue Bonds, 5.00%, 10/01/45	$9,876,817
9,430,000	Delaware Transportation Authority Current Refunding Revenue Bonds, 5.00%, 07/01/28	9,987,559
6,780,000	Delaware Transportation Authority Public Improvements Revenue Bonds, 5.00%, 07/01/27	7,089,553
2,240,000	Delaware Transportation Authority Public Improvements Revenue Bonds, 5.00%, 07/01/35	2,436,035
7,705,000	State of Delaware Current Refunding GO, Series A, 5.00%, 10/01/27	8,113,008
10,800,000	State of Delaware Public Facilities GO, 5.00%, 02/01/25	10,969,009
9,650,000	State of Delaware Public Facilities GO, 5.00%, 02/01/26	9,925,136
2,885,000	State of Delaware Public Improvements GO, 5.00%, 03/01/24	2,896,554
		61,293,671
District of Columbia — 2.3%
4,000,000	District of Columbia Current Refunding GO, Series B, 5.00%, 06/01/24	4,027,893
3,660,000	District of Columbia Current Refunding Revenue Bonds, Series C, 5.00%, 12/01/26	3,796,549
1,490,000	District of Columbia Public Improvements GO, Series A, 5.00%, 01/01/38	1,566,664
4,145,000	District of Columbia Public Improvements Revenue Bonds, Series A, 5.00%, 03/01/25	4,209,367
8,800,000	District of Columbia Public Improvements Revenue Bonds, Series A, 5.00%, 03/01/26	9,045,386
3,500,000	District of Columbia Public Improvements Revenue Bonds, Series B, 5.00%, 10/01/27	3,670,977

96

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
District of Columbia (continued)
$5,000,000	District of Columbia Transit Improvements Revenue Bonds, Series A, 5.00%, 07/01/34	$5,437,603
2,750,000	District of Columbia Transit Improvements Revenue Bonds, Series A, 5.00%, 07/01/35	2,973,791
4,500,000	District of Columbia Transit Improvements Revenue Bonds, Series A, 5.00%, 07/01/36	4,822,580
10,000,000	District of Columbia Transit Improvements Revenue Bonds, Series A, 5.00%, 07/01/47	10,176,614
7,185,000	District of Columbia Transit Improvements Revenue Bonds, Series B, 3.81%, 07/01/30	6,514,161
6,000,000	District of Columbia Transit Improvements Revenue Bonds, Series B, 3.86%, 07/01/31	5,357,204
10,000,000	District of Columbia Water & Sewer Authority Revenue Bonds, Series A, 5.00%, 10/01/52	9,911,262
5,000,000	Metropolitan Washington Airports Authority Aviation Current Refunding Revenue Bonds, 5.00%, 10/01/25	5,047,296
8,875,000	Metropolitan Washington Airports Authority Aviation Current Refunding Revenue Bonds, Series A, 5.00%, 10/01/24	8,918,696
		85,476,043
Florida — 1.0%
5,650,000	State of Florida Department of Transportation Turnpike System Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/34	6,203,059
6,545,000	State of Florida Department of Transportation Turnpike System Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/37	6,970,917
Principal Amount		Value
Florida (continued)
$2,545,000	State of Florida Department of Transportation Turnpike System Revenue Highway Improvements Revenue Bonds, Series B, 5.00%, 07/01/25	$2,590,715
2,670,000	State of Florida Department of Transportation Turnpike System Revenue Highway Improvements Revenue Bonds, Series B, 5.00%, 07/01/26	2,754,443
2,805,000	State of Florida Department of Transportation Turnpike System Revenue Highway Improvements Revenue Bonds, Series B, 5.00%, 07/01/27	2,933,067
2,945,000	State of Florida Department of Transportation Turnpike System Revenue Highway Improvements Revenue Bonds, Series B, 5.00%, 07/01/28	3,112,648
4,080,000	State of Florida Lottery Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/24	4,109,333
4,720,000	State of Florida Lottery Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/27	4,930,557
4,960,000	State of Florida Lottery Revenue Refunding Revenue Bonds, Series A, 5.00%, 07/01/28	5,246,716
		38,851,455
Georgia — 1.9%
15,000,000	Brookhaven Development Authority Revenue Bonds, Series A, 4.00%, 07/01/44	12,939,839
9,280,000	City of Atlanta GA Airport Passenger Facility Charge Airport & Marina Improvements Revenue Bonds, Sub-Series D, 5.00%, 07/01/34	9,435,543
12,890,000	City of Atlanta GA Airport Passenger Facility Charge Airport & Marina Improvements Revenue Bonds, Sub-Series D, 5.00%, 07/01/35	13,039,070

97

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
Georgia (continued)
$10,000,000	City of Atlanta GA Department of Aviation Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/27	$10,414,750
5,000,000	City of Atlanta GA Department of Aviation Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/28	5,269,278
5,500,000	City of Atlanta GA Department of Aviation Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/27	5,596,112
10,000,000	State of Georgia Current Refunding GO, Series C, 5.00%, 01/01/31	10,895,472
5,610,000	State of Georgia School Improvements GO, Series A, Group 2, 5.00%, 08/01/31	6,077,894
		73,667,958
Hawaii — 3.2%
7,775,000	City & County of Honolulu GO, Series E, 5.00%, 03/01/30	8,332,747
10,000,000	City & County of Honolulu HI Refunding GO, Series A, 5.00%, 09/01/25	10,204,729
10,000,000	City & County of Honolulu Transit Improvements GO, Series E, 5.00%, 03/01/29	10,624,364
2,000,000	State of Hawaii Airports System Current Refunding Revenue Bonds, Series E, 1.71%, 07/01/26	1,816,590
10,000,000	State of Hawaii Airports System Refunding Revenue Bonds, Series D, 5.00%, 07/01/33	10,587,161
6,015,000	State of Hawaii Airports System Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/34	6,041,411
10,350,000	State of Hawaii Airports System Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/31	10,599,413
Principal Amount		Value
Hawaii (continued)
$6,235,000	State of Hawaii Airports System Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/32	$6,383,853
2,500,000	State of Hawaii Airports System Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/35	2,505,590
4,165,000	State of Hawaii Harbor System Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/27	4,256,137
7,330,000	State of Hawaii Harbor System Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/28	7,544,326
10,420,000	State of Hawaii Harbor System Revenue Airport & Marina Improvements Revenue Bonds, Series A, 4.00%, 07/01/31	9,922,779
3,000,000	State of Hawaii Public Facilities GO, Series GK, 4.93%, 10/01/28	2,960,611
20,000,000	State of Hawaii Public Facilities GO, Series GK, 5.06%, 10/01/29	19,738,706
5,000,000	State of Hawaii Public Facilities GO, Series GK, 5.13%, 10/01/30	4,916,772
4,360,000	State of Hawaii Public Facilities GO, Series GK, 5.15%, 10/01/31	4,259,916
2,000,000	State of Hawaii Public Facilities GO, Series GK, 5.20%, 10/01/32	1,949,272
		122,644,377
Idaho — 0.0%
1,250,000	Idaho Housing & Finance Association Highway Improvements Revenue Bonds, Series A, 5.00%, 08/15/38	1,310,257

98

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
Illinois — 0.3%
$3,000,000	Illinois State Toll Highway Authority Highway Improvements Revenue Bonds, Series A, 5.00%, 01/01/41	$3,034,873
5,000,000	Metropolitan Water Reclamation District of Greater Chicago Advance Refunding GO, Series E, 2.53%, 12/01/32	3,897,881
2,650,000	University of Illinois Current Refunding Revenue Bonds, Series A, 5.00%, 04/01/24	2,661,168
		9,593,922
Iowa — 0.4%
1,130,000	Iowa Finance Authority Green Purpose Revenue Bonds, Series A, 5.00%, 08/01/24	1,139,758
2,250,000	Iowa Finance Authority Green Purpose Revenue Bonds, Series A, 5.00%, 08/01/25	2,295,864
2,075,000	Iowa Finance Authority Green Purpose Revenue Bonds, Series A, 5.00%, 08/01/26	2,143,491
1,375,000	Iowa Finance Authority Green Purpose Revenue Bonds, Series A, 5.00%, 08/01/28	1,455,952
3,185,000	Iowa Finance Authority Green Purpose Revenue Bonds, Series A, 5.00%, 08/01/31	3,464,662
3,000,000	State of Iowa Advance Refunding Revenue Bonds, Series A, 5.00%, 06/01/28	3,080,923
		13,580,650
Maryland — 6.6%
5,735,000	County of Anne Arundel School Improvements GO, 5.00%, 04/01/27	5,815,790
9,205,000	County of Baltimore Public Improvements COP, 5.00%, 03/01/26	9,459,608
5,000,000	County of Baltimore Public Improvements COP, 5.00%, 03/01/27	5,203,445
4,540,000	County of Baltimore Refunding GO, 5.00%, 03/01/30	4,892,227
9,825,000	County of Howard Advance Refunding GO, Series D, 5.00%, 02/15/27	10,240,510
Principal Amount		Value
Maryland (continued)
$13,515,000	County of Montgomery Refunding GO, Series A, 5.00%, 08/01/24	$13,636,684
13,915,000	County of Montgomery Refunding GO, Series A, 5.00%, 08/01/36	14,896,636
3,500,000	County of Montgomery Refunding GO, Series A, 5.00%, 11/01/23	3,500,000
3,185,000	County of Prince George’s Public School Improvement GO, Series A, 5.00%, 09/15/25	3,257,399
3,110,000	County of Prince George’s Public School Improvements GO, Series A, 5.00%, 07/01/24	3,134,804
15,000,000	County of Prince George’s School Improvements GO, Series A, 5.00%, 08/01/24	15,135,054
10,000,000	County of Prince George’s School Improvements GO, Series A, 5.00%, 07/01/30	10,811,033
15,000,000	County of Prince George’s School Improvements GO, Series A, 5.00%, 07/01/31	16,357,861
8,000,000	State of Maryland Advance Refunding GO, Series B, 5.00%, 08/01/25	8,169,875
10,000,000	State of Maryland Department of Transportation Transit Improvements Revenue Bonds, 5.00%, 11/01/26	10,107,343
6,070,000	State of Maryland Public Facilities GO, Series A, 5.00%, 08/01/34	6,595,065
11,000,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/27	11,519,662
20,000,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/28	21,213,008
14,675,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/29	15,724,612
15,000,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/30	16,203,711
4,855,000	State of Maryland School Improvements GO, Series A, 5.00%, 03/15/31	5,223,429

99

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
Maryland (continued)
$10,000,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/31	$10,897,308
8,400,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/32	9,229,377
15,000,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/36	16,205,157
1,675,000	University System of Maryland Current Refunding Revenue Bonds, Series A, 5.00%, 04/01/24	1,683,092
		249,112,690
Massachusetts — 5.1%
3,900,000	City of Boston Public Improvements GO, Series A, 5.00%, 11/01/31	4,317,098
12,285,000	City of Boston Public Improvements GO, Series A, 5.00%, 11/01/35	13,605,819
3,670,000	City of Cambridge School Improvements GO, 5.00%, 02/15/25	3,732,936
2,270,000	City of Lowell School Improvements GO, (State Aid Withholding), 5.00%, 09/01/36	2,446,797
1,800,000	City of Lowell School Improvements GO, (State Aid Withholding), 5.00%, 09/01/38	1,900,066
13,025,000	Commonwealth of Massachusetts Advance Refunding GO, Series B, 5.00%, 07/01/31	13,375,113
9,330,000	Commonwealth of Massachusetts Advance Refunding GO, Series C, 5.00%, 10/01/26	9,688,286
10,000,000	Commonwealth of Massachusetts Current Refunding GO, Series A, 5.00%, 10/01/29	10,765,331
10,000,000	Commonwealth of Massachusetts Current Refunding GO, Series A, 5.00%, 10/01/30	10,875,517
10,000,000	Commonwealth of Massachusetts Current Refunding GO, Series A, 5.00%, 10/01/31	10,972,834
10,000,000	Commonwealth of Massachusetts Current Refunding GO, Series A, 5.00%, 09/01/27	10,505,722
Principal Amount		Value
Massachusetts (continued)
$10,000,000	Commonwealth of Massachusetts Public Improvements GO, Series C, 5.00%, 10/01/32	$11,035,333
2,000,000	Commonwealth of Massachusetts Public Improvements GO, Series C, 5.00%, 07/01/32	2,032,450
11,000,000	Commonwealth of Massachusetts Transit Improvements GO, Series A, 5.00%, 02/01/32	12,066,573
7,700,000	Commonwealth of Massachusetts Transit Improvements GO, Series A, 5.00%, 02/01/30	8,317,326
5,000,000	Commonwealth of Massachusetts Transportation Fund Advance Refunding Revenue Bonds, Series A, 5.00%, 06/01/27	5,165,709
9,000,000	Massachusetts Bay Transportation Authority Sales Tax Revenue Transit Improvements Revenue Bonds, Subseries A-1, 5.00%, 07/01/43	9,304,693
7,280,000	Massachusetts Clean Water Trust Advance Green Revenue Bonds, Series 2020, 5.00%, 02/01/36	7,344,270
1,750,000	Massachusetts Clean Water Trust Green Revenue Bonds, 5.00%, 02/01/29	1,875,139
2,000,000	Massachusetts Clean Water Trust Green Revenue Bonds, 5.00%, 02/01/30	2,163,838
3,500,000	Massachusetts Clean Water Trust Green Revenue Bonds, 5.00%, 02/01/33	3,887,399
1,000,000	Massachusetts Clean Water Trust Green Revenue Bonds, 5.00%, 02/01/41	1,045,488
5,035,000	Massachusetts Clean Water Trust Water Utility Improvement Revenue Bonds, Series 23B, 5.00%, 02/01/32	5,488,141
1,000,000	Massachusetts Clean Water Trust Water Utility Improvements Revenue Bonds, 5.00%, 02/01/40	1,051,435

100

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
Massachusetts (continued)
$2,000,000	Massachusetts Clean Water Trust Water Utility Improvements Revenue Bonds, 5.00%, 02/01/41	$2,090,976
4,900,000	Massachusetts Clean Water Trust Water Utility Improvements Revenue Bonds, 5.00%, 02/01/42	5,093,459
4,000,000	Massachusetts Clean Water Trust Water Utility Improvements Revenue Bonds, 5.00%, 02/01/43	4,149,633
10,000,000	Massachusetts Development Finance Agency Advance Refunding Revenue Bonds, Series A, 5.00%, 10/15/27	10,550,717
5,000,000	Massachusetts Development Finance Agency Advance Refunding Revenue Bonds, Series A, 5.00%, 07/15/33	5,152,030
5,000,000	Massachusetts Port Authority Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/33	5,164,011
		195,164,139
Michigan — 0.5%
2,900,000	Michigan State University Current Refunding Revenue Bonds, Series RE, 5.00%, 02/15/24	2,908,575
2,500,000	Michigan State University Current Refunding Revenue Bonds, Series RE, 5.00%, 08/15/24	2,521,202
3,000,000	State of Michigan Trunk Line Revenue Highway Improvements Revenue Bonds, 5.00%, 11/15/26	3,116,310
6,270,000	State of Michigan Trunk Line Revenue Highway Improvements Revenue Bonds, 5.00%, 11/15/36	6,764,390
3,000,000	University of Michigan University & College Improvements Revenue Bonds, Series A, 5.00%, 04/01/26	3,087,059
		18,397,536
Principal Amount		Value
Minnesota — 1.1%
$7,300,000	Rosemount-Apple Valley-Eagan Independent School District No 196 School Improvements GO, Series A, (School District Credit Program), 5.00%, 02/01/26	$7,495,427
7,500,000	State of Minnesota Highway Improvements GO, Series B, 5.00%, 08/01/25	7,659,258
2,910,000	State of Minnesota Public Improvements COP, 5.00%, 06/01/26	2,927,457
10,000,000	State of Minnesota School Improvements GO, Series A, 5.00%, 09/01/25	10,222,514
3,640,000	State of Minnesota School Improvements GO, Series A, 5.00%, 08/01/29	3,904,448
7,360,000	State of Minnesota School Improvements GO, Series A, Group 2, 5.00%, 08/01/38	7,843,013
		40,052,117
Mississippi — 0.3%
10,000,000	State of Mississippi Public Improvements GO, Series B, 5.00%, 12/01/31(a)	10,008,415
Missouri — 0.3%
10,245,000	Health & Educational Facilities Authority of the State of Missouri Health Care Facilities Revenue Bonds, Series A, 5.00%, 05/01/33	11,026,752
Nebraska — 0.2%
2,345,000	Metropolitan Utilities District of Omaha Water System Revenue Water Utility Improvements Revenue Bonds, 5.00%, 12/01/27	2,458,514
2,850,000	Metropolitan Utilities District of Omaha Water System Revenue Water Utility Improvements Revenue Bonds, 5.00%, 12/01/31	3,098,776

101

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
Nebraska (continued)
$2,995,000	Metropolitan Utilities District of Omaha Water System Revenue Water Utility Improvements Revenue Bonds, 5.00%, 12/01/32	$3,283,015
		8,840,305
Nevada — 1.1%
18,515,000	State of Nevada Public Improvements GO, Series A, 5.00%, 05/01/24	18,625,649
20,915,000	State of Nevada Public Improvements GO, Series A, 5.00%, 05/01/36	22,540,460
		41,166,109
New Jersey — 4.2%
7,500,000	Middlesex County Improvement Authority University & College Improvements Revenue Bonds, 5.00%, 08/15/53	7,544,783
13,500,000	New Jersey Economic Development Authority Current Refunding Revenue Bonds, Series RRR, 5.00%, 03/01/24	13,541,136
1,650,000	New Jersey Economic Development Authority Revenue Bonds, Series A, 5.00%, 11/01/24	1,665,252
1,815,000	New Jersey Educational Facilities Authority Advance Refunding Revenue Bonds, Series I, 5.00%, 07/01/34	1,892,489
6,535,000	New Jersey Educational Facilities Authority Current Refunding Revenue Bonds, Series C, 5.00%, 03/01/25	6,645,841
10,000,000	New Jersey Educational Facilities Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/01/27	10,477,220
10,000,000	New Jersey Educational Facilities Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/01/32	11,061,262
10,000,000	New Jersey Infrastructure Bank Green Purpose Revenue Bonds, Series A-2, 5.00%, 09/01/47	10,241,594
Principal Amount		Value
New Jersey (continued)
$3,210,000	New Jersey Transportation Trust Fund Authority Highway Improvements Revenue Bonds, Series BB, 5.00%, 06/15/31	$3,385,036
7,250,000	New Jersey Transportation Trust Fund Authority Highway Improvements Revenue Bonds, Series BB, 5.00%, 06/15/32	7,640,026
5,000,000	New Jersey Transportation Trust Fund Authority Highway Improvements Revenue Bonds, Series BB, 5.00%, 06/15/33	5,247,847
1,000,000	New Jersey Turnpike Authority Advance Refunding Revenue Bonds, Series B, 5.00%, 01/01/27	1,037,508
9,000,000	New Jersey Turnpike Authority Advance Refunding Revenue Bonds, Series B, 1.28%, 01/01/27	7,984,665
5,500,000	New Jersey Turnpike Authority Advance Refunding Revenue Bonds, Series B, 1.81%, 01/01/30	4,492,335
4,250,000	New Jersey Turnpike Authority Advance Refunding Revenue Bonds, Series E, 5.00%, 01/01/32	4,416,008
3,755,000	New Jersey Turnpike Authority Current Refunding Revenue Bonds, Series C, 5.00%, 01/01/29	3,979,965
3,400,000	New Jersey Turnpike Authority Current Refunding Revenue Bonds, Series C, 5.00%, 01/01/30	3,628,686
2,775,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series A, 5.00%, 01/01/27	2,879,085
2,500,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series A, 5.00%, 01/01/29	2,578,851
2,145,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series A, 5.00%, 01/01/29	2,152,598

102

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
New Jersey (continued)
$4,000,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series A, 5.00%, 01/01/34	$4,073,489
3,750,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series B, 5.00%, 01/01/42	3,815,544
12,000,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series B, 5.00%, 01/01/46	12,085,423
3,250,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series E, 5.00%, 01/01/32	3,270,172
3,000,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series E, 5.00%, 01/01/33	3,018,163
2,000,000	Rutgers The State University of New Jersey Advance Refunding Revenue Bonds, Series S, 1.66%, 05/01/28	1,708,060
20,000,000	State of New Jersey COVID-19 GO, Series A, 5.00%, 06/01/24	20,124,562
		160,587,600
New York — 15.0%
8,360,000	City of New York Current Refunding GO, Series A-1, 5.00%, 08/01/30	8,916,312
10,000,000	City of New York Current Refunding GO, Series B-1, 5.00%, 08/01/24	10,085,615
5,000,000	City of New York Current Refunding GO, Series B-1, 5.00%, 08/01/25	5,101,072
5,000,000	City of New York Current Refunding GO, Series B-1, 5.00%, 08/01/26	5,161,078
5,000,000	City of New York Current Refunding GO, Series B-1, 5.00%, 08/01/28	5,274,283
5,000,000	City of New York Current Refunding GO, Series D, 5.00%, 08/01/25	5,101,072
9,400,000	City of New York Current Refunding GO, Series E, 5.00%, 08/01/24	9,480,478
Principal Amount		Value
New York (continued)
$15,000,000	City of New York Current Refunding GO, Series F-2, 5.13%, 08/01/24	$14,929,455
5,000,000	City of New York Public Improvements GO, Series B-2, 5.37%, 10/01/25	4,976,419
12,335,000	City of New York Public Improvements GO, Series B-2, 5.31%, 10/01/27	12,259,013
8,890,000	City of New York Public Improvements GO, Subseries D-2, 3.66%, 12/01/26	8,439,532
19,825,000	City of New York Public Improvements GO, Sub-Series E-2, 4.57%, 04/01/28	19,144,586
9,450,000	City of New York Refunding GO, Series J, Sub-Series J11, 5.00%, 08/01/25(c)	9,641,025
2,055,000	Metropolitan Transportation Authority Advance Refunding Revenue Bonds, Series A, 5.25%, 11/15/31	2,117,123
3,545,000	New York City Municipal Water Finance Authority Current Refunding Revenue Bonds, Series AA, 5.00%, 06/15/24	3,570,290
6,200,000	New York City Municipal Water Finance Authority Improvements Revenue Bonds, Series BB-2, 5.00%, 06/15/25	6,207,403
10,000,000	New York City Transitional Finance Authority Building Aid Current Refunding Revenue Bonds, Series S-1A, (State Aid Withholding), 5.00%, 07/15/30	10,741,145
5,000,000	New York City Transitional Finance Authority Building Aid Current Refunding Revenue Bonds, Series S-1A, (State Aid Withholding), 5.00%, 07/15/31	5,367,587
10,000,000	New York City Transitional Finance Authority Building Aid Current Refunding Revenue Bonds, Series S-1A, (State Aid Withholding), 5.00%, 07/15/32	10,905,405

103

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
New York (continued)
$5,000,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, Series D, 5.00%, 11/01/28	$5,294,362
5,000,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, Series D, 5.00%, 11/01/29	5,320,379
10,000,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, Series D, 5.00%, 11/01/30	10,712,094
10,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Cash Flow Management Revenue Bonds, Series F-2, 4.90%, 02/01/32	9,339,957
9,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvements Revenue Bonds, 5.00%, 02/01/31	9,220,778
4,210,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvements Revenue Bonds, Series D1, 5.00%, 02/01/29	4,215,767
14,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvements Revenue Bonds, Sub-Series D-2, 5.00%, 11/01/28	13,688,856
15,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvements Revenue Bonds, Sub-Series D-2, 5.05%, 11/01/29	14,568,475
15,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvements Revenue Bonds, Sub-Series D-2, 5.15%, 11/01/30	14,503,265
10,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvements Revenue Bonds, Sub-Series D-2, 5.25%, 11/01/31	9,633,867
Principal Amount		Value
New York (continued)
$14,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Public Improvements Revenue Bonds, Sub-Series D-2, 5.35%, 11/01/32	$13,487,971
1,000,000	New York City Transitional Finance Authority Public Improvements Revenue, Series B, 5.00%, 05/01/25	1,017,234
1,785,000	New York City Transitional Finance Authority Public Improvements Revenue, Series B, 5.00%, 05/01/26	1,834,571
2,000,000	New York City Transitional Finance Authority Public Improvements Revenue, Series B, 5.00%, 05/01/27	2,079,411
7,000,000	New York City Transitional Finance Authority Public Improvements Revenue, Series B, 5.00%, 05/01/36	7,508,298
2,500,000	New York City Transitional Finance Authority Public Improvements Revenue, Series B, 5.00%, 05/01/37	2,651,276
2,000,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series E, 5.00%, 03/15/31	2,012,507
8,000,000	New York State Dormitory Authority Correctional Facilities Improvements Revenue Bonds, Series A-1, 5.00%, 03/15/36	8,489,741
2,250,000	New York State Dormitory Authority Current Refunding Revenue Bonds, Series A, 5.00%, 03/15/37	2,380,442
5,000,000	New York State Dormitory Authority Public Improvements Revenue Bonds, Series B, 5.00%, 02/15/28(a)	5,081,903
4,660,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 02/15/26(a)	4,676,302
12,000,000	New York State Dormitory Authority School Improvement Revenue Bonds, Group 2, Series A, 5.00%, 03/15/29	12,501,197

104

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
New York (continued)
$5,200,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series A, 5.00%, 03/15/25(a)	$5,223,763
6,290,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series A, 5.00%, 03/15/27	6,556,897
10,000,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series C, 5.00%, 03/15/27	10,472,817
5,000,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/15/25	5,087,266
5,000,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/15/26	5,135,213
5,000,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/15/28	5,253,636
4,000,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/15/29	4,243,208
4,500,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/15/30	4,785,180
14,000,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series F, 5.29%, 03/15/25	13,917,707
1,750,000	New York State Dormitory Authority University and College Improvements Revenue Bonds, Series A, 5.00%, 03/15/26(a)	1,757,997
5,000,000	New York State Environmental Facilities Corp. Current Refunding Revenue Bonds, 5.00%, 06/15/29	5,028,950
Principal Amount		Value
New York (continued)
$10,000,000	New York State Thruway Authority Transit Improvements Revenue Bonds, Series A, 5.00%, 03/15/39	$10,282,608
2,000,000	New York State Urban Development Corp. Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/24	2,008,490
2,105,000	New York State Urban Development Corp. Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/27(a)	2,162,726
5,835,000	New York State Urban Development Corp. Advance Refunding Revenue Bonds, Series B, 5.00%, 03/15/25	5,929,023
11,970,000	New York State Urban Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 09/15/28	12,682,860
10,000,000	New York State Urban Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 03/15/30	10,645,351
10,000,000	New York State Urban Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 03/15/31	10,716,066
10,000,000	New York State Urban Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 03/15/32	10,779,682
10,000,000	New York State Urban Development Corp. Economic Improvements Revenue Bonds, 5.00%, 03/15/32	10,688,820
20,000,000	New York State Urban Development Corp. Transit Improvements Revenue Bonds, Series A, 5.00%, 03/15/36	21,450,696
5,715,000	Port Authority of New York & New Jersey Refunding Revenue Bonds, Series 179, 5.00%, 12/01/27	5,721,663
5,880,000	Port Authority of New York & New Jersey Refunding Revenue Bonds, Series 179, 5.00%, 12/01/28	5,886,855

105

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
New York (continued)
$10,000,000	Triborough Bridge & Tunnel Authority Highway Improvements Revenue Bonds, Series A, 4.00%, 11/01/41(b)	$10,000,000
3,500,000	Triborough Bridge & Tunnel Authority Refunding Revenue Bonds, 5.00%, 05/15/27	3,651,295
7,000,000	Triborough Bridge & Tunnel Authority Refunding Revenue Bonds, 5.00%, 05/15/31	7,534,332
5,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/27	5,086,969
10,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/28	10,241,085
10,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/29	10,338,395
6,500,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/30	6,872,969
10,210,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/31	10,939,028
10,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/32	10,812,118
		569,531,211
North Carolina — 3.1%
10,000,000	City of Charlotte Current Refunding GO, Series B, 5.00%, 07/01/24	10,077,479
11,680,000	City of Charlotte Current Refunding GO, Series B, 5.00%, 07/01/25	11,918,152
3,295,000	City of Charlotte Current Refunding GO, Series B, 5.00%, 07/01/28	3,499,443
2,375,000	City of Charlotte Current Refunding GO, Series B, 5.00%, 07/01/29	2,548,975
3,750,000	City of Charlotte GO, Series A, 6.00%, 06/01/24	3,762,163
Principal Amount		Value
North Carolina (continued)
$3,000,000	City of Charlotte GO, Series A, 4.75%, 06/01/33	$2,837,927
5,000,000	City of Charlotte NC Water & Sewer System Refunding Revenue Bonds, Series A, 5.00%, 07/01/30	5,411,671
5,000,000	City of Charlotte NC Water & Sewer System Refunding Revenue Bonds, Series A, 5.00%, 07/01/31	5,456,115
10,000,000	City of Raleigh NC Combined Enterprise System Current Refunding Revenue Bonds, 5.00%, 09/01/32	11,050,930
2,600,000	County of Forsyth School Improvements GO, Series B, 5.00%, 06/01/30	2,814,974
10,000,000	County of Mecklenburg School Improvements GO, 5.00%, 09/01/29	10,756,640
6,555,000	County of Union School Improvements GO, 5.00%, 09/01/24	6,620,303
5,995,000	County of Union School Improvements GO, 5.00%, 09/01/25	6,127,329
5,000,000	County of Wake Current Refunding GO, Series B, 5.00%, 05/01/31	5,465,305
7,720,000	County of Wake School Improvements GO, Series A, 5.00%, 02/01/28	8,156,002
7,500,000	County of Wake School Improvements GO, Series A, 5.00%, 02/01/29	8,017,757
1,000,000	State of North Carolina Advance Refunding Revenue Bonds, Series B, 5.00%, 05/01/24	1,005,976
2,000,000	State of North Carolina Highway Improvements Revenue Bonds, Series A, 5.00%, 05/01/25	2,036,511
3,250,000	State of North Carolina Highway Improvements Revenue Bonds, Series A, 5.00%, 05/01/27	3,392,036

106

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
North Carolina (continued)
$7,600,000	State of North Carolina Highway Improvements Revenue Bonds, Series B, 5.00%, 05/01/28	$8,023,385
		118,979,073
Ohio — 2.7%
4,435,000	City of Columbus Transit Improvements GO, Series A, 5.00%, 04/01/32	4,679,780
1,000,000	County of Hamilton Sewer System Refunding Revenue Bonds, Series A, 5.00%, 12/01/26	1,011,225
1,515,000	County of Hamilton Sewer System Refunding Revenue Bonds, Series A, 5.00%, 12/01/27	1,530,245
17,050,000	Ohio State University (The) University & College Improvements Revenue Bonds, Series B, 5.00%, 12/01/33	18,658,935
5,125,000	Ohio State University (The) University & College Improvements Revenue Bonds, Series B, 5.00%, 12/01/35	5,548,204
3,000,000	Ohio Water Development Authority Revenue Bonds, 5.00%, 06/01/26	3,093,083
10,000,000	Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bond, Series 2015-A, 5.00%, 12/01/24	10,126,284
10,285,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, 5.00%, 06/01/28	10,853,443
8,000,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 12/01/33	8,819,329
14,000,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 06/01/29	14,890,387
3,575,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series B, 5.00%, 06/01/26	3,685,924
Principal Amount		Value
Ohio (continued)
$10,000,000	State of Ohio Advance Refunding GO, Series A, 5.00%, 12/15/24	$10,135,115
2,250,000	State of Ohio Highway Improvements Revenue Bonds, Series 2022-1, 5.00%, 12/15/24	2,278,179
1,200,000	State of Ohio Highway Improvements Revenue Bonds, Series 2022-1, 5.00%, 12/15/25	1,228,650
5,445,000	State of Ohio University and College Improvements GO, Series A, 5.00%, 05/01/28	5,536,051
		102,074,834
Oklahoma — 0.2%
5,675,000	Oklahoma City Water Utilities Trust Advance Refunding Revenue Bonds, 3.68%, 07/01/29	5,243,561
2,985,000	Oklahoma Turnpike Authority Refunding Revenue Bonds, Series D, 5.00%, 01/01/28	3,125,459
		8,369,020
Oregon — 1.4%
4,815,000	City of Portland OR Sewer System Revenue Sewer Improvements Revenue Bonds, Series A, 5.00%, 12/01/23	4,819,210
11,960,000	City of Portland OR Sewer System Revenue Sewer Improvements Revenue Bonds, Series A, 5.00%, 12/01/24	12,112,304
9,535,000	Multnomah County School District No 1 Portland School Improvements GO, (School Board GTY), 5.00%, 06/15/30	10,245,834
2,000,000	State of Oregon Department of Transportation Highway Improvements Revenue Bonds, Series A, 5.00%, 11/15/40	2,086,297
10,350,000	State of Oregon Facilities Improvements GO, Series A, 5.00%, 05/01/25	10,532,900
3,875,000	State of Oregon Public Facilities GO, Series A, 5.00%, 05/01/36	4,185,999

107

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
Oregon (continued)
$10,110,000	State of Oregon Public Facilities GO, Series A, 5.00%, 05/01/42	$10,479,405
		54,461,949
Pennsylvania — 1.0%
7,000,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/26	7,203,472
5,890,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/27	6,136,336
6,275,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/28	6,604,707
8,500,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/29	9,016,516
6,500,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/30	6,939,859
		35,900,890
South Carolina — 0.1%
4,010,000	Darlington County School District School Improvement GO, (South Carolina School District Enhancement), 5.00%, 03/01/27	4,169,334
Tennessee — 0.5%
5,000,000	County of Rutherford School Improvements GO, 5.00%, 04/01/24	5,023,949
9,820,000	County of Rutherford School Improvements GO, 5.00%, 04/01/37	10,528,720
2,165,000	Tennessee State School Bond Authority Pre-refunded Advance Refunding Revenue Bonds, Series B, (State Aid Intercept Program), 5.00%, 11/01/30(a)	2,211,804
		17,764,473
Principal Amount		Value
Texas — 15.7%
$2,000,000	Alamo Community College District University & College Improvements GO, 5.00%, 02/15/26	$2,051,947
7,000,000	Board of Regents of the University of Texas System Advance Refunding Revenue Bonds, Series C, 5.00%, 08/15/26	7,217,950
8,035,000	Board of Regents of the University of Texas System Current Refunding Revenue Bonds, Series A, 5.00%, 08/15/32	8,497,186
8,620,000	Board of Regents of the University of Texas System Refunding Revenue Bonds, Series A, 5.00%, 08/15/31	9,343,568
5,000,000	Board of Regents of the University of Texas System Refunding Revenue Bonds, Series A, 5.00%, 08/15/32	5,456,298
10,500,000	Board of Regents of the University of Texas System Refunding Revenue Bonds, Series A, 5.00%, 08/15/34	11,393,639
1,065,000	Board of Regents of the University of Texas System Refunding Revenue Bonds, Series A, 5.00%, 08/15/29	1,073,716
11,725,000	Carrollton-Farmers Branch Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/24	11,759,671
2,000,000	City of Austin TX Airport System Revenue Airport & Marina Improvements Revenue Bonds, 5.00%, 11/15/25	2,014,132
5,000,000	City of Austin TX Airport System Revenue Airport & Marina Improvements Revenue Bonds, 5.00%, 11/15/28	5,100,181
3,890,000	City of Austin TX Water & Wastewater System Advance Refunding Revenue Bonds, 5.00%, 11/15/27	4,073,277
2,185,000	City of Austin TX Water & Wastewater System Current Refunding Revenue Bonds, 5.00%, 11/15/30	2,341,271

108

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
Texas (continued)
$5,000,000	City of Austin Water & Wastewater System Advance Refunding Revenue Bonds, 5.00%, 11/15/29	$5,131,923
5,000,000	City of El Paso TX Water & Sewer Revenue Water Utility Improvements Revenue Bonds, 5.00%, 03/01/30	5,306,525
5,145,000	City of Fort Worth Water & Sewer System Improvements Refunding Revenue Bonds, 5.00%, 02/15/25	5,215,738
5,720,000	Clear Creek Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 02/15/34	6,200,699
8,340,000	Clear Creek Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 02/15/37	8,823,801
7,500,000	County of Bexar Advance Refunding GO, 5.00%, 06/15/29(a)	7,728,406
2,225,000	County of Harris TX Toll Road Current Refunding Revenue Bonds, Series A, 5.00%, 08/15/27	2,320,025
2,100,000	County of Harris TX Toll Road Current Refunding Revenue Bonds, Series A, 5.00%, 08/15/28	2,212,428
3,500,000	County of Harris TX Toll Road Current Refunding Revenue Bonds, Series A, 5.00%, 08/15/29	3,716,162
6,800,000	County of Harris TX Toll Road Current Refunding Revenue Bonds, Series A, 5.00%, 08/15/30	7,271,464
1,850,000	County of Williamson Limited Tax Advance Refunding GO, 5.00%, 02/15/24	1,856,160
10,000,000	Cypress-Fairbanks Independent School District Current Refunding GO, Series A, (PSF-GTD), 5.00%, 02/15/30	10,678,919
5,000,000	Deer Park Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/48	5,052,517
Principal Amount		Value
Texas (continued)
$7,715,000	Denton Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 08/15/26(a)	$7,826,804
2,500,000	Denton Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 08/15/29	2,563,667
5,000,000	Denton Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/34	5,428,209
3,750,000	Denton Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/35	4,046,298
2,500,000	Denton Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/36	2,677,688
3,500,000	Denton Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/48	3,559,379
1,500,000	El Paso Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/25	1,513,387
4,545,000	Fort Bend Independent School District Current Refunding GO, Series A, (PSF-GTD), 5.00%, 08/15/24	4,583,194
6,625,000	Fort Bend Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/24	6,680,673
2,000,000	Fort Bend Independent School District Refunding GO, Series A, (PSF-GTD), 5.00%, 08/15/25	2,038,556
8,230,000	Georgetown Independent School District Current Refunding GO, Series A, (PSF-GTD), 5.00%, 08/15/24	8,299,798
8,000,000	Gregory-Portland Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/24	8,024,574
9,850,000	Gregory-Portland Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/37	10,350,343

109

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
Texas (continued)
$5,000,000	Hays Consolidated Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/24	$5,013,925
20,000,000	Houston Independent School District Current Refunding GO, Series A, (PSF-GTD), 5.00%, 02/15/24	20,063,730
2,455,000	Irving Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/24	2,462,471
11,050,000	Irving Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/34	11,996,773
12,635,000	Klein Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/01/24	12,744,106
10,970,000	Klein Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/01/35	11,837,169
11,585,000	Leander Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/24	11,620,254
5,000,000	Leander Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/27	5,187,888
5,000,000	Leander Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/28	5,252,597
5,000,000	Lewisville Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/28	5,272,168
10,000,000	Lone Star College System Advance Refunding GO, 5.00%, 02/15/29	10,217,264
10,000,000	Lone Star College System University & College Improvements GO, Series A, 5.00%, 02/15/25	10,146,287
3,410,000	Manor Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 08/01/24	3,437,688
Principal Amount		Value
Texas (continued)
$16,280,000	Permanent University Fund - Texas A&M University System Refunding Revenue Bonds, 5.50%, 07/01/28	$17,057,510
10,000,000	Permanent University Fund - Texas A&M University System University & College Improvements Revenue Bonds, 5.00%, 07/01/34	10,836,800
14,110,000	Permanent University Fund - Texas A&M University System University & College Improvements Revenue Bonds, 5.00%, 07/01/36	15,036,369
7,500,000	Permanent University Fund - University of Texas System Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/40	7,818,846
10,000,000	Permanent University Fund - University of Texas System Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/41	10,382,138
10,000,000	Permanent University Fund - University of Texas System Refunding Revenue Bonds, 5.00%, 07/01/26	10,313,704
6,000,000	Permanent University Fund - University of Texas System Refunding Revenue Bonds, 5.00%, 07/01/27	6,267,657
6,500,000	Permanent University Fund - University of Texas System Refunding Revenue Bonds, 5.00%, 07/01/30	6,995,273
4,425,000	Permanent University Fund - University of Texas System Refunding Revenue Bonds, 5.00%, 07/01/31	4,785,581
3,500,000	Permanent University Fund - University of Texas System Refunding Revenue Bonds, 5.00%, 07/01/32	3,815,731
5,000,000	Pflugerville Independent School District School Improvements GO, Series B, (PSF-GTD), 5.00%, 02/15/35(c)	5,335,303

110

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
Texas (continued)
$1,700,000	Rankin Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/24	$1,704,978
2,435,000	Rankin Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/27	2,488,439
1,250,000	Rankin Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/30	1,277,158
1,250,000	Rankin Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/31	1,277,158
1,000,000	San Antonio Water System Water Utility Improvements Revenue Bonds, Series A, 5.00%, 05/15/24	1,006,071
2,000,000	San Antonio Water System Water Utility Improvements Revenue Bonds, Series A, 5.00%, 05/15/25	2,035,931
2,500,000	San Antonio Water System Water Utility Improvements Revenue Bonds, Series A, 5.00%, 05/15/26	2,566,971
2,500,000	Sherman Independent School District School Improvements GO, Series B, (PSF-GTD), 5.00%, 02/15/36	2,678,839
9,000,000	Spring Branch Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/01/26	9,238,982
5,750,000	Spring Branch Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/01/27	5,966,667
9,450,000	Spring Branch Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/01/29	10,018,737
7,180,000	Spring Independent School District Advance Refunding GO, Series A, 5.00%, 08/15/28	7,346,638
3,720,000	State of Texas Highway Improvements GO, 5.00%, 04/01/44(a)	3,738,430
Principal Amount		Value
Texas (continued)
$5,000,000	State of Texas Public Finance Authority Advance Refunding GO, 5.00%, 10/01/26	$5,166,816
5,000,000	State of Texas Public Finance Authority Advance Refunding GO, 2.18%, 10/01/27	4,498,745
5,000,000	State of Texas Refunding GO, Series B, 1.94%, 10/01/31	3,887,113
3,200,000	State of Texas Transportation Commission Advance Refunding GO, Series A, 5.00%, 10/01/25	3,269,743
5,000,000	State of Texas Transportation Commission Advance Refunding GO, Series A, 5.00%, 10/01/28	5,093,307
6,500,000	State of Texas Transportation Commission Highway Improvement GO, 5.00%, 04/01/25	6,599,316
1,000,000	State of Texas, Water Financial Assistance Refunding GO, Subseries B-2, 5.00%, 08/01/28	1,007,487
3,000,000	Texas A&M University & College Improvements Revenue Bonds, 5.00%, 05/15/30	3,217,721
17,185,000	Texas Tech University System University & College Improvements Revenue Bonds, Series A, 5.00%, 02/15/30	18,320,884
15,585,000	Texas Tech University System University & College Improvements Revenue Bonds, Series A, 5.00%, 02/15/31	16,751,911
16,690,000	Texas Tech University System University & College Improvements Revenue Bonds, Series A, 5.00%, 02/15/32	18,053,975
5,000,000	Texas Tech University System University & College Improvements Revenue Bonds, Series A, 5.00%, 02/15/33	5,447,927

111

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
Texas (continued)
$5,785,000	Texas Transportation Commission State Highway Fund First Tier Advance Refunding Revenue Bonds, 5.00%, 10/01/24	$5,844,512
4,250,000	Texas Transportation Commission State Highway Fund Highway Improvements Revenue Bonds Series A, 5.00%, 10/01/26	4,391,794
2,250,000	Texas Water Development Board Water Utility Improvements Revenue Bonds, 5.00%, 08/01/28	2,378,444
2,085,000	United Independent School District GO, (PSF-GTD), 5.00%, 08/15/25	2,129,174
3,750,000	University of Houston University & College Improvements Revenue Bonds, Series A, 5.00%, 02/15/35	4,011,614
5,500,000	University of Houston University & College Improvements Revenue Bonds, Series A, 5.00%, 02/15/38	5,712,605
5,000,000	Waxahachie Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/24	5,015,216
		595,470,708
Utah — 0.8%
2,950,000	City of Salt Lake City UT Airport Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/26	2,984,279
2,500,000	City of Salt Lake City UT Airport Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/30	2,558,330
10,000,000	City of Salt Lake City UT Airport Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/33	10,231,260
Principal Amount		Value
Utah (continued)
$6,000,000	City of Salt Lake City UT Airport Revenue Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/34	$6,109,786
10,000,000	County of Utah Health Care Facilities Revenue Bonds, 4.00%, 05/15/41	8,817,131
		30,700,786
Virginia — 3.5%
8,000,000	City of Norfolk Public Improvements GO, Series A, (State Aid Withholding), 5.00%, 09/01/33	8,795,658
7,430,000	Commonwealth of Virginia Advance Refunding GO, Series B, (State Aid Withholding), 5.00%, 06/01/28	7,586,024
5,000,000	County of Fairfax School Improvements GO, Series A, (State Aid Withholding), 5.00%, 10/01/27	5,223,092
7,965,000	County of Fairfax School Improvements GO, Series A, (State Aid Withholding), 5.00%, 10/01/29	8,313,946
7,530,000	County of Loudoun Public Facilities GO, Series A, (State Aid Withholding), 5.00%, 12/01/26	7,826,509
6,880,000	Hampton Roads Sanitation District Refunding Revenue Bonds, Sub- Series B, 3.95%, 08/01/46(b)	6,880,000
3,000,000	Hampton Roads Transportation Accountability Commission Highway Improvements Revenue Bonds, Series A, 5.00%, 07/01/35	3,230,408
16,330,000	Hampton Roads Transportation Accountability Commission Revenue Bonds, Series A, 5.00%, 07/01/26	16,713,175
4,460,000	Loudoun County Sanitation Authority Advance Refunding Revenue Bonds, 5.00%, 01/01/29	4,526,602

112

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
Virginia (continued)
$6,500,000	Virginia College Building Authority University & College Improvements Revenue Bonds, 5.00%, 02/01/24	$6,518,591
5,725,000	Virginia College Building Authority University & College Improvements Revenue Bonds, 5.00%, 02/01/27	5,942,501
5,000,000	Virginia College Building Authority University & College Improvements Revenue Bonds, 5.00%, 02/01/28	5,250,176
6,540,000	Virginia College Building Authority University & College Improvements Revenue Bonds, 5.00%, 02/01/29	6,933,602
5,000,000	Virginia College Building Authority University & College Improvements Revenue Bonds, 5.00%, 02/01/38	5,250,275
5,375,000	Virginia Commonwealth Transportation Board Advance Refunding Revenue Bonds, Series A, 5.00%, 05/15/28	5,622,234
5,000,000	Virginia Commonwealth Transportation Board Transit Improvements Revenue Bonds, 5.00%, 05/15/27	5,143,475
4,450,000	Virginia Public School Authority Advance Refunding Revenue Bonds, (State Aid Intercept Program), 5.00%, 08/01/24	4,489,082
2,645,000	Virginia Public School Authority School Improvements Revenue Bonds, (State Aid Withholding), 5.00%, 08/01/25	2,701,165
3,475,000	Virginia Public School Authority School Improvements Revenue Bonds, (State Aid Withholding), 5.00%, 08/01/29	3,731,195
2,280,000	Virginia Public School Authority School Improvements Revenue Bonds, Series 2022, (State Aid Withholding), 5.00%, 02/01/27	2,371,576
Principal Amount		Value
Virginia (continued)
$3,325,000	Virginia Public School Authority School Improvements Revenue Bonds, Series 2022, (State Aid Withholding), 5.00%, 02/01/28	$3,499,381
4,230,000	Virginia Public School Authority School Improvements Revenue Bonds, Series 2022, (State Aid Withholding), 5.00%, 02/01/30	4,534,836
2,000,000	Virginia Resources Authority Advance Refunding Revenue, 5.00%, 11/01/26	2,074,158
		133,157,661
Washington — 6.9%
5,000,000	Benton County School District No 400 Richland Current Refunding GO, (School Board GTY), 5.00%, 12/01/23	5,003,715
4,535,000	City of Seattle WA Municipal Light & Power Revenue Electric Light & Power Improvements Revenue Bonds, Series A, 5.00%, 03/01/30	4,860,322
5,395,000	County of King Refunding GO, 5.00%, 07/01/26	5,465,712
9,000,000	County of King School District No 411 Issaquah School Improvement GO, (School Board GTY), 5.00%, 12/01/32	9,428,414
8,000,000	County of King WA Sewer Revenue Sewer Improvement Revenue Bonds, Series B, 5.00%, 07/01/29	8,412,234
10,000,000	Energy Northwest Advance Refunding Revenue Bonds, Series A, 5.00%, 07/01/27	10,299,168
4,675,000	King County School District No 401 Highline School Improvements GO, (School Board GTY), 5.00%, 12/01/23	4,679,164
2,000,000	King County School District No 403 Renton School Improvements GO, (School Board GTY), 5.00%, 12/01/23	2,001,781
2,000,000	King County School District No 403 Renton School Improvements GO, (School Board GTY), 5.00%, 12/01/24	2,025,681

113

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
Washington (continued)
$5,000,000	Port of Seattle Refunding GO, 5.00%, 06/01/24	$5,034,866
5,000,000	Snohomish County School District No 201 Refunding GO, (School Board GTY), 5.00%, 12/01/25	5,029,137
6,000,000	Spokane County School District No 81 Spokane School Improvements GO, (School Board GTY), 5.00%, 12/01/36	6,390,245
10,000,000	State of Washington Current Refunding GO, Series R-2022C, Group 1, 5.00%, 07/01/24	10,077,134
10,000,000	State of Washington Current Refunding GO, Series R-2022D, Group 1, 5.00%, 07/01/24	10,077,134
11,000,000	State of Washington Current Refunding GO, Series R-2023A, 5.00%, 08/01/36	11,802,991
20,000,000	State of Washington Current Refunding GO, Series R-2023A, 5.00%, 08/01/37	21,225,402
11,000,000	State of Washington Current Refunding GO, Series R-2023A, 5.00%, 08/01/38	11,573,142
19,000,000	State of Washington Current Refunding GO, Series R-2023B, 5.00%, 07/01/24	19,146,555
6,650,000	State of Washington Highway Improvements GO, Series D, 5.00%, 02/01/43	6,751,112
15,635,000	State of Washington Refunding GO, Series R-2015, 5.00%, 07/01/25	15,756,915
24,710,000	State of Washington School Improvements GO, Series 2024-A, 5.00%, 08/01/42	25,531,687
15,000,000	State of Washington School Improvements GO, Series B, Group 2, 5.00%, 02/01/39	15,684,827
15,000,000	State of Washington School Improvements GO, Series B, Group 2, 5.00%, 02/01/40	15,617,064
Principal Amount		Value
Washington (continued)
$15,000,000	State of Washington School Improvements GO, Series B, Group 2, 5.00%, 02/01/42	$15,476,868
8,975,000	State of Washington School Improvements GO, Series C, 5.00%, 02/01/44	9,144,109
4,435,000	Yakima County School District No 7 Yakima Advance Refunding GO, (School Board GTY), 5.00%, 12/01/24	4,491,947
		260,987,326
Wisconsin — 1.6%
4,700,000	State of Wisconsin Clean Water Fund Leveraged Loan Portfolio Advance Refunding Revenue Bonds, 5.00%, 06/01/29(a)	4,727,658
5,780,000	State of Wisconsin Crossover Refunding GO, Series 2, 5.00%, 11/01/27	6,025,757
2,000,000	State of Wisconsin Current Refunding GO, Series 4, 5.00%, 05/01/30	2,157,595
10,000,000	State of Wisconsin Current Refunding Revenue Bonds, Series A, 5.00%, 05/01/29(a)	10,440,372
13,780,000	State of Wisconsin GO, Series A, 5.00%, 05/01/38	14,466,118
8,000,000	State of Wisconsin University & College Improvements GO, Series A, 5.00%, 05/01/32	8,681,561
6,000,000	Wisconsin Department of Transportation Advance Refunding Revenue Bonds, Series 1, 1.01%, 07/01/26	5,374,711
7,250,000	Wisconsin Health & Educational Facilities Authority Advance Refunding Revenue Bonds, 5.00%, 08/15/54(b)	7,394,410
		59,268,182
Total Municipal Bonds (Cost $3,716,556,868)		3,543,708,632

114

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
CORPORATE BONDS — 1.4%
United States — 1.4%
$1,675,000	Andrew W Mellon Foundation (The), Series 2020, 0.95%, 08/01/27	$1,423,677
5,000,000	Baylor Scott & White Holdings, Series 2021, 0.83%, 11/15/25	4,490,961
8,000,000	Brown University, Series A, 1.91%, 09/01/30	6,324,709
5,000,000	Leland Stanford Junior University, 1.29%, 06/01/27	4,350,781
20,000,000	SSM Health Care Corp., 4.89%, 06/01/28	19,334,715
20,000,000	Yale University, Series 2020, 0.87%, 04/15/25	18,734,987

Total Corporate Bonds (Cost $59,130,605)		54,659,830

U.S. GOVERNMENT SECURITIES — 3.6%
U.S. Treasury Notes — 3.6%
25,000,000	4.25%, 10/15/25	24,605,469
25,000,000	4.13%, 10/31/27	24,330,078
100,000,000	3.50%, 02/15/33	89,734,375

Total U.S. Government Securities (Cost $145,453,782)		138,669,922

Shares
INVESTMENT COMPANY — 3.6%
135,225,919	Federated Hermes Government Obligations Fund, 5.26%(d)	135,225,919
Total Investment Company (Cost $135,225,919)		135,225,919

TOTAL INVESTMENTS — 102.0% (Cost $4,056,367,174)		$3,872,264,303
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.0)%		(76,854,334)
NET ASSETS — 100.0%		$3,795,409,969

(a)	These securities are pre-refunded; the date shown represents the pre-refunded date. Bonds which are pre-refunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b)	Floating rate security. Rate shown is the rate in effect as of October 31, 2023.
(c)	These securities are subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at the stated maturity date.
(d)	The rate shown represents the current yield as of October 31, 2023.

The following abbreviations are used in the report:

AGM — Assured Guaranty Municipal Corp.
COP — Certificates of Participation
GO — General Obligation
GTY — Guaranty
PSF-GTD — Permanent School Fund Guarantee

115

Old Westbury Funds, Inc.
California Municipal Bond Fund
Portfolio of Investments	October 31, 2023

Principal Amount		Value
MUNICIPAL BONDS — 82.8%
California — 82.8%
$10,000,000	California Educational Facilities Authority University & College Improvements Revenue Bonds, Series V-3, 5.00%, 06/01/33	$11,267,178
6,645,000	California Health Facilities Financing Authority Health Care Facilities Revenue Bonds, Series A, 5.00%, 08/15/33	7,407,212
2,000,000	California Infrastructure & Economic Development Bank Water Utility Improvements Revenue Bonds, 5.00%, 10/01/35	2,204,461
2,000,000	California Infrastructure & Economic Development Bank Water Utility Improvements Revenue Bonds, 4.00%, 10/01/38	1,889,020
3,575,000	California Public Finance Authority Health Care Facilities Revenue Bonds, Series A, 4.00%, 07/15/42	3,224,111
5,000,000	California State University Current Refunding Revenue Bonds, Series A, 5.00%, 11/01/47	5,010,680
1,270,000	California State University, University & College Improvements Revenue Bonds, Series A, 5.00%, 11/01/34	1,418,642
1,520,000	California State University, University & College Improvements Revenue Bonds, Series A, 5.00%, 11/01/36	1,674,440
5,000,000	Carlsbad Unified School District School Improvements GO, Series B, 6.00%, 05/01/34	5,051,323
1,260,000	City & County of San Francisco Current Refunding GO, Series R1, 5.00%, 06/15/26	1,307,729
1,100,000	City & County of San Francisco Current Refunding GO, Series R1, 5.00%, 06/15/27	1,158,708
2,375,000	City & County of San Francisco Current Refunding GO, Series R1, 5.00%, 06/15/28	2,536,994
Principal Amount		Value
California (continued)
$4,000,000	City & County of San Francisco Current Refunding GO, Series R1, 5.00%, 06/15/30	$4,369,331
1,750,000	City & County of San Francisco Current Refunding GO, Series R1, 5.00%, 06/15/34	1,937,956
3,485,000	City of Los Angeles CA Solid Waste Resources Revenue Bonds, Series A, 5.00%, 02/01/31	3,832,785
4,000,000	City of Los Angeles CA Solid Waste Resources Revenue Bonds, Series A, 5.00%, 02/01/32	4,442,034
2,590,000	City of Los Angeles Department of Airports Airport & Marina Improvements Refunding Revenue Bonds, Series A, 5.00%, 05/15/32	2,649,110
5,000,000	City of Los Angeles Department of Airports Current Refunding Revenue Bonds, 5.00%, 05/15/40	5,164,638
5,000,000	City of Los Angeles Wastewater System Revenue Current Refunding Revenue Bonds, Series C, 5.00%, 06/01/24	5,037,735
3,000,000	City of Los Angeles Wastewater System Revenue Current Refunding Revenue Bonds, Series C, 5.00%, 06/01/25	3,062,342
1,000,000	City of Los Angeles Wastewater System Revenue Refunding Revenue Bonds, Sub-Series A, 5.00%, 06/01/25	1,000,677
1,000,000	City of San Francisco CA Public Utilities Commission Water Revenue Cash Flow Management Revenue Bonds, Sub-Series C, 5.00%, 11/01/29	1,085,847
2,910,000	City of San Francisco CA Public Utilities Commission Water Revenue Cash Flow Management Revenue Bonds, Sub-Series C, 5.00%, 11/01/30	3,193,938

116

Old Westbury Funds, Inc.
California Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
California (continued)
$4,000,000	City of San Francisco CA Public Utilities Commission Water Revenue Cash Flow Management Revenue Bonds, Sub-Series C, 5.00%, 11/01/31	$4,433,687
4,000,000	City of San Francisco CA Public Utilities Commission Water Revenue Cash Flow Management Revenue Bonds, Sub-Series C, 5.00%, 11/01/32	4,472,823
3,515,000	City of San Francisco CA Public Utilities Commission Water Revenue Refunding Revenue Bonds, Sub-Series S, 5.00%, 11/01/31	3,896,103
1,900,000	City of San Francisco Public Utilities Commission Water Revenue Advance Refunding Revenue Bonds, 5.00%, 11/01/28	1,937,908
2,500,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/24	2,525,276
3,250,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/25	3,328,429
2,000,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/26	2,080,343
1,600,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/27	1,688,700
1,955,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/28	2,093,871
1,005,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/29	1,089,416
1,700,000	East Bay Municipal Utility District Water System Revenue Water Utility Improvements Revenue Bonds, Series A, 5.00%, 06/01/31	1,878,623
1,450,000	Fremont Union High School District School Improvements GO, Series 2018, 5.00%, 08/01/25	1,483,754
1,000,000	Fremont Union High School District School Improvements GO, Series 2022, 5.00%, 08/01/25	1,023,279
Principal Amount		Value
California (continued)
$1,100,000	Los Angeles Community College District Refunding GO, Series A, 5.00%, 08/01/29(a)	$1,111,284
5,000,000	Los Angeles Community College District University & College Improvements GO, Series A-1, 5.00%, 08/01/24	5,049,814
6,250,000	Los Angeles Community College District University & College Improvements GO, Series A-1, 5.00%, 08/01/27	6,600,992
6,000,000	Los Angeles Department of Water & Power Water System Revenue Water Utility Improvements Revenue Bonds, Series A, 5.00%, 07/01/26	6,229,904
5,000,000	Los Angeles Department of Water & Power Water System Revenue Water Utility Improvements Revenue Bonds, Series A, 5.00%, 07/01/27	5,268,640
3,000,000	Los Angeles Department of Water & Power Water System Revenue Water Utility Improvements Revenue Bonds, Series D, 5.00%, 07/01/47	3,087,730
1,000,000	Miracosta Community College District University & College Improvements GO, Series 2016-C, 5.00%, 08/01/35	1,101,727
3,000,000	Orange County Sanitation District Advance Refunding Revenue Bonds, Series A, 5.00%, 02/01/34	3,025,552
1,145,000	Regents of the University of California Medical Center Pooled Revenue Current Refunding Revenue Bonds, Series L, 5.00%, 05/15/24	1,152,982
1,100,000	Rio Hondo Community College District Current Refunding GO, Series B, 5.00%, 08/01/24	1,111,528
1,000,000	Sacramento Municipal Utility District Current Refunding Revenue Bonds, Series J, 5.00%, 08/15/27	1,057,173

117

Old Westbury Funds, Inc.
California Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
California (continued)
$1,000,000	Sacramento Municipal Utility District Current Refunding Revenue Bonds, Series J, 5.00%, 08/15/30	$1,094,970
2,000,000	Sacramento Municipal Utility District Electric Light & Power Improvements Revenue Bonds, Series H, 5.00%, 08/15/36	2,137,866
3,750,000	San Diego County Regional Transportation Commission Current Refunding Revenue Bonds, Series A, 5.00%, 04/01/24	3,770,430
1,000,000	San Diego County Regional Transportation Commission Current Refunding Revenue Bonds, Series A, 5.00%, 04/01/28	1,066,790
2,000,000	San Francisco City & County Airport Comm-San Francisco International Airport Advance Refunding Current Revenue Bonds, Series A, 5.00%, 05/01/26	2,065,655
10,825,000	San Francisco City & County Airport Comm-San Francisco International Airport Current Refunding Revenue Bonds, Series A, 5.00%, 05/01/28	11,049,462
2,000,000	San Francisco City & County Airport Comm-San Francisco International Airport Current Refunding Revenue Bonds, Series A, 5.00%, 05/01/31	2,047,187
2,500,000	San Francisco City & County Airport Comm-San Francisco International Airport Current Refunding Revenue Bonds, Series A, 5.00%, 05/01/32	2,558,217
3,000,000	San Francisco City & County Airport Comm-San Francisco International Airport Current Refunding Revenue Bonds, Series H, 5.00%, 05/01/29	3,074,962
Principal Amount		Value
California (continued)
$5,000,000	San Francisco City & County Airport Comm-San Francisco International Airport Port Airport & Marina Improvements Revenue Bonds, Series C, 5.00%, 05/01/46	$5,011,451
1,000,000	San Jose Evergreen Community College District University & College Improvements GO, Series C, 5.00%, 09/01/36	1,090,472
1,650,000	San Jose Evergreen Community College District University & College Improvements GO, Series C, 5.00%, 09/01/38	1,747,258
1,000,000	San Jose Financing Authority Refunding Revenue Bonds, Series B, 5.00%, 11/01/35	1,099,250
1,000,000	San Jose Financing Authority Refunding Revenue Bonds, Series B, 5.00%, 11/01/36	1,087,491
1,000,000	San Jose Financing Authority Refunding Revenue Bonds, Series B, 5.00%, 11/01/37	1,074,893
1,075,000	San Jose Financing Authority Refunding Revenue Bonds, Series B, 5.00%, 11/01/42	1,132,086
1,000,000	San Mateo Union High School District Refunding GO, 5.00%, 09/01/27(a)	1,011,437
1,000,000	San Ramon Valley Unified School District School Improvements GO, 5.00%, 08/01/24	1,009,372
2,000,000	Santa Clara Valley Water District Current Refunding Revenue Bonds, Series A, 5.00%, 06/01/42	2,095,537
3,350,000	Santa Clara Valley Water District Current Refunding Revenue Bonds, Series A, 5.00%, 06/01/43	3,502,032
1,150,000	State Center Community College District University & College Improvements GO, Series C, 5.00%, 08/01/24	1,162,222

118

Old Westbury Funds, Inc.
California Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
California (continued)
$5,000,000	State Center Community College District University & College Improvements GO, Series C, 5.00%, 08/01/47	$5,142,298
5,825,000	State of California Current Refunding GO, 5.00%, 10/01/36	6,297,776
3,000,000	State of California Current Refunding GO, 5.00%, 08/01/24	3,031,439
5,770,000	State of California Current Refunding GO, (AGM), 5.25%, 08/01/32	6,315,707
4,770,000	State of California Current Refunding GO, Group C, 5.00%, 08/01/27	4,844,053
10,140,000	State of California Multi Utility Improvements GO, 5.00%, 10/01/25	10,385,506
5,000,000	State of California Refunding GO, 5.00%, 10/01/26	5,044,711
6,150,000	State of California Water Utility Improvements GO, 6.00%, 03/01/33	6,239,003
10,000,000	State of California Water Utility Improvements GO, 5.00%, 04/01/28	10,558,596
1,000,000	University of California Advance Refunding Revenue Bonds, Series AY, 5.00%, 05/15/24	1,007,395
1,465,000	University of California Advance Refunding Revenue Bonds, Series S, 5.00%, 05/15/34	1,614,510
10,000,000	University of California Current Refunding Revenue Bonds, Series BN, 5.00%, 05/15/24	10,073,954
10,000,000	University of California Current Refunding Revenue Bonds, Series BN, 5.00%, 05/15/34	11,159,884
3,000,000	University of California University & College Improvements Revenue Bonds, Series BK, 5.00%, 05/15/32	3,325,131
Total Municipal Bonds (Cost $293,338,671)		281,585,432
Principal Amount		Value
CORPORATE BONDS — 0.5%
United States — 0.5%
$2,000,000	Stanford Health Care, Series 2020, 3.31%, 08/15/30	$1,719,249

Total Corporate Bonds (Cost $2,000,000)		1,719,249

U.S. GOVERNMENT SECURITIES — 14.3%
U.S. Treasury Notes — 14.3%
20,000,000	0.13%, 12/15/23	19,873,461
7,500,000	4.38%, 10/31/24	7,421,192
7,500,000	4.25%, 10/15/25	7,381,641
7,500,000	4.13%, 10/31/27	7,299,023
7,500,000	3.50%, 02/15/33	6,730,078

Total U.S. Government Securities (Cost $49,647,207)		48,705,395

Shares
INVESTMENT COMPANY — 1.2%
4,176,000	Federated Hermes Government Obligations Fund, 5.26%(b)	4,176,000

Total Investment Company (Cost $4,176,000)		4,176,000

TOTAL INVESTMENTS — 98.8% (Cost $349,161,878)		$336,186,076
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%		4,062,415
NET ASSETS — 100.0%		$340,248,491

(a)	These securities are pre-refunded; the date shown represents the pre-refunded date. Bonds which are pre-refunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b)	The rate shown represents the current yield as of October 31, 2023.

The following abbreviations are used in the report:

AGM — Assured Guaranty Municipal Corp.

GO — General Obligation

119

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments	October 31, 2023

Principal Amount		Value
MUNICIPAL BONDS — 88.4%
New York — 88.4%
$2,000,000	Battery Park City Authority Current Refunding Revenue Bonds, Series A, 5.00%, 11/01/25	$2,000,000
1,515,000	City of New York Advance Refunding GO, Series C, 5.00%, 08/01/27	1,534,500
1,190,000	City of New York Advance Refunding GO, Series D, 5.00%, 08/01/33	1,231,852
2,000,000	City of New York Current Refunding GO, Series B-1, 5.00%, 08/01/26	2,064,431
2,500,000	City of New York Current Refunding GO, Series B-1, 5.00%, 08/01/28	2,637,141
1,250,000	City of New York Current Refunding GO, Series C-1, 5.00%, 08/01/25	1,275,268
7,670,000	City of New York Current Refunding GO, Series F-2, 5.13%, 08/01/24	7,633,928
6,500,000	City of New York Current Refunding GO, Sub-Series F-1, 5.00%, 08/01/30	6,932,539
1,110,000	City of New York Public Improvements GO, Series 2018-1, 5.00%, 08/01/25	1,132,438
5,000,000	City of New York Public Improvements GO, Subseries D-2, 3.66%, 12/01/26	4,746,643
5,000,000	City of New York Public Improvements GO, Sub-Series E-2, 4.57%, 04/01/28	4,828,395
2,860,000	County of Westchester NY Public Improvements GO, Series A, 5.00%, 10/15/29	3,094,399
2,000,000	County of Westchester NY Recreation Facilities Improvements GO, Series A, 5.00%, 12/15/30	2,190,022
2,000,000	County of Westchester NY Recreation Facilities Improvements GO, Series A, 4.00%, 12/15/31	2,056,993
Principal Amount		Value
New York (continued)
$2,300,000	County of Westchester NY Recreation Facilities Improvements GO, Series A, 4.00%, 12/15/32	$2,363,624
2,300,000	County of Westchester NY Recreation Facilities Improvements GO, Series A, 4.00%, 12/15/33	2,358,882
7,500,000	County of Westchester NY Recreation Facilities Improvements GO, Series A, 4.00%, 12/15/34	7,664,011
7,500,000	County of Westchester NY Recreation Facilities Improvements GO, Series A, 4.00%, 12/15/35	7,594,699
7,500,000	County of Westchester NY Recreation Facilities Improvements GO, Series A, 4.00%, 12/15/36	7,513,921
1,000,000	Erie County Industrial Development Agency Current Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 05/01/24	1,005,829
1,000,000	Erie County Industrial Development Agency Current Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 05/01/25	1,017,817
1,000,000	Erie County Industrial Development Agency Current Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 05/01/26	1,030,656
1,025,000	Erie County Industrial Development Agency Current Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 05/01/29	1,095,883
1,500,000	Erie County Industrial Development Agency Current Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 05/01/31	1,632,390
1,860,000	Long Island Power Authority Current Refunding Revenue Bonds, Series F, 5.00%, 09/01/28	1,972,364

120

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
New York (continued)
$6,000,000	Long Island Power Authority Current Refunding Revenue Bonds, Series F, 5.00%, 09/01/29	$6,418,102
2,500,000	Long Island Power Authority Current Refunding Revenue Bonds, Series F, 5.00%, 09/01/33	2,744,312
1,200,000	Long Island Power Authority Electric Light & Power Improvements Revenue Bonds, 5.00%, 09/01/35	1,245,301
6,000,000	Long Island Power Authority Electric Light & Power Improvements Revenue Bonds, Series A, 4.00%, 09/01/34	5,864,643
1,915,000	Long Island Power Authority Green Bond Revenue Bonds, Series E, 5.00%, 09/01/27	2,007,649
1,600,000	Long Island Power Authority Green Bond Revenue Bonds, Series E, 5.00%, 09/01/28	1,696,657
1,500,000	Long Island Power Authority Green Bond Revenue Bonds, Series E, 5.00%, 09/01/29	1,604,526
1,700,000	Long Island Power Authority Green Bond Revenue Bonds, Series E, 5.00%, 09/01/30	1,830,172
1,400,000	Long Island Power Authority Green Bond Revenue Bonds, Series E, 5.00%, 09/01/31	1,518,070
1,850,000	Long Island Power Authority Green Bond Revenue Bonds, Series E, 5.00%, 09/01/32	2,019,548
2,300,000	Long Island Power Authority Green Bond Revenue Bonds, Series E, 5.00%, 09/01/33	2,524,767
1,675,000	Long Island Power Authority Green Bond Revenue Bonds, Series E, 5.00%, 09/01/34	1,816,573
1,500,000	Long Island Power Authority Revenue Bonds, Series A, 5.00%, 09/01/25	1,534,446
2,000,000	Metropolitan Transportation Authority Advance Refunding Revenue Bonds, Series A, 5.00%, 11/15/26	2,078,487
1,500,000	Metropolitan Transportation Authority Green Bond Refunding Revenue Bonds, Sub-Series A1, 5.00%, 11/15/48(a)	1,495,281
Principal Amount		Value
New York (continued)
$2,570,000	Metropolitan Transportation Authority Green Bond Revenue Bonds, Series B-2, 5.00%, 11/15/23	$2,571,052
5,000,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series A, 5.00%, 11/15/35	5,368,843
2,500,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series B-1, 5.00%, 11/15/29(b)	2,504,596
2,000,000	Metropolitan Transportation Authority Transit Improvements Revenue Bonds, Sub-Series A-1, 5.00%, 11/15/33	1,993,994
5,000,000	Nassau County Interim Finance Authority Current Refunding Revenue Bonds, Series A, 5.00%, 11/15/31	5,511,120
6,280,000	Nassau County Interim Finance Authority Current Refunding Revenue Bonds, Series B, 1.46%, 11/15/29	5,051,579
4,000,000	New York City Housing Development Corp. Local Multifamily Housing, Sustainable Development Revenue Bonds, Series K, (Housing Finance Agency), 0.90%, 11/01/60(a)	3,643,719
1,000,000	New York City Municipal Water Finance Authority Current Refunding Revenue Bonds, Series AA-2, 5.00%, 06/15/28	1,033,168
1,100,000	New York City Municipal Water Finance Authority Current Refunding Revenue Bonds, Series AA-2, 5.00%, 06/15/29	1,148,767
5,000,000	New York City Municipal Water Finance Authority Current Refunding Revenue Bonds, Series AA-3, 5.00%, 06/15/47	5,033,842
2,750,000	New York City Municipal Water Finance Authority Current Refunding Revenue Bonds, Series CC, 5.00%, 06/15/25	2,802,005

121

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
New York (continued)
$6,000,000	New York City Municipal Water Finance Authority Current Refunding Revenue Bonds, Sub-Series EE, 5.00%, 06/15/34	$6,511,499
2,000,000	New York City Municipal Water Finance Authority Improvements Revenue Bonds, Series CC-2, 5.00%, 06/15/26	2,022,335
2,000,000	New York City Municipal Water Finance Authority Improvements Revenue Bonds, Series CC-2, 5.00%, 06/15/27	2,035,296
6,400,000	New York City Municipal Water Finance Authority Improvements Revenue Bonds, Series DD-1, 5.00%, 06/15/30	6,912,216
1,500,000	New York City Municipal Water Finance Authority Improvements Revenue Bonds, Sub-Series FF-1, 5.00%, 06/15/49	1,493,597
2,000,000	New York City Municipal Water Finance Authority Refunding Revenue Bonds, Series DD-2, 5.00%, 06/15/25	2,002,388
5,000,000	New York City Municipal Water Finance Authority Refunding Revenue Bonds, Series HH, 5.00%, 06/15/28	5,066,359
1,225,000	New York City Transitional Finance Authority Building Aid Pre-refunded Revenue Bonds, Series S, (State Aid Withholding), 5.00%, 07/15/24	1,234,568
1,035,000	New York City Transitional Finance Authority Building Aid Revenue Advance Refunding Revenue Bonds, Series S-1, (State Aid Withholding), 5.00%, 07/15/26	1,067,736
2,300,000	New York City Transitional Finance Authority Building Aid Revenue Current Refunding Revenue Bonds, Series S-1A, (State Aid Withholding), 5.00%, 07/15/31	2,469,090
Principal Amount		Value
New York (continued)
$3,230,000	New York City Transitional Finance Authority Building Aid Revenue Current Refunding Revenue Bonds, Series S-1A, (State Aid Withholding), 5.00%, 07/15/32	$3,522,446
1,960,000	New York City Transitional Finance Authority Building Aid Revenue Refunding Revenue Bonds, Sub-Series S-3, (State Aid Withholding), 5.00%, 07/15/30	2,049,246
2,000,000	New York City Transitional Finance Authority Building Aid Revenue Refunding Revenue Bonds, Sub-Series S-4A, (State Aid Withholding), 5.00%, 07/15/25	2,037,419
5,000,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, 5.00%, 11/01/29	5,320,378
4,375,000	New York City Transitional Finance Authority Future Tax Secured Public Improvements Revenue Bonds, 5.00%, 08/01/24	4,413,746
7,750,000	New York City Transitional Finance Authority Future Tax Secured Revenue Cash Flow Management Revenue Bonds, Series B-1, 5.00%, 08/01/25	7,907,978
2,500,000	New York City Transitional Finance Authority Future Tax Secured Revenue Cash Flow Management Revenue Bonds, Series F-1, 5.00%, 02/01/40	2,567,283
3,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Current Refunding Revenue Bonds, Series E-1, 5.00%, 11/01/36	3,191,049
2,000,000	New York City Transitional Finance Authority Public Improvements Revenue Bonds, Series C, 5.00%, 05/01/36	2,145,228

122

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
New York (continued)
$5,000	New York State Dormitory Authority Pre-refunded Refunding Revenue Bonds, Series E, 5.00%, 02/15/30(c)	$5,076
3,505,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series A, 5.00%, 07/01/30	3,643,943
635,000	New York State Dormitory Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 07/01/24	639,732
475,000	New York State Dormitory Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 07/01/25	484,147
3,610,000	New York State Dormitory Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 07/01/26	3,719,549
5,170,000	New York State Dormitory Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 07/01/27	5,382,629
2,765,000	New York State Dormitory Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 07/01/28	2,906,656
2,240,000	New York State Dormitory Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 07/01/29	2,372,604
1,770,000	New York State Dormitory Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 07/01/36	1,865,373
2,575,000	New York State Dormitory Authority Correctional Facilities Improvements Revenue Bonds, Series A-1, 5.00%, 03/15/28	2,707,744
2,000,000	New York State Dormitory Authority Correctional Facilities Improvements Revenue Bonds, Series A-1, 5.00%, 03/15/37	2,093,886
Principal Amount		Value
New York (continued)
$2,500,000	New York State Dormitory Authority Correctional Facilities Improvements Revenue Bonds, Series B, 5.20%, 03/15/25	$2,490,751
3,500,000	New York State Dormitory Authority Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/35	3,708,938
1,575,000	New York State Dormitory Authority Current Refunding Revenue Bonds, Series A-2, 5.00%, 07/01/30	1,712,458
10,000,000	New York State Dormitory Authority Public Improvements Revenue Bonds, Series 2015B-B, 5.00%, 03/15/29	10,189,906
2,000,000	New York State Dormitory Authority Public Improvements Revenue Bonds, Series A, 5.00%, 03/15/24	2,008,403
5,000,000	New York State Dormitory Authority Public Improvements Revenue Bonds, Series B, 5.00%, 02/15/28(c)	5,081,903
3,000,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 08/01/35	3,222,111
3,000,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 08/01/36	3,189,211
2,000,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 08/01/37	2,102,943
2,025,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 02/15/26(c)	2,032,084
6,500,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 07/01/29(c)	6,637,822
1,450,000	New York State Dormitory Authority Refunding Revenue Bonds, Series E, 5.00%, 02/15/30	1,456,562

123

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
New York (continued)
$2,500,000	New York State Dormitory Authority School Improvements Income Tax Revenue Bonds, Series A, 5.00%, 02/15/28	$2,554,484
6,655,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 10/01/32	7,376,094
1,250,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 10/01/33	1,394,821
2,500,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/15/25	2,543,633
1,000,000	New York State Dormitory Authority University and College Improvements Revenue Bonds, Series A, 5.00%, 03/15/24	1,004,570
2,525,000	New York State Dormitory Authority University and College Improvements Revenue Bonds, Series A, 5.00%, 07/01/25	2,578,949
1,750,000	New York State Dormitory Authority University and College Improvements Revenue Bonds, Series A, 5.00%, 07/01/26	1,808,939
3,755,000	New York State Environmental Facilities Corp. Current Refunding Revenue Bonds, 5.00%, 06/15/28	3,996,244
2,000,000	New York State Environmental Facilities Corp. Current Refunding Revenue Bonds, 5.00%, 06/15/29	2,152,249
1,000,000	New York State Environmental Facilities Corp. Green Bond Revenue Bonds, Series B, 5.00%, 02/15/31	1,092,829
6,250,000	New York State Environmental Facilities Corp. Refunding Revenue Bonds, 5.00%, 06/15/28	6,286,188
Principal Amount		Value
New York (continued)
$3,445,000	New York State Environmental Facilities Corp. Refunding Revenue Bonds, Series B, 5.00%, 06/15/30	$3,688,559
5,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/24	5,038,729
540,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 09/15/24	545,827
4,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/25	4,080,695
2,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/26	2,070,685
955,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 09/15/26	992,362
1,750,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/27	1,837,313
1,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/34	1,063,347
1,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/36	1,050,073
1,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 09/15/36	1,071,516
6,250,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 09/15/41	6,440,593
605,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/24	609,686

124

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
New York (continued)
$985,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/24	$992,630
4,240,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, Series B, 5.00%, 06/15/27	4,451,546
550,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, Series E, 5.00%, 06/15/24	554,260
5,000,000	New York State Housing Finance Agency State MF Housing Revenue Bonds, Series F, (State of New York Mortgage Agency), 3.85%, 05/01/62(a)	4,897,090
1,000,000	New York State Housing Finance Agency State MF Housing Revenue Bonds, Series J, (State of New York Mortgage Agency), 1.00%, 11/01/61(a)	892,711
1,500,000	New York State Housing Finance Agency State MF Housing Revenue Bonds, Series J, (State of New York Mortgage Agency), 1.10%, 11/01/61(a)	1,303,135
2,000,000	New York State Thruway Authority Refunding Revenue Bonds, Series J, 5.00%, 01/01/27	2,001,521
5,875,000	New York State Thruway Authority Transit Improvements Revenue Bonds, Series A, 5.00%, 03/15/31	6,322,998
5,500,000	New York State Thruway Authority Transit Improvements Revenue Bonds, Series A, 5.00%, 03/15/39	5,655,434
5,000	New York State Urban Development Corp. Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/25	5,077
1,500,000	New York State Urban Development Corp. Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/29	1,552,099
Principal Amount		Value
New York (continued)
$5,000,000	New York State Urban Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 03/15/31	$5,358,033
5,000,000	New York State Urban Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 03/15/32	5,389,841
1,000,000	New York State Urban Development Corp. State Personal Income Tax Public Improvements Revenue Bonds, Series E, 5.00%, 03/15/29	1,001,583
4,620,000	New York State Urban Development Corp. Transit Improvements Revenue Bonds, Series A, 5.00%, 03/15/36	4,955,111
2,085,000	Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 189, 5.00%, 05/01/26	2,116,525
2,500,000	Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 237, 5.00%, 01/15/47	2,484,094
1,100,000	Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 84, 5.00%, 09/01/34	1,107,719
1,400,000	Port Authority of New York & New Jersey Refunding Revenue Bonds, Series 179, 5.00%, 12/01/27	1,401,632
5,000,000	Port Authority of New York & New Jersey Refunding Revenue Bonds, Series 179, 5.00%, 12/01/28	5,005,829
5,150,000	Sales Tax Asset Receivable Corp. Refunding Revenue Bonds, Series A, 5.00%, 10/15/30(c)	5,207,679
8,195,000	State of New York Current Refunding GO, Series B, 2.55%, 02/15/29	7,150,029
1,000,000	Syracuse Industrial Development Agency School Improvements Revenue Bonds, Series A, (State Aid Withholding), 4.00%, 05/01/33	997,234

125

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
New York (continued)
$1,915,000	Syracuse Industrial Development Agency School Improvements Revenue Bonds, Series A, (State Aid Withholding), 4.00%, 05/01/34	$1,895,047
1,000,000	Syracuse Industrial Development Agency School Improvements Revenue Bonds, Series A, (State Aid Withholding), 4.00%, 05/01/35	975,705
2,750,000	Triborough Bridge & Tunnel Authority Current Refunding Revenue Bonds, Series A, 5.00%, 11/15/28	2,920,653
1,500,000	Triborough Bridge & Tunnel Authority Current Refunding Revenue Bonds, Series A, 5.00%, 11/15/34	1,624,179
2,000,000	Triborough Bridge & Tunnel Authority Current Refunding Revenue Bonds, Series A, 4.00%, 11/15/35	1,913,508
3,000,000	Triborough Bridge & Tunnel Authority Refunding Revenue Bonds, 5.00%, 05/15/27	3,129,682
1,275,000	Triborough Bridge & Tunnel Authority Sales Tax Revenue Transit Improvements Revenue Bonds, Series A, 5.00%, 05/15/34	1,392,679
1,000,000	Triborough Bridge & Tunnel Authority Sales Tax Revenue Transit Improvements Revenue Bonds, Series A, 5.00%, 05/15/38	1,046,465
1,500,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series A, 5.00%, 06/15/26	1,507,496
2,655,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/26	2,668,269
2,975,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/27	3,026,747
5,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/28	5,120,542
Principal Amount		Value
New York (continued)
$5,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/29	$5,169,197
5,045,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/30	5,334,482
3,630,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/31	3,889,194
4,290,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 12/15/31	4,291,492
4,760,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/32	5,146,568
2,250,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/33	2,454,032
1,700,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/34	1,865,862
1,080,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 12/15/28	1,080,415
8,720,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 12/15/29	8,723,243
2,750,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 12/15/30	2,751,023

Total Municipal Bonds (Cost $510,862,286)		485,302,807

126

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2023

Principal Amount		Value
CORPORATE BONDS — 0.8%
United States — 0.8%
$5,000,000	Andrew W Mellon Foundation (The), Series 2020, 0.95%, 08/01/27	$4,249,784

Total Corporate Bonds (Cost $5,000,000)		4,249,784

U.S. GOVERNMENT SECURITIES — 8.8%
U.S. Treasury Notes — 8.8%
10,000,000	4.25%, 10/15/25	9,842,187
12,000,000	4.13%, 10/31/27	11,678,437
30,000,000	3.50%, 02/15/33	26,920,313

Total U.S. Government Securities (Cost $50,701,489)		48,440,937

Shares
INVESTMENT COMPANY — 0.9%
5,160,136	Federated Hermes Government Obligations Fund, 5.26%(d)	5,160,136

Total Investment Company (Cost $5,160,136)		5,160,136

TOTAL INVESTMENTS — 98.9% (Cost $571,723,911)		$543,153,664
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%		5,801,768
NET ASSETS — 100.0%		$548,955,432

(a)	Floating rate security. Rate shown is the rate in effect as of October 31, 2023.
(b)	These securities are subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at the stated maturity date.
(c)	These securities are pre-refunded; the date shown represents the pre-refunded date. Bonds which are pre-refunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(d)	The rate shown represents the current yield as of October 31, 2023.

The following abbreviation is used in the report:

GO — General Obligation

127

Old Westbury Funds, Inc.
Statements of Assets and Liabilities
October 31, 2023

	ALL CAP CORE FUND	LARGE CAP STRATEGIES FUND	SMALL & MID CAP STRATEGIES FUND	CREDIT INCOME FUND
ASSETS:
Investments, at fair value - unaffiliated	$2,889,531,510	$19,660,901,277	$7,341,558,975	$2,230,814,009
Foreign currency, at value (Cost $0, $118,930, $676,255 and $0 respectively)	—	118,833	673,729	—
Cash	4	8,027	1	—
Due from broker for collateral	—	6,090,000	—	21,100,000
Dividends and interest receivable	1,024,895	14,262,832	13,045,277	16,185,053
Receivable for Fund shares sold	98,424	2,591,047	2,600,265	1,815,006
Receivable for investments sold	—	47,309,473	82,197,029	441,864
Prepaid expenses	21,243	68,067	34,116	19,282
Total Assets	2,890,676,076	19,731,349,556	7,440,109,392	2,270,375,214
LIABILITIES:
Payable for Fund shares redeemed	424,198	2,036,988	497,239	4,719,452
Payable for investments purchased	—	—	78,350,506	3,938,218
Unrealized depreciation on swap contracts	—	—	—	21,287,338
Unrealized depreciation on forward foreign currency exchange contracts	—	7,057,090	—	—
Deferred foreign capital gains tax liability (Note 8)	—	18,008,092	1,286,339	—
Accrued expenses and other payables:
Investment advisory	1,639,896	13,369,351	4,799,593	1,049,731
Administration and accounting - unaffiliated	81,701	516,080	304,114	123,216
Administration and accounting - affiliated	72,842	495,571	186,494	56,013
Shareholder servicing fee	485,616	3,303,810	1,243,297	373,420
Custody - unaffiliated	—	24,478	225,664	6,045
Custody - affiliated	51,130	439,788	20,329	—
Directors	18,837	128,622	49,079	14,289
Legal and audit	85,501	616,590	252,225	312,513
Other	65,324	436,834	182,941	50,237
Total Liabilities	2,925,045	46,433,294	87,397,820	31,930,472
NET ASSETS	$2,887,751,031	$19,684,916,262	$7,352,711,572	$2,238,444,742
NET ASSETS consist of:
Capital paid-in	$1,787,302,365	$15,645,154,593	$7,647,524,972	$3,018,509,453
Total distributable earnings/(accumulated loss)	1,100,448,666	4,039,761,669	(294,813,400)	(780,064,711)
NET ASSETS	$2,887,751,031	$19,684,916,262	$7,352,711,572	$2,238,444,742
Net Asset Value, maximum offering price and redemption price per share	$21.86	$15.33	$13.29	$7.50
Number of shares authorized	2,500,000,000	3,000,000,000	3,500,000,000	3,500,000,000
SHARES OF CAPITAL STOCK OUTSTANDING	132,101,109	1,284,347,786	553,187,776	298,507,450
INVESTMENTS, AT COST	$2,027,019,447	$15,469,221,050	$7,547,815,261	$2,843,688,686

See Notes to Financial Statements.

128

Old Westbury Funds, Inc.
Statements of Assets and Liabilities - (Continued)
October 31, 2023

	FIXED INCOME FUND	MUNICIPAL BOND FUND	CALIFORNIA MUNICIPAL BOND FUND	NEW YORK MUNICIPAL BOND FUND
ASSETS:
Investments, at fair value - unaffiliated	$1,377,341,189	$3,872,264,303	$336,186,076	$543,153,664
Cash	1	—	1	1
Dividends and interest receivable	13,580,060	46,792,967	4,305,057	7,534,619
Receivable for Fund shares sold	242,043	116,421	—	1,240
Receivable for investments sold	—	19,318,367	—	—
Prepaid expenses	16,829	23,293	14,130	14,686
Total Assets	1,391,180,122	3,938,515,351	340,505,264	550,704,210
LIABILITIES:
Payable for Fund shares redeemed	277,225	1,696,075	55,000	1,443,259
Payable for investments purchased	3,348,392	139,390,089	—	—
Accrued expenses and other payables:
Investment advisory	320,747	917,217	73,014	124,204
Administration and accounting - unaffiliated	45,359	124,535	19,509	27,760
Administration and accounting - affiliated	34,111	93,929	8,465	13,678
Shareholder servicing fee	227,406	626,195	56,435	91,185
Custody - affiliated	17,056	46,964	4,233	6,839
Directors	8,387	23,643	2,079	3,433
Legal and audit	49,607	108,799	22,936	21,718
Other	32,372	77,936	15,102	16,702
Total Liabilities	4,360,662	143,105,382	256,773	1,748,778
NET ASSETS	$1,386,819,460	$3,795,409,969	$340,248,491	$548,955,432
NET ASSETS consist of:
Capital paid-in	$1,604,149,622	$4,147,555,332	$368,107,370	$595,787,617
Total accumulated loss	(217,330,162)	(352,145,363)	(27,858,879)	(46,832,185)
NET ASSETS	$1,386,819,460	$3,795,409,969	$340,248,491	$548,955,432
Net Asset Value, maximum offering price and redemption price per share	$9.72	$11.04	$9.36	$9.45
Number of shares authorized	2,000,000,000	2,000,000,000	2,000,000,000	2,000,000,000
SHARES OF CAPITAL STOCK OUTSTANDING	142,710,637	343,764,481	36,346,762	58,099,642
INVESTMENTS, AT COST	$1,459,800,715	$4,056,367,174	$349,161,878	$571,723,911

See Notes to Financial Statements.

129

Old Westbury Funds, Inc.
Statements of Operations
For the Year Ended October 31, 2023

	ALL CAP CORE FUND	LARGE CAP STRATEGIES FUND	SMALL & MID CAP STRATEGIES FUND	CREDIT INCOME FUND
INVESTMENT INCOME:
Interest	$4,202,681	$19,886,907	$4,490,377	$123,890,840
Dividends - unaffiliated	31,163,425	324,508,922	132,221,640	18,421,348
Foreign tax withheld	(331,132)	(6,229,325)	(9,844,253)	—
Total investment income	35,034,974	338,166,504	126,867,764	142,312,188
EXPENSES:
Investment advisory fees	20,054,408	166,067,702	67,149,749	13,400,075
Shareholder servicing fees	5,939,818	41,048,175	15,799,941	4,600,027
Administration and accounting fees - unaffiliated	465,368	2,980,707	1,410,860	509,067
Administration and accounting fees - affiliated	890,973	6,157,226	2,369,991	690,004
Custodian fees - unaffiliated	—	146,449	1,798,975	66,458
Custodian fees - affiliated	552,117	5,087,161	259,793	—
Directors fees and expenses	78,453	535,562	204,624	62,431
Insurance premiums	23,716	73,074	38,261	22,931
Legal and audit fees	118,980	749,120	306,936	277,534
Printing and postage fees	24,797	113,655	58,640	21,550
Registration fees	31,143	60,542	95,572	31,265
Transfer agent fees	295,199	1,939,212	754,585	225,619
Miscellaneous expenses	18,587	103,998	76,414	37,777
Total expenses	28,493,559	225,062,583	90,324,341	19,944,738
Expenses waived by Advisor	—	—	(3,424,666)	(394,623)
Net expenses	28,493,559	225,062,583	86,899,675	19,550,115
NET INVESTMENT INCOME	6,541,415	113,103,921	39,968,089	122,762,073
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS, FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, FOREIGN CURRENCY TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:
Net realized gain/(loss) on:
Investments	259,791,675	352,507,582	71,517,783	(98,552,129)
Futures contracts	—	—	—	1,694,278
Swap agreements	—	—	—	(23,970,769)
Forward foreign currency exchange contracts	—	(3,305,556)	—	—
Foreign currency transactions	(215,924)	(2,029,011)	(734,183)	—
Foreign capital gains tax	—	(3,978,263)	(115,680)	—
Net change in unrealized appreciation/(depreciation) on:
Investments	34,491,887	992,142,532	(165,370,922)	(35,662,000)
Swap agreements	—	—	—	6,993,919
Forward foreign currency exchange contracts	—	(7,057,090)	—	—
Foreign currency transactions	5,358	225,252	171,699	—
Deferred foreign capital gains taxed on unrealized appreciation/(depreciation)	—	2,952,189	(922,914)	—
Unfunded loan commitments	—	—	—	3,988
Net realized and change in unrealized gain/(loss) on investments, futures contracts, swap agreements, forward foreign currency exchange contracts, foreign currency transactions, and foreign capital gains taxes	294,072,996	1,331,457,635	(95,454,217)	(149,492,713)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$300,614,411	$1,444,561,556	$(55,486,128)	$(26,730,640)

See Notes to Financial Statements.

130

Old Westbury Funds, Inc.
Statements of Operations - (Continued)
For the Year Ended October 31, 2023

	FIXED INCOME FUND	MUNICIPAL BOND FUND	CALIFORNIA MUNICIPAL BOND FUND	NEW YORK MUNICIPAL BOND FUND
INVESTMENT INCOME:
Interest	$45,583,617	$97,198,984	$9,469,815	$13,879,415
Dividends - unaffiliated	38,837	246,162	18,548	55,313
Total investment income	45,622,454	97,445,146	9,488,363	13,934,728
EXPENSES:
Investment advisory fees	5,655,366	14,403,282	1,499,698	2,479,946
Shareholder servicing fees	2,803,066	7,801,875	666,532	1,114,973
Administration and accounting fees - unaffiliated	237,439	630,498	82,853	119,181
Administration and accounting fees - affiliated	420,460	1,170,281	99,980	167,246
Custodian fees - affiliated	210,230	585,141	49,990	83,623
Directors fees and expenses	39,040	109,530	9,251	15,574
Insurance premiums	19,394	27,402	15,832	16,676
Legal and audit fees	79,063	144,107	24,091	30,655
Printing and postage fees	16,950	29,431	11,626	12,814
Registration fees	26,760	39,159	24,911	24,186
Transfer agent fees	141,927	378,698	43,019	63,881
Miscellaneous expenses	13,152	19,008	10,669	11,428
Total expenses	9,662,847	25,338,412	2,538,452	4,140,183
Expenses waived by Advisor	(1,674,109)	(3,103,068)	(638,834)	(962,510)
Net expenses	7,988,738	22,235,344	1,899,618	3,177,673
NET INVESTMENT INCOME	37,633,716	75,209,802	7,588,745	10,757,055
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investments	(73,630,029)	(67,241,188)	(7,420,337)	(8,651,877)
Net change in unrealized appreciation on:
Investments	52,696,022	42,199,578	4,358,989	5,703,911
Net realized and change in unrealized gain/(loss) on investments	(20,934,007)	(25,041,610)	(3,061,348)	(2,947,966)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,699,709	$50,168,192	$4,527,397	$7,809,089

See Notes to Financial Statements.

131

Old Westbury Funds, Inc.
Statements of Changes in Net Assets

	ALL CAP CORE FUND
	FOR THE YEAR ENDED OCTOBER 31, 2023	FOR THE YEAR ENDED OCTOBER 31, 2022
FROM OPERATIONS:
Net investment income	$6,541,415	$3,842,950
Net realized gain/(loss) on investments, futures contracts, swap agreements, forward foreign currency exchange contracts, foreign currency transactions and foreign capital gains tax	259,575,751	68,992,978
Net change in unrealized appreciation/(depreciation) on investments, swap agreements, forward foreign currency exchange contracts, foreign currency transactions, net of foreign deferred taxes	34,497,245	(836,052,718)
Net increase/(decrease) in net assets resulting from operations	300,614,411	(763,216,790)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and net realized gains	(68,874,399)	(204,878,100)
Total distributions to shareholders	(68,874,399)	(204,878,100)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	213,290,390	269,985,875
Reinvestment of distributions	41,256,915	136,677,933
Value of capital stock redeemed	(400,951,671)	(284,836,201)
Net increase/(decrease) in net assets resulting from capital stock transactions	(146,404,366)	121,827,607
Contributions from the Adviser (Note 6)	—	—
Net increase/(decrease) in net assets	85,335,646	(846,267,283)

NET ASSETS:
Beginning of year	2,802,415,385	3,648,682,668
End of year	$2,887,751,031	$2,802,415,385

CAPITAL SHARE TRANSACTIONS:
Shares sold	10,032,062	11,893,350
Shares issued as reinvestment of distributions	2,056,676	5,387,384
Shares redeemed	(18,409,686)	(12,454,985)
Net increase/(decrease) in shares outstanding	(6,320,948)	4,825,749

See Notes to Financial Statements.

132

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

LARGE CAP STRATEGIES FUND		SMALL & MID CAP STRATEGIES FUND		CREDIT INCOME FUND
FOR THE YEAR ENDED OCTOBER 31, 2023	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2023	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2023	FOR THE YEAR ENDED OCTOBER 31, 2022

$113,103,921	$65,193,329	$39,968,089	$41,910,908	$122,762,073	$122,298,245

343,194,752	(485,059,236)	70,667,920	(159,657,152)	(120,828,620)	(41,461,956)

988,262,883	(5,724,412,214)	(166,122,137)	(2,640,062,793)	(28,664,093)	(623,285,431)
1,444,561,556	(6,144,278,121)	(55,486,128)	(2,757,809,037)	(26,730,640)	(542,449,142)

(119,244,027)	(1,588,764,828)	(38,864,269)	(658,940,089)	(119,000,546)	(126,255,193)
(119,244,027)	(1,588,764,828)	(38,864,269)	(658,940,089)	(119,000,546)	(126,255,193)

1,380,958,837	2,504,443,149	1,084,533,794	1,448,477,615	719,687,403	483,715,552
37,575,695	940,700,749	12,301,908	359,439,739	44,540,574	48,891,447
(2,442,065,362)	(2,074,561,065)	(1,003,757,182)	(784,024,135)	(702,065,146)	(492,465,479)
(1,023,530,830)	1,370,582,833	93,078,520	1,023,893,219	62,162,831	40,141,520
—	3,103,041	—	—	—	—
301,786,699	(6,359,357,075)	(1,271,877)	(2,392,855,907)	(83,568,355)	(628,562,815)

19,383,129,563	25,742,486,638	7,353,983,449	9,746,839,356	2,322,013,097	2,950,575,912
$19,684,916,262	$19,383,129,563	$7,352,711,572	$7,353,983,449	$2,238,444,742	$2,322,013,097

89,816,326	151,613,435	75,136,078	91,215,022	88,222,439	51,371,449
2,554,432	51,097,270	882,490	20,387,960	5,524,317	5,455,540
(158,213,821)	(132,587,268)	(70,460,452)	(53,157,162)	(86,563,629)	(56,181,752)
(65,843,063)	70,123,437	5,558,116	58,445,820	7,183,127	645,237

See Notes to Financial Statements.

133

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

	FIXED INCOME FUND
	FOR THE YEAR ENDED OCTOBER 31, 2023	FOR THE YEAR ENDED OCTOBER 31, 2022
FROM OPERATIONS:
Net investment income	$37,633,716	$20,120,014
Net realized gain/(loss) on investments	(73,630,029)	(42,464,119)
Net change in unrealized appreciation/(depreciation) on investments	52,696,022	(143,193,271)
Net increase/(decrease) in net assets resulting from operations	16,699,709	(165,537,376)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and net realized gains	(39,098,317)	(30,396,014)
Total distributions to shareholders	(39,098,317)	(30,396,014)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	242,013,264	269,774,377
Reinvestment of distributions	22,809,811	18,749,556
Value of capital stock redeemed	(249,142,474)	(267,744,423)
Net increase/(decrease) in net assets resulting from capital stock transactions	15,680,601	20,779,510
Net increase/(decrease) in net assets	(6,718,007)	(175,153,880)

NET ASSETS:
Beginning of year	1,393,537,467	1,568,691,347
End of year	$1,386,819,460	$1,393,537,467

CAPITAL SHARE TRANSACTIONS:
Shares sold	24,054,143	25,284,483
Shares issued as reinvestment of distributions	2,270,545	1,771,658
Shares redeemed	(24,691,147)	(25,468,003)
Net increase/(decrease) in shares outstanding	1,633,541	1,588,138

See Notes to Financial Statements.

134

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

MUNICIPAL BOND FUND		CALIFORNIA MUNICIPAL BOND FUND		NEW YORK MUNICIPAL BOND FUND
FOR THE YEAR ENDED OCTOBER 31, 2023	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2023	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2023	FOR THE YEAR ENDED OCTOBER 31, 2022

$75,209,802	$39,801,233	$7,588,745	$3,882,540	$10,757,055	$6,920,823
(67,241,188)	(107,989,016)	(7,420,337)	(8,334,315)	(8,651,877)	(10,659,263)
42,199,578	(278,081,431)	4,358,989	(22,236,919)	5,703,911	(44,663,540)
50,168,192	(346,269,214)	4,527,397	(26,688,694)	7,809,089	(48,401,980)

(73,169,436)	(86,177,456)	(7,179,822)	(6,712,164)	(10,482,292)	(9,206,887)
(73,169,436)	(86,177,456)	(7,179,822)	(6,712,164)	(10,482,292)	(9,206,887)

689,395,635	687,577,929	97,257,293	73,626,405	122,123,822	113,857,196
17,007,585	38,470,492	2,645,310	3,590,400	3,077,173	4,278,078
(702,350,840)	(713,489,605)	(71,889,062)	(75,083,515)	(119,639,555)	(141,003,328)
4,052,380	12,558,816	28,013,541	2,133,290	5,561,440	(22,868,054)
(18,948,864)	(419,887,854)	25,361,116	(31,267,568)	2,888,237	(80,476,921)

3,814,358,833	4,234,246,687	314,887,375	346,154,943	546,067,195	626,544,116
$3,795,409,969	$3,814,358,833	$340,248,491	$314,887,375	$548,955,432	$546,067,195

60,085,000	58,523,834	10,020,109	7,470,117	12,471,957	11,416,511
1,488,506	3,192,059	274,015	356,533	315,134	423,572
(61,505,530)	(61,492,673)	(7,465,536)	(7,649,338)	(12,261,781)	(14,332,904)
67,976	223,220	2,828,588	177,312	525,310	(2,492,821)

See Notes to Financial Statements.

135

Old Westbury Funds, Inc.
All Cap Core Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$20.25	$27.31	$20.18	$18.84	$17.08
Investment operations:
Net investment income/(loss)(a)	0.05	0.03	(0.02)	0.02	0.09
Net realized and unrealized gain/(loss)	2.06	(5.55)	7.85	3.02	2.44
Total from investment operations	2.11	(5.52)	7.83	3.04	2.53
Distributions:
Net investment income	(0.04)	—	(0.01)	(0.08)	(0.08)
Net realized gains	(0.46)	(1.54)	(0.69)	(1.62)	(0.69)
Total distributions	(0.50)	(1.54)	(0.70)	(1.70)	(0.77)
Net asset value, end of year	$21.86	$20.25	$27.31	$20.18	$18.84
Total return	10.7%	(21.3)%	39.8%	17.3%	15.7%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$2,887,751	$2,802,415	$3,648,683	$2,283,906	$1,766,287
Ratio of expenses to average net assets before expense waivers(b)	0.96%	0.96%	0.96%	0.97%	0.98%
Ratio of expenses to average net assets after expense waivers	0.96%	0.96%	0.96%	0.97%	0.98%
Ratio of net investment income/(loss) to average net assets	0.22%	0.12%	(0.10)%	0.10%	0.51%
Portfolio turnover rate	54%	54%	30%	43%	31%

(a)	Calculated based on the average shares method for the year.
(b)	There were no voluntary fee reductions during the year.

See Notes to Financial Statements.

136

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,
	2023	2022		2021	2020	2019
Net asset value, beginning of year	$14.36	$20.11		$15.26	$14.99	$13.87
Investment operations:
Net investment income(a)	0.09	0.05		0.01	0.07	0.13
Net realized and unrealized gain/(loss)	0.97	(4.56)		5.08	0.94	1.58
Total from investment operations	1.06	(4.51)		5.09	1.01	1.71
Distributions:	0.09	1.24		0.24	—	—
Net investment income	(0.09)	(0.00	)(b)	(0.05)	(0.12)	(0.14)
Net realized gains	—	(1.24)		(0.19)	(0.62)	(0.45)
Total distributions	(0.09)	(1.24)		(0.24)	(0.74)	(0.59)
Net asset value, end of year	$15.33	$14.36		$20.11	$15.26	$14.99
Total return	7.4%	(23.8)%		33.6%	7.0%	12.9%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$19,684,916	$19,383,130		$25,742,487	$17,609,533	$17,001,879
Ratio of expenses to average net assets before expense waivers(c)(d)	1.10%	1.09%		1.09%	1.10%	1.10%
Ratio of expenses to average net assets after expense waivers	1.10%	1.09%		1.09%	1.10%	1.10%
Ratio of net investment income to average net assets	0.55%	0.29%		0.05%	0.48%	0.93%
Portfolio turnover rate	23%	52%		43%	76%	73%

(a)	Calculated based on the average shares method for the year.
(b)	Amount is greater than $(0.005) per share.
(c)	When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statements of Operations and expense ratio.
(d)	There were no voluntary fee reductions during the year.

See Notes to Financial Statements.

137

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.43	$19.92	$15.57	$15.39	$15.85
Investment operations:
Net investment income/(loss)(a)	0.07	0.08	(0.02)	0.03	0.09
Net realized and unrealized gain/(loss)	(0.14)	(5.22)	4.97	0.88	1.10
Total from investment operations	(0.07)	(5.14)	4.95	0.91	1.19
Distributions:
Net investment income	(0.07)	(0.02)	(0.03)	(0.09)	(0.09)
Net realized gains	—	(1.33)	(0.57)	(0.64)	(1.56)
Total distributions	(0.07)	(1.35)	(0.60)	(0.73)	(1.65)
Net asset value, end of year	$13.29	$13.43	$19.92	$15.57	$15.39
Total return	(0.5)%	(27.4)%	32.1%	5.9%	9.4%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$7,352,712	$7,353,983	$9,746,839	$6,765,243	$6,278,441
Ratio of expenses to average net assets before expense waivers(b)	1.14%	1.14%	1.14%	1.15%	1.15%
Ratio of expenses to average net assets after expense waivers	1.10%	1.10%	1.10%	1.11%	1.11%
Ratio of net investment income/(loss) to average net assets	0.51%	0.50%	(0.10)%	0.17%	0.58%
Portfolio turnover rate	41%	81%	46%	65%	52%

(a)	Calculated based on the average shares method for the year.
(b)	When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statements of Operations and expense ratio.

See Notes to Financial Statements.

138

Old Westbury Funds, Inc.
Credit Income Fund
Financial Highlights

For a Share Outstanding Throughout the Period.

	YEAR ENDED OCTOBER 31,			PERIOD FROM OCTOBER 1, 2020(a) TO OCTOBER
	2023	2022	2021	31, 2020
Net asset value, beginning of period	$7.97	$10.15	$9.99	$10.00
Investment operations:
Net investment income(b)	0.43	0.40	0.43	0.05
Net realized and unrealized gain/(loss)	(0.48)	(2.17)	0.15	(0.06)
Total from investment operations	(0.05)	(1.77)	0.58	(0.01)
Distributions:
Net investment income	(0.42)	(0.41)	(0.42)	—
Total distributions	(0.42)	(0.41)	(0.42)	—
Net asset value, end of period	$7.50	$7.97	$10.15	$9.99
Total return	(1.0)%	(17.8)%	5.9%	(0.1	)%(c)
Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$2,238,445	$2,322,013	$2,950,576	$1,939,199
Ratio of expenses to average net assets before expense waivers(d)	0.87%	0.86%	0.87%	0.94	%(e)
Ratio of expenses to average net assets after expense waivers	0.85%	0.85%	0.85%	0.85	%(e)
Ratio of net investment income to average net assets	5.34%	4.36%	4.23%	5.33	%(e)
Portfolio turnover rate	45%	22%	24%	1	%(c)

(a)	Commencement of Investment Operations.
(b)	Calculated based on the average shares method for the period.
(c)	Not Annualized.
(d)	When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statements of Operations and expense ratio.
(e)	Annualized.

See Notes to Financial Statements.

139

Old Westbury Funds, Inc.
Fixed Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.88	$11.25	$11.82	$11.43	$10.75
Investment operations:
Net investment income(a)	0.27	0.14	0.11	0.16	0.21
Net realized and unrealized gain/(loss)	(0.15)	(1.30)	(0.25)	0.43	0.69
Total from investment operations	0.12	(1.16)	(0.14)	0.59	0.90
Distributions:
Net investment income	(0.28)	(0.19)	(0.19)	(0.20)	(0.22)
Net realized gains	—	(0.02)	(0.24)	—	—
Total distributions	(0.28)	(0.21)	(0.43)	(0.20)	(0.22)
Net asset value, end of year	$9.72	$9.88	$11.25	$11.82	$11.43
Total return	1.2%	(10.4)%	(1.2)%	5.2%	8.4%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$1,386,819	$1,393,537	$1,568,691	$1,669,086	$1,492,818
Ratio of expenses to average net assets before expense waivers	0.69%	0.69%	0.68%	0.68%	0.70%
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	2.69%	1.33%	0.97%	1.39%	1.93%
Portfolio turnover rate	92%	56%	58%	87%	34%

(a)	Calculated based on the average shares method for the year.

See Notes to Financial Statements.

140

Old Westbury Funds, Inc.
Municipal Bond Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.10	$12.33	$12.52	$12.26	$11.63
Investment operations:
Net investment income(a)	0.22	0.11	0.12	0.15	0.18
Net realized and unrealized gain/(loss)	(0.07)	(1.09)	(0.12)	0.26	0.62
Total from investment operations	0.15	(0.98)	0.00	0.41	0.80
Distributions:
Net investment income	(0.21)	(0.11)	(0.12)	(0.15)	(0.17)
Net realized gains	—	(0.14)	(0.07)	—	—
Total distributions	(0.21)	(0.25)	(0.19)	(0.15)	(0.17)
Net asset value, end of year	$11.04	$11.10	$12.33	$12.52	$12.26
Total return	1.3%	(8.1)%	(0.1)%	3.4%	6.9%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$3,795,410	$3,814,359	$4,234,247	$4,201,639	$3,658,844
Ratio of expenses to average net assets before expense waivers	0.65%	0.65%	0.65%	0.65%	0.66%
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	1.93%	0.97%	0.93%	1.21%	1.46%
Portfolio turnover rate	52%	55%	58%	40%	26%

(a)	Calculated based on the average shares method for the year.

See Notes to Financial Statements.

141

Old Westbury Funds, Inc.
California Municipal Bond Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,				PERIOD FROM DECEMBER 4, 2018(a) TO OCTOBER
	2023	2022	2021	2020	31, 2019
Net asset value, beginning of period	$9.39	$10.38	$10.57	$10.37	$10.00
Investment operations:
Net investment income(b)	0.22	0.12	0.11	0.12	0.12
Net realized and unrealized gain/(loss)	(0.04)	(0.91)	(0.11)	0.22	0.36
Total from investment operations	0.18	(0.79)	0.00	0.34	0.48
Distributions:
Net investment income	(0.21)	(0.11)	(0.11)	(0.12)	(0.11)
Net realized gains	—	(0.09)	(0.08)	(0.02)	—
Total distributions	(0.21)	(0.20)	(0.19)	(0.14)	(0.11)
Net asset value, end of period	$9.36	$9.39	$10.38	$10.57	$10.37
Total return	1.9%	(7.7)%	(0.1)%	3.3%	4.8	%(c)
Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$340,248	$314,887	$346,155	$400,367	$339,560
Ratio of expenses to average net assets before expense waivers	0.76%	0.77%	0.76%	0.76%	0.78	%(d)
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%	0.57%	0.57%	0.57	%(d)
Ratio of net investment income to average net assets	2.28%	1.17%	1.03%	1.13%	1.32	%(d)
Portfolio turnover rate	75%	60%	25%	26%	41	%(c)

(a)	Commencement of Investment Operations.
(b)	Calculated based on the average shares method for the period.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

142

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,				PERIOD FROM DECEMBER 4, 2018(a) TO OCTOBER
	2023	2022	2021	2020	31, 2019
Net asset value, beginning of period	$9.48	$10.43	$10.55	$10.42	$10.00
Investment operations:
Net investment income(b)	0.19	0.11	0.11	0.12	0.13
Net realized and unrealized gain/(loss)	(0.04)	(0.91)	(0.05)	0.16	0.40
Total from investment operations	0.15	(0.80)	0.06	0.28	0.53
Distributions:
Net investment income	(0.18)	(0.11)	(0.11)	(0.12)	(0.11)
Net realized gains	—	(0.04)	(0.07)	(0.03)	—
Total distributions	(0.18)	(0.15)	(0.18)	(0.15)	(0.11)
Net asset value, end of period	$9.45	$9.48	$10.43	$10.55	$10.42
Total return	1.6%	(7.7)%	0.6%	2.7%	5.4	%(c)
Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$548,955	$546,067	$626,544	$582,500	$498,852
Ratio of expenses to average net assets before expense waivers	0.74%	0.74%	0.74%	0.75%	0.77	%(d)
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%	0.57%	0.57%	0.57	%(d)
Ratio of net investment income to average net assets	1.93%	1.14%	1.01%	1.13%	1.42	%(d)
Portfolio turnover rate	48%	45%	23%	37%	29	%(c)

(a)	Commencement of Investment Operations.
(b)	Calculated based on the average shares method for the period.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

143

Old Westbury Funds, Inc.
Notes to Financial Statements
October 31, 2023

1.	Organization:

Old Westbury Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on August 26, 1993 and commenced operations on October 22, 1993. The Corporation is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation’s Board of Directors (the “Board”) are permitted to create an unlimited number of series, each with one or more separate classes of shares. As of October 31, 2023, the Corporation consisted of eight separate investment portfolios (each series individually referred to as a “Fund” and collectively as the “Funds”) shown below:

Fund Name	Investment Objective
Old Westbury All Cap Core Fund (“All Cap Core Fund”)	Long-term capital appreciation.
Old Westbury Large Cap Strategies Fund (“Large Cap Strategies Fund”)	Long-term capital appreciation.
Old Westbury Small & Mid Cap Strategies Fund (“Small & Mid Cap Strategies Fund”)	Long-term capital appreciation.
Old Westbury Credit Income Fund (“Credit Income Fund”)	Income and capital appreciation.
Old Westbury Fixed Income Fund (“Fixed Income Fund”)	Total return (consisting of current income and capital appreciation).
Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)	Total return (consisting of current income that is exempt from regular federal income tax and capital appreciation).
Old Westbury California Municipal Bond Fund (“California Municipal Bond Fund”)	Total return (consisting of current income that is exempt from regular federal and California income tax and capital appreciation).
Old Westbury New York Municipal Bond Fund (“New York Municipal Bond Fund”)	Total return (consisting of current income that is exempt from regular federal and New York income tax and capital appreciation).

The Corporation has authorized a total of 20.5 billion shares of common stock (par value $0.001 per share).

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties for the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation. However, based on experience, the Corporation expects the risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants such as the Corporation.

The Corporation qualifies as an investment company and follows accounting and reporting guidance as defined by the FASB in ASC 946, Financial Services - Investment Companies.

A. Valuation of Investments. Readily marketable equity securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined, and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) and, if no NOCP is available, then at the last reported sales price. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the securities are valued using a broker-dealer quote or an approved pricing service. Equity securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

144

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

Readily marketable equity securities traded in the over-the-counter market (“OTC”), including listed securities whose primary market is believed by Bessemer Investment Management LLC (“BIM”), or a sub-adviser, as applicable, to be over-the-counter, are valued at the mean of the latest bid and asked prices using a broker-dealer or an approved pricing service.

Shares of open-end investment companies are valued at the latest net asset value (“NAV”) reported by the investment company. Shares of investment companies that are traded intra-day on an exchange, such as exchange traded funds and closed-end funds, will be valued at the last sale price as reflected at the close of the regular trading session of such exchange.

Debt instruments are valued on the basis of prices obtained from a broker-dealer or an approved pricing service.

Foreign securities generally are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trade activity, the securities will be valued at the mean of the latest bid/ask quotations. As described below, this value is then converted into its U.S. dollar equivalent using the daily rate of exchange at the time of a Fund’s NAV calculation (normally 4:00 p.m. Eastern Time).

Forward currency contracts are valued at the mean between the bid and the asked prices. Quotations are available for regularly scheduled settlement dates such as on a 1-,2-,3-,4-,5-,6-,9-, and 12-month basis. Over-the-counter derivatives, such as swaps and non-exchange traded options and futures are valued on the basis of counterparty valuation quotations or dealer quotations, subject to review by BIM, or a sub-adviser with BIM’s oversight where appropriate. An approved pricing service may also be used to price these instruments. Exchange-traded swaps, options and futures contracts and options thereon are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. Repurchase agreements are valued at the original cost. Contracts for long puts and calls are valued at the bid price and short puts and calls are valued at the offering price of a broker-dealer or an exchange. Generally, options, rights/warrants and other “when-issued” securities follow the same pricing methods as equity securities.

Securities and other investments for which market quotations are not readily available are valued pursuant to policies and procedures established by the Board. The Board has designated BIM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, and delegated to BIM the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. For example, securities that may be subject to fair valuation include, but are not limited to: (1) securities in which trading has been halted pending further news; (2) illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities; (4) securities that may have defaulted or de-listed from an exchange and are no longer trading; (5) any other security for which the Pricing Committee (as defined below), with input from the Adviser or sub-advisers, as applicable, believes that the last trading price does not represent a reliable current price; or (6) other investments, including derivatives for which readily available market quotations are not generally available. In addition, a Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund’s share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those relating to a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant market fluctuations. There is no single standard for determining the fair value of a security or investment, but, rather, several factors are considered, including an evaluation of the forces that influence the market in which the security or investment is purchased or sold, in determining whether a market price is readily available and, if not, the security’s or other investment’s fair value.

In light of the judgment involved in fair value decisions, there can be no assurances that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

In the event of a change in the S&P 500 Index that is greater than predetermined levels approved by the Board, the Funds will utilize an approved pricing service that has been designated to determine fair value to price securities traded on any overseas exchange. Pricing service vendors base their valuations on a number of factors, including, but not limited to, actual transaction data, benchmark yields, market bids, market offers, quotations from dealers, credit risk spreads, interest rate spreads, proprietary pricing models, cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements, specific deal information and other relationships observed in markets of comparable securities. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold. Such fair valuations are categorized as Level 2 in the fair value hierarchy. Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy. The All Cap Core Fund, Large Cap Strategies Fund, Small & Mid Cap Strategies Fund, and Credit Income Fund utilized a systematic fair valuation model provided by an independent third-party vendor to fair value certain securities 91 days during the year ended October 31, 2023. As a result on days when the index change exceeds predetermined levels, certain securities held by the Funds were transferred from Level 1 into Level 2. On any subsequent day when such index level is not

145

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

exceeded, certain securities held by the Funds were transferred from Level 2 back into Level 1. As of October 31, 2023, foreign securities were fair valued as the change in the S&P 500 Index exceeded the Funds’ predetermined Level.

The fair value of investments is determined in accordance with the valuation policies and procedures approved by the Board. BIM, as the valuation designee, is responsible for (i) periodically assessing any material risks associated with the determination of the fair value of a fund’s investments; (ii) establishing and applying fair value methodologies; (iii) testing the appropriateness of fair value methodologies; and (iv) overseeing and evaluating third-party pricing services. BIM has established a pricing committee (the “Pricing Committee”) to fulfill certain functions under the valuation policies and procedures. Investments for which a market quotation is not readily available are either categorized as Level 2 or 3 depending on the observability of the inputs used. The Pricing Committee may consider one or more factors in determining an investment’s fair value. The factors to be taken into account, to the extent relevant, typically include, but are not limited to: fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition of the investments, an evaluation of the forces that influence the market in which the investments are purchased or sold, the type of investment, financial statements and company filings, lack of marketability, the cost at date of purchase, good faith recommendation of the portfolio manager and any other relevant matters. When the fair valuation of investments use significant unobservable inputs, such investments will be categorized as Level 3 in the fair value hierarchy.

The significant unobservable inputs used in fair value measurement of the Funds’ Level 3 investments may include, where applicable: (i) an estimation of a normalized earnings level or projected cash flows for the company; (ii) the discounts applied to the last available price of the investment or a selection of comparable investments due to the lack of marketability of the investment; (iii) values or bid offers by dealers or other third parties; and (iv) the value associated with the latest round of financing. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

The Pricing Committee employs various methods for calibrating the valuation approach related to investments categorized within Level 3 in the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors including back testing of trigger related fair value prices, a regular review of key inputs and assumptions, reviews of missing and stale prices and price variance analysis, including investigation of unusual or unexpected pricing changes and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reviewed by the Funds’ Board.

B. Security Transactions and Related Investment Income. Security transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Realized gains and losses on security transactions are determined using the identified cost method for maximum tax benefit to shareholders. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Funds are informed of the dividends. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis and includes where applicable, the amortization of premiums and accretion of discounts.

C. Payment-In-Kind Securities. The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the year ended October 31, 2023, there were no in-kind payments received by the Funds with respect to PIK securities.

D. Foreign Currency Transactions. The books and records of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates as of the date of the Statements of Assets and Liabilities. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and change in unrealized gain/(loss) on investments, futures contracts, swap agreements, forward foreign currency exchange contracts, foreign currency transactions, and foreign capital gains taxes in the Statements of Operations.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies, including the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

146

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

E. Securities Sold. The Funds may sell securities short. A short sale is a transaction in which a Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. A Fund is obligated to replace the borrowed securities at their market price at the time of settlement. A Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker to the extent required under applicable law and rules. Short sales by a Fund involve certain risks and special considerations.

The Funds may not always be able to close out a short position on favorable terms. Short sales involve the risk that a Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by a Fund). In contrast, the risk of loss from a long position is limited to a Fund’s investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage which may lead to higher volatility of a Fund’s NAV or greater losses for a Fund. The Funds had no short sales outstanding at October 31, 2023.

F. Inflation-Protected Securities. The Funds may invest in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

G. When-Issued and Delayed Delivery Securities. The Funds may purchase or sell securities that they are entitled to receive on a when-issued basis. The Funds may also purchase or sell securities on a delayed delivery basis. When-issued and delayed delivery securities involve risk that the security a Fund buys will lose value prior to its delivery. There is also a risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

H. Loan Participations and Assignments. The Credit Income Fund and Fixed Income Fund may invest in fixed or floating rate loans to U.S. companies, foreign entities, and U.S. subsidiaries of foreign entities made by one or more financial institutions. The rate of interest on a fixed-rate loan is generally a set amount. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the Secured Overnight Financing Rate, the London InterBank Offered Rate, the Certificate of Deposit Rate of a designated U.S. bank, the prime rate of a designated U.S. bank, the Federal Funds rate, or another base lending rate used by commercial lenders. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. A Fund may invest in loans that are investment grade, below investment grade (“junk”), or not rated by any nationally recognized statistical ratings organization. Loans that are rated lower than investment grade typically entail default and other risks greater than those associated with higher-rated loans. Generally, the lower the rating category, the riskier the investment. Typically, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Currently, the Credit Income Fund intends to invest in loans that are below investment grade and, to a lesser extent, unrated loans. The Credit Income Fund’s investments in loans are expected in most instances to be in the form of assignments. Generally, when a Fund purchases an assignment of a loan from a lender, it will step into the position of the lender and acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain obligations may be restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a loan is by purchasing a participation of interest and not an assignment. A Fund may have difficulty disposing of assignments and participation interests given these limitations and other factors.

In connection with floating rate loan interests, the Funds may also enter into unfunded loan commitments (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked- to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of October 31, 2023, the Funds had no unfunded floating rate loan interests.

I. Credit Enhancements. Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; and third party insurance. The value of the obligations may be affected

147

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

by changes in credit worthiness of the entities that provide any supporting letters of credit or other credit enhancements. The value of the obligations also will be affected by the exhaustion, termination or expiration of any credit enhancement.

J. Restricted and Illiquid Securities. The Funds may purchase securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at times advantageous to the Funds. Each Fund limits its illiquid investments to not more than 15% of its net assets. Illiquid investments, in general, are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

K. Distributions to Shareholders. Distributions from net investment income, if any, generally are declared and paid quarterly for the Credit Income Fund, Fixed Income Fund, Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund and at least annually for the All Cap Core Fund, Large Cap Strategies Fund and Small & Mid Cap Strategies Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

L. Expenses. Expenses that are directly related to one of the Funds are charged directly to that Fund on an accrual basis. Other operating expenses of the Corporation are prorated to each Fund on an accrual basis utilizing relative net assets or another reasonable basis.

3.	Principal Risks:

A. Market and Credit Risk.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by a Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness, or general market conditions, overall economic trends or events, governmental actions or intervention, armed conflicts, terrorist activities, political developments, actions taken by the Federal Reserve or other central banks, market disruptions caused by trade disputes or other events or circumstances, natural disasters, rapid inflation, supply chain disruptions, international sanctions, a pandemic or other public health crisis, currency and interest rate and price fluctuations, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of a Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an entity with which a Fund has unsettled or open transactions may default. Financial assets, which potentially expose a Fund to credit and counterparty risks, consist principally of investments, receivables for securities sold and cash due from brokers. The Funds’ Adviser and sub-advisers, as applicable, review the creditworthiness of counterparties that they believe entail material credit risk in relation to the investment policies of a Fund. The extent of a Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally represented by their values recorded in the Fund’s Statements of Assets and Liabilities.

B. Concentration Risk.

California Municipal Bond Fund and New York Municipal Bond Fund invest a substantial amount of their assets in municipal obligations of issuers located in a single state. This may subject each Fund to the risk that economic, political or social issues impacting a particular state could have an adverse and disproportionate impact on the income from, or the value or liquidity of, each Fund’s respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Portfolios of Investments.

C. LIBOR Discontinuance Risk.

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate. Historically, these floating rates have been largely based on the London Interbank Offered Rate (“LIBOR”). LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published, but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. A Fund may continue to

148

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

invest in instruments that continue to reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing, however, new LIBOR assets may no longer be available.

Regulators and market participants have been working together to identify or develop successor reference rates and necessary adjustments to associated spreads (i.e., the amounts above the relevant reference rates paid by borrowers in the market) (if any). Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with US Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates.

The potential effect of the transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The unavailability and replacement of LIBOR may affect the value, liquidity or return on certain Fund investments. Management continues to evaluate the impact of the market transition to alternative reference rates, such as SOFR or SONIA, evolves.

D. Shareholder Concentration Risk.

As of October 31, 2023, the following Funds had omnibus accounts which each owned more than 5% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
All Cap Core Fund	1	99.20%
Large Cap Strategies Fund	1	98.24%
Small & Mid Cap Strategies Fund	1	98.13%
Credit Income Fund	1	98.91%
Fixed Income Fund	1	99.63%
Municipal Bond Fund	1	99.30%
California Municipal Bond Fund	1	99.99%
New York Municipal Bond Fund	1	100.00%

4.	Fair Value Measurements:

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•      Level 1 - quoted prices generally in active markets for identical securities.

•      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit ratings, etc.).

•      Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Funds’ investments as of October 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total
All Cap Core Fund
Equity Securities	$2,621,875,546(b)	$83,067,269(b)	$—	$2,704,942,815
Exchange-Traded Funds	102,373,286	—	—	102,373,286
Investment Company	82,215,409	—	—	82,215,409
Total	$2,806,464,241	$83,067,269	$—	$2,889,531,510
149

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total
Large Cap Strategies Fund
Equity Securities	$15,476,058,885(b)	$3,306,382,945(b)	$—	$18,782,441,830
Rights/Warrants	—	—	0(b)	–
Exchange-Traded Funds	614,687,626	—	—	614,687,626
U.S. Government Securities	—	85,233,775	—	85,233,775
Investment Company	174,385,630	—	—	174,385,630
Cash Sweep	4,152,416	—	—	4,152,416

Other financial instruments - Liabilities Forward foreign currency exchange contracts	—	(7,057,090)(b)	—	(7,057,090)
Total	$16,269,284,557	$3,384,559,630	$0	$19,653,844,187

Small & Mid Cap Strategies Fund
Equity Securities
Australia	$—	$157,132,372	$2,186	$157,134,558
Austria	—	17,819,835	—	17,819,835
Belgium	—	12,501,345	—	12,501,345
Bermuda	4,606,250	—	—	4,606,250
Brazil	51,687,819	—	—	51,687,819
Canada	246,430,386	42,204	—	246,472,590
Chile	4,779,641	—	—	4,779,641
China	19,126,752	278,221,364	—	297,348,116
Costa Rica	1,231,927	—	—	1,231,927
Denmark	—	102,371,885	—	102,371,885
Finland	508,036	34,579,070	—	35,087,106
France	140,942	96,373,914	—	96,514,856
Germany	1,752,112	113,934,256	—	115,686,368
Greece	—	28,072,593	—	28,072,593
Hong Kong	—	40,437,324	—	40,437,324
Iceland	—	3,973,319	—	3,973,319
India	15,091,780	54,960,901	—	70,052,681
Indonesia	—	6,621,415	—	6,621,415
Ireland	15,813,834	2,304,748	—	18,118,582
Israel	114,163,898	43,688,921	—	157,852,819
Italy	11,335,014	100,334,974	—	111,669,988
Japan	247,088	634,376,628	—	634,623,716
Jersey Channel Islands	6,554,267	—	—	6,554,267
Luxembourg	1,043,383	1,008,375	—	2,051,758
Malaysia	—	3,267,083	—	3,267,083
Mexico	5,902,552	—	—	5,902,552
Netherlands	—	61,071,540	—	61,071,540
New Zealand	—	15,136,668	—	15,136,668
Norway	—	41,238,378	—	41,238,378
Peru	6,738,390	—	—	6,738,390
Poland	—	25,975,058	—	25,975,058
Portugal	—	9,919,497	—	9,919,497
Russia	—	—	0	0
Singapore	—	31,820,025	4,224	31,824,249
South Africa	7,613,617	17,570,003	—	25,183,620
South Korea	—	78,382,460	3,219,556	81,602,016
Spain	—	37,273,892	—	37,273,892
Sweden	—	85,085,538	—	85,085,538
Switzerland	—	138,028,898	—	138,028,898
Taiwan	—	60,582,422	—	60,582,422
150

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total
Thailand	$18,978,045	$7,310,001	$—	$26,288,046
Turkey	—	13,106,079	—	13,106,079
United Kingdom	2,614,900	423,571,197	11,297	426,197,394
United States	2,867,117,904	6,149,694	—	2,873,267,598
Uruguay	17,428,463	—	—	17,428,463
Vietnam	—	733,532	—	733,532
Total Equity Securities	$3,420,907,000	$2,784,977,408	$3,237,263	$6,209,121,671
Rights/Warrants
Finland	—	202,324	—	202,324
United States	—	—	0	0
Total Rights/Warrants	$—	$202,324	$0	$202,324
Exchange-Traded Funds	755,700,557	—	—	755,700,557
U.S. Government Securities	—	59,885,167	—	59,885,167
Investment Company	43,960,935	—	—	43,960,935
Cash Sweep	272,688,321	—	—	272,688,321
Total	$4,493,256,813	$2,845,064,899	$3,237,263	$7,341,558,975

Credit Income Fund
Preferred Stocks	$4,431,772(b)	$—	$—	$4,431,772
Exchange-Traded Funds	303,488,738	—	—	303,488,738
Bank Loans	—	—	1,474,843(b)	1,474,843
Corporate Bonds	—	177,545,800(b)	—	177,545,800
Asset-Backed Securities	—	394,355,880(b)	14,217,805(b)	408,573,685
Non-Agency Mortgage-Backed Securities	—	457,768,137(b)	39,818,786(b)	497,586,923
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	1,532,309(b)	—	1,532,309
U.S. Government Securities	—	701,736,036	—	701,736,036
Cash Sweep	134,443,903	—	—	134,443,903

Other financial instruments - Liabilities Interest Rate Risk	—	(21,287,338)(b)	—	(21,287,338)
Total	$442,364,413	$1,711,650,824	$55,511,434	$2,209,526,671

Fixed Income Fund
Municipal Bonds	$—	$8,204,204(b)	$—	$8,204,204
Corporate Bonds	—	358,673,960(b)	—	358,673,960
Asset-Backed Securities	—	100,070,423(b)	—	100,070,423
Non-Agency Mortgage-Backed Securities	—	407,946(b)	—	407,946
U.S. Government Agencies	—	4,813,526	—	4,813,526
U.S. Government Securities	—	894,146,578	—	894,146,578
Investment Company	11,024,552	—	—	11,024,552
Total	$11,024,552	$1,366,316,637	$—	$1,377,341,189

Municipal Bond Fund
Municipal Bonds	$—	$3,543,708,632(b)	$—	$3,543,708,632
Corporate Bonds	—	54,659,830(b)	—	54,659,830
U.S. Government Securities	—	138,669,922	—	138,669,922
Investment Company	135,225,919	—	—	135,225,919
Total	$135,225,919	$3,737,038,384	$—	$3,872,264,303

California Municipal Bond Fund
Municipal Bonds	$—	$281,585,432(b)	$—	$281,585,432
Corporate Bonds	—	1,719,249(b)	—	1,719,249
U.S. Government Securities	—	48,705,395	—	48,705,395
151

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total
Investment Company	$4,176,000	$—	$—	$4,176,000
Total	$4,176,000	$332,010,076	$—	$336,186,076

New York Municipal Bond Fund
Municipal Bonds	$—	$485,302,807(b)	$—	$485,302,807
Corporate Bonds	—	4,249,784(b)	—	4,249,784
U.S. Government Securities	—	48,440,937	—	48,440,937
Investment Company	5,160,136	—	—	5,160,136
Total	$5,160,136	$537,993,528	$—	$543,153,664

(a)	The Large Cap Strategies Fund and the Small & Mid Cap Strategies Fund held certain investments categorized as Level 3 that had a fair value less than 1% of NAV for the respective Fund for the year ended October 31, 2023. In addition, with the exception of the Credit Income Fund, there were no significant purchases and sales during the period. As of October 31, 2023, the fair value of Level 3 assets as a percentage of NAV was 0.00%, 0.20% and 2.48% for the Large Cap Strategies Fund, the Small & Mid Cap Strategies Fund and the Credit Income Fund, respectively. The Funds’ instrument types classified as Level 3 investments are valued using recent transaction price or broker quotes.
(b)	The classification of the Fund’s investments into major categories or countries is disclosed in the respective Fund’s Portfolio of Investments and in Note 5 for derivatives.

During the year ended October 31, 2023, the Funds recognized no material transfers to/from Level 1 or Level 2. The Fund’s policy is to recognize transfers to/from Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the period.

The following is a rollforward of Level 3 investments:

Credit Income Fund
Balance as of 10/31/2022 (value)	$46,511,337
Net accrued discounts (premiums)	180,050
Realized gain	96,863
Unrealized loss	(2,793,217)
Purchases	42,620,344
Sales (paydowns)	(12,723,180)
Transfer in	99,589
Transfer out	(18,480,352)
Balance as of 10/31/2023 (value)	$55,511,434
Net change in unrealized depreciation on investments still held at October 31, 2023	$(2,901,092)

5.	Derivative Instruments:

The Funds engage in various portfolio investment strategies utilizing derivatives both to increase the return of the Funds and/or to economically hedge, or protect, their exposure to, for example, interest rate movements, movements in the securities or commodities markets and currency value fluctuations. Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss. Losses may arise if the value of the contract decreases due to, among other potentially adverse events, an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives.

The primary difference in risks associated with over-the-counter contracts and exchange-traded contracts is credit and liquidity risks. Over-the-counter contracts, as bilateral arrangements, contain credit risk from various counterparties for any unrealized gains for the duration of the contract. The credit risk related to exchange-traded contracts is minimal because the exchanges are viewed as presenting lower credit risk than bilateral counterparties. The Funds may mitigate counterparty risk on derivatives through master netting agreements included within an

152

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $250,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The Funds’ maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate net unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For over-the-counter purchased options, the Funds bear the risk of loss in the amount of the premiums paid and positive change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate or require full collateralization of derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to post additional collateral or accelerate payment of any net liability owed to the counterparty. There were no trigger events during the year ended October 31, 2023.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as due from brokers for collateral and payable to brokers for collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments.

When counterparties post cash collateral with respect to various derivative transactions, a Fund may invest the collateral and receives interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in a Fund’s overall expenses on the Statements of Operations and expense ratio in the Financial Highlights.

As of October 31, 2023, the Funds had transactions subject to enforceable master netting arrangements (“MNA”). For reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements or another similar arrangement in the Statements of Assets and Liabilities. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Large Cap Strategies Fund
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)

Barclays Bank Plc	$7,057,090	$—	$—	$(6,090,000)	$967,090

Credit Income Fund
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)

Barclays Bank Plc	$21,287,338	$—	$—	$(21,100,000)	$187,338

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA or another similar arrangement.
(b)	Excess of collateral received from/payable to the individual counterparty is not shown for financial reporting purposes.
153

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

(c)	Net amount represents the net amount receivable from/payable to counterparty in the event of default.

The Funds may be subject to, among other risks, interest rate risk, equity price risk, commodity risk and foreign currency exchange risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

For open derivative instruments, please see the respective Fund’s Portfolio of Investments or details below:

	Fair Values of Derivative Instruments as of October 31, 2023
	Derivative Assets		Derivative Liabilities

Large Cap Strategies Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Forward Foreign Currency Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	$—	Unrealized depreciation on forward foreign currency exchange contracts	$7,057,090

	Fair Values of Derivative Instruments as of October 31, 2023
	Derivative Assets		Derivative Liabilities

Credit Income Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Interest Rate Risk	Unrealized appreciation on swap agreements	$—	Unrealized depreciation on swap agreements	$21,287,338

	The Effect of Derivative Instruments on the Statements of Operations For the Year Ended October 31, 2023 Net Realized Gain/(Loss) from Derivatives Recognized in Income
Large Cap Strategies Fund	Purchased Options and Structured Options (Investments)	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Risk	$—	$—	$—	$—	$(3,305,556)	$(3,305,556)

Credit Income Fund	Purchased Options and Structured Options (Investments)	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Interest Rate Risk	$—	$—	$1,694,278	$(23,970,769)	$—	$(22,276,491)
154

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

	Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Large Cap Strategies Fund	Purchased Options and Structured Options (Investments)	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Risk	$—	$—	$—	$—	$(7,057,090)	$(7,057,090)

Credit Income Fund	Purchased Options and Structured Options (Investments)	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Interest Rate Risk	$—	$—	$—	$6,993,919	$—	$6,993,919

For the year ended October 31, 2023, the quarterly average volume of derivative activities were as follows:

	Large Cap Strategies Fund	Credit Income Fund
Forward Foreign Currency Contracts Sold (U.S. Dollar Amounts)	$99,189,504	$—
Total Return Swaps (Notional Amounts in U.S. Dollars)	—	175,000,000

A. Futures Contracts. The Funds may purchase and write (sell) futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or commodity risk.

Futures contracts are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the contract at the close of the last trading day and the price at which the contract was originally written. Upon entering into a futures contract, the Funds are required to pledge to a futures commission merchant an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the underlying instrument. The Funds recognize an unrealized gain or loss equal to the variation margin. These futures contracts permit the Funds to meet their objectives at a lower cost than investing directly in the underlying instruments or commodities, while permitting the equivalent of an investment in a portfolio of the underlying instruments or commodities. A potential risk to the Funds is that the change in value of the underlying securities or commodities may not correlate to the change in value of the contracts. Listed futures contracts involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade and exchanges are viewed as presenting lower credit risk than bilateral counterparties.

B. Forward Foreign Currency Exchange Contracts. The Funds (except Municipal Bond Fund, California Municipal Bond and New York Municipal Bond) may enter into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date. The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open. Risks may arise upon entering into these contracts from, for example, the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain on the contract.

155

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

The Funds may be required to pledge to the broker an amount of cash, U.S. government securities or other assets, equal to a certain percentage of the contract amount.

C. Swap Agreements. The Funds may enter into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into total return, interest rate and other swap agreements. Interest rate swap agreements generally involve the agreement by the Funds to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on counterparty valuation quotations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/(depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Portfolios of Investments under the caption “Swap Agreements”.

D. Options. The Funds may purchase and write (sell) put and call options on equity securities and stock index futures in order to gain exposure to or to protect against changes in the market.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon swap agreement at any time before the expiration of the option.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears certain risks, including the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade and exchanges are viewed as presenting lower credit risk than bilateral counterparties. Transactions in certain over-the-counter options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid and unrealized gain (as purchaser) or the unrealized gain of the contract less the premium received (as writer).

The Credit Income Fund may invest in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk) or to increase or decrease its exposure to changes in foreign currency exchange rates (foreign currency exchange risk). These structured options may consist of single or multiple OTC options which are priced as a single security. Structured options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on a specific index with an initial reference strike price. Generally, the basis of the contracts is the premium received or paid which is recorded as an asset on the Statements of Assets and Liabilities. The amount of the asset is subsequently market-to-market to reflect the current market value of the structured option. When a structured option is transferred/sold or exercised, the

156

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

6.	Investment Advisory Fee, Administration Fee and Other Transactions:

A. Investment Advisory Fees. The Funds’ investment adviser is BIM, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”). Bessemer is a subsidiary of The Bessemer Group, Incorporated (“BGI”). The investment advisory fee paid to BIM for advisory services is computed daily and paid monthly in accordance with the following schedule:

	First $500 million of average net assets	Next $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion	Blended Advisory Rate
All Cap Core Fund	0.75%	0.70%	0.65%	0.68%
Credit Income Fund	0.65%	0.60%	0.55%	0.58%
Fixed Income Fund	0.45%	0.40%	0.35%	0.40%
Municipal Bond Fund	0.45%	0.40%	0.35%	0.37%
California Municipal Bond Fund	0.45%	0.40%	0.35%	0.45%
New York Municipal Bond Fund	0.45%	0.40%	0.35%	0.45%

Average net assets
Small & Mid Cap Strategies Fund	0.85%

	First $1.25 billion of average net assets	Next $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion	Blended Advisory Rate
Large Cap Strategies Fund	0.90%	0.85%	0.80%	0.81%

BIM has retained Acadian Asset Management, LLC (“Acadian”), Artisan Partners Limited Partnership (“Artisan”), Baillie Gifford Overseas Limited (“Baillie Gifford”), Champlain Investment Partners, LLC (“Champlain”), and Polunin Capital Partners Limited (“Polunin”) as sub-advisers to each manage segments of the Small & Mid Cap Strategies Fund. Acadian, Artisan, Baillie Gifford, Champlain, and Polunin are paid for their services directly by BIM.

BIM has retained Baillie Gifford and Sands Capital Management, LLC (“Sands”) as sub-advisers to each manage a segment of the Large Cap Strategies Fund. Baillie Gifford and Sands are paid for their services directly by BIM.

BIM has retained BlackRock Financial Management, Inc. (“BlackRock”) and Muzinich & Co., Inc. (“Muzinich”) as sub-advisers to each manage a segment of the Credit Income Fund. BlackRock and Muzinich are paid for their services directly by BIM.

B. Administration, Fund Accounting, Transfer Agent and Underwriting Fees. The Corporation, on behalf of each Fund, has entered into an administrative oversight, supervision and coordination services agreement (the “Administrative Agreement”) with Bessemer, pursuant to which Bessemer and Bessemer Trust Company (“BTCO”), an affiliate of BIM, provide certain non- advisory services to the Funds, such as the maintenance of records, the provision of supervisory personnel and the monitoring of the other non-advisory service providers. Under the Administrative Agreement, each Fund pays an annual fee of 0.03% of its average daily net assets for such services. The Bank of New York Mellon (“BNY Mellon”) and BNY Mellon Investment Servicing (US) Inc. act as administrator and fund accounting agent and transfer agent, respectively, for the Funds pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement, respectively. Certain Officers of the Funds are also employees of BNY Mellon.

The Corporation entered into an Underwriting Agreement with Foreside Funds Distributors LLC for the limited purpose of acting as statutory underwriter to facilitate the registration and distribution of shares of the Funds.

C. Distribution and Shareholder Servicing Fees. The Funds have adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services. Bessemer may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder

157

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

sub-servicing agent from the fee it receives from each of the Funds. Each Fund pays for shareholder support services an annual fee of 0.20% of its average daily net assets.

D. Custody Fees. The All Cap Core Fund, Fixed Income Fund, Municipal Bond Fund, California Municipal Bond Fund, and New York Municipal Bond Fund have each retained BTCO, a wholly-owned subsidiary of BGI, to serve as their custodian. The Large Cap Strategies Fund and the Small & Mid Cap Strategies Fund each has retained BTCO to serve as their co-custodian. Pursuant to the Funds’ Custody Agreements, BTCO is responsible for maintaining the custody of these Funds’ securities and cash. BTCO serves as custodian for the Small & Mid Cap Strategies Fund only with respect to equity securities of U.S. companies (other than exchange-traded funds) and securities in the form of depositary receipts directly managed by BIM, income, other payments and distributions issued with respect to such securities, proceeds of the sale of such securities, and cash, cash equivalents and money market instruments received and held by BTCO from time to time on behalf of the Small & Mid Cap Strategies Fund. BTCO also serves as custodian for the Large Cap Strategies Fund except for assets managed by Baillie Gifford. For providing these services, BTCO receives a fee calculated and paid monthly at the annual rate of 0.065% of the average daily net assets of the non-U.S. investments for All Cap Core Fund and Large Cap Strategies Fund and 0.015% of the average daily net assets of each of the Fixed Income Fund, Municipal Bond Fund, California Municipal Bond Fund, and New York Municipal Bond Fund or portion thereof for the Small & Mid Cap Strategies Fund and U.S. investments for All Cap Core Fund and Large Cap Strategies Fund. The Credit Income Fund has retained Citibank, N.A. (“Citibank”) to serve as its custodian and the Small & Mid Cap Strategies Fund and Large Cap Strategies Fund have retained Citibank to serve as its co-custodian. Citibank is responsible for maintaining the custody of these Funds’ securities and cash, assets of the Small & Mid Cap Strategies Fund managed by the sub-advisers, and assets of the Large Cap Strategies Fund managed by Baillie Gifford. For providing these services, Citibank receives a fee from each Fund calculated daily and paid monthly based on safekeeping and transaction fees that vary by country.

E. Fee Waivers. BIM has contractually committed through October 31, 2026 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios, excluding fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses, if any, of the Large Cap Strategies Fund at 1.10%, the Small & Mid Cap Strategies Fund at 1.10%, the Credit Income Fund at 0.85%, the Fixed Income Fund at 0.57%, the Municipal Bond Fund at 0.57%, the California Municipal Bond Fund at 0.57% and the New York Municipal Bond Fund at 0.57%. Any waiver amounts are disclosed in the Statements of Operations. For the year ended October 31, 2023, BIM waived $3,424,666 for the Small & Mid Cap Strategies Fund, $394,623 for the Credit Income Fund, $1,674,109 for the Fixed Income Fund, $3,103,068 for the Municipal Bond Fund, $638,834 for the California Municipal Bond Fund, and $962,510 for the New York Municipal Bond Fund. The contractual advisory fee waivers may be changed or terminated at any time with the approval of the Board. BIM, however, does not have the ability to recapture fees currently being waived at a later date.

F. Board of Directors’ Fees. Each Director who is not an “interested person” of the Corporation (as that term is defined under the 1940 Act) (each, an “Independent Director”) receives from the Funds a total annual retainer of $240,000, plus $30,000 for serving as Board’s Chairperson and $15,000 as the Audit Committee Chairperson.

Each Independent Director is reimbursed for all out-of-pocket expense relating to attendance at meetings of the board and any Board committee. Directors who are not independent Directors, officers or employees of BIM and BNY Mellon do not receive compensation from the Funds. Fees paid are allocated to the Funds on a pro rata basis based on net assets.

G. Other Transactions. From time to time, the Funds may sell or purchase investments from affiliated funds. The prices of these transactions are based on valuations obtained in accordance with the valuation procedures followed by the Funds, as described in Note 2, applied on a consistent basis. For the year ended October 31, 2023, there were no such transactions.

During the year ended October 31, 2022, Bessemer contributed $3,103,041 to the Large Cap Strategies Fund related to a financial benefit that Bessemer received from an unaffiliated third party arising from the Large Cap Strategies Fund’s investment in an unaffiliated money market fund, which is recorded as Contributions from the Adviser on the Statements of Changes in Net Assets.

158

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

7.	Securities Transactions:

Investment transactions for the year ended October 31, 2023, excluding short-term debt investments and U.S. Government securities, were as follows:

	Purchases	Sales
All Cap Core Fund	$1,544,716,139	$1,741,777,374
Large Cap Strategies Fund	4,676,980,464	5,534,954,975
Small & Mid Cap Strategies Fund	3,201,332,757	3,107,874,141
Credit Income Fund	624,636,132	860,720,457
Fixed Income Fund	227,051,418	305,475,256
Municipal Bond Fund	1,647,707,796	1,713,878,848
California Municipal Bond Fund	201,809,025	205,053,777
New York Municipal Bond Fund	193,567,721	205,591,681

Purchase and sales of U.S. Government Securities, excluding those with maturity of one year or less during the year ended October 31, 2023 were as follows:

	Purchases	Sales
Credit Income Fund	$344,940,387	$107,596,756
Fixed Income Fund	1,042,330,724	959,953,173
Municipal Bond Fund	348,988,086	245,200,781
California Municipal Bond Fund	48,998,711	25,362,422
New York Municipal Bond Fund	91,322,344	52,645,215

8.	Federal Income Taxes:

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions from net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Federal income tax regulations differ from accounting principles generally accepted in the U.S.; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character within the components of net assets in the Statements of Assets and Liabilities. These permanent differences primarily arise from utilization of earnings and profits on shareholder redemptions. Financial records are not adjusted for temporary differences. Temporary differences primarily arise from the tax treatment of wash sales, passive foreign investment companies, and index options.

As of October 31, 2023, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
All Cap Core Fund	$2,036,686,527	$909,804,036	$(56,959,053)	$852,844,983
Large Cap Strategies Fund	15,538,720,808	5,512,589,460	(1,397,466,081)	4,115,123,379
Small & Mid Cap Strategies Fund	7,630,953,437	976,107,997	(1,265,502,459)	(289,394,462)
Credit Income Fund	2,850,236,656	13,385,078	(654,095,063)	(640,709,985)
Fixed Income Fund	1,465,860,979	207,724	(88,727,514)	(88,519,790)
Municipal Bond Fund	4,057,229,622	130,121	(185,095,440)	(184,965,319)
California Municipal Bond Fund	349,229,865	678	(13,044,467)	(13,043,789)
New York Municipal Bond Fund	571,723,911	40,217	(28,610,464)	(28,570,247)
159

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

Permanent differences as of October 31, 2023, were as follows:

	Total Distributable Earnings /(Accumulated Loss)	Increase/ (Decrease) Paid-in-Capital
All Cap Core Fund	$(16,855,974)	$16,855,974
Large Cap Strategies Fund	13,953	(13,953)
Small & Mid Cap Strategies Fund	(899,083)	899,083

The Funds may be subject to taxes imposed by other countries in which they invest. Such taxes are generally based on income earned as well as capital gains and in certain situations, unrealized gains. These taxes are accrued and applied to net investment income, net realized gains and unrealized gains, if applicable, as such income and/or gains are earned.

The tax character of distributions from the Funds during the year ended October 31, 2023 was as follows:

	All Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Strategies Fund	Credit Income Fund
Distributions paid from:
Ordinary income	$5,321,700	$119,244,027	$38,864,269	$119,000,546
Net Long Term Capital Gains	63,552,699	—	—	—
Total Taxable Distributions	68,874,399	119,244,027	38,864,269	119,000,546
Tax Exempt Distributions	—	—	—	—
Total Distributions Paid	$68,874,399	$119,244,027	$38,864,269	$119,000,546

	Fixed Income Fund	Municipal Bond Fund	California Municipal Bond Fund	New York Municipal Bond Fund
Distributions paid from:
Ordinary income	$39,098,317	$15,941,024	$1,947,214	$2,565,990
Net Long Term Capital Gains	—	—	—	—
Total Taxable Distributions	39,098,317	15,941,024	1,947,214	2,565,990
Tax Exempt Distributions	—	57,228,412	5,232,608	7,916,302
Total Distributions Paid	$39,098,317	$73,169,436	$7,179,822	$10,482,292

The tax character of distributions from the Funds during the year ended October 31, 2022 was as follows:

	All Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Strategies Fund	Credit Income Fund
Distributions paid from:
Ordinary income	$—	$119,066,918	$153,341,719	$126,255,193
Net Long Term Capital Gains	204,878,100	1,469,697,910	505,598,370	—
Total Taxable Distributions	204,878,100	1,588,764,828	658,940,089	126,255,193
Tax Exempt Distributions	—	—	—	—
Total Distributions Paid	$204,878,100	$1,588,764,828	$658,940,089	$126,255,193

	Fixed Income Fund	Municipal Bond Fund	California Municipal Bond Fund	New York Municipal Bond Fund
Distributions paid from:
Ordinary income	$26,935,157	$4,426,209	$533,854	$623,256
Net Long Term Capital Gains	3,460,857	48,930,415	3,020,754	2,549,795
Total Taxable Distributions	30,396,014	53,356,624	3,554,608	3,173,051
Tax Exempt Distributions	—	32,820,832	3,157,556	6,033,836
Total Distributions Paid	$30,396,014	$86,177,456	$6,712,164	$9,206,887

The difference in classification between the amounts reflected above and the Statements of Changes in Net Assets is primarily due to short-term capital gain distributions.

160

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

As of and during the year ended October 31, 2023, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The statute of limitation on each Fund’s U.S. federal income tax returns remains open for each of the four years ended October 31, 2023. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

As of October 31, 2023, the components of distributable earnings/(accumulated loss) on a tax basis were as follows:

	All Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Strategies Fund	Credit Income Fund
Undistributed Tax Exempt Income	$—	$—	$—	$—
Undistributed ordinary income	1,901,036	96,814,460	42,282,289	12,465,075
Undistributed long-term capital gains	245,711,468	—	—	—
Accumulated Earnings	247,612,504	96,814,460	42,282,289	12,465,075
Capital Loss Carryforwards	—	(145,689,796)	(46,289,005)	(151,819,807)
Unrealized Appreciation/(Depreciation)	852,836,162	4,088,637,005	(290,806,684)	(640,709,985)
Total Accumulated Earnings/(Deficits)	$1,100,448,666	$4,039,761,669	$(294,813,400)	$(780,064,717)

	Fixed Income Fund	Municipal Bond Fund	California Municipal Bond Fund	New York Municipal Bond Fund
Undistributed Tax Exempt Income	$—	$7,233,249	$871,798	$1,049,976
Undistributed ordinary income	4,476,855	—	—	—
Accumulated Earnings	4,476,855	7,233,249	871,798	1,049,976
Capital Loss Carryforwards	(133,287,227)	(174,413,293)	(15,686,888)	(19,311,914)
Unrealized Appreciation/(Depreciation)	(88,519,790)	(184,965,319)	(13,043,789)	(28,570,247)
Total Accumulated Earnings/(Deficits)	$(217,330,162)	$(352,145,363)	$(27,858,879)	$(46,832,185)

As of October 31, 2023, the capital loss carryforwards of the below Funds is available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character.

	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
Large Cap Strategies Fund	$145,689,796	$ —
Small & Mid Cap Strategies Fund	46,289,005	—
Credit Income Fund	65,467,451	86,352,356
Fixed Income Fund	29,073,223	104,214,004
Municipal Bond Fund	69,036,174	105,377,119
California Municipal Bond Fund	5,876,389	9,810,499
New York Municipal Bond Fund	5,663,090	13,648,824

The capital loss carryforward will reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

The following Funds utilized capital loss carryforwards during the year ended October 31, 2023:

Utilized Capital Loss Carryforwards
Large Cap Strategies Fund	$293,613,697
Small & Mid Cap Strategies Fund	53,683,402

Under current tax law, ordinary losses incurred after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds had no late year loss deferrals in the current year.

161

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

9.	Commitments:

The Credit Income Fund may invest in floating rate loan interests. In connection with these investments, the Credit Income Fund may also enter into bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Credit Income Fund to furnish temporary financing to a borrower until permanent financing can be arranged.

As of October 31, 2023, the Credit Income Fund had no outstanding bridge loan commitments. In connection with these commitments, the Credit Income Fund would earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which would be included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

10.	Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds. Effective November 1, 2023, BIM has contractually committed through October 31, 2026 to waive its advisory fee to the extent necessary to maintain the net operating expense ratio of the All Cap Core Fund, excluding fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 0.95%. The waiver commitment may not be changed or terminated at any time before October 31, 2026 without the approval of the Board of Directors of the Funds. BIM may, however, determine not to waive its advisory fees in the future. BIM does not have the ability to recapture fees currently being waived at a later date. No other subsequent events requiring recognition or disclosure in the financial statements were identified.

11.	Additional Tax Information (Unaudited)

Qualified Dividend Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2023, as Qualified Dividend Income (“QDI”) as defined in the Code as follows:

All Cap Core Fund	100.00%
Large Cap Strategies Fund	100.00%
Small & Mid Cap Strategies Fund	100.00%
Credit Income Fund	1.71%

Qualified Interest Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2023, as Qualified Interest Income as defined in the Code as follows:

All Cap Core Fund	10.84%
Large Cap Strategies Fund	2.46%
Small & Mid Cap Strategies Fund	1.25%
Credit Income Fund	75.31%
Fixed Income Fund	88.85%
Municipal Bond Fund	18.37%
California Municipal Bond Fund	23.44%
New York Municipal Bond Fund	21.16%

Qualified Short Term Gain (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2023, as Qualified Short-Term Gain as defined in the Code as follows:

All Cap Core Fund	0.00%
Large Cap Strategies Fund	0.00%
Small & Mid Cap Strategies Fund	0.00%
Credit Income Fund	0.00%
Fixed Income Fund	0.00%
Municipal Bond Fund	0.00%
162

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2023

California Municipal Bond Fund	0.00%
New York Municipal Bond Fund	0.00%

Dividends Received Deduction (Unaudited)

For the fiscal year ended October 31, 2023, the following percentage of income dividends paid by the Funds qualifies for the Dividends Received Deduction available to corporations:

All Cap Core Fund	100.00%
Large Cap Strategies Fund	100.00%
Small & Mid Cap Strategies Fund	43.37%
Credit Income Fund	0.22%

Long Term Capital Gain Dividends (Unaudited)

The Fund designates Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2023 as follows:

All Cap Core Fund	$63,552,699

U.S. Government Income (Unaudited)

The percentages of the ordinary income dividends paid by the Funds during the fiscal year ended October 31, 2023 which were derived from U.S. Treasury securities were as follows:

All Cap Core Fund	0.05%
Large Cap Strategies Fund	1.04%
Small & Mid Cap Strategies Fund	0.34%
Credit Income Fund	14.13%
Fixed Income Fund	55.00%
Municipal Bond Fund	4.65%
California Municipal Bond Fund	12.54%
New York Municipal Bond Fund	10.01%

Tax Exempt Distributions (Unaudited)

The distributions designated as tax exempt dividends paid for the fiscal year ended October 31, 2023 were as follows:

Municipal Bond Fund	$57,228,412
California Municipal Bond Fund	5,232,608
New York Municipal Bond Fund	7,916,302
163

Old Westbury Funds, Inc.
Report of Independent Registered Public Accounting Firm
October 31, 2023

To the Shareholders and the Board of Directors of Old Westbury Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Old Westbury Funds, Inc. (the “Corporation”) (comprising All Cap Core Fund, Large Cap Strategies Fund, Small & Mid Cap Strategies Fund, Credit Income Fund, Fixed Income Fund, Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of October 31, 2023, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Corporation at October 31, 2023, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the Corporation	Statement of operations	Statement of changes in net assets	Financial highlights
All Cap Core Fund Large Cap Strategies Fund Small & Mid Cap Strategies Fund Fixed Income Fund Municipal Bond Fund	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the five years in the period ended October 31, 2023
Credit Income Fund	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the three years in the period ended October 31, 2023 and the period from October 1, 2020 (commencement of operations) through October 31, 2020
California Municipal Bond Fund New York Municipal Bond Fund	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the four years in the period ended October 31, 2023 and the period from December 4, 2018 (commencement of operations) through October 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodians, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Corporation’s auditor since 2006.

New York, NY

December 26, 2023

164

Old Westbury Funds, Inc.
Directors and Officers of Old Westbury Funds, Inc. (Unaudited)
October 31, 2023

Independent and Interested Directors. The following table sets forth certain information with respect to the Directors of the Corporation, each of which, under current Board policy, may serve until the end of the calendar year during which he or she reaches the applicable mandatory retirement age established by the Board.

Name, Address, and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served as a Director of the Corporation	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships[1] Held by Director During Past 5 Years

Interested Director

George H. Wilcox[2] 1271 Avenue of the Americas New York, NY 10020 Age: 58	Director	Indefinite term; 5 Years	President of Bessemer (2013 - Present).	8	0

Patrick Darcy[2] 1271 Avenue of the Americas New York, NY 10020 Age: 54	Director	Indefinite term; Since October 17, 2023	Managing Director, Chief Information Security Officer and Head of Corporate Operations of Bessemer (since 2022); Managing Director (2020-2021); Principal and Information Security Officer (2013-2019)	8	0

Independent Directors

Alexander Ellis III 1271 Avenue of the Americas New York, NY 10020 Age: 74	Chairman & Director	Indefinite term; 10 Years	General Partner, Rockport Capital Partners (2000-Present); Partner, New Energy Development Co. (2020-Present); Partner, Abnaki Group, LLC (2017-Present).	8	1[3]

Patricia L. Francy 1271 Avenue of the Americas New York, NY 10020 Age: 78	Director	Indefinite term; 19 Years	Director, corporate, and foundation boards.	8	1[4]
165

Old Westbury Funds, Inc.
Directors and Officers of Old Westbury Funds, Inc. (Unaudited) - (Continued)
October 31, 2023

Name, Address, and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served as a Director of the Corporation	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships[1] Held by Director During Past 5 Years

R. Keith Walton 1271 Avenue of the Americas New York, NY 10020 Age: 59	Director	Indefinite term; 7 Years	Managing Director, Lafayette Square Holding (October 2020-Present); Senior Adviser & Venture Partner, Plexo LLC (March 2017-October 2020); Senior Adviser, Vatic Labs LLC (May 2018-July 2019); Executive Vice President and Chief Legal Officer, Zero Mass Water LLC (July 2017-July 2018); and Vice President, Strategy, Arizona State University (2013-July 2017).	8	6[5]

[1]	Directorships held during the last five years in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[2]	Directors who are or may be deemed “interested persons” (as defined under the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Wilcox is deemed an Interested Director by virtue of his position as President of Bessemer Trust Company, N.A. Mr. Wilcox also serves as Director of Bessemer Trust Company (Cayman) Ltd. and Bessemer Investor Services. Mr. Darcy is deemed an Interested Director by virtue of his position as Managing Director, Chief Information Security Officer and Head of Corporate Operations of Bessemer.
[3]	Mr. Ellis has served as Director of Clean Diesel Technologies Inc.
[4]	Ms. Francy has served as Director of Siebert Financial Corporation.
[5]	Mr. Walton serves, or has served, as Director of the following entities: Blue Crest Capital Management, LLC Funds; Global Infrastructure Partners; Systematica Investment Limited; Zweig Fund Inc.; Zweig Total Return Fund Inc.; and Virtus Closed-End Funds.
166

Old Westbury Funds, Inc.
Directors and Officers of Old Westbury Funds, Inc. (Unaudited) - (Continued)
October 31, 2023

Officers. The table below sets forth certain information with respect to the Officers of the Corporation:

Name, Address, and Age	Position(s) Held with the Corporation	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

David W. Rossmiller 1271 Avenue of the Americas New York, NY 10020 Age: 65	President & Chief Executive Officer	Indefinite; 11 Years	Managing Director and Chief Portfolio Management and Head of Fixed Income, Bessemer Trust Company, N.A. (Since 2010).

Nicola R. Knight 1271 Avenue of the Americas New York, NY 10020 Age: 60	Chief Legal Officer; Secretary	Indefinite; Chief Legal Officer 3 Years; Secretary since May 31, 2023	Managing Director of Bessemer Trust Company, N.A. (Since 2020); Principal and Associate General Counsel of Bessemer, N.A. (Since 2007).

Matthew A. Rizzi 1271 Avenue of the Americas New York, NY 10020 Age: 50	Vice President & Treasurer	Indefinite; 9 Years	Principal and Head of Fund Accounting, Bessemer Trust Company, N.A. (Since 2018); Principal and Head of Trust Accounting and Fees, Bessemer Trust Company, N.A. (2015-2017).

Ritu Gupta 1271 Avenue of the Americas New York, NY 10020 Age: 43	Chief Compliance Officer	Indefinite; 2 Years	Principal and Director of Investment Management Compliance, Bessemer Trust Company, N.A. (Since March 2021); Vice President, Brown Brothers Harriman & Co. (2005-2021).

Hardik B. Patel 1271 Avenue of the Americas New York, NY 10020 Age: 41	Vice President & Assistant Treasurer	Indefinite; 3 Years	Senior Vice President and Accounting Manager, Bessemer Trust Company, N.A. (Since 2021); Vice President and Accounting Manager, Bessemer Trust Company, N.A. (2017-2020); Associate Vice President and Accounting Manager, Bessemer Trust Company, N.A. (2015-2017).

David Schwart 801 Brickell Avenue Suite 2000 Miami, FL 33131-2900 Age: 53	Vice President & Anti- Money Laundering Compliance Officer	Indefinite; 8 Years	Senior Vice President and Senior Bank Compliance Manager, Bessemer Trust Company, N.A. (Since 2019); Vice President and Associate Director of Bank Compliance, Bessemer Trust Company, N.A. (2013-2019).
167

Old Westbury Funds, Inc.
Directors and Officers of Old Westbury Funds, Inc. (Unaudited) - (Continued)
October 31, 2023

Name, Address, and Age	Position(s) Held with the Corporation	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Jordan Hedge 103 Bellevue Parkway Wilmington, DE 19809 Age: 42	Vice President and Assistant Treasurer	Indefinite; 1 Year	Vice President and Group Manager of Fund Accounting and Administration Client Services, The Bank of New York Mellon (“BNY Mellon”) (Since 2004).

Jack Jafolla 103 Bellevue Parkway Wilmington, DE 19809 Age: 53	Assistant Treasurer	Indefinite; 16 Years	Vice President and Lead Manager of NAV Operations, BNY Mellon (Since 2008).

Heather Crowley 1 Boston Place, 7th Floor Boston, Massachusetts 02108 Age: 43	Assistant Secretary	Indefinite; Since May 31, 2023	Vice President and Group Manager, BNY Mellon, Regulatory Administration (Since 2019); Vice President and Lead Manager, BNY Mellon (2016-2018).

The Statement of Additional Information (“SAI”) includes additional information about the Corporation’s Directors and Officers and is available upon request, without charge. To obtain a copy of the SAI, please call (800) 607-2200.

168

Old Westbury Funds, Inc.
Additional Information (Unaudited)
October 31, 2023

Information on Proxy Voting:

The Funds’ proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information on Form N-PORT

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. The Funds’ Forms N-PORT is available on the SEC’s website at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling (800) 607-2200.

169

Old Westbury Funds, Inc.
Liquidity Risk Management Program (Unaudited)
October 31, 2023

The Corporation has adopted a Liquidity Risk Management Program (the “Program”), on behalf of each of its Funds under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program became effective on June 1, 2019. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed the Adviser’s Liquidity Risk Committee to be the program administrator for the Program (the “Program Administrator”). On July 18, 2023, the Board of Directors reviewed the annual report (the “Report”) concerning the operation of the Program based on a Fund-by-Fund analysis as of April 30, 2023. The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) historical data with respect to purchase and redemption requests compared to average cash levels; and (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

170

Old Westbury Funds, Inc.
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)
October 31, 2023

At a meeting held on July 18, 2023, the Board of Directors (the “Board” or the “Directors”) of Old Westbury Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) of any party to the agreements defined below (“Independent Directors”), unanimously approved the continuation of the following investment advisory and sub-advisory agreements (collectively, the “Agreements”): (1) an investment advisory agreement between Bessemer Investment Management LLC (“BIM” or the “Adviser”) and the Corporation on behalf of Old Westbury All Cap Core Fund (“All Cap Core Fund”), Old Westbury Large Cap Strategies Fund (“Large Cap Strategies Fund”), Old Westbury Small & Mid Cap Strategies Fund (“Small & Mid Cap Strategies Fund”), Old Westbury Credit Income Fund (“Credit Income Fund”), Old Westbury Fixed Income Fund (“Fixed Income Fund”), Old Westbury Municipal Bond Fund (“Municipal Bond Fund”), Old Westbury California Municipal Bond Fund (“California Municipal Bond Fund”), and Old Westbury New York Municipal Bond Fund (“New York Municipal Bond Fund”) (each, a “Fund” and, collectively, the “Funds”), (2) a sub-advisory agreement among BIM, Artisan Partners Limited Partnership (“Artisan”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund, (3) a sub-advisory agreement among BIM, Champlain Investment Partners, LLC (“Champlain”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund, (4) a sub-advisory agreement among BIM, BlackRock Financial Management, Inc. (“BlackRock”) and the Corporation on behalf of the Credit Income Fund, (5) a sub-advisory agreement among BIM, Sands Capital Management, LLC (“Sands”) and the Corporation on behalf of the Large Cap Strategies Fund, (6) a sub-advisory agreement among BIM, Muzinich & Co, Inc. (“Muzinich”) and the Corporation on behalf of the Credit Income Fund, (7) a sub-advisory agreement among BIM, Baillie Gifford Overseas Limited (“Baillie Gifford”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund and the Large Cap Strategies Fund, (8) a sub-advisory agreement among BIM, Polunin Capital Partners Limited (“Polunin”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund, and (9) a sub-advisory agreement among BIM, Acadian Asset Management LLC (“Acadian”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund (Polunin, Artisan, Champlain, BlackRock, Sands, Muzinich, Baillie Gifford and Acadian together, the “Sub-Advisers”). At both the meeting of the Board held on July 18, 2023 and the meeting of the Board held on April 18, 2023, the Board had requested and received substantial information regarding the Adviser, each of the Sub-Advisers, and the Agreements, as well as related matters pertaining to the fee rates charged and services provided by affiliated service providers.

The Directors reviewed detailed due diligence questionnaires from BIM and each of the Sub-Advisers, as well as substantial information concerning, among other things, each Fund’s performance, comparative fee and expense information as well as information regarding BIM and each of the Sub-Advisers relating to their respective organizations, compliance and regulatory processes and programs and financial conditions. The Directors also discussed and considered economies of scale and how the Adviser shared those economies with the Funds’ shareholders. The Board received and discussed information concerning BIM’s and each Sub-Adviser’s performance, the use of affiliated brokers to execute transactions, the use of soft dollars, best execution, portfolio manager compensation, and whether there are any other direct or indirect benefits received by the Adviser or the Sub-Advisers in managing the Funds. In addition, the Adviser supplied the Directors with additional information concerning its estimated profitability from managing the Funds. Moreover, the Board had received and considered materials and presentations throughout the course of the year relating to the investment management, performance and operation of the Funds.

The Directors determined that they had received adequate information to make a reasonable determination with respect to the approval of the Agreements. The Board considered information about BIM and the Sub-Advisers, the performance of the Funds and certain additional factors described above and below that it deemed relevant. The following summary details the materials and factors that the Board considered, among others, and the conclusions they reached, in approving the continuance of the Agreements.

(1) The nature, extent and quality of services provided by the Adviser and Sub-Advisers.

The Board considered the scope and quality of services provided by the Adviser and Sub-Advisers, particularly the qualifications, capabilities and experience of the investment, operational, compliance, legal and other personnel who are responsible for providing services to the Funds. The Board also considered the fact that the Adviser and Sub-Advisers pay the costs of all investment and management facilities necessary for the efficient conduct of their respective services. The Board further considered the role and efforts of the Adviser in providing oversight of the various Sub-Advisers for the Funds, including in overseeing the service of, and in monitoring the performance of, each Sub-Adviser, as well as determining the appropriate allocation of assets to Sub-Advisers. The Board also considered the Adviser’s role in making recommendations to the Board regarding retaining or replacing Sub-Advisers where appropriate and in conducting the necessary searches and due diligence of prospective new sub-advisers. In this regard, the Board noted the information that it had received regarding the Adviser’s on-going due diligence with respect to each Sub-Adviser, including the Adviser’s review of, among other things, each Sub-Adviser’s investment process, compliance program and performance. The Board also took into account the various reports it received throughout the year regarding the activities and operation of various oversight and operations groups within the Adviser and its affiliates, such as External Managers Solutions Group, Internal Audit, Cybersecurity and Business Continuity, and Investment Risk Management. The Board also considered the role of the Pricing Committee in the valuation of the Funds’ portfolio instruments, including its role in determining fair values for securities pursuant to the Corporation’s Valuation Policies, as well as its role in selecting and monitoring pricing service providers and, foreign fair value service providers.

171

Old Westbury Funds, Inc.
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited) - (Continued)
October 31, 2023

In addition, the Board considered that the Adviser manages the overall investment program of the Funds and that the Adviser keeps the Board informed of important developments affecting the Funds, both in connection with the Board’s annual review of the Investment Advisory Agreement and Sub-Advisory Agreements and at each Board meeting. The Board also noted that it received in-person or video conference reports from each Sub-Adviser on a rotating schedule. The Board evaluated these factors based on its direct experience with the Adviser, and in consultation with Counsel to the Corporation and Counsel to the Independent Directors, as well as Counsel to the Independent Directors alone. The Board also considered the Adviser’s effectiveness in ensuring that the Funds are in compliance with their respective investment policies and restrictions and the requirements of the 1940 Act and related securities regulations. The Board further noted the Adviser’s and its affiliates’ efforts to oversee the Funds’ other service providers, including those providing administrative, accounting and custodial services.

Based on these factors, as well as other factors discussed herein, the Board concluded that the nature, quality and extent of services provided by the Adviser and Sub-Advisers have been and continue to be satisfactory.

(2) The performance of the Funds and the Adviser and Sub-Advisers.

The Board’s analysis of the Funds’ performance included the discussion and review of the performance data of each of the Funds against securities benchmarks as well as against a competitive group of similar funds, based on, in part, information provided by an independent, third-party mutual fund data provider. The Board considered that for some Funds the investment strategy employed by the Fund was distinct from any securities benchmark and was different than that employed by other funds, making performance comparisons against benchmarks and industry peers less meaningful. The Board reviewed comparative performance over long-, intermediate- and short-term periods. In reviewing performance, the Board generally placed greater emphasis on longer-term performance than on shorter-term performance, taking into account that over short periods of time underperformance may be transitory. The Board also considered the performance of the Funds in the context of whether the Funds were meeting the expectations of Bessemer clients invested in the Funds. In this regard, the Board considered that the Fixed Income Fund, Municipal Bond Fund, New York Municipal Bond Fund and California Municipal Bond Fund were designed as conservative investment products and that clients were most interested in capital preservation when investing in those particular Funds. As a result, the Board determined that the Fixed Income Fund, Municipal Bond Fund, New York Municipal Bond Fund and Cali-fornia Municipal Bond Fund appeared to be meeting their investment objectives even though some Funds may have underperformed their competitive peer groups during certain periods.

The Board considered the performance of the Adviser and each of the Sub-Advisers both against comparative benchmarks as well as against similarly managed accounts, if applicable, managed by the Adviser and Sub-Advisers. When reviewing performance against similarly managed accounts, the Board considered, among other things, differences in the nature of such accounts from a regulatory and tax perspective and differences in the investment mandate from that of the Funds. In evaluating the Funds’ performance, the Board also considered the principal role of the Funds as part of the asset allocation strategy for client accounts maintained by Bessemer and its affiliates.

(3) The cost of the advisory and sub-advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the level of the advisory and sub-advisory fees, the Board considered a number of factors. The Board’s analysis of each Fund’s advisory fees and expenses included a discussion and review of data concerning the current fee and expense ratios of each Fund compared to a peer group of similar funds and noted that each Fund’s advisory fee and expenses were generally in line with those of their representative group. The Board also noted the applicable advisory fee breakpoints as well as the Adviser’s contractual commitment to waive advisory fees for certain of the Funds. Additionally, the Board considered the Adviser’s profitability. With respect to the Sub-Advisory Agreements with the Sub-Advisers, the Board noted that the Sub-Advisers’ fees were paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of the Sub-Advisers. The Board noted that Sub-Advisory fee levels were arrived at pursuant to an arms-length negotiation between the Adviser and each Sub-Adviser. The Board also considered fee data from the Sub-Advisers with respect to similarly managed accounts and considered the relevance of differences in the services provided to separate accounts as they relate to differences in the fees charged in connection with the Funds. The Board also took into account the significant costs and risks assumed by the Adviser in connection with launching and maintaining the Funds, including entrepreneurial risks.

Based on this analysis as well as other factors described herein, including the fact that the Funds are intended principally to satisfy asset allocation requirements of client accounts maintained by Bessemer and its affiliates, the Board concluded that the advisory fee schedule for each Fund was fair and reasonable in light of the quality of services provided by the Adviser and Sub-Advisers.

(4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

The Board considered the information provided by the Adviser relating to economies of scale. In this regard, the Board noted the current advisory fee breakpoint levels at $500 million and $1 billion with respect to All Cap Core Fund, Fixed Income Fund, California Municipal

172

Old Westbury Funds, Inc.
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited) - (Continued)
October 31, 2023

Bond Fund, New York Municipal Bond Fund, Municipal Bond Fund and Credit Income Fund, and at $1.25 billion and $2.5 billion for the Large Cap Strategies Fund. The Board also considered the experience of the Adviser in managing the Funds, as well as the Adviser’s profitability analysis. The Board also noted other areas where each Fund may share in economies of scale, including through potential lower fees charged by third-party service providers based on the combined size of the Funds.

(5) Ancillary benefits and other factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser, the Sub-Advisers and their affiliates from the management of the Funds (such as soft-dollar credits), including the ability to market their advisory services for similar products in the future. In addition, the Board discussed the compensation payable by the Funds to affiliates of the Adviser for other services including administrative services, shareholder servicing and custody. The Board considered comparative information relating to the fees charged for these services and reviewed reports from the Adviser and its affiliates regarding their capabilities and experience in providing these services. The Board also discussed the use of the Funds as asset allocation investment vehicles for clients of Bessemer and its affiliates, with the resulting expectation that the asset sizes of the Funds would grow as Bessemer’s client base grows. The Board concluded that advisory and sub-advisory fees were reasonable in light of these fall-out benefits.

Conclusion

The Board, including all of the Independent Directors, concluded that the fees payable under the Investment Advisory Agreement and Sub-Advisory Agreements were fair and reasonable with respect to the services that the Adviser and each Sub-Adviser provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Counsel to the Independent Directors, as well as Counsel to the Corporation, in making this determination.

173

Investment Adviser:

Bessemer Investment Management LLC

1271 Avenue of the Americas

New York, NY 10020

(212) 708-9100

Distributor:

Foreside Funds Distributors LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

Custodians:

Bessemer Trust Company

100 Woodbridge Center Drive

Woodbridge, NJ 07095

Citibank, N.A.

388 Greenwich Street

New York, NY 10013

Administrator:

The Bank of New York Mellon

103 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

Wilmington, DE 19809

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Bessemer Investment Management LLC and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report.

October 31, 2023

Cusip 680414307

Cusip 680414109

Cusip 680414604

Cusip 680414851

Cusip 680414406

Cusip 680414505

Cusip 680414877

Cusip 680414869

(OWF_A21-AR2023)

(10/23)

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

The Code of Ethics for Principal Executive and Principal Financial Officers is attached as an Exhibit under Item 13(a)(1).

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has three audit committee financial experts serving on its audit committee and those persons (Patricia L. Francy, Alexander Ellis III and R. Keith Walton) are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $709,010 in 2023 and $666,490 in 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $10,150 in 2023 and $9,670 in 2022. Fees for both 2023 and 2022 relate to the review of financial statement data incorporated in the Funds’ periodic N-1A filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $270,402 in 2023 and $247,617 in 2022. Fees for both 2022 and 2021 relate to the review of federal income and excise tax returns, review of capital gains distribution calculations and certain global tax compliance services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $50,650 in 2023 and $48,255 in 2022. Fees for both 2023 and 2022 relate to the review of holdings for the Funds’ affiliated custodian under Rule 17f-2.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Before an auditor is engaged by the Funds to render audit services, the Audit Committee reviews and approves the engagement, including all related fees. The Audit Committee also reviews and approves in advance, unless excepted under Rule 2-01(c)(7) of Regulation S-X, any proposal that the Funds employ their auditor to render “permissible non-audit services” to the Funds, including all related fees. In addition, the Audit Committee reviews and approves in advance, unless excepted under Rule 2-01(c)(7) of Regulation S-X, any proposal that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds, employ the Funds’ Auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Audit Committee considers whether the provision of such services does not impact the Auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $685,052 in 2023 and $323,872 in 2022.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Old Westbury Funds, Inc.

By (Signature and Title)*	/s/ David W. Rossmiller
David W. Rossmiller, President and Chief Executive Officer
(Principal Executive Officer)

Date	January 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David W. Rossmiller
David W. Rossmiller, President and Chief Executive Officer
(Principal Executive Officer)

Date	January 8, 2024

By (Signature and Title)*	/s/ Matthew A. Rizzi
Matthew A. Rizzi, Treasurer
(Principal Financial Officer)

Date	January 8, 2024

* Print the name and title of each signing officer under his or her signature.